(ICON)

Prudential
Municipal
Series Fund

Arizona Series

ANNUAL REPORT
Aug. 31, 1995

(LOGO)

Prudential Municipal Series Fund
Arizona Series

Performance At A Glance.

It has been a good year for shareholders of the Prudential
Municipal Series
Fund: Arizona Series. Municipal bond investors earned not only their coupon income, but also saw a gain in net asset value as well. We are pleased to report that your Portfolio performed in line with the average Arizona municipal bond fund measured by Lipper Analytical Services over the past 12 months.


Cumulative Total Returns1                            As of
8/31/95
                            One        Five      Ten
Since
                            Year       Years    Years
Inception2
            Class A          8.1%       48.8%     N/A
51.8%

            Class B          7.8        45.9     114.0%
143.5

            Class C          7.5        N/A       N/A
7.7

Lipper AZ Muni Avg3          7.8        47.8     113.6
140.0

Average Annual Total Returns1                       As of
9/30/95

                            One        Five      Ten
Since
                            Year       Years    Years
Inception2

            Class A          6.3%        7.7%     N/A
7.1%

            Class B          4.2         7.8       8.1%
8.4%

            Class C          7.9        N/A       N/A
6.8



Taxable Equivalent Yield
                         Total Dividends     30-Day
At Tax Rates of
                         Paid for 12 Mos.   SEC Yield
36%         39.6%

Your           Class A    $0.62              4.14%
6.85%        7.26%

Dividend       Class B    $0.58              4.26
7.05         7.47

As of 8/31/95  Class C    $0.56              4.27
7.07         7.49


Past performance is not a guarantee of future results.
Principal and investment
return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper
Analytical Services. The
cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Series charges a maximum front-end sales load of 3% for Class A shares and a contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years.

2Inception dates: 1/22/90 for Class A; 9/24/84 for Class B;
and 8/1/94 for
Class C.

3The Lipper Arizona Municipal Bond fund average includes 30 funds for one year, seven funds for five years, one fund for 10 years, and one fund since inception of the Class B shares on 9/24/84.


How Investments Compared.
    (as of 8/31/95)

        (GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different
-- we provide
12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk.
The greater the
risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes a good deal) and their returns are historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes. (20-year returns are not available.)

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

*19 years for General Muni Debt Funds.

Christian Smith, Fund Manager

Portfolio
Manager's Report

(PHOTO)

The Series invests in carefully selected long-term municipal bonds that offer a high level of current income exempt from Arizona state and federal income taxes, consistent with preservation of capital. Certain shareholders may be subject to the federal alternative minimum tax, however. The Series invests primarily in obligations of Arizona state, municipal and local governments, including U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and
Guam), the income of which is also exempt from federal and Arizona state income taxes.


Strategy Session.

It has been a positive year for tax-free municipal bonds. Although interest rates rose sharply in 1994 on inflation fears, they have tumbled back down slowly so far in 1995, as economic growth slowed. The Bond Buyer Revenue Bond
Index Yield stood at 6.4% on September 1, 1994 (the index is calculated on
Thursdays), and rose by a percentage point to a high of 7.4% in mid-October
1994, before falling to 6.3% on August 31, 1995. As you can see, when the dust had settled, long-term municipal bond interest rates ended the period lower.

This year, we have been buying longer-maturity bonds with discount coupons
(coupons lower than the prevailing market), and some zero coupon bonds, because these are more likely to appreciate if interest rates fall as we expect. In addition, we sold bonds that could be called within the next five years, because they are less likely to appreciate as interest rates fall.

Sector Breakdown

    (GRAPH)


Merger Approved.

The Trustees have approved a plan to merge the Prudential
Municipal Series
Fund: Arizona Series with the Prudential National Municipals
Fund effective
October 27. Until the merger, Christian Smith has served as portfolio manager of the Prudential Municipal Series Fund: Arizona Series. He was named to the position in May.

What Went Well.

We Held On
To Good Yields
We increased assets invested in non-callable bonds (those that cannot be paid off prematurely by the issuer to save on interest costs) to 39% up from 32% a year ago. We did so by selling bonds that were callable, selling current
(market-rate coupons), and buying deep discount (below market interest rate) and non-callable bonds. These bonds not only offered attractive yields but also appreciated when interest rates declined. They are valuable because not many bonds offer protection from call risk -- only about a third of the securities in the Lehman Brothers' Municipal Bond Index are non-callable.

It Paid To Buy Puerto Rico and Guam Bonds
The supply of new municipal bonds has declined sharply in Arizona, by 35% this year alone. So we looked elsewhere. We bought bonds issued by Puerto Rico and
Guam, because they are tax-exempt federally in virtually all states, including
Arizona. As a result, they are in demand. Our holdings in Puerto Rico and Guam are now 12% of assets, up from 3% a year ago.

And Not So Well.

A Longer Duration Would Have Helped.
Duration measures the sensitivity of a bond's price to interest rate changes.
The longer the duration, the more a bond's price appreciates when interest rates fall, and vice versa. Over the winter, our duration was shorter than that of some competing funds, because we expected economic growth to remain strong.
As the slowdown became apparent in the second quarter, we extended duration. On
August 31, 1995, our duration was 7.8 years, up from 6.3 years a year ago.

Municipals Suffered From Tax Talk.
Congress is considering various changes in the federal income tax, including a flat tax -- an income tax at a single, flat rate. One proposal would eliminate taxes on most investment income. Clearly, this has created uncertainty in the municipal market -- one reason why municipal bonds did not follow taxable bond prices higher this spring. At this writing, we believe it is unlikely that a flat tax proposal in this form will pass Congress -- especially not before next year's election.

Five Largest
Holdings.*

5.4%   Pima County Ind. Dev. Auth.
       Tuscon Electric Power Co.

5.2%   Arizona State
       Municipal Finance

4.6%   Salt River Project
       Agriculture Improvement

4.3%   Puerto Rico
       Highway & Transportation

4.2%   Tucson
       General Obligation

* Expressed as a percentage of total net assets as of 8/31/95.


Looking Ahead.
Municipal bond yields are very attractive now. As we mentioned earlier, when
U.S. government and corporate bond yields fell this spring, municipal yields did not follow to the same extent. That means there are some good buying opportunities now in the municipal market. Should interest rates remain stable, municipal bond investors may look forward to earning their coupon income. Plus, if interest rates fall further, investors could reasonably expect price appreciation as well.

Nevertheless, municipal bond investors should be prepared to weather some
volatility this year as various proposals to change the
nation's income tax
structure are debated. Overall, we believe municipal bonds
still offer good
value, and that volatility can offer some attractive buying
opportunities.
------------------------------------------------------------
-------------------

President's Letter
October 11, 1995
(PHOTO)

Dear Shareholder:
We hope you like the fresh look and information we've given your shareholder letter. We've also introduced another feature, called
Getting the Most Out of
Your Prudential Mutual Fund, which will appear from time to time at the back of your report. Look for topics like "Understanding Risk &
Reward" as well as
easy-to-understand explanations of financial terms. Why are we providing such information? Because at Prudential Mutual Funds, we believe an informed investor makes smart investment decisions.

On the Hill
As an informed investor, you should know about the "American
Dream Savings
Account" that is part of the federal budget package now under debate in the
Senate. It is a type of Individual Retirement Account that offers a common-sense approach to long-term saving. Investors should like it because--

  - You can withdraw funds -- without penalty -- to pay for certain expenses like buying a first home, medical care or educational needs;

  - All account earnings would accumulate tax-free, not merely tax-deferred like the current IRA;

  - You can make contributions past age 70 1/2, instead of having to take distributions as the current law requires.

Of course, the federal budget process is never easy and
while we hope this
measure is adopted, there's no way of knowing if it will be.
So why not let
your Senator and/or Representative know your opinion today?
Simply call
202-224-3121.
------------------------------------------------------------
-------------------
In Closing
One final note: if you're a Class B shareholder of Prudential Mutual Funds, you'll begin noticing a change on your statements once you've held your shares for seven years. At that time, they will automatically begin to convert to
Class A shares on a quarterly basis. Since Class A shares carry lower annual distribution charges than Class B shares, your total returns will be higher after the conversion than they would have been without it. Conversions started earlier this year and beginning in December they will take place during each calendar quarter -- December, March, June and September. It's our way of thanking you for your loyalty -- and rewarding you for maintaining a long-term investment program by helping you earn more total investment return on your
Prudential Mutual Fund. I hope you'll find this information useful as you work with your financial advisor or registered representative to develop your personal investment plan.

Thank you for choosing Prudential Mutual Funds for your mutual fund investment.

Sincerely,

Richard A. Redeker
President

------------------------------------------------------------
-------------------
2

Portfolio of Investments as                   PRUDENTIAL
MUNICIPAL SERIES FUND
of August 31, 1995                            ARIZONA SERIES
------------------------------------------------------------
--------------------

Moody's
                          Principal

Rating
 Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
   Rate         Date        (000)       (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
LONG-TERM INVESTMENTS--100.3%
------------------------------------------------------------
-----------------
-------------------------------------------------
Arizona St. Edl. Loan Mkt. Corp., Ser. B
A
    7.00%       3/01/05   $  1,375     $ 1,463,550
Arizona St. Mun. Fin. Proj.,
   Cert. of Part., Ser. 15, B.I.G.
Aaa
    8.75        8/01/06        700         755,475
   Cert. of Part., Ser. 25, A.M.B.A.C.
Aaa
    7.875       8/01/14      2,250       2,851,560
Arizona St. Trans. Brd. Hwy. Rev.
Aaa
    7.00        7/01/09      2,000(c)    2,236,520
Arizona St. Univ. Sys. Rev., Ser. A
Aaa
    7.00        7/01/10      1,000(c)    1,151,670
Central Arizona Wtr. Consv. Dist., Contract Rev.
A1
    7.50       11/01/05      1,500(c)    1,730,595
Chandler, Cap. Apprec. Ref.,
   F.G.I.C.
Aaa
   Zero         7/01/02      2,000       1,439,060
   Gen. Oblig., F.G.I.C.
Aaa
   4.375        7/01/13        500         413,165
Guam Pwr. Auth. Rev.,
   Ser. A
BBB(b)
   6.625       10/01/14        250         256,193
   Ser. A
BBB(b)
   6.75        10/01/24      1,780       1,817,451
Maricopa Cnty. Ind. Dev. Auth. Hosp. Fac. Rev.,
   John C. Lincoln Hosp., F.S.A.
Aaa
   7.00        12/01/00      2,000       2,183,420
   Samaritan Hlth. Svcs.
Aaa
  12.00         1/01/08        285(c)      321,377
Maricopa Cnty. Sch. Dist.,
   No. 40 Glendale Elem. Sch., A.M.B.A.C.
Aaa
   Zero         7/01/04      2,810       1,800,957
   No. 41 Gilbert Proj., F.G.I.C.
Aaa
   Zero         7/01/07      1,500         792,945
   No. 92 Pendergast Elem. Sch., F.G.I.C.
Aaa
   Zero         7/01/04      1,140         730,637
   No. 11 Peoria Unified Sch. Dist., M.B.I.A.
Aaa
   Zero         7/01/04      1,500         961,365
   No. 3 Tempe Elem. Sch., A.M.B.A.C.
Aaa
   Zero         7/01/09      1,500         688,395
   No. 3 Tempe Elem. Sch., A.M.B.A.C.
Aaa
   Zero         7/01/14      1,500         492,645
Maricopa Cnty. Unified Sch. Dist.,
   No. 80 Chandler, F.G.I.C.
Aaa
    6.25        7/01/11      1,000       1,085,150
   No. 80 Chandler, F.G.I.C.
Aaa
   Zero         7/01/09      1,330         610,377
   No. 80 Chandler, M.B.I.A.
Aaa
   Zero         7/01/10      1,050         447,048
   No. 80 Chandler, M.B.I.A.
Aaa
   Zero         7/01/11      1,200         479,364
Navajo Cnty. Poll. Ctrl. Corp. Rev., Ser. A, A.M.B.A.C.
Aaa
    5.50        8/15/28      1,000         947,680
Nogales Mun. Dev. Auth. Rev., M.B.I.A.
Aaa
    8.00        6/01/08        500(c)/(d)  554,915
Peoria Bell Road Impvt. Dist.
BBB(b)
    7.20        1/01/11        465         497,820
Phoenix Arpt. Rev. Ref., Ser. D, M.B.I.A.
Aaa
    6.40        7/01/12        810         858,641
Phoenix St. & Hwy. User Rev., F.G.I.C.
Aaa
   Zero         7/01/12      3,000       1,123,590
Pima Cnty. Ind. Dev. Auth. Hlth. Care,
   Carondelet St. Josephs & Marys Hosp, B.I.G.
Aaa
    7.90        7/01/05        895(c)    1,001,478
   Carondelet St. Josephs & Marys Hosp, B.I.G.
Aaa
    7.90        7/01/05        105         114,358
   Carondelet St. Josephs & Marys Hosp, B.I.G.
Aaa
    8.00        7/01/13        890(c)      998,242
   Carondelet St. Josephs & Marys Hosp, B.I.G.
Aaa
    8.00        7/01/13        110         122,452
Pima Cnty. Ind. Dev. Auth. Rev., Tucson Elec. Pwr. Co.,
   F.S.A.
Aaa
    7.25        7/15/10      2,700       3,000,402
Pima Cnty., Unified Sch. Dist. No. 16, Catalina Foothills,
   F.G.I.C.
Aaa
   Zero         7/01/09      3,455       1,585,603

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
3

Portfolio of Investments as                   PRUDENTIAL
MUNICIPAL SERIES FUND
of August 31, 1995                            ARIZONA SERIES
------------------------------------------------------------
--------------------

Moody's
                          Principal

Rating
 Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
   Rate         Date        (000)       (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
Puerto Rico Comnwlth.,
   Gen. Oblig., M.B.I.A.
Aaa
   5.782%       7/01/08    $ 2,000     $ 2,068,460
   Hwy. Auth. Rev., Ser. Q
Baa1
   7.70         7/01/03        490(c)      568,189
Puerto Rico Hwy. & Trans. Auth. Rev.
Baa1
   5.50         7/01/15      2,500       2,350,400
Salt River Proj. Agric. Impvt. & Pwr. Dist., Elec. Sys.
   Rev., Ser. D
Aa
   5.00         1/01/30      3,000       2,550,150
Santa Cruz Cnty., Unified Sch. Dist.,
   No. 1 Nogales, Cruz Cnty., A.M.B.A.C.
Aaa
   Zero         1/01/06        770         446,669
   No. 1 Nogales, Cruz Cnty., A.M.B.A.C.
Aaa
   Zero         7/01/06        700         395,507
Scottsdale Ind. Dev. Auth. Rev., Mem. Hosp., Ser. A,
   A.M.B.A.C.
Aaa
    8.50        9/01/07      2,100       2,317,833
Scottsdale,
   Gen. Oblig.
Aa1
    5.50        7/01/09        500         503,815
   Gen. Oblig., Ser. D
Aa1
    4.00        7/01/13      1,000         771,750
Tempe, Gen. Oblig.
Aa
    5.25        7/01/13        500         471,235
Tempe Union High Sch. Dist. No. 213, Ref., F.G.I.C.
Aaa
    7.00        7/01/08      1,000       1,159,780
Tucson Gen. Oblig., Ser. A
A1
    5.375       7/01/20      2,500       2,326,725
Tucson Wtr. Rev.
A1
    5.50        7/01/09      1,000         997,990
Tucson Wtr. Rev., E.T.M.
Aaa
    8.60        7/01/00      1,000       1,179,060
Virgin Islands Pub. Fin. Auth. Rev., Hwy. Trans. Trust
   Fund, Ser. A
NR
    7.25       10/01/18        600         632,976
Virgin Islands Terr., Hugo Ins. Claims Fund Proj., Ser. 91
NR
    7.75       10/01/06        440         479,459
Virgin Islands Wtr. & Pwr. Auth., Elec. Sys. Rev., Ser. A
NR
    7.40        7/01/11        500         531,620

                                       -----------
Total long-term investments (cost $51,291,909)
                                        55,265,718
SHORT-TERM INVESTMENTS--0.8%
La Paz Cnty., Unified Sch. Dist., No. 27, Parker Impvt.
   Proj.
   (cost $446,625)
Baa
    9.40        7/01/96        450         468,081

                                       -----------
Total Investments--101.1%
(cost $51,738,534; Note 4)
                                        55,733,799
Liabilities in excess of other assets--(1.1)%
                                          (614,449)

                                       -----------
Net Assets--100%
                                       $55,119,350

                                       -----------

                                       -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance
Corporation.
    B.I.G.--Bond Investors Guaranty Insurance Company.
    E.T.M.--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Association.

 (b) Standard & Poor's rating.
 (c) Prerefunded issues are secured by escrowed cash and/or direct U.S.
     guaranteed obligations.
 (d) Pledged as initial margin on financial futures contracts.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information
contains a description
of Moody's and Standard & Poor's ratings.
------------------------------------------------------------
--------------------
4                                            See Notes to
Financial Statements.

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Statement of Assets and Liabilities            ARIZONA
SERIES
------------------------------------------------------------
--------------------

Assets
                                August 31, 1995

Investments, at value (cost
$51,738,534)................................................
 .................
 .....      $55,733,799
Receivable for investments
sold........................................................
 .................
 ......          797,070
Interest
receivable..................................................
 .................
 ........................          637,154
Other
assets......................................................
 .................
 ...........................            1,754

                                     -----------
   Total
assets......................................................
 .................
 ........................       57,169,777

                                     -----------
Liabilities
Bank
overdraft...................................................
 .................
 ............................          654,204
Payable for Fund shares
reacquired..................................................
 .................
 .........        1,252,736
Accrued
expenses....................................................
 .................
 .........................           70,576
Dividends
payable.....................................................
 .................
 .......................           30,710
Management fee
payable.....................................................
 .................
 ..................           21,688
Due to broker-variation
margin......................................................
 .................
 .........           14,094
Distribution fee
payable.....................................................
 .................
 ................            4,819
Deferred trustees'
fees........................................................
 .................
 ..............            1,600

                                     -----------
   Total
liabilities.................................................
 .................
 ........................        2,050,427

                                     -----------
Net
Assets......................................................
 .................
 .............................      $55,119,350

                                     -----------

                                     -----------
Net assets were comprised of:
   Shares of beneficial interest, at
par.........................................................
 .............
$    46,716
   Paid-in capital in excess of
par.........................................................
 ..................
     50,931,833

                                     -----------

                                      50,978,549
   Accumulated net realized gain on
investments.................................................
 ..............
     192,879
   Net unrealized appreciation of
investments.................................................
 ................
     3,947,922

                                     -----------
Net assets, August 31,
1995........................................................
 .................
 ..........      $55,119,350

                                     -----------

                                     -----------
Class A:
   Net asset value and redemption price per share
      ($28,043,678 / 2,376,181 shares of beneficial interest
issued and
outstanding)..........................           $11.80
   Maximum sales charge (3.0% of offering
price)......................................................
 ........
   .36

                                     -----------
   Maximum offering price to
public......................................................
 .................
 ....           $12.16

                                     -----------

                                     -----------
Class B:
   Net asset value, offering price and redemption price per
share
      ($27,064,415 / 2,294,422 shares of beneficial interest
issued and
outstanding)..........................           $11.80

                                     -----------

                                     -----------
Class C:
   Net asset value, offering price and redemption price per
share
      ($11,257 / 954 shares of beneficial interest issued
and
outstanding)....................................
$11.80

                                     -----------

                                     -----------

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
5

PRUDENTIAL MUNICIPAL SERIES FUND
MUNICIPAL SERIES FUND
ARIZONA SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31,
1995
Income
   Interest.................................     $ 3,685,787
                                               -------------
--
Expenses
   Management fee, net waiver of $19,126....         268,246
   Distribution fee--Class A................          19,250
   Distribution fee--Class B................         181,641
   Distribution fee--Class C................              70
   Custodian's fees and expenses............          83,000
   Reports to shareholders..................          63,000
   Registration fees........................          43,000
   Transfer agent's fees and expenses.......          31,000
   Audit fee................................          11,000
   Legal fees...............................          10,000
   Trustees' fees...........................           3,200
   Miscellaneous............................           7,763
                                               -------------
--
      Total expenses........................         721,170
   Less: custodian fee credit...............
(1,461)
                                               -------------
--
      Net expenses..........................         719,709
                                               -------------
--
Net investment income.......................       2,966,078
                                               -------------
--
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................         634,913
   Financial futures contract
      transactions..........................
(125,546)
                                               -------------
--
                                                     509,367
                                               -------------
--
Net change in unrealized appreciation/depreciation of:
   Investments..............................         761,582
   Financial futures contracts..............
(23,593)
                                               -------------
--
                                                     737,989
                                               -------------
--
Net gain on investments.....................       1,247,356
                                               -------------
--
Net Increase in Net Assets
Resulting from Operations...................     $ 4,213,434
                                               -------------
--
                                               -------------
--

PRUDENTIAL MUNICIPAL SERIES FUND
MUNICIPAL SERIES FUND
ARIZONA SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended August
31,
in Net Assets                            1995           1994
Operations
   Net investment income............  $ 2,966,078    $
3,162,438
   Net realized gain on investment
      transactions..................      509,367
757,503
   Net change in unrealized
      appreciation/depreciation of
      investments...................      737,989
(4,585,506)
                                      -----------    -------
----
   Net increase (decrease) in net
      assets resulting from
      operations....................    4,213,434
(665,565)
                                      -----------    -------
----
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A.......................   (1,023,229)
(386,495)
      Class B.......................   (1,942,359)
(2,775,943)
      Class C.......................         (490)
--
                                      -----------    -------
----
                                       (2,966,078)
(3,162,438)
                                      -----------    -------
----
   Distributions from net realized gains
      Class A.......................      (36,415)
(74,328)
      Class B.......................     (254,495)
(618,468)
      Class C.......................          (52)
--
                                      -----------    -------
----
                                         (290,962)
(692,796)
                                      -----------    -------
----
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares sold....    5,390,448
10,037,346
   Net asset value of shares issued
      in reinvestment of dividends
      and distributions.............    1,695,473
2,064,510
   Cost of shares reacquired........  (12,701,794)
(11,709,424)
                                      -----------    -------
----
   Net increase (decrease) in net
      assets from Series share
      transactions..................   (5,615,873)
392,432
                                      -----------    -------
----
Total decrease......................   (4,659,479)
(4,128,367)
Net Assets
Beginning of year...................   59,778,829
63,907,196
                                      -----------    -------
----
End of year.........................  $55,119,350
$59,778,829
                                      -----------    -------
----
                                      -----------    -------
----

------------------------------------------------------------
--------------------
6                                            See Notes to
Financial Statements.

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                  ARIZONA
SERIES
------------------------------------------------------------
--------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the
Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The Arizona Series (the ``Series'') commenced investment operations in September, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the
Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 P.M., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as
``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain(loss) on financial futures contracts. The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue
Code applicable to
regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly.
Distributions of net
capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual
Fund Management, Inc.
(``PMF''). Pursuant to this agreement, PMF has
responsibility for all investment
advisory services and supervises the subadviser's
------------------------------------------------------------
--------------------

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                  ARIZONA
SERIES
------------------------------------------------------------
--------------------
performance of such services. PMF has entered into a subadvisory agreement with
The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Effective
January 1, 1995, PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $19,126
($0.004 per share for Class A, B and C shares; .03% of average net assets). The
Series is not required to reimburse PMF for such waiver.

The Fund has distribution agreements with Prudential Mutual
Fund Distributors,
Inc. (``PMFD''), which acts as the distributor of the Class
A shares of the
Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the
``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, .50 of
1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%,
 .48 of 1% and .70
of
1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1995. Effective August 1, 1995, such expenses under the Class B and C Plans were reduced to .10 of 1% of the average daily net assets of Class B and C shares.

PMFD has advised the Series that it has received approximately $4,700 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and
Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the year ended August
31, 1995, it received
approximately $100,900 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance
Company of America.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of
PMF, serves as the Fund's transfer agent. During the year ended August 31, 1995, the Series incurred fees of approximately $23,000 for the services of PMFS. As of August 31, 1995, approximately $1,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1995 were $20,129,123 and
$24,879,312, respectively.

The cost basis of investments for federal income tax purposes is substantially the same as for financial reporting purposes and, accordingly, as of August 31,
1995, net unrealized appreciation of investments, including short-term investments, for federal income tax purposes is $3,995,265
(gross unrealized
appreciation--$4,232,082 gross unrealized depreciation--
$236,817).

At August 31, 1995, the Series sold financial futures contracts on the Municipal
Bond Index expiring in September 1995. The value at disposition of such contracts is $2,786,688. The value of such contracts on August 31, 1995 was
$2,834,031, thereby resulting in an unrealized loss of $47,343.

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.

The Fund has authorized an unlimited number of shares of
beneficial interest of
each class at $.01 par value per share. Transactions in
shares of
------------------------------------------------------------
--------------------
8

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                  ARIZONA
SERIES
------------------------------------------------------------
--------------------
beneficial interest for the fiscal years ended August 31, 1994 and 1995 were as follows:

Class A                                 Shares
Amount
------------------------------------  ----------    --------
----
Year ended August 31, 1995:
Shares sold.........................      48,775    $
556,300
Shares issued in reinvestment of
  dividends and distributions.......      53,613
619,182
Shares reacquired...................    (378,290)
(4,367,006)
                                      ----------    --------
----
Net decrease in shares outstanding
  before conversion.................    (275,902)
(3,191,524)
Shares issued upon conversion from
  Class B...........................   1,989,674
22,698,793
                                      ----------    --------
----
Net increase in shares
  outstanding.......................   1,713,772    $
19,507,269
                                      ----------    --------
----
                                      ----------    --------
----
Year ended August 31, 1994:
Shares sold.........................     156,225    $
1,879,629
Shares issued in reinvestment of
  dividends and distributions.......      29,257
350,410
Shares reacquired...................     (55,416)
(665,858)
                                      ----------    --------
----
Net increase in shares
  outstanding.......................     130,066    $
1,564,181
                                      ----------    --------
----
                                      ----------    --------
----
Class B
------------------------------------
Year ended August 31, 1995:
Shares sold.........................     423,333    $
4,823,840
Shares issued in reinvestment of
  dividends and distributions.......      94,897
1,075,764
Shares reacquired...................    (731,769)
(8,334,788)
                                      ----------    --------
----
Net decrease in shares outstanding
  before conversion.................    (213,539)
(2,435,184)
Shares reacquired upon conversion
  into Class A......................  (1,989,752)
(22,698,793)
                                      ----------    --------
----
Net decrease in shares
  outstanding.......................  (2,203,291)
$(25,133,977)
                                      ----------    --------
----
                                      ----------    --------
----
Year ended August 31, 1994:
Shares sold.........................     679,458    $
8,157,517
Shares issued in reinvestment of
  dividends and distributions.......     142,601
1,714,100
Shares reacquired...................    (930,146)
(11,043,566)
                                      ----------    --------
----
Net decrease in shares
  outstanding.......................    (108,087)   $
(1,171,949)
                                      ----------    --------
----
                                      ----------    --------
----
Class C                                 Shares
Amount
------------------------------------  ----------    --------
----
Year ended August 31, 1995:
Shares sold.........................         891    $
10,308
Shares issued in reinvestment of
  dividends and distributions.......          46
527
                                      ----------    --------
----
Net increase in shares
  outstanding.......................         937    $
10,835
                                      ----------    --------
----
                                      ----------    --------
----
August 1, 1994* through
  August 31, 1994:
Shares sold.........................          17    $
200
                                      ----------    --------
----
Net increase in shares
  outstanding.......................          17    $
200
                                      ----------    --------
----
                                      ----------    --------
----

---------------
* Commencement of offering of Class C shares.

------------------------------------------------------------
Note 6. Proposed Reorganization

On July 24, 1995, the Trustees approved an Agreement and
Plan of Reorganization
and Liquidation for the Series (the ``Plan of Reorganization'') which provides for the transfer of substantially all of the assets and liabilities of the
Series to Prudential National Municipals Fund, Inc.
(``National Municipals'').
Class A, Class B and Class C shares of the Series would be exchanged at net asset value for Class A, Class B and Class C shares, respectively, of equivalent value of National Municipals. The Series would then cease operations.

The Plan requires the approval of shareholders of the Series to become effective
and a proxy/prospectus will be mailed to shareholders in
September 1995. If the
Plan is approved, it is expected that the reorganization
will take place in
October 1995. The Series and National Municipals will each
bear their pro rata
share of the costs of the reorganization, including costs of proxy solicitation.
------------------------------------------------------------
--------------------

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                           ARIZONA
SERIES
------------------------------------------------------------
--------------------

Class A

---------------------------------------------------

Year Ended August
31,

---------------------------------------------------
                                                 1995
1994       1993
    1992       1991
                                                -------
------     ------
   ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........    $ 11.59
$12.44     $11.88
   $11.32     $10.80
                                                -------
------     ------
   ------     ------
Income from investment operations
Net investment income.......................        .62(a)
 .65        .67
      .68        .69
Net realized and unrealized gain (loss) on
   investment transactions..................        .27
(.72)       .68
      .56        .52
                                                -------
------     ------
   ------     ------
   Total from investment operations.........        .89
(.07)      1.35
     1.24       1.21
                                                -------
------     ------
   ------     ------
Less distributions
Dividends from net investment income........       (.62)
(.65)      (.67)
    (.68)      (.69)
Distributions from net realized gains.......       (.06)
(.13)      (.12)
      --         --
                                                -------
------     ------
   ------     ------
   Total distributions......................       (.68)
(.78)      (.79)
    (.68)      (.69)
                                                -------
------     ------
   ------     ------
Net asset value, end of year................    $ 11.80
$11.59     $12.44
   $11.88     $11.32
                                                -------
------     ------
   ------     ------
                                                -------
------     ------
   ------     ------
TOTAL RETURN(b):............................       8.06%
(.59)%    11.79%
   11.23%     11.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...............    $28,044
$7,675     $6,622
   $2,146     $1,508
Average net assets (000)....................    $19,250
$7,141     $3,613
   $1,758       $937
Ratios to average net assets:
   Expenses, including distribution fees....       1.04%(a)
 .89%       .92%
    1.02%      1.02%
   Expenses, excluding distribution fees....        .94%(a)
 .79%       .82%
     .92%       .92%
   Net investment income....................       5.32%(a)
5.40%      5.58%
    5.81%      6.13%
Portfolio turnover rate.....................         36%
33%        14%
      42%        25%

---------------
 (a) Net of management fee waiver.
 (b) Total return does not consider the effects of sales
loads. Total return
     is calculated assuming a purchase of shares on the
first day and a sale
     on the last day of each year reported and includes
reinvestment of
     dividends and distributions.
------------------------------------------------------------
--------------------
10                                           See Notes to
Financial Statements.

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                           ARIZONA
SERIES
------------------------------------------------------------
--------------------

Class
B                              Class C

-------------------------------------------------------
----------

Year Ended
August 31,                      Year Ended

-------------------------------------------------------
August 31,
                                                 1995
1994        1993
      1992        1991          1995
                                                -------
-------     -------
   -------     -------        -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........    $ 11.58
$ 12.44     $ 11.87
   $ 11.32     $ 10.80       $11.58
                                                -------
-------     -------
   -------     -------        -----
Income from investment operations
Net investment income.......................        .58(a)
 .60         .62
       .63         .64          .56(a)
Net realized and unrealized gain (loss) on
   investment transactions..................        .28
(.73)        .69
       .55         .52          .28
                                                -------
-------     -------
   -------     -------        -----
   Total from investment operations.........        .86
(.13)       1.31
      1.18        1.16          .84
                                                -------
-------     -------
   -------     -------        -----
Less distributions
Dividends from net investment income........       (.58)
(.60)       (.62)
     (.63)       (.64)        (.56)
Distributions from net realized gains.......       (.06)
(.13)       (.12)
       --          --         (.06)
                                                -------
-------     -------
   -------     -------        -----
   Total distributions......................       (.64)
(.73)       (.74)
     (.63)       (.64)        (.62)
                                                -------
-------     -------
   -------     -------        -----
Net asset value, end of period..............    $ 11.80
$ 11.58     $ 12.44
   $ 11.87     $ 11.32       $11.80
                                                -------
-------     -------
   -------     -------        -----
                                                -------
-------     -------
   -------     -------        -----
TOTAL RETURN(b):............................       7.74%
(1.08)%     11.42%
    10.68%      11.02%        7.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............    $27,064
$52,104     $57,286
   $51,697     $57,209          $11
Average net assets (000)....................    $38,214
$55,526     $53,656
   $53,477     $58,973          $10
Ratios to average net assets:
   Expenses, including distribution fees....       1.36%(a)
1.29%       1.32%
     1.42%       1.41%        1.61%(a)
   Expenses, excluding distribution fees....        .89%(a)
 .79%        .82%
      .92%        .91%         .92%(a)
   Net investment income....................       5.08%(a)
5.40%       5.18%
     5.42%       5.77%        4.82%(a)
Portfolio turnover rate.....................         36%
33%         14%
       42%         25%          36%


                                               August 1,
                                                1994(d)
                                                through
                                              August 31,
                                                 1994
                                                  -----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........    $ 11.60
                                                  -----

Income from investment operations
Net investment income.......................        .04
Net realized and unrealized gain (loss) on
   investment transactions..................       (.02)
                                                  -----

   Total from investment operations.........        .02
                                                  -----

Less distributions
Dividends from net investment income........       (.04)
Distributions from net realized gains.......         --
                                                  -----

   Total distributions......................       (.04)
                                                  -----

Net asset value, end of period..............    $ 11.58
                                                  -----
                                                  -----

TOTAL RETURN(b):............................       0.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............       $200(e)
Average net assets (000)....................       $199(e)
Ratios to average net assets:
   Expenses, including distribution fees....       1.90%(c)
   Expenses, excluding distribution fees....       1.14%(c)
   Net investment income....................       6.34%(c)
Portfolio turnover rate.....................         33%

---------------
 (a) Net of management fee waiver.
 (b) Total return does not consider the effects of sales
loads. Total return
     is calculated assuming a purchase of shares on the
first day and a sale
     on the last day of each period reported and includes
reinvestment of
     dividends and distributions. Total returns for periods
of less than a
     full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C shares.
 (e) Figures are actual and not rounded to the nearest
thousand.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.
11

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Independent Auditors' Report                   ARIZONA
SERIES
------------------------------------------------------------
--------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Arizona Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Arizona
Series as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of
August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal
Series Fund, Arizona Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995


                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Federal Income Tax Information                 ARIZONA
SERIES
------------------------------------------------------------
--------------------
We are required by the Internal Revenue Code to advise you within 60 days of the
Series' fiscal year end (August 31, 1995) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1995, dividends paid from net investment income of $.62 per Class A share, $.58 per Class B share, and
$.56 per Class C share were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B and C shares a long-term capital gain distribution of $.058 per share, which is taxable as such.

In January 1996, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV
as to the federal tax status of the distributions received
by you in calendar
year 1995.
------------------------------------------------------------
--------------------
12

Getting The Most From Your Prudential Mutual Fund
When you invest through Prudential Mutual Funds, you receive financial advice
through a Prudential Securities financial advisor or
Prudential/Pruco
Securities registered representative. Your advisor or
representative can
provide you with the following services.
------------------------------------------------------------
-------------------
There's No Reward Without Risk; But Is This Risk Worth It? Your financial adviser or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to
gauge -- sometimes even the simplest investments bear
surprising risks. The
educated investor knows that markets seldom move in just one direction --
there are times when a market sector or asset class will
lose value or provide
little in the way of total return. Managing your own
expectations is easier
with help from someone who understands the markets and who
knows you!
------------------------------------------------------------
-------------------
Keeping Up With The Joneses.A financial adviser or
registered representative
can help you wade through the numerous mutual funds
available to find the ones
that fit your own individual investment profile and risk
tolerance. While the
newspapers and popular magazines are full of advice about
investing, they are
aimed at generic groups of people or representative
individuals, not at you
personally. Your financial advisor or registered
representative will review
your investment objectives with you. This means you can make financial
decisions based on the assets and liabilities in your
current portfolio and
your risk tolerance -- not just based on the current
investment fad.
------------------------------------------------------------
-------------------
Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial adviser or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Prudential Mutual Funds
One Seaport Plaza
New York, NY  10292
Toll Free (800) 225-1852

Prudential Mutual Fund Management (LOGO)

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy Hays Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace Torres, Treasurer
S. Jane Rose, Secretary
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Assistant Secretary
Ronald Amblard, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributors
Prudential Mutual Fund Distributors, Inc.
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
74435M101
74435M200
74435M598

(ICON)

Prudential
Municipal
Series Fund

Connecticut
Money Market Series

ANNUAL
REPORT
AUG. 31, 1995

(LOGO)

Prudential Municipal Series Fund
Connecticut Money Market Series

Performance At A Glance.

Over the past 12 months, Connecticut's economy continued a modest recovery and its credit rating as of August 31, 1995, was Aa, according to Moody's
Investors Service. The Prudential Municipal Series Fund:
Connecticut Money
Market Series' 7-day current yield on August 31, 1995 was
3.39% compared to
3.43% six months ago.

Fund Facts
    As of 8/31/95

                    7-Day        Net Asset      Taxable
Equivalent Yield*
Weighted       Total
                 Current Yld.      Value        @31%
@36%     @39.6%
Avg. Mat.   Assets (mil.)

CT Money
Market Fund         3.39%          $1.00       5.14%
5.55%      5.88%
54 Days        $63

IBC/Donoghue
CT Tax-exempt       3.01            1.00       4.57
4.92       5.22
59 Days         N/A
Fund Average **

Note: Yields will fluctuate from time to time and past performance is no guarantee of future results.

An investment in the Series is neither insured nor guaranteed by the U.S.
government and there can be no assurance that the Series will be able to maintain a stable net asset value.

* Some investors may be subject to the federal alternative minimum tax.

**This is the average 7-day current yield, NAV and WAM of 12 funds in the
International Business Communications/Donoghue Connecticut tax-exempt money market fund category as of August 31, 1995.

How Investments Compared.
(As of 8/31/95)
(GRAPH)

Source: Lipper Analytical Services.
Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns.
These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes a good deal) and their returns are historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Tax-Exempt Money Market Funds attempt to preserve a constant share value and provide tax-free income; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

*19 years for General Muni Debt Funds.
 17 years for Tax-Free Money Market Funds.

Richard Lynes, Fund Manager
(PHOTO)
Portfolio
Manager's Report

Prudential Municipal Series Fund: Connecticut Money Market Series seeks the highest current income that is exempt from federal and Connecticut income taxes, consistent with liquidity, the preservation of capital, and maintenance of a stable net asset value of $1 per share. The Series invests in a portfolio of short-term debt securities and obligations of Connecticut state, its municipalities, local governments and other qualifying issuers.

Strategy Session.

A Critical Eye For Quality.

The Connecticut Money Market Series has followed a conservative, quality oriented investment strategy. We take a critical look not only at a security's current credit rating but also at the issuer as well. The accounting mechanisms between state and local municipalities can be an important factor in weighing the true value of a security. In some states, taxes collected by a municipality may be passed through to the state, which actually controls the revenues.

Lessons Learned.

December's bankruptcy filing by California's Orange County after it suffered
$1.7 billion in investment losses surprised the municipal securities markets nationwide. The sudden collapse of one of America's richest counties and highly rated bond issuers underscored the importance of quality credit research and diversification.

The Connecticut Money Market Series is invested across a broad spectrum of issues to reduce risk. This approach has led to the purchases of high-quality securities from many entities across Connecticut and from other qualified issuers, like Puerto Rico. As of August 31, 1995, we had invested in securities from 21 different issuers representing various public works projects. In addition, many of these investments include credit enhancements like a letter of credit from a major money center bank, such as Morgan
Guaranty, or bond
insurance from AMBAC.

Interest Rates Trend Lower

(GRAPH)

Federal Funds Rate vs. One-Year Bond Index

Source: Bloomberg & the Bond Buyer. The One-Year Bond Buyer
Index is an average
of one-year, tax-exempt notes of 10 issuers calculated by the Bond Buyer weekly on Wednesdays.

We Did A Lot Of Shopping.

Although Connecticut has one of the more active and aggressive retail markets in tax-exempt securities, municipal issuance within the state is sometimes limited. This factor, combined with our strategy of seeking greater diversification, meant we had to do a lot more shopping for quality issues.

Since our last report to you, we have on occasion invested up to 15% of net assets in out-of-state securities, as we are permitted to do by prospectus.

We have also purchased "territorial paper" issued by the Commonwealth of
Puerto Rico. These securities, such as Puerto Rico Medical &
Environmental
obligations, offer attractive yields, are exempt from federal and Connecticut taxes, and are secured by credit enhancements.

Strong Points.

Throughout the past 12 months, the Series' weighted average maturity was shorter than our peer group. That's been a plus because we have been able to take advantage of rising interest rates. In July and August we selectively extended portions of the portfolio to lock in competitive yields in case the
Federal Reserve lowered its target for short-term interest rates. For example, we purchased Connecticut State Special Assessment Unemployment revenue securities that were attractively priced and credit enhanced. The bonds yield
3.9% (which is equivalent to a taxable yield of 6.45% in the 39.6% bracket) and mature on July 1, 1996.

State Of The State.

The Recovery Continued.

Over the past 12 months, Connecticut has continued to recover from its recession of the early 1990s. Some highlights --

-Signs of job growth were reported in the trade and professional services sectors. Employment growth still lagged New England and the nation, but payrolls did increase 0.7%. Declines in employment are forecast for the defense-related and financial services industries.

-The state government realized a budgetary surplus of $19.7 million for fiscal year 1994, and preliminary results for fiscal year 1995 suggest a possible $74
million surplus. In the long-term, however, Connecticut remains in a difficult fiscal position as a result of a high debt burden and relatively high taxes.

Looking Ahead.

Going forward, we believe that yields for tax-free money market funds will decline, following the taxable short-term interest rate cuts engineered by the
Federal Reserve. The central bank's next move may be to cut taxable rates again, but we don't know for sure by how much. We have and will continue to structure the Series' portfolio to produce a competitive yield while maintaining our ability to respond to changing markets.

A Word
About Quality.

Your Series typically will purchase securities with
maturities of one year or
less that are rated Aaa, Aa; Notes: MIG-1, MIG-2, P-1 or P-2 by Moody's
Investors Service, or AAA, AA; Notes: SP-1, SP-1+, A-1 or A-
2 by Standard &
Poor's or, if not rated, deemed to be of comparable quality
by the Fund's
investment adviser. Although there is never a guarantee that the share price
of the Connecticut Money Market Series will stay at $1, we
at Prudential
emphasize a conservative, quality-oriented investment
approach.
------------------------------------------------------------
-------------------

President's Letter
October 11, 1995
(PHOTO)

Dear Shareholder:

We hope you like the fresh look and information we've given your shareholder letter. We've also introduced another feature, called
Getting the Most Out of
Your Prudential Mutual Fund, which will appear from time to time at the back of your report. Look for topics like "Understanding Risk &
Reward" as well as
easy-to-understand explanations of financial terms. Why are we providing such information? Because at Prudential Mutual Funds, we believe an informed investor makes smart investment decisions.

On the Hill

As an informed investor, you should know about the "American
Dream Savings
Account" that is part of the federal budget package now under debate in the
Senate. It is a type of Individual Retirement Account that offers a common-sense approach to long-term saving. Investors should like it because --

- You can withdraw funds -- without penalty -- to pay for certain expenses like buying a first home, medical care or educational needs;

- All account earnings would accumulate tax-free, not merely tax-deferred like the current IRA;

- You can make contributions past age 70 1/2, instead of having to take distributions as the current law requires.

Of course, the federal budget process is never easy and while we hope this measure is adopted, there's no way of knowing if it will be.
So why not let
your Senator and/or Representative know your opinion today?
Simply call
202-224-3121.

In Closing

One final note: if you're a Class B shareholder of other
Prudential Mutual
Funds, you'll begin noticing a change on your statements once you've held your shares for seven years. At that time, they will automatically begin to convert to Class A shares on a quarterly basis. Since Class
A shares carry
lower annual distribution charges than Class B shares, your total returns will be higher after the conversion than they would have been without it.
Conversions started earlier this year and will take place during each calendar quarter -- December, March, June and September. It's our way of thanking you for your loyalty -- and rewarding you for maintaining a long-term investment program by helping you earn more total investment return on your Prudential
Mutual Fund. I hope you'll find this information useful as you work with your financial advisor or registered representative to develop your personal investment plan.

Thank you for choosing Prudential Mutual Funds for your mutual fund investment.

Sincerely,

Richard A. Redeker
President
------------------------------------------------------------
-------------------
2

Portfolio of Investments as                   PRUDENTIAL
MUNICIPAL SERIES FUND
of August 31, 1995                            CONNECTICUT
MONEY MARKET SERIES
------------------------------------------------------------
--------------------

Moody's
                          Principal

Rating
 Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
   Rate         Date        (000)       (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
SHORT-TERM INVESTMENTS--101.0%
------------------------------------------------------------
-----------------
-------------------------------------------------
City of New Haven, Ser. 95
Aaa
   5.00%        2/15/96   $  1,250     $ 1,252,182
Connecticut St. Economic Recovery, Ser. A
Aa
   5.40        12/15/95      2,000       2,006,947
Connecticut St. Dev. Auth., Ctrl. Rev.,
   Conco Proj. Ser. 85, F.R.W.D.
P1
   3.50         9/07/95      1,700       1,700,000
   Jewish Cmnty. Ctr. of New Haven, Ser. 92, F.R.M.D.
A-1*
   3.90         9/01/95        650         650,000
   Lt. & Pwr. Co. Proj., Ser. 93B, F.R.W.D.
VMIG1
   3.70         9/06/95      4,400       4,400,000
   Rand Whitney Container Bd., Ser. 93, F.R.W.D.
P1
   3.15         9/06/95      1,000       1,000,000
   SHW Inc. Proj., Ser. 90, F.R.W.D.
NR
   3.65         9/06/95      3,600       3,600,000
   Water Facs. Rev. Bridgeport Hydrolic
      Company Project., Ser. 95, F.R.W.D.
P1
   3.10         9/06/95      2,000       2,000,000
Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
   Bridgeport Hospital, Series B, F.R.W.D.
VMIG1
   3.35         9/06/95      1,300       1,300,000
   Charlotte-Hungerford Ser. B, F.R.W.D.
VMIG1
   3.70         9/07/95      1,200       1,200,000
   Pomfret School Issue, Series A, F.R.W.D.
VMIG1
   3.50         9/06/95      1,000       1,000,000
   Yale Univ., Ser. L, T.E.C.P.
VMIG1
   3.50        11/09/95      1,100       1,100,000
   Yale Univ., Ser. N, T.E.C.P.
VMIG1
   3.50        11/09/95      1,500       1,500,000
Connecticut St. Hsg. Fin. Auth., Mtg. Fin. Prog. Ser.
   93E-2, A.M.T.
VMIG1
   4.50        11/15/95      1,000       1,000,000
Connecticut St. Mun. Elec. Engy., Pwr. Supply
   Sys. Rev., Ser. 95A, T.E.C.P.
P1
   3.55        12/08/95      1,600       1,600,000
Connecticut St. Spec. Assmt.,
   Unemployment Comp. Ser. 93C, A.M.T.
VMIG1
   3.90         7/01/96      2,500       2,500,000
   Unemployment Comp. Ser. 93B, F.R.W.D.
VMIG1
   3.60         9/06/95      3,500       3,500,000
Connecticut St. Spec. Tax Oblig., Trans. Infrastructure
   Rev.,
   Ser. 90I, F.R.W.D.
VMIG1
   3.65         9/06/95      2,000       2,000,000
Davies Cnty. Solid Wst. Disp. Fac. Rev., Scott Paper Co.
   Proj., Ser. 93B, F.R.D.D.
VMIG1
   3.70         9/01/95        700         700,000
Dist. of Columbia Rev.,
   Gen. Oblig., Rev., Ser. 92A-1, F.R.D.D.
VMIG1
   3.70         9/01/95        300         300,000
   Gen. Oblig., Rev., Ser. 92A-3, F.R.D.D.
VMIG1
   3.70         9/01/95      1,000       1,000,000
   Gen. Oblig., Rev., Ser. 92A-6, F.R.D.D.
VMIG1
   3.70         9/01/95      1,500       1,500,000
Fairfield Connecticut, B.A.N.,
NR
   5.25         1/16/96      1,000       1,001,321
Gulf Coast Ind. Dev. Auth., Citgo Petroleum, Ser. 94,
   F.R.D.D.
VMIG1
   3.70         9/01/95        500         500,000
Harris County Texas Ind. Dev. Co., Exxon Corp., Ser. 87,
   F.R.D.D.
P1
   3.65         9/01/95        600         600,000
Hartford Connecticut Redevelopment Agency MultiFamily
   Mortgage,
   Ser. 90, F.R.W.D.
NR
   3.60         9/07/95      2,800       2,800,000

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
3

Portfolio of Investments as                   PRUDENTIAL
MUNICIPAL SERIES FUND
of August 31, 1995                            CONNECTICUT
MONEY MARKET SERIES
------------------------------------------------------------
--------------------

Moody's
                         Principal

Rating
Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
  Rate         Date        (000)        (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
King George County Virginia Ind. Dev. Auth.,
   Birchwood Pwr. Proj., Ser. 94, F.R.D.D
NR
   3.75%        9/01/95   $    500     $   500,000
   Birchwood Pwr. Proj., Ser. 94B, F.R.D.D
NR
   3.75         9/01/95      1,000       1,000,000
Puerto Rico Comnwlth., Gov't. Dev. Bank., Ser. 85, F.R.W.D.
VMIG1
   3.20         9/06/95      2,600       2,600,000
Puerto Rico Comnwlth. Hwy. & Trans. Auth. Rev., Ser. 85,
   F.R.W.D.
VMIG1
   3.20         9/06/95      2,300       2,300,000
Puerto Rico Hsg. Fin. Corp., MultiFamily Mtge. Rev.,
   Portfolio A, Ser. 901, M.T.H.O.T.
Aa
   3.70         9/15/95      2,165       2,165,000
Puerto Rico Ind. Med. & Environ. Facs.,
   Ana G. Mendez Ed. Fndtn., Ser. 85, F.R.W.D.
A-1*
   3.60         9/06/95      1,500       1,500,000
   Inter Amer. Proj., Ser. 88, T.E.C.P.
VMIG1
   3.45        10/11/95      1,800       1,800,000
   Reynolds Metal Co. Proj., Ser. 83, A.O.T.
P1
   3.75         9/01/96      3,000       2,997,327
   Schering-Plough Corp., Ser. 83A, A.O.T.
AAA*
   4.35        12/01/95      2,500       2,497,588
Puerto Rico Public Bldgs. Auth. Rev., Ser. SG34, F.R.W.D.
NR
   3.60         9/07/95      3,000       3,000,000
Stamford Connecticut Housing Authority Revenue Morgan
   Street Project, Ser. 94, F.R.W.D
VMIG1
   3.55         9/06/95      1,400       1,400,000

                                       -----------
Total Investments--101.0%
(amortized cost--$63,470,365(c))
                                        63,470,365
Liabilities in excess of other assets--(1.0)%
                                          (603,580)

                                       -----------
Net Assets--100%
                                       $62,866,785

                                       -----------

                                       -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.T.--Annual Mandatory Tender.
    A.O.T.--Annual Optional Tender.
    B.A.N.--Bond Anticipation Note.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.M.D.--Floating Rate (Monthly) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    M.T.H.O.T.--Monthly Optional Tender.
    T.E.C.P.--Tax Exempt Commercial Paper.

 (b) For purposes of amortized cost valuation, the maturity date of Floating
     Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 (c) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
   * Standard & Poor's rating.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information
contains a description
of
Moody's and Standard & Poor's ratings.
------------------------------------------------------------
--------------------
4                                            See Notes to
Financial Statements.

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Statement of Assets and Liabilities            CONNECTICUT
MONEY MARKET SERIES
------------------------------------------------------------
--------------------

Assets
                                August 31, 1995
Investments, at amortized cost which approximates market
value...............................................      $
63,470,365
Cash........................................................
 .................
 ................................            38,027
Receivable for Fund shares
sold........................................................
 .................
 .....         1,163,721
Interest
receivable..................................................
 .................
 .......................           359,529
Receivable for investments
sold........................................................
 .................
 .....            25,000
Deferred
expenses....................................................
 .................
 .......................            14,976

                                    ------------
   Total
assets......................................................
 .................
 .......................        65,071,618

                                    ------------
Liabilities
Payable for investments
purchased...................................................
 .................
 ........         1,097,327
Payable for Fund shares
reacquired..................................................
 .................
 ........         1,003,145
Accrued
expenses....................................................
 .................
 ........................            67,968
Dividends
payable.....................................................
 .................
 ......................            24,177
Management fee
payable.....................................................
 .................
 .................             6,889
Distribution fee
payable.....................................................
 .................
 ...............             3,727
Deferred Trustees'
fees........................................................
 .................
 .............             1,600

                                    ------------
   Total
liabilities.................................................
 .................
 .......................         2,204,833

                                    ------------
Net
Assets......................................................
 .................
 ............................      $ 62,866,785

                                    ------------

                                    ------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par
value.......................................................
 ...      $
628,668
   Paid-in capital in excess of
par.........................................................
 .................
      62,238,117

                                    ------------
Net assets, August 31,
1995........................................................
 .................
 .........      $ 62,866,785

                                    ------------

                                    ------------
Net asset value, offering price and redemption price per
share ($62,866,785 /
62,866,785 shares of beneficial
   interest issued and outstanding; unlimited number of
shares
authorized)...................................
$1.00

                                    ------------

                                    ------------

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
5

PRUDENTIAL MUNICIPAL SERIES FUND
CONNECTICUT MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year
Ended
Net Investment Income                            August 31,
1995
Income
   Interest and discount earned...............     $
2,111,441
                                                 -----------
----
Expenses
   Management fee, net of waiver of
      $214,138................................
71,379
   Distribution fee...........................
71,379
   Custodian's fees and expenses..............
62,000
   Transfer agent's fees and expenses.........
35,000
   Registration fees..........................
28,000
   Reports to shareholders....................
20,900
   Amortization of organization expense.......
15,133
   Audit fee..................................
10,500
   Legal fees.................................
10,000
   Trustees' fees.............................
3,200
   Miscellaneous..............................
4,532
                                                 -----------
----
      Total expenses..........................
332,023
Less: custodian fee credit....................
(33,213)
                                                 -----------
----
      Net expenses............................
298,810
                                                 -----------
----
Net investment income.........................
1,812,631
                                                 -----------
----
Realized Gain on Investments
Net realized gain on investment
   transactions...............................
714
                                                 -----------
----
Net Increase in Net Assets Resulting from
Operations....................................     $
1,813,345
                                                 -----------
----
                                                 -----------
----

PRUDENTIAL MUNICIPAL SERIES FUND
CONNECTICUT MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1995            1994
Operations
   Net investment income..........  $  1,812,631    $
1,208,289
   Net realized gain (loss) on
      investment transactions.....           714
(4,743)
                                    ------------    --------
----
   Net increase in net assets
      resulting from operations...     1,813,345
1,203,546
                                    ------------    --------
----
Dividends and distributions to
   shareholders...................    (1,813,345)
(1,203,546)
                                    ------------    --------
----
Series share transactions (at $1
   per share)
   Net proceeds from shares
      sold........................   234,075,262
210,712,023
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends...     1,751,916
1,156,043
   Cost of shares reacquired......  (227,262,566)
(215,359,425)
                                    ------------    --------
----
   Net increase (decrease) in net
      assets from Series share
      transactions................     8,564,612
(3,491,359)
                                    ------------    --------
----
Total increase (decrease).........     8,564,612
(3,491,359)
Net Assets
Beginning of year.................    54,302,173
57,793,532
                                    ------------    --------
----
End of year.......................  $ 62,866,785    $
54,302,173
                                    ------------    --------
----
                                    ------------    --------
----

------------------------------------------------------------
--------------------
6                                            See Notes to
Financial Statements.

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                 CONNECTICUT
MONEY MARKET SERIES
------------------------------------------------------------
--------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the
Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The Connecticut Money Market Series (the
``Series'') commenced investment operations on August 5, 1991. The Series is non-diversified and seeks to provide the highest level of income that is exempt from Connecticut State, local and federal income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities having a maturity of thirteen months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the
Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 p.m., New York time.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue
Code applicable to
regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends: The Series declares daily dividends from net investment income.
Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Deferred Organization Expenses: The Series incurred approximately $52,600 in organization and initial registration expenses. Such amount has been deferred and is being amortized over a period of 60 months ending July 1996.
Custody Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual
Fund Management, Inc.
(``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services.
PMF has entered into a subadvisory agreement with The
Prudential Investment
Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. For the fiscal year ended August 31, 1995, PMF voluntarily waived 75% of its management fee.
The amount of fees waived for the fiscal year ended August
31, 1995 amounted to
$214,138 ($.003 per share; .375% of average net assets, as annualized).

The Fund has a distribution agreement with Prudential Mutual
Fund Distributors,
Inc. (``PMFD''). To reimburse PMFD for its expenses incurred pursuant to a plan of distribution, the Fund pays PMFD a reimbursement, accrued daily and payable monthly, at an annual rate of .125 of 1% of the Series' average daily net assets. PMFD pays various broker-dealers, including Prudential Securities
Incorporated (``PSI'') and Pruco Securities Corporation, affiliated broker-dealers, for account servicing fees and other expenses incurred by such broker-dealers.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC
are (indirect)
wholly-owned subsidiaries of The Prudential Insurance
Company of America.
------------------------------------------------------------
--------------------

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                  CONNECTICUT
MONEY MARKET SERIES
------------------------------------------------------------
--------------------

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-
owned subsidary of
PMF, serves as the Fund's transfer agent. During the year
ended August 31, 1995,
the Series incurred fees of approximately $31,000 for the
services of PMFS. As
of August 31, 1995, approximately $2,500 of such fees were
due to PMFS. Transfer
agent fees and expenses in the Statement of Operations also
include certain
out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
--------------------
8

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                           CONNECTICUT
MONEY MARKET SERIES
------------------------------------------------------------
--------------------

                      August 5,

                       1991(a)

Year Ended August
31,                    through

------------------------------------------------     August
31,
                                                    1995
1994
1993        1992          1991
                                                    ------
-------
-------     -------     ----------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period..........    $   1.00
$  1.00     $
1.00     $  1.00      $   1.00
Net investment income and realized gains(c)...        .032
 .020
 .022        .034          .003
Dividends and distributions to shareholders...       (.032)
(.020)
(.022)      (.034)        (.003)
                                                    ------
-------
-------     -------     ----------

Net asset value, end of period................    $   1.00
$  1.00     $
1.00     $  1.00      $   1.00
                                                    ------
-------
-------     -------     ----------
                                                    ------
-------
-------     -------     ----------

TOTAL RETURN(d):..............................        3.16%
2.02%
 2.20%       3.42%          .30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $ 62,867
$54,302
$57,794     $40,480      $ 10,904
Average net assets (000)......................    $ 57,103
$60,594
$53,152     $33,964      $  6,730
Ratios to average net assets(c):
  Expenses, including distribution fee........        .581%
 .542%
 .387%       .125%         .125%(b)
  Expenses, excluding distribution fee........        .456%
 .417%
 .262%        .00%          .00%(b)
  Net investment income.......................        3.17%
1.99%
 2.17%       3.20%         4.42%(b)

---------------
 (a) Commencement of investment operations.
 (b) Annualized.
 (c) Net of management fee waiver and/or expense subsidy.
 (d) Total return includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
9

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Independent Auditors' Report                   CONNECTICUT
MONEY MARKET SERIES
------------------------------------------------------------
--------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Connecticut Money Market
Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Connecticut
Money Market Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period August 5, 1991 (commencement of investment operations) through August 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatment. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of
August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal
Series Fund, Connecticut Money Market Series, as of August
31, 1995, the results
of its operations, the changes in net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995


                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Federal Income Tax Information                 CONNECTICUT
MONEY MARKET SERIES
------------------------------------------------------------
--------------------
We are required by the Internal Revenue Code to advise you
within 60 days of the
Series' fiscal year end (August 31, 1995) as to the federal
tax status of
dividends paid by the Series during such fiscal year.
Accordingly, we are
advising you that in the fiscal year ended August 31, 1995,
dividends paid from
net investment income of .032 per share were all federally
tax-exempt interest
dividends.
------------------------------------------------------------
--------------------
10

Getting
The Most
From Your
Prudential
Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco
Securities registered representative. Your advisor or representative can provide you with the following services.

There's No Reward Without Risk; But Is This Risk Worth It?

Your financial adviser or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.

A financial adviser or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.

Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial adviser or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Getting
The Most
From Your
Prudential
Mutual Fund

Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment.
Here's what you'll find in the report:

At A Glance

Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance
-- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report

The portfolio manager who invests your money for you reports on successful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio managers favors and any changes that are on the drawing board.

Portfolio Of Investments

This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities

The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period.
It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you and thus is not a realized loss. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of Operations

This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes In Net Assets

This schedule shows how income and expenses translate into changes in net assets, compared to last year's performance. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial Statements

This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how
Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights

This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report

Once a year, an outside auditor looks over our books and certifies that the information we've presented is fair and complies with generally accepted accounting principles.

Tax Information

This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison

These charts are included in the annual report and are required by the
Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing.
A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Prudential Mutual Funds
One Seaport Plaza
New York, NY  10292
Toll Free (800) 225-1852

Prudential Mutual Fund Management (LOGO)

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy Hays Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace Torres, Treasurer
S. Jane Rose, Secretary
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Assistant Secretary
Ronald Amblard, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Mutual Fund Distributors, Inc.
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                                                 MF154E
74435M648                                        Cat.
#4445050


(ICON)

ANNUAL
REPORT

Aug. 31, 1995

Prudential
Municipal
Series Fund
-----------------------
Florida Series

(LOGO)

Prudential Municipal Series Fund
Florida Series

Performance At A Glance.

It has been a good year for shareholders of the Prudential
Municipal Series
Fund: Florida Series. Municipal bond investors earned not only their coupon income, but also saw a gain in net asset value as well. We are pleased to report that your Portfolio performed in line with the average Florida municipal bond fund measured by Lipper Analytical Services over the past 12 months.

Cumulative Total Returns1                              As of
8/31/95

                                    One
Since
                                    Year
Inception2
             Class A                7.9%
44.8%
             Class B                7.4                  7.3
             Class C                7.1                  7.8
Lipper Fla. Muni Avg3               7.7                 42.4

Average Annual Total Returns1                             As
of 9/30/95

                                     One
Since
                                     Year
Inception2
             Class A                7.5%
7.6%
             Class B                5.3                  3.5
             Class C                9.1                  3.8

Taxable Equivalent Yield
                          Total Dividends      30-Day
At Tax Rates of
                          Paid for 12 Mos.   SEC Yield
36%      39.6%
  Your         Class A       $0.59             5.55%
8.67%     9.19%
Dividend       Class B       $0.55             5.33
8.33      8.82
As of 8/31/95  Class C       $0.53             5.08
7.94      8.41

Past performance is not a guarantee of future results.
Principal and investment
return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper
Analytical Services. The
cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Series charges a maximum front-end sales load of 3% for Class A shares and a contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years.

2Inception dates: 12/28/90 for Class A; 8/1/94 for Class B;
and 7/26/93 for
Class C.

3The Lipper Florida Municipal Bond fund average includes 69 funds for one year and 10 funds since inception of the Class A shares on 12/28/90.

How Investments Compared.
(As of 8/31/95)

(GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different
-- we provide
12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk.
The greater the
risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes a good deal) and their returns are historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

*19 years for General Muni Debt Funds.

Marie Conti, Fund Manager

(PHOTO)

Portfolio
Manager's Report

The Series invests in carefully selected long-term municipal bonds that offer a high level of current income exempt from federal income taxes and invest in securities which will enable its shares to be exempt from the Florida intangibles tax. Certain shareholders may be subject to the federal alternative minimum tax, however.

Overview.
The Series invests primarily in obligations of Florida, municipal and local governments, including U.S. territories (such as Puerto
Rico, the U.S. Virgin
Islands and Guam), which are exempt from the Florida intangibles tax and which pay income exempt from federal income tax.

Strategy Session.
It has been a positive year for tax-free municipals. Although interest rates rose sharply last year on inflation fears, they have tumbled back down slowly so far in 1995, as economic growth slowed. The Bond Buyer Revenue Bond Index
Yield stood at 6.4% on September 1, 1994 (the index is calculated on Thursdays) and rose by a percentage point to a high of 7.4% in mid-October 1994, before falling to 6.3% on August 31, 1995. As you can see, when the dust had settled, long-term municipal bond interest rates ended the period lower.

As interest rates declined over the last six months, we increased our holdings in revenue bonds to 60% from 56% because they pay a higher rate of interest. In addition, we have been buying longer maturity bonds with discount coupons
(coupons lower than the prevailing market), and some zero coupon bonds, because these are more likely to appreciate more if interest rates fall, as we expect.

State Of The State: Employment Is Higher.
Florida's economy is not easily contained. Although the state's largest industry, tourism, suffered from crime fears in 1994, overall employment was up
3.7% last year, higher than regional and national rates. Unemployment at this writing is slightly lower than the national average. Most job gains are in the service sector, particularly in the rapidly growing healthcare area. By 2010, about 41% of Florida's population will be aged 50 or over -- nine percentage points higher than in 1990.

Fiscally, Florida is improving as well. The state government is in its third consecutive year of operating surpluses, and now has a Budget Stabilization
Fund of $120 million. As for the future, voters last
November adopted a plan
to limit state budget increases to the five-year average personal income increase.


Sector Brakdown.

(GRAPH)

What Went Well.

We Held On To Good Yields.
Our assets invested in non-callable bonds (those that can not be paid off prematurely by the issuer to save on interest costs) ranged from 11% to 6%.
These bonds not only offer attractive yields but also appreciate well when interest rates decline. They are valuable because not many bonds offer protection from call risk -- only about a third of the securities in the
Lehman Brothers' Municipal Bond Index are non-callable.

It Paid To Buy Puerto Rico Bonds.
This year, the supply of new municipal bonds has declined in Florida by 5% this year alone. So we looked elsewhere. We bought bonds sold by Puerto Rico, because they are tax-exempt federally and in virtually all states, including
Florida. As a result, they are in demand. Our holdings in Puerto Rico are now nearly 10% of assets.

And Not So Well.

A Longer Duration Would Have Helped.
In the first quarter, our duration was shorter than that of some competing funds, because we thought economic growth would be stronger. As the slowdown became apparent in the second quarter, we extended duration, but should have done so sooner. Duration generally ranged from 7.6 years to
8.3 years, and was
8.1 years on June 30.

Municipals Have
Suffered From Tax Talk.
Congress is considering various plans to reduce the value of the tax exemption enjoyed by municipal bonds, perhaps by lowering or eliminating income taxes on other types of bonds. Clearly, this created uncertainty in the market -- one reason why municipal bonds did not rise in tandem with taxable bonds in the second quarter. We believe it is unlikely that a flat tax proposal -- under which everyone would pay a single-rate income tax -- will pass Congress.

Five Largest Holdings.*


5.4%   Orlando Utilities Comm.
4.1%   Dade Co. Public Impr.
       J&K Seaport
3.2%   Puerto Rico
       General Obligation
2.7%   Jacksonville
       Hospital Revenue
2.7%   Brevard County
       School Board

* Expressed as a percentage of total net assets as of 8/31/95.

Looking Ahead.
Municipal bonds yields are very attractive now. This spring, when U.S.
government and corporate bond yields fell, municipal yields did not follow to the same extent. The results are some very good buying opportunities now in the municipal market. Should interest rates remain stable, investors may look forward to earning their coupon. Plus, if interest rates fall further, investors in tax-exempt securities could reasonably expect some price appreciation as well as coupon income.

Municipal bond investors should be prepared to weather some volatility this year as a consequence of proposals to change the federal income tax. Overall, we believe municipal bonds still offer good value, and that volatility can offer some attractive buying opportunities.

President's Letter                       October 11, 1995

Dear Shareholder:
We hope you like the fresh look and information we've given
your shareholder
letter. We've also introduced another feature, called
Getting the Most Out of
Your Prudential Mutual Fund, which will appear from time to
time at the back of
your report. Look for topics like ``Understanding Risk &
Reward'' as well as
easy-to-understand explanations of financial terms. Why are
we providing such
information? Because at Prudential Mutual Funds, we believe
an informed
investor makes smart investment decisions.
------------------------------------------------------------
-------------------
On the Hill
As an informed investor, you should know about the ``American Dream Savings
Account'' that is part of the federal budget package now under debate in the
Senate. It is a type of Individual Retirement Account that offers a common-sense approach to long-term saving. Investors should like it because--

    - You can withdraw funds -- without penalty -- to pay for certain expenses like buying a first home, medical care or educational needs;
    - All account earnings would accumulate tax-free, not merely tax-deferred like the current IRA;
    - You can make contributions past age 70 1/2, instead of having to take distributions as the current law requires.

Of course, the federal budget process is never easy and
while we hope this
measure is adopted, there's no way of knowing if it will be.
So why not let
your Senator and/or Representative know your opinion today?
Simply call
202-224-3121.
------------------------------------------------------------
-------------------
In Closing
One final note: if you're a Class B shareholder of Prudential Mutual Funds, you'll begin noticing a change on your statements once you've held your shares for seven years. At that time, they will automatically begin to convert to
Class A shares on a quarterly basis. Since Class A shares carry lower annual distribution charges than Class B shares, your total returns will be higher after the conversion than they would have been without it. Conversions started earlier this year and beginning in December they will take place during each calendar quarter -- December, March, June and September. It's our way of thanking you for your loyalty -- and rewarding you for maintaining a long-term investment program by helping you earn more total investment return on your
Prudential Mutual Fund. I hope you'll find this information useful as you work with your financial advisor or registered representative to develop your personal investment plan.

Thank you for choosing Prudential Mutual Funds for your mutual fund investment.

Sincerely,

Richard A. Redeker
President

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  FLORIDA
SERIES
------------------------------------------------------------
--------------------

Moody's
                        Principal

Rating
Interest     Maturity     Amount          Value
Description (a)
(Unaudited)
 Rate         Date        (000)         (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
LONG-TERM INVESTMENTS--93.6%
------------------------------------------------------------
-----------------
-------------------------------------------------
Alachua Cnty. Hlth. Facs. Auth. Rev.,
   Santa Fe Healthcare Facs. Proj.
Baa
 7.60%      11/15/13   $  1,750       $  1,870,697
Alachua Cnty. Ind. Dev. Rev., HB Fuller Co. Proj.
NR
 7.75       11/01/16      3,000          3,146,130
Brevard Cnty. Edl. Facs. Auth. Rev.,
   Florida Inst. of Tech.
BBB(g)
 6.875      11/01/22      1,500          1,517,565
   Wuesthoff Mem. Hosp., Ser. A, M.B.I.A.
Aaa
 6.625       4/01/13      1,000          1,066,920
Brevard Cnty. Sch. Brd. Ctfs. of Part., Ser. A,
   A.M.B.A.C.
Aaa
 6.50        7/01/12      3,500          3,716,790
Broward Cnty. Edl. Facs. Auth. Rev.,
   Nova Univ. Dorm. Proj., Ser. A
BBB(g)
 7.50        4/01/17      1,500 (c)      1,732,020
Broward Cnty. Hlth. Facs Auth., North Beach Hosp.,
   M.B.I.A.
Aaa
 6.75        8/15/06      1,000          1,103,500
Broward Cnty. Wtr. & Swr. Rev., A.M.B.A.C.
Aaa
 5.125      10/01/15      1,000            920,480
Cape Canaveral Hosp. Dist. Rev., Ctfs. of Part.,
   A.M.B.A.C.
Aaa
 6.875       1/01/21      1,000          1,067,610
City of Cocoa Wtr. & Swr. Rev., A.M.B.A.C.
Aaa
 5.00       10/01/23      1,000            874,730
City of Miami Beach Wtr. & Swr. Rev., F.S.A.
Aaa
 5.375       9/01/15      3,000          2,833,260
Clay Cnty. Hsg. Fin. Auth. Rev.,
   Sngl. Fam. Mtge., Ser. A, G.N.M.A.
Aaa
 7.45        9/01/23        375            399,394
Coral Springs Impvt. Dist., Wtr. & Swr. Rev., M.B.I.A.
Aaa
 6.00        6/01/10      1,000          1,058,280
Dade Cnty. Aviation Dept. Rev.,
Aaa
 6.60       10/01/22      1,500          1,562,205
   Ser. E, A.M.B.A.C.
Aaa
 5.50       10/01/10      1,000            993,870
Dade Cnty. Hlth. Facs. Auth. Rev.,
   Baptist Hosp. of Miami Proj., Ser. A, M.B.I.A.
Aaa
 6.75        5/01/08        500            534,260
Dade Cnty. Hsg. Fin. Auth. Rev.,
   Sngl. Fam. Mtge., G.N.M.A., Ser. B
Aaa
 7.25        9/01/23        360 (d)        380,189
   Sngl. Fam. Mtge., G.N.M.A., Ser. C
Aaa
 7.75        9/01/22        915            980,495
Dade Cnty. Pub. Facs. Rev., Jackson Mem. Hosp., Ser. A,
   M.B.I.A.
Aaa
 4.875       6/01/15      3,000          2,621,640
Dade Cnty. Pub. Impvt. Rev., J & K Seaport, A.M.B.A.C.
Aaa
 6.50       10/01/26      5,500          5,739,140
Dade Cnty. Sch. Dist.,
   Gen. Oblig. M.B.I.A.
Aaa
 5.00        8/01/11      1,235          1,147,710
   Gen. Oblig. M.B.I.A.
Aaa
 5.00        8/01/13      1,500          1,365,750
Dade Cnty. Wtr. & Swr. Sys. Rev., F.G.I.C.
Aaa
 5.00       10/01/13      1,500          1,365,030
Duval Cnty. Hsg. Fin. Auth. Rev., Sngl. Fam. Mtge.,
   G.N.M.A.
AAA(g)
 8.375      12/01/14        630            672,853
Enterprise Cmnty. Dev. Dist., Osceola Co. Spl. Assmnt.,
   M.B.I.A.
Aaa
 6.00        5/01/10      2,320          2,427,973

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
3

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  FLORIDA
SERIES
------------------------------------------------------------
--------------------

Moody's
                        Principal

Rating
Interest     Maturity     Amount          Value
Description (a)
(Unaudited)
 Rate         Date        (000)         (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
Escambia Cnty. Hlth. Facs. Auth. Rev., Baptist Hosp.
   Inc., Ser. A
BBB+(g)
 8.70%      10/01/14   $  1,830       $  2,053,681
Escambia Cnty. Poll. Ctrl. Rev., Champion Int'l. Corp.
   Proj.
Baa1
 6.90        8/01/22      3,500          3,663,695
Florida St. Brd. of Ed., Cap. Outlay
Aa
 5.125       6/01/22      1,000            887,700
Florida St. Dept. of Trans., Ser. A, A.M.B.A.C.
Aaa
 7.20        7/01/11      1,000(c)(e)    1,154,750
Florida St. Gen. Oblig., Ref. Dade Cnty. Rd.
Aa
 5.125       7/01/13      1,500          1,391,415
Gainesville Utils. Sys. Rev., Ser. A
Aa
 6.50       10/01/22      2,150          2,251,867
Hillsborough Cnty. Ind. Dev. Auth. Poll. Ctrl. Rev.,
   Tampa Elec. Proj., Ser. 9
Aa2
 8.00        5/01/22      1,750          2,080,995
Hillsborough Cnty. Solid Wst. & Res. Rec., M.B.I.A.
Aaa
 5.70       10/01/08      1,000          1,033,250
Jacksonville Elec. Auth. Rev.,
   Elec. Sys. 3-B
Aa1
 5.20       10/01/13      1,000            920,670
   St. Johns Rvr. Pwr. Park
Aa1
Zero        10/01/10      3,000          1,264,560
Jacksonville Hlth. Facs. Auth. Hosp. Rev.,
   Daughters Of Charity, Ser. A
Aa
5.00        11/15/15      1,000            877,330
   Nat'l. Ben. Assoc.
Baa1
7.00        12/01/22      1,825          1,842,009
   St. Lukes Hosp. Assoc. Proj.
AA+(g)
7.125       11/15/20      1,000          1,077,790
Jacksonville Wtr. & Swr. Dev. Rev.,
   United Water Florida Proj., A.M.B.A.C.
Aaa
6.35         8/01/25      1,500          1,533,885
   Suburban Utils.
A3
6.75         6/01/22      1,000          1,066,470
Lake Cnty. Res. Rec. Ind. Dev. Rev., Ser. A
Baa
5.95        10/01/13      1,035            971,751
Lee Cnty. Trans. Facs. Rev., A.M.B.A.C.
Aaa
6.75        10/01/11      1,000          1,084,680
Leon Cnty. Hsg. Fin. Auth. Rev.,
   Sngl. Fam. Mtge., Ser. A, G.N.M.A.
Aaa
7.30         4/01/21        445            470,917
Martin Cnty., A.M.B.A.C.
Aaa
4.50         2/01/09      1,575          1,400,679
Martin Cnty. Ind. Dev. Auth. Rev., Indiantown Cogen
   Proj.
Baa3
7.875       12/15/25      1,200          1,329,444
Miami Hlth. Facs. Auth. Hosp. Rev., Mercy Hosp.
A
8.125        8/01/11      1,000          1,098,500
Miami Spec. Oblig.,
   Admin. Bldg. Acquis. Proj., F.G.I.C.
Aaa
6.00         2/01/16      1,500          1,507,515
   Admin. Bldg. Acquis. Proj., F.G.I.C.
Aaa
6.00         2/01/25        500            502,925
Miramar Wstwtr. Impvt. Assmt., F.G.I.C.
Aaa
6.75        10/01/16      2,500          2,683,150
Ocala Cap. Impvt. Rev., A.M.B.A.C.
Aaa
5.00        10/01/18      3,000          2,654,880
Okaloosa Cnty. Cap. Impvt. Rev., M.B.I.A.
Aaa
Zero        12/01/06        450            252,023
Orange Cnty. Hlth. Facs. Auth., Adventist Hlth. Sys.,
   A.M.B.A.C.
Aaa
 5.25       11/15/20      3,000          2,716,380
Orange Cnty. Hsg. Fin. Auth. Mtge. Rev.,
   Ser. A, G.N.M.A.
AAA(g)
 7.375       9/01/24        420            448,505

------------------------------------------------------------
--------------------
4                                             See Notes to
Financial Statements.

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  FLORIDA
SERIES
------------------------------------------------------------
--------------------

Moody's
                        Principal

Rating
Interest     Maturity     Amount          Value
Description (a)
(Unaudited)
 Rate         Date        (000)         (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
Orange Cnty. Hsg. Fin. Auth. Mtge. Rev.,
   MultiFam. Ashley Point Apts.
BBB+(g)
 6.85%      10/01/16   $  1,200       $  1,228,896
   MultiFam. Ashley Point Apts.
BBB+(g)
 7.10       10/01/24        855            878,812
Orange Cnty. Sales Tax Rev., Ser. B
A1
 5.375       1/01/24      2,000          1,833,020
Orlando & Orange Cnty. Expwy. Auth. Rev.,
   Sr. Lein, A.M.B.A.C.
Aaa
 5.25        7/01/14      1,000            933,040
   Jr. Lein
A-(g)
 5.95        7/01/23      1,750          1,687,665
Orlando Utils. Comn.,
   Wtr. & Elec. Rev.
Aa1
 5.125      10/01/19      1,500          1,339,080
   Wtr. & Elec. Rev.
Aa
 5.25       10/01/23      1,690          1,525,124
   Wtr. & Elec. Rev., Ser. D
Aa
 6.75       10/01/17      4,200 (d)      4,738,314
Palm Beach Cnty. Arpt. Sys. Rev., M.B.I.A.
Aaa
 7.75       10/01/10      1,000          1,162,050
Palm Beach Cnty. Hlth. Facs. Auth. Rev.,
   Good Samaritan Hlth. Sys.
A+(g)
 6.30       10/01/22      1,000          1,008,820
Pasco Cnty. Sch. Brd. Ctfs. of Part., Ser. A, F.S.A.
Aaa
 6.40        8/01/06      1,000          1,067,120
Pensacola Hlth. Facs. Auth.,
   Daughters of Charity, M.B.I.A.
Aaa
 5.25        1/01/11      1,600          1,520,624
Polk Cnty. Hsg. Fin. Auth.,
   Sngle. Fam. Mtge., Ser. A, G.N.M.A
Aaa
 7.875       9/01/22      1,330          1,425,427
Polk Cnty. Sch. Brd., Ctfs. of Part., F.S.A.
Aaa
 4.875       1/01/18      1,000            864,680
Puerto Rico Gen. Oblig.,
   M.B.I.A.
Aaa
 5.00        7/01/21      1,750          1,550,762
   F.S.A.
Aaa
 7.723       7/01/20      3,000 (d)(f)   2,936,250
Puerto Rico Elec. Pwr. Auth. Rev., Ser. R
Baa1
 6.25        7/01/17      2,500          2,533,525
Puerto Rico Ind. Tour. Edl. Hosp. Auxil.,
   Mut. Oblig. Grp. Proj., M.B.I.A.
Aaa
 6.25        7/01/24      2,635          2,692,654
Puerto Rico Pub. Bldgs. Auth., A.M.B.A.C.
Aaa
 5.50        7/01/21      1,905          1,814,112
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.
Aaa
 6.763       1/16/15      2,250 (f)      2,041,875
St Lucie Cnty. Sales Tax Rev., F.G.I.C.
Aaa
 5.00       10/01/19      2,500          2,206,650
St. Petersburg Hlth. Facs. Auth. Rev.,
   Allegheny Hlth. Prog., M.B.I.A.
Aaa
 7.00       12/01/15      1,000          1,095,330
Tampa Allegheny Hlth. Sys. Rev., St. Mary's Hosp.,
   M.B.I.A.
Aaa
 5.125      12/01/23      1,000            881,510
Tampa Gtd. Entitlement Rev., A.M.B.A.C.
Aaa
 7.05       10/01/07      2,000          2,263,680
Venice Hlth. Facs. Rev., Venice Hosp. Proj.
A
 5.75       12/01/24      1,250          1,163,213
Virgin Islands Pub. Fin. Auth. Rev.,
   Ref. Matching Loan Notes, Ser. A
NR
 7.25       10/01/18        900            949,464
Virgin Islands Territory., Hugo Ins. Claims Fund Proj.,
   Ser. 91
NR
 7.75       10/01/06      1,335          1,454,723

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
5

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  FLORIDA
SERIES
------------------------------------------------------------
--------------------

Moody's
                        Principal

Rating
Interest     Maturity     Amount          Value
Description (a)
(Unaudited)
 Rate         Date        (000)         (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
Volusia Cnty. Edl. Facs. Auth. Rev.,
AAA(g)
6.625%      10/15/22    $ 1,000       $  1,049,770
Volusia Cnty. Hlth. Facs. Auth. Rev., Mem. Hlth. Sys.
   Proj.
BBB+(g)
8.25         6/01/20      2,000(c)(d)    2,331,900

                                      ------------
Total long-term investments (cost $124,734,361)
                                       129,497,997

                                      ------------
SHORT-TERM INVESTMENTS--4.6%
Dade Cnty. Hlth. Facs. Auth. Rev., Miami Children's
   Hosp. Proj., F.R.D.D.
VMIG1
3.60%        9/01/95      1,100          1,100,000
Jacksonville Hlth. Facs. Auth. Rev., Baptist Med. Ctr.,
   M.B.I.A., F.R.D.D.
VMIG1
 3.55        9/01/95      1,500          1,500,000
Pinellas Cnty. Hlth. Facs. Auth. Rev., Pooled Hosp. Loan
   Proj., F.R.D.D.
VMIG1
 3.55        9/01/95      1,100          1,100,000
St Lucie Cnty. Pwr. & Lt. Rev., T.E.C.P.
VMIG1
 3.60       10/30/95      2,700          2,700,000

                                      ------------
Total short-term investments (cost $6,400,000)
                                         6,400,000

                                      ------------
Total Investments--98.2%
(cost $131,134,361; Note 5)
                                       135,897,997
Other assets in excess of liabilities--1.8%
                                         2,418,946

                                      ------------
Net Assets--100%
                                      $138,316,943

                                      ------------

                                      ------------

---------------

 (a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance
Corporation.
       F.G.I.C.--Financial Guaranty Insurance Company.
       F.R.D.D.--Floating Rate (Daily) Demand Note.(b)
       F.S.A.--Financial Security Assurance.
       G.N.M.A.--Government National Mortgage Association.
       M.B.I.A.--Municipal Bond Insurance Association.
       T.E.C.P.--Tax Exempt Commercial Paper.
 (b) For purposes of amortized cost valuation, the maturity date of Floating
Rate Demand Notes is considered to be the later of
     the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
 (c) Prerefunded issues are secured by escrowed cash and/or direct U.S.
guaranteed obligations.
 (d) Indicates a when-issued security.
 (e) Pledged as initial margin on financial futures contracts.
 (f) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.
 (g) Standard & Poor's rating.
N.R.--Not Rated by Moody's or Standard & Poor's.

The Fund's current Statement of Additional Information
contains a description
of
Moody's and Standard & Poor's ratings.
------------------------------------------------------------
--------------------
6                                             See Notes to
Financial Statements.

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Statement of Assets and Liabilities             FLORIDA
SERIES
------------------------------------------------------------
--------------------

Assets
                                August 31, 1995
Investments, at value (cost
$131,134,361)...............................................
 .................
 ....      $135,897,997
Cash........................................................
 .................
 ................................           102,822
Interest
receivable..................................................
 .................
 .......................         2,329,970
Receivable for investments
sold........................................................
 .................
 .....         1,044,814
Due from
Manager.....................................................
 .................
 .......................           201,510
Receivable for Fund shares
sold........................................................
 .................
 .....            72,952
Due from
Distributors................................................
 .................
 .......................            13,827
Prepaid
expenses....................................................
 .................
 ........................             2,745

                                    ------------
   Total
assets......................................................
 .................
 .......................       139,666,637

                                    ------------
Liabilities
Payable for Fund shares
reacquired..................................................
 .................
 ........         1,101,410
Accrued expenses and other
liabilities.................................................
 .................
 .....           173,277
Dividends
payable.....................................................
 .................
 ......................            44,501
Due to broker - variation margin
payable.....................................................
 ................
         28,906
Deferred trustees'
fees........................................................
 .................
 .............             1,600

                                    ------------
   Total
liabilities.................................................
 .................
 .......................         1,349,694

                                    ------------
Net
Assets......................................................
 .................
 ............................      $138,316,943

                                    ------------

                                    ------------
Net assets were comprised of:
   Shares of beneficial interest, at
par.........................................................
 ............
$    137,510
   Paid-in capital in excess of
par.........................................................
 .................
     138,281,465

                                    ------------

                                     138,418,975
   Accumulated net realized loss on
investments.................................................
 .............
  (4,818,793)
   Net unrealized appreciation on
investments.................................................
 ...............
     4,716,761

                                    ------------
Net assets, August 31,
1995........................................................
 .................
 .........      $138,316,943

                                    ------------

                                    ------------
Class A:
   Net asset value and redemption price per share
      ($120,962,492 / 12,025,745 shares of beneficial
interest issued and
outstanding).......................            $10.06
   Maximum sales charge (3.0% of offering
price)......................................................
 .......
   .31

                                    ------------
   Maximum offering price to
public......................................................
 ....................
          $10.37

                                    ------------

                                    ------------
Class B:
   Net asset value, offering price and redemption price per
share
      ($8,326,253 / 827,698 shares of beneficial interest
issued and
outstanding)............................            $10.06

                                    ------------

                                    ------------
Class C:
   Net asset value, offer price and redemption price per
share
      ($9,028,198 / 897,559 shares of beneficial interest
issued and
outstanding)............................            $10.06

                                    ------------

                                    ------------

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
7

PRUDENTIAL MUNICIPAL SERIES FUND
FLORIDA SERIES
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31,
1995
                                               -------------
--
Income
   Interest.................................     $ 8,710,600
                                               -------------
--
Expenses
   Management fee, net waiver of $464,337...         231,778
   Distribution fee--Class A, net waiver of
      $41,745...............................          82,514
   Distribution fee--Class B................          23,495
   Distribution fee--Class C................          76,991
   Custodian's fees and expenses............         135,000
   Transfer agent's fees and expenses.......          65,000
   Reports to shareholders..................          60,000
   Registration fees........................          42,000
   Audit fee................................          11,000
   Legal fees...............................          16,000
   Trustees' fees...........................           3,200
   Miscellaneous............................          17,037
                                               -------------
--
      Total expenses........................         764,015
   Less: expense subsidy (Note 4)...........
(349,237)
   Less: custodian fee credit...............
(17,642)
                                               -------------
--
      Net expenses..........................         397,136
                                               -------------
--
Net investment income.......................       8,313,464
                                               -------------
--
Realized and Unrealized
Gain (Loss) on Investments
Net realized loss on:
   Investment transactions..................
(3,626,120)
   Financial futures contracts..............
(529,354)
                                               -------------
--

(4,155,474)
                                               -------------
--
   Net change in unrealized appreciation
      (depreciation) on:
   Investments..............................       6,157,898
   Financial futures contracts..............
(132,656)
                                               -------------
--
                                                   6,025,242
                                               -------------
--
Net gain on investments.....................       1,869,768
                                               -------------
--
Net Increase in Net Assets
Resulting from Operations...................     $10,183,232
                                               -------------
--
                                               -------------
--

PRUDENTIAL MUNICIPAL SERIES FUND
FLORIDA SERIES
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1995            1994
                                    ------------    --------
----
Operations
   Net investment income..........  $  8,313,464    $
8,768,570
   Net realized loss on investment
      transactions................    (4,155,474)
(8,676)
   Net change in unrealized
      appreciation (depreciation)
      of investments..............     6,025,242
(11,870,836)
                                    ------------    --------
----
   Net increase (decrease) in net
      assets resulting from
      operations..................    10,183,232
(3,110,942)
                                    ------------    --------
----
Dividends and distributions (Note
   1)
   Dividends to shareholders from
      net investment income
      Class A.....................    (7,502,100)
(8,305,093)
      Class B.....................      (262,158)
(582)
      Class C.....................      (549,206)
(462,895)
                                    ------------    --------
----
                                      (8,313,464)
(8,768,570)
                                    ------------    --------
----
   Distributions to shareholders
      from net realized gains
      Class A.....................            --
(2,821,851)
      Class B.....................            --
--
      Class C.....................            --
(142,331)
                                    ------------    --------
----
                                              --
(2,964,182)
                                    ------------    --------
----
Series share transactions (Note 6)
   Net proceeds from shares
      sold........................    26,011,068
35,379,732
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     3,653,143
5,323,495
   Cost of shares reacquired......   (39,832,414)
(31,275,509)
                                    ------------    --------
----
   Net increase (decrease) in net
      assets from Series share
      transactions................   (10,168,203)
9,427,718
                                    ------------    --------
----
Total decrease....................    (8,298,435)
(5,415,976)
Net Assets
Beginning of year.................   146,615,378
152,031,354
                                    ------------    --------
----
End of year.......................  $138,316,943
$146,615,378
                                    ------------    --------
----
                                    ------------    --------
----

------------------------------------------------------------
--------------------
8                                             See Notes to
Financial Statements.

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                   FLORIDA
SERIES
------------------------------------------------------------
--------------------
Prudential Municipal Series Fund, (the ``Fund'') is
registered under the
Investment Company Act of 1940, as an open-end investment
company. The Fund was
organized as a Massachusetts business trust on May 18, 1984
and consists of
seventeen series. The monies of each series are invested in
separate,
independently managed portfolios. The Florida Series (the
``Series'') commenced
investment operations on December 28, 1990. The Series is
non-diversified and
seeks to achieve its investment objective of providing the
maximum amount of
income that is exempt from federal income taxes with the
minimum of risk, and
investing in securities which will enable its shares to be
exempt from the
Florida intangibles tax by investing in ``investment grade''
tax-exempt
securities whose ratings are within the four highest ratings categories by a
nationally recognized statistical rating organization or, if not rated, are of
comparable quality. The ability of the issuers of the
securities held by the
Series to meet their obligations may be affected by economic developments in a
specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting
policies followed by the
Fund, and the Series, in the preparation of its financial
statements.
Securities Valuations: The Fund values municipal securities
(including
commitments to purchase such securities on a ``when-issued''
basis) on the basis
of prices provided by a pricing service which uses
information with respect to
transactions in bonds, quotations from bond dealers, market
transactions in
comparable securities and various relationships between
securities in
determining values. If market quotations are not readily
available from such
pricing service, a security is valued at its fair value as
determined under
procedures established by the Trustees.
Short-term securities which mature in more than 60 days are
valued at current
market quotations. Short-term securities which mature in 60
days or less are
valued at amortized cost.
All securities are valued as of 4:15 P.M., New York time. Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of
securities at a set price
for delivery on a future date. Upon entering into a
financial futures contract,
the Series is required to pledge to the broker an amount of
cash and/or other
assets equal to a certain percentage of the contract amount.
This amount is
known as the ``initial margin''. Subsequent payments, known
as ``variation
margin'', are made or received by the Series each day,
depending on the daily
fluctuations in the value of the underlying security. Such
variation margin is
recorded for financial statement purposes on a daily basis
as unrealized gain
or
loss. When the contract expires or is closed, the gain or
loss is realized and
is presented in the statement of operations as net realized
gain (loss) on
financial futures contracts.
The Series invests in financial futures contracts in order
to hedge its existing
portfolio securities, or securities the Series intends to
purchase, against
fluctuations in value caused by changes in prevailing
interest rates. Should
interest rates move unexpectedly, the Series may not achieve the anticipated
benefits of the financial futures contracts and may realize
a loss. The use of
futures transactions involves the risk of imperfect
correlation in movements in
the price of futures contracts, interest rates and the
underlying hedged assets.
Options: The Series may either purchase or write options in
order to hedge
against adverse market movements or fluctuations in value
caused by changes in
prevailing interest rates or foreign currency exchange rates with respect to
securities or currencies which the Series currently owns or
intends to purchase.
When the Series purchases an option, it pays a premium and
an amount equal to
that premium is recorded as an investment. When the Series
writes an option, it
receives a premium and an amount equal to that premium is
recorded as a
liability. The investment or liability is adjusted daily to
reflect the current
market value of the option. If an option expires
unexercised, the Series
realizes a gain or loss to the extent of the premium
received or paid. If an
option is exercised, the premium received or paid is an
adjustment to the
proceeds from the sale or the cost basis of the purchase in
determining whether
the Series has realized a gain or loss. The difference
between the premium and
the amount received or paid on effecting a closing purchase
or sale transaction
is also treated as a realized gain or loss. Gain or loss on
purchased options
is
included in net realized gain (loss) on investment
transactions. Gain or loss
on
written options is presented separately as net realized gain
(loss) on written
option transactions.
The Series, as writer of an option, has no control over
whether the underlying
securities or currencies may be sold (called) or purchased
(put). As a result,
the Series bears the market risk of an unfavorable change in the price of the
security or currency underlying the written option. The
Series, as purchaser of
an option, bears the risk of the potential inability of the
counterparties to
meet the terms of their contracts.
------------------------------------------------------------
--------------------

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                   FLORIDA
SERIES
------------------------------------------------------------
--------------------
Securities Transactions and Investment Income: Securities
transactions are
recorded on the trade date. Realized gains and losses on
sales of securities are
calculated on the identified cost basis. Interest income is
recorded on the
accrual basis. The Series amortizes premiums and original
issue discount paid
on
purchases of portfolio securities as adjustments to interest income.
Net investment income (other than distribution fees) and
unrealized and realized
gains or losses are allocated daily to each class of shares
based upon the
relative proportion of net assets of each class at the
beginning of the day.
Federal Income Taxes: For federal income tax purposes, each
series in the Fund
is treated as a separate taxpaying entity. It is the intent
of the Series to
meet the requirements of the Internal Revenue Code
applicable to regulated
investment companies and to distribute all of its net income to shareholders.
For this reason and because substantially all of the Series'
gross income
consists of tax-exempt interest, no federal income tax
provision is required.
Dividends and Distributions: The Series declares daily
dividends from net
investment income. Payment of dividends is made monthly.
Distributions of net
capital gains, if any, are made annually.
Income distributions and capital gain distributions are
determined in accordance
with income tax regulations which may differ from generally
accepted accounting
principles.
Deferred Organization Expenses: The Series incurred
approximately $32,000 in
organization and initial registration expenses. Such amount
has been deferred
and is being amortized over a period of 60 months ending
December 1995.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual
Fund Management, Inc.
(``PMF''). Pursuant to this agreement, PMF has
responsibility for all investment
advisory services and supervises the subadviser's
performance of such services.
PMF has entered into a subadvisory agreement with The
Prudential Investment
Corporation (``PIC''); PIC furnishes investment advisory
services in connection
with the management of the Fund. PMF pays for the cost of
the subadviser's
services, the compensation of officers of the Fund,
occupancy and certain
clerical and bookkeeping costs of the Fund. The Fund bears
all other costs and
expenses.
The management fee paid PMF is computed daily and payable
monthly, at an annual
rate of .50 of 1% of the average daily net assets of the
Series. For the four
months ended December 31, 1994, PMF waived 60% of its
management fee. For the
eight months ended August 31, 1995, PMF waived 70% of its
management fee. The
amount of fees waived during the year ended August 31, 1995
amounted to $464,337
($.03 per share for Class A, B and C shares; .33% of average net assets). The
Series is not required to reimburse PMF for such waiver.
The Fund has distribution agreements with Prudential Mutual
Fund Distributors,
Inc. (``PMFD''), which acts as the distributor of the Class
A shares of the
Fund, and with Prudential Securities Incorporated (``PSI''), which acts as
distributor of the Class B and Class C shares of the Fund
(collectively the
``Distributors''). The Fund compensates the Distributors for distributing and
servicing the Fund's Class A, Class B and Class C shares,
pursuant to plans of
distribution, (the ``Class A, B and C Plans'') regardless of expenses actually
incurred by them. The distribution fees are accrued daily
and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors
for distribution-related activities at an annual rate of up
to .30 of 1%, .50
of
1% and .75 of 1%, of the average daily net assets of the
Class A, B and C
shares, respectively. With respect to the Class A Plan, PMFD voluntarily agreed
to waive its distribution fee, currently limited to .10 of
1% of average net
assets, for the period September 1, 1994 through December
31, 1994. Effective
January 1, 1995, PMFD eliminated its waiver. The amount of
distribution fees
waived by PMFD was $41,745 ($.003 per share for Class A
shares; .03% of Class
A
average net assets) for the fiscal year ended August 31,
1995. Such expenses
under the Class A, B and C Plans were .07 of 1%, .50 of 1%
and .75 of 1% of the
average daily net assets, respectively, for the fiscal year
ended August 31,
1995.
PMFD has advised the Series that it has received
approximately $170,300 in
front-end sales charges resulting from sales of Class A
shares during the fiscal
year ended August 31, 1995. From these fees, PMFD paid such
sales charges to PSI
and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid
commissions to salespersons and incurred other distribution
costs.
PSI has advised the Series that for the fiscal year ended
August 31, 1995, it
received approximately $7,500 and $1,000 in contingent
deferred sales charges
imposed upon certain redemptions by Class B and C
shareholders, respectively.
------------------------------------------------------------
--------------------
10

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                   FLORIDA
SERIES
------------------------------------------------------------
--------------------
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC
are indirect,
wholly-owned subsidiaries of The Prudential Insurance
Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly
owned subsidiary of
PMF, serves as the Fund's transfer agent. During the year
ended August 31, 1995,
the Series incurred fees of approximately $41,700 for the
services of PMFS. As
of August 31, 1995, approximately $3,200 of such fees were
due to PMFS. Transfer
agent fees and expenses in the Statement of Operations
include certain
out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Expense Subsidy
PMF voluntarily subsidized all operating expenses (except
management and
distribution fees) of the Class A, Class B and Class C
shares of the Series
until further notice. For the year ended August 31, 1995,
PMF subsidized
$349,237 ($.03 per share for Class A, B and C shares; .25%
of average net
assets) of the Series' expenses. The Series is not required
to reimburse PMF for
such subsidy.
------------------------------------------------------------
Note 5. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-
term investments,
for the year ended August 31, 1995 were $86,432,314 and
$102,993,871,
respectively.
The cost basis of investments for federal income tax
purposes as of August 31,
1995 was $131,135,611 and, accordingly, net unrealized
appreciation was
$4,762,386 (gross unrealized appreciation--$6,087,823; gross unrealized
depreciation--$1,325,437).
The Series has a capital loss carryforward of $2,726,000,
which expires in 2003.
The Series will elect to treat net realized capital losses
of approximately
$2,138,200 incurred in the ten month period ended August 31,
1995 as having been
incurred in the following fiscal year.
At August 31, 1995 the Series sold 55 financial futures
contracts on the
Municipal Bond Index expiring in September 1995. The value
at disposition of
such contracts was $6,202,344. The value of such contracts
on August 31, 1995
was $6,249,219, thereby resulting in an unrealized loss of
$46,875.
------------------------------------------------------------
Note 6. Capital
The Series currently offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class
B shares are sold
with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares, which prior to August
1, 1994 were known as D shares, are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class
A shares on a quarterly basis approximately seven years after purchase.
The Fund has authorized an unlimited number of shares of beneficial interest at
$.01 par value per share. Transactions in shares of beneficial interest for the years ended August 31, 1995 and 1994 were as follows:

Class A                                 Shares
Amount
------------------------------------  ----------    --------
----
Year ended August 31, 1995:
Shares sold.........................   1,647,106    $
15,829,864
Shares issued in reinvestment of
  dividends.........................     327,990
3,198,613
Shares reacquired...................  (3,554,066)
(34,407,990)
                                      ----------    --------
----
Net decrease in shares
  outstanding.......................  (1,578,970)
$(15,379,513)
                                      ----------    --------
----
                                      ----------    --------
----
Year ended August 31, 1994:
Shares sold.........................   2,274,149    $
24,062,897
Shares issued in reinvestment of
  dividends and distributions.......     475,125
4,935,129
Shares reacquired...................  (2,838,050)
(29,205,030)
                                      ----------    --------
----
Net decrease in shares
  outstanding.......................     (88,776)   $
(207,004)
                                      ----------    --------
----
                                      ----------    --------
----
Class B
------------------------------------
Year ended August 31, 1995:
Shares sold.........................     945,274    $
9,166,110
Shares issued in reinvestment of
  dividends.........................      11,460
113,360
Shares reacquired...................    (187,734)
(1,825,550)
                                      ----------    --------
----
Net increase in shares
  outstanding.......................     769,000    $
7,453,920
                                      ----------    --------
----
                                      ----------    --------
----
August 1, 1994* through
  August 31, 1994:
Shares sold.........................      58,689    $
579,300
Shares issued in reinvestment of
  dividends.........................          24
235
Shares reacquired...................         (15)
(150)
                                      ----------    --------
----
Net increase in shares
  outstanding.......................      58,698    $
579,385
                                      ----------    --------
----
                                      ----------    --------
----

------------------
* Commencement of offering of Class B shares.
------------------------------------------------------------
--------------------

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                   FLORIDA
SERIES
------------------------------------------------------------
--------------------

Class C                                  Shares
Amount
------------------------------------  ----------    --------
----
Year ended August 31, 1995:
Shares sold.........................     104,420    $
1,015,094
Shares issued in reinvestment of
  dividends.........................      34,986
341,170
Shares reacquired...................    (370,059)
(3,598,874)
                                      ----------    --------
----
Net decrease in shares
  outstanding.......................    (230,653)   $
(2,242,610)
                                      ----------    --------
----
                                      ----------    --------
----
Year ended August 31, 1994:
Shares sold.........................   1,004,802    $
10,737,535
Shares issued in reinvestment of
  dividends and distributions.......      37,628
388,131
Shares reacquired...................    (202,212)
(2,070,329)
                                      ----------    --------
----
Net increase in shares
  outstanding.......................     840,218    $
9,055,337
                                      ----------    --------
----
                                      ----------    --------
----

------------------------------------------------------------
--------------------
12

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                            FLORIDA
SERIES
------------------------------------------------------------
--------------------

Class
A                                    Class B

------------------------------------------------------------
-----
-----------

                 December 28,

                    1990(a)

Years Ended August 31,
                   through        Year Ended

-----------------------------------------------      August
31,       August 31,
                                              1995
1994         1993
      1992           1991             1995
                                            --------     ---
-----     --------
   --------     -----------       -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....    $   9.91     $
10.87     $  10.27
   $   9.76        $  9.55          $  9.91
                                            --------     ---
-----     --------
   --------      ---------        -----------
Income from investment operations
Net investment income(c)................         .59
 .59          .57
        .65            .44              .55
Net realized and unrealized gain (loss)
   on investment transactions...........         .15
(.76)         .73
        .51            .21              .15
                                            --------     ---
-----     --------
   --------      ---------        -----------
   Total from investment operations.....         .74
(.17)        1.30
       1.16            .65              .70
                                            --------     ---
-----     --------
   --------      ---------        -----------
Less distributions
Dividends from net investment income....        (.59)
(.59)        (.57)
      (.65)          (.44)            (.55)
Distributions from net realized gains...          --
(.20)        (.13)
        --             --               --
                                            --------     ---
-----     --------
   --------      ---------        -----------
   Total distributions..................        (.59)
(.79)        (.70)
      (.65)          (.44)            (.55)
                                            --------     ---
-----     --------
   --------      ---------        -----------
Net asset value, end of period..........    $  10.06     $
9.91     $  10.87
   $  10.27        $  9.76          $ 10.06
                                            --------     ---
-----     --------
   --------      ---------        -----------
                                            --------     ---
-----     --------
   --------      ---------        -----------
TOTAL RETURN(f):........................        7.85%
(1.69)%      13.78%
     12.26%          6.90%            7.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........    $120,963
$134,849     $148,900
   $104,335        $63,929           $8,326
Average net assets (000)................    $124,259
$146,489     $123,820
   $ 82,893        $41,528           $4,699
Ratios to average net assets(c):
   Expenses, including distribution
      fees..............................         .24%
 .20%         .20%
       .09%             0              .67%
   Expenses, excluding distribution
      fees..............................         .17%
 .20%         .20%
       .09%             0              .17%
   Net investment income................        6.04%
5.67%        5.94%
      6.41%          6.68%(b)         5.56%
Portfolio turnover rate.................          65%
75%          68%
        56%            39%              65%
                                        Class B
Class C
                                        ------------
-----------------------------------
                                           August 1,
    July 26,
                                            1994(e)
Years Ended August
     1993(d)
                                            through
31,
     through
                                          August 31,      --
-----------------
   August 31,
                                             1994
1995        1994
      1993
                                          ----------      --
-----     -------
   -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....    $  9.95       $
9.91     $ 10.87
     $ 10.58
                                           --------       --
-----     -------
   -----------
Income from investment operations
Net investment income(c)................        .04
 .53         .48
         .03
Net realized and unrealized gain (loss)
   on investment transactions...........       (.04)
 .15        (.76)
        .29
                                           --------       --
-----     -------
   -----------
   Total from investment operations.....         --
 .68        (.28)
        .32
                                           --------       --
-----     -------
   -----------
Less distributions
Dividends from net investment income....       (.04)
(.53)       (.48)
       (.03)
Distributions from net realized gains...         --
--        (.20)
         --
                                           --------       --
-----     -------
   -----------
   Total distributions..................       (.04)
(.53)       (.68)
       (.03)
                                           --------       --
-----     -------
   -----------
Net asset value, end of period..........    $  9.91       $
10.06     $  9.91
     $ 10.87
                                           --------       --
-----     -------
   -----------
                                           --------       --
-----     -------
   -----------
TOTAL RETURN(f):........................     (0.05)%
7.12%      (2.40)%
      3.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........       $582
$9,028     $11,185
      $3,132
Average net assets (000)................       $118
$10,265     $ 9,280
      $1,038
Ratios to average net assets(c):
   Expenses, including distribution
      fees..............................        .70%(b)
 .92%        .95%
        .95%(b)
   Expenses, excluding distribution
      fees..............................        .20%(b)
 .17%        .20%
        .20%(b)
   Net investment income................       6.21%(b)
5.35%       4.99%
       5.19%(b)
Portfolio turnover rate.................         75%
65%         75%
         68%

---------------
 (a) Commencement of investment operations.
 (b) Annualized.
 (c) Net of expense subsidy and fee waiver.
 (d) Commencement of offering of Class C shares. Prior to
August 1, 1994, Class
C shares were called Class D shares.
 (e) Commencement of offering of Class B shares.
 (f) Total return does not consider the effects of sales
loads. Total return is
calculated assuming a purchase of shares on the
     first day and a sale on the last day of each period
reported and includes
reinvestment of dividends and distributions.
     Total returns for periods of less than a full year are
not annualized.

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
13

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Independent Auditors' Report                    FLORIDA
SERIES
------------------------------------------------------------
--------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Florida Series
We have audited the accompanying statement of assets and
liabilities, including
the portfolio of investments, of Prudential Municipal Series
Fund, Florida
Series, as of August 31, 1995, the related statements of
operations for the year
then ended and of changes in net assets for each of the two
years in the period
then ended, and the financial highlights for each of the
four years in the
period then ended and for the period December 28, 1990
(commencement of
investment operations) through August 31, 1991. These
financial statements and
financial highlights are the responsibility of the Fund's
management. Our
responsibility is to express an opinion on these financial
statements and
financial highlights based on our audits.
We conducted our audits in accordance with generally
accepted auditing
standards. Those standards require that we plan and perform
the audit to obtain
reasonable assurance about whether the financial statements
and financial
highlights are free of material misstatement. An audit
includes examining, on
a
test basis, evidence supporting the amounts and disclosures
in the financial
statements. Our procedures included confirmation of the
securities owned as of
August 31, 1995 by correspondence with the custodian. An
audit also includes
assessing the accounting principles used and significant
estimates made by
management, as well as evaluating the overall financial
statement presentation.
We believe that our audits provide a reasonable basis for
our opinion.
In our opinion, such financial statements and financial
highlights present
fairly, in all material respects, the financial position of
Prudential Municipal
Series Fund, Florida Series, as of August 31, 1995, the
results of its
operations, the changes in its net assets, and its financial highlights for the
respective stated periods in conformity with generally
accepted accounting
principles.
DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995
                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Federal Income Tax Information                  FLORIDA
SERIES
------------------------------------------------------------
--------------------
We are required by the Internal Revenue Code to advise you
within 60 days of the
Series' fiscal year end (August 31, 1995) as to the federal
tax status of
dividends paid by the Series during such fiscal year.
Accordingly, we are
advising you that in the fiscal year ended August 31, 1995,
dividends paid from
net investment income of $.59 per Class A share, $.55 per
Class B share and $.53
per Class C share were all federally tax-exempt interest
dividends.
------------------------------------------------------------
--------------------
14

Getting The Most From Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand.
So when most people
run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment.
Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the ``At A Glance'' page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager who invests your money for you reports on successful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio managers favors and any changes that are on the drawing board.

Portfolio Of Investments
This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period.
It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you and thus is not a realized loss. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes In Net Assets
This schedule shows how income and expenses translate into changes in net assets, compared to last year's performance. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential Mutual
Funds prices securities. The Notes also explain who manages and distributes the
Fund's shares, and more importantly, how much they are paid for doing so.
Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information we've presented is fair and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison
These charts are included in the annual report and are required by the
Securities Exchange Commission. Performance is presented here as a hypothetical
$10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Getting The Most From Your Prudential Mutual Fund
When you invest through Prudential Mutual Funds, you receive financial advice
through a Prudential Securities financial advisor or
Prudential/Pruco
Securities registered representative. Your advisor or
representative can
provide you with the following services.
------------------------------------------------------------
-------------------
There's No Reward Without Risk; But Is This Risk Worth It? Your financial adviser or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to
gauge --sometimes even the simplest investments bear
surprising risks. The
educated investor knows that markets seldom move in just one direction --
there are times when a market sector or asset class will
lose value or provide
little in the way of total return. Managing your own
expectations is easier
with help from someone who understands the markets and who
knows you!
------------------------------------------------------------
-------------------
Keeping Up With The Joneses.
A financial adviser or registered representative can help
you wade through the
numerous mutual funds available to find the ones that fit
your own individual
investment profile and risk tolerance. While the newspapers
and popular
magazines are full of advice about investing, they are aimed at generic groups
of people or representative individuals, not at you
personally. Your financial
advisor or registered representative will review your
investment objectives
with you. This means you can make financial decisions based
on the assets and
liabilities in your current portfolio and your risk
tolerance -- not just
based on the current investment fad.
------------------------------------------------------------
-------------------
Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial adviser or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Prudential Municipal Series Fund: Florida Series
Lehman Bros. General Municipal Debt Index

The Prudential Municipal Series Fund: Florida Series and the Lehman Bros. Index: Comparing a $10,000 Investment.

Class A

<GRAPH>


Class B

<GRAPH>

Class C

<GRAPH>


Past performance is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, will be worth more or less than their original cost. The charts on the right are designed to give you an idea how much the Series' returns can fluctuate from year to year by measuring the best and worst years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Municipal
Series Fund: Florida
Series (Class A, Class B and Class C) with a similar investment in the Lehman
Brothers Municipal Bond Index by portraying the initial account values at the commencement of operations of each class, and subsequent account values at the end of the most recent reporting period (August 31), as measured on a quarterly basis, beginning in 1995. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed
(a) that the maximum
applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class
C shares, assuming full redemption on August 31, 1995; (c) all recurring fees
(including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graph. The graph and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees.

* Without waivers and expense subsidies the value of the $10,000 investment in the Series and the Series' average annual total return, as illustrated above, would have been lower, as indicated in parentheses ( ).

The Index is a weighted index comprised of 21,000 municipal bonds (General obligation bonds, revenue bonds, insured bonds and prerefunded bonds) selected by Lehman Brothers as representative of the long-term investment grade municipal bond market. It is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the transaction costs and advisory fees paid by the Series' investors. The Index's holdings differ from the Series' portfolio. The Index is not the only one that may be used to characterize performance of bond funds and other indices may portray different comparative performance.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free (800) 225-1852

(LOGO)


Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy Hays Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace Torres, Treasurer
S. Jane Rose, Secretary
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Assistant Secretary
Ronald Amblard, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributors
Prudential Mutual Fund Distributors, Inc.
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435M507            MF148E
74435M606            Cat. #4443525
74435M614



(ICON)
Prudential
Municipal
Series Fund

Georgia Series

ANNUAL
REPORT
Aug. 31, 1995
(LOGO)

Prudential Municipal Series Fund
Georgia Series

Performance At A Glance.

It has been a good year for shareholders of the Prudential
Municipal Series
Fund: Georgia Series. Municipal bond investors not only earned their coupon income, but also saw a gain in net asset value as well. We are pleased to report that your Series performed in line with the average
Georgia municipal
bond fund measured by Lipper Analytical Services over the past 12 months.

Cumulative Total Returns1                            As of
8/31/95
                            One        Five      Ten
Since
                            Year       Years    Years
Inception2
            Class A          7.5%       46.2%     N/A
48.6%

            Class B          7.0        43.1      114.4%
142.8

            Class C          6.8        N/A       N/A
6.7

Lipper GA Muni Avg3          7.2        46.2      N/A
N/A


Average Annual Total Returns1                       As of
9/30/95
                            One        Five      Ten
Since
                            Year       Years    Years
Inception2

            Class A          6.9%       7.3%      N/A
6.7%

            Class B          4.7        7.4       8.1%
8.4

            Class C          8.6        N/A       N/A
6.2



Taxable Equivalent Yield
                         Total Dividends     30-Day
At Tax Rates of
                         Paid for 12 Mos.   SEC Yield
36%         39.6%

Your           Class A    $0.56              4.56%
7.58%        8.03%

Dividend       Class B    $0.52              4.32
7.18         7.61

As of 8/31/95  Class C    $0.50              3.77
6.27         6.64


Past performance is not a guarantee of future results.
Principal and
investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper
Analytical Services. The
cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Series charged a maximum front-end sales load of 3% for Class A shares and a contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years.

2Inception dates: 1/22/90 for Class A; 9/25/84 for Class B;
and 8/1/94 for
Class C.

3The Lipper Georgia Municipal Bond fund average includes 26 funds for one year and six for five years.

How Investments Compared.
(As of 8/31/95)
(GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different
-- we provide
12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk.
The greater the
risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes a good deal) and their returns are historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes. (20-year returns are not available.)

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

*19 years for General Muni Debt Funds.

Marie Conti, Fund Manager

Portfolio
Manager's Report
(PHOTO)

The Series invests in carefully selected long-term municipal bonds that offer a high level of current income exempt from Georgia state and federal income taxes consistent with preservation of capital. Certain shareholders may be subject to the federal alternative minimum tax, however. The Series invests primarily in obligations of Georgia state, municipal and local governments, including U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and
Guam), the income of which is also exempt from federal and Georgia state income taxes.

Merger Approved.
The Trustees have approved a plan to merge the Prudential
Municipal Series
Fund: Georgia Series with the Prudential National Municipals
Fund effective
October 27. Until the merger, Marie Conti has served as portfolio manager of the Prudential Municipal Series Fund: Georgia Series. She was named to the position in May.

Strategy Session.

It has been a positive year for tax-free municipal bonds. Although interest rates rose sharply in 1994 on inflation fears, they have tumbled back down slowly so far in 1995, as economic growth slowed. The Bond Buyer Revenue Bond
Index Yield stood at 6.4% on September 1, 1994 (the index is calculated on
Thursdays) and rose by a percentage point to a high of 7.4% in mid-October
1994, before falling to 6.3% on August 31, 1995. As you can see, when the dust had settled, long-term municipal bond interest rates ended the period lower.

As interest rates declined over the last six months, we increased our holdings in revenue bonds to 49% from 44% because they pay a higher rate of interest.
Our holdings in this sector are primarily in utility (20% of assets) and health care bonds (16%). In addition, we have been buying longer-maturity bonds with discount coupons (lower than the prevailing market), and some zero coupon bonds, because these are more likely to appreciate more if interest rates fall as we expect.

Sector Breakdown.

(GRAPH)

State Of The State:
Preparing for Olympics.

We are implementing our strategy in one of the strongest economies in the
South. Unemployment in Georgia in 1994 ran at nearly a full percentage point below the national average, driven by strong growth in services, construction and manufacturing throughout the state. In preparation for the Olympic Games next summer, tourism in the Atlanta region increased steadily last year, and construction employment has grown dramatically, particularly in multi- family housing. Even manufacturing is growing -- at 3% -- among the healthiest in the region.

Georgia has an excellent fiscal record as well. It operates with a nearly $11 billion budget, and has finished the last two years with positive surpluses and fully funded reserves.

What Went Well.

We Held On
To Good Yields.

We increased assets invested in non-callable bonds (those that cannot be paid off prematurely by the issuer to save on interest costs) to 32%, up from 29% a year ago. These bonds not only offer attractive yields but also appreciate well when interest rates decline. They are valuable because not many bonds offer protection from call risk -- only about a third of the securities in the
Lehman Brothers' Municipal Bond Index are non-callable.

It Paid To Buy
Puerto Rico Bonds.

The supply of new municipal bonds has declined sharply in Georgia, by 41% this year alone. So we looked elsewhere. We bought bonds issued by Puerto Rico, because they are tax-exempt federally and in virtually all states, including
Georgia. As a result, they are in demand. Our holdings in Puerto Rico are now nearly 7% of assets.

And Not So Well.

A Longer Duration
Would Have Helped.

Duration measures the sensitivity of a bond's price to interest rate changes.
The longer the duration, the more a bond's price appreciates when interest rates fall, and vice versa. Over the winter, our duration was shorter than that of some competing funds, because we expected economic growth to remain strong. As the slowdown became apparent in the second quarter, we extended duration. Duration generally ranged from 7.5 years to 8.0 years, and was 7.5 years on August 31.

Municipals Suffered
From Tax Talk.

Congress is considering various changes in the federal income tax, including a flat tax -- an income tax at a single, flat rate. One proposal would eliminate taxes on most investment income. Clearly, this has created uncertainty in the municipal market -- one reason why municipal bonds did not follow taxable bond prices higher this spring. At this writing, we believe it is unlikely that a flat tax proposal in this form is likely to pass Congress -- especially not before next year's election.

Five Largest
Holdings.*

  6.5%            Atlanta Urban Res.Fin. Auth.
                  Dorm. Project

  4.7%            Henry Cnty. Sch. Dist.
                  Dev. Rev.

  4.6%            Fulton Cnty. Sch. Dist. Rev.
                  Lindbrook Square Fndtn.

  4.2%            Douglasville-Douglas Cnty.
                  Water & Sewer Auth. Rev.

  4.2%            Puerto Rico Commonwlth.
                  General Obligation

* Expressed as a percentage of total net assets.

Looking Ahead.

Municipal bond yields are very attractive now. As we mentioned earlier, when
U.S. government and corporate bond yields fell this spring, municipal yields did not follow to the same extent. That means there are some good buying opportunities now in the municipal market. Should interest rates remain stable, municipal bond investors may look forward to earning their coupon income. Plus, if interest rates fall further, investors could reasonably expect some price appreciation as well. Nevertheless, municipal bond investors should be prepared to weather some volatility this year as various proposals to change the country's income tax structure are proposed and debated.

Overall, we believe municipal bonds still offer good value,
and that volatility
can offer some attractive buying opportunities.
------------------------------------------------------------
-------------------

President's Letter
October 11, 1995
(PHOTO)

Dear Shareholder:

We hope you like the fresh look and information we've given your shareholder letter. We've also introduced another feature, called
Getting the Most Out of
Your Prudential Mutual Fund, which will appear from time to time at the back of your report. Look for topics like "Understanding Risk &
Reward" as well as
easy-to-understand explanations of financial terms. Why are we providing such information? Because at Prudential Mutual Funds, we believe an informed investor makes smart investment decisions.

On the Hill

As an informed investor, you should know about the "American
Dream Savings
Account" that is part of the federal budget package now under debate in the
Senate. It is a type of Individual Retirement Account that offers a common-sense approach to long-term saving. Investors should like it because --

- You can withdraw funds -- without penalty -- to pay for certain expenses like buying a first home, medical care or educational needs;

- All account earnings would accumulate tax-free, not merely tax-deferred like the current IRA;

- You can make contributions past age 70 1/2, instead of having to take distributions as the current law requires.

Of course, the federal budget process is never easy and while we hope this measure is adopted, there's no way of knowing if it will be.
So why not let
your Senator and/or Representative know your opinion today?
Simply call
202-224-3121.

In Closing

One final note: if you're a Class B shareholder of other
Prudential Mutual
Funds, you'll begin noticing a change on your statements once you've held your shares for seven years. At that time, they will automatically begin to convert to Class A shares on a quarterly basis. Since Class A shares carry lower annual distribution charges than Class B shares, your total returns will be higher after the conversion than they would have been without it. Conversions started earlier this year and will take place during each calendar quarter -- December,
March, June and September. It's our way of thanking you for your loyalty -- and rewarding you for maintaining a long-term investment program by helping you earn more total investment return on your Prudential Mutual Fund. I hope you'll find this information useful as you work with your financial advisor or registered representative to develop your personal investment plan.

Thank you for choosing Prudential Mutual Funds for your mutual fund investment.

Sincerely,

Richard A. Redeker
President


------------------------------------------------------------
-------------------
2

Portfolio of Investments as                    PRUDENTIAL
MUNICIPAL SERIES FUND
of August 31, 1995                             GEORGIA
SERIES
------------------------------------------------------------
--------------------

Moody's
                          Principal

Rating
 Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
   Rate         Date        (000)       (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
LONG-TERM INVESTMENTS--95.9%
------------------------------------------------------------
-----------------
-------------------------------------------------
Atlanta Urban Res. Fin. Auth., Clark Atlanta Univ. Dorm.
   Proj.
NR
   9.25%        6/01/10   $    935(d)  $ 1,135,706
Atlanta Wtr. & Swr. Rev.
Aa
   4.75         1/01/23        500         413,590
Burke Cnty. Dev. Auth., Georgia Pwr. Co., M.B.I.A.
Aaa
    6.625      10/01/24        500         523,980
Clarke Cnty. Sch. Dist., F.G.I.C.
Aaa
   5.50         7/01/08        425         433,602
Clayton Cnty. Wtr. Auth., Wtr. & Sewage Rev.
Aaa
   6.65         5/01/12        500(d)      567,785
Cobb Cnty. Kennestone Hosp., Auth. Rev., Ser. A, M.B.I.A.
Aaa
   5.00         4/01/24        750         653,543
Columbus Hosp. Auth. Rev., Antic. Cert., St. Francis Hosp.,
   B.I.G.
Aaa
   8.25         1/01/07        500(d)      537,235
DeKalb Cnty. Wtr. & Swr. Rev.
Aa
   5.25        10/01/23        750         680,610
DeKalb Private Hosp. Auth. Rev., Wesley Svcs. Inc. Proj.
Aa3
   8.25         9/01/15        500         521,865
Douglasville-Douglas Cnty. Wtr. & Swr. Auth. Rev.,
   A.M.B.A.C.
Aaa
    5.625       6/01/15        750         737,205
Forsyth Cnty. Sch. Dist. Dev. Rev., Ser. A
A1
   6.75         7/01/16        500         555,660
Fulco Hosp. Auth. Rev., Antic. Cert., Baptist Hlth., Ser. B
Baa1
   6.375        9/01/22        750         702,938
Fulton Cnty. Bldg. Auth. Rev., Judicial Ctr. Proj.
Aa
  Zero          1/01/11      1,325         550,591
Fulton Cnty. Sch. Dist. Rev., Lindbrook Square Fndtn.
Aa
   6.375        5/01/17        750(c)      807,563
Georgia Metro. Atl. Rapid Trans. Auth. Rev.,
   Ser. A
Aaa
   5.125        7/01/17        500         455,585
   Ser. A, M.B.I.A.
Aaa
   6.90         7/01/20        500         546,125
Georgia Mun. Elec. Auth. Pwr. Rev. Ref.,
   Ser. B
A
   6.25         1/01/17        475         485,098
   Ser. C, A.M.B.A.C.
Aaa
   4.75         1/01/19        750         638,025
Georgia Mun. Gas Auth. Rev., Southern Storage Gas Proj.
A-(b)
   6.40         7/01/14        600         608,820
Green Cnty. Dev. Auth., Ind. Park Rev.
NR
   6.875        2/01/04        635         692,702
Hancock County Georgia
AA(b)
   6.70         4/01/15        250         260,760
Henry Cnty. Sch. Dist. Dev. Rev., Ser. A
A1
   6.45         8/01/11        750         814,042
Marietta Dev. Auth. Rev., Life Coll. Inc. Proj., C.G.I.C.
Aaa
   7.20        12/01/09        500         549,895
Peach Cnty. Sch. Dist., M.B.I.A.
Aaa
   6.40         2/01/19        500         521,360
Puerto Rico Comnwlth.,
   Gen. Oblig., M.B.I.A.
Aaa
   5.50         7/01/13        750         729,187
   Gen. Oblig., F.S.A.
Aaa
   7.723        7/01/20        450(e)      440,438
Savannah Hosp. Auth. Rev., Candler Hosp.
Baa
   7.00         1/01/23        500         501,285
Toombs Cnty. Hosp., Dr. John Meadows Mem. Hosp.
BBB(b)
   7.00        12/01/17        500         494,915
Virgin Islands Pub. Fin. Auth. Rev., Hwy. Trans. Trust
   Fund, Ser. A
NR
   7.25        10/01/18        200         210,992

                                       -----------
Total long-term investments (cost $16,011,843)
                                        16,771,102

                                       -----------
SHORT-TERM INVESTMENTS--4.0%
Burke Cnty. Dev. Auth., Georgia Pwr. Co., F.R.D.D.
VMIG1
   3.50         9/01/95        500         500,000
Puerto Rico Comnwlth., Dev. Bank., F.R.W.D., Ser. 85
VMIG1
   3.20         9/06/95        200         200,000

                                       -----------
Total short-term investments (cost $700,000)
                                           700,000

                                       -----------

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
3

Portfolio of Investments as                    PRUDENTIAL
MUNICIPAL SERIES FUND
of August 31, 1995                             GEORGIA
SERIES
------------------------------------------------------------
--------------------

                                          Value
Description (a)
                                        (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
Total Investments--99.9%
(cost $ 16,711,843; Note 4)
                                       $17,471,102
Other assets in excess of liabilities--0.1%
                                            12,645

                                       -----------
Net Assets--100%
                                       $17,483,747

                                       -----------

                                       -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance
Corporation.
    B.I.G.--Bond Investors Guaranty Insurance Company.
    C.G.I.C.--Capital Guaranty Insurance Company.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand(f).
    F.R.W.D.--Floating Rate (Weekly) Demand(f).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Association.

 (b) Standard & Poor's rating.
 (c) Pledged as initial margin on futures contracts.
 (d) Prerefunded issues are secured by escrowed cash and/or direct U.S.
     guaranteed obligations.
 (e) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
 (f) For purposes of amortized cost valuation, the maturity date of these securities is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information
contains a description
of
Moody's and Standard & Poor's ratings.
------------------------------------------------------------
--------------------
4                                            See Notes to
Financial Statements.

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           GEORGIA SERIES
------------------------------------------------------------
--------------------

Assets
                                August 31, 1995
Investments, at value (cost
$16,711,843)................................................
 .................
 .....      $17,471,102
Cash........................................................
 .................
 .................................          119,411
Interest
receivable..................................................
 .................
 ........................          256,568
Due from
manager.....................................................
 .................
 ........................           29,939
Deferred expenses and other
assets......................................................
 .................
 .....              719

                                     -----------
   Total
assets......................................................
 .................
 ........................       17,877,739

                                     -----------
Liabilities
Payable for Series shares
reacquired..................................................
 .................
 .......          334,387
Accrued
expenses....................................................
 .................
 .........................           35,785
Dividends
payable.....................................................
 .................
 .......................           16,639
Due to broker-variation
margin......................................................
 .................
 .........            4,063
Deferred trustees'
fees........................................................
 .................
 ..............            1,600
Distribution fee
payable.....................................................
 .................
 ................            1,518

                                     -----------
   Total
liabilities.................................................
 .................
 ........................          393,992

                                     -----------
Net
Assets......................................................
 .................
 .............................      $17,483,747

                                     -----------

                                     -----------
Net assets were comprised of:
   Shares of beneficial interest, at
par.........................................................
 .............
$    15,302
   Paid-in capital in excess of
par.........................................................
 ..................
     16,634,008

                                     -----------

                                      16,649,310
   Accumulated net realized gain on
investments.................................................
 ..............
      78,616
   Net unrealized appreciation on
investments.................................................
 ................
       755,821

                                     -----------
Net assets, August 31,
1995........................................................
 .................
 ..........      $17,483,747

                                     -----------

                                     -----------
Class A:
   Net asset value and redemption price per share
      ($9,954,031 / 870,975 shares of beneficial interest
issued and
outstanding).............................           $11.43
   Maximum sales charge (3.0% of offering
price)......................................................
 ........
   .35

                                     -----------
   Maximum offering price to
public......................................................
 .................
 ....           $11.78

                                     -----------

                                     -----------
Class B:
   Net asset value, offering price and redemption price per
share
      ($7,529,507 / 659,169 shares of beneficial interest
issued and
outstanding).............................           $11.42

                                     -----------

                                     -----------
Class C:
   Net asset value, offering price and redemption price per
share
      ($209 / 18.3 shares of beneficial interest issued and
outstanding)......................................
$11.42

                                     -----------

                                     -----------

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
5

PRUDENTIAL MUNICIPAL SERIES FUND
MUNICIPAL SERIES FUND
GEORGIA SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year
Ended
Net Investment Income                            August 31,
1995
Income
   Interest...................................     $
1,207,185
                                                 -----------
----
Expenses
   Management fee (net of fee waiver of
      $6,103).................................
86,901
   Distribution fee--Class A..................
6,224
   Distribution fee--Class B..................
59,263
   Distribution fee--Class C..................
1
   Custodian's fees and expenses..............
65,000
   Reports to shareholders....................
45,000
   Registration fees..........................
34,000
   Transfer agent's fees and expenses.........
17,000
   Audit fee..................................
11,000
   Legal fee..................................
10,000
   Trustees' fees.............................
3,200
   Miscellaneous..............................
1,679
                                                 -----------
----
      Total expenses..........................
339,268
   Less: expense subsidy (Note 5).............
(37,348)
   Less: custodian fee credit.................
(724)
                                                 -----------
----
      Net expenses............................
301,196
                                                 -----------
----
Net investment income.........................
905,989
                                                 -----------
----
Realized and Unrealized Gain
(Loss) on Investments
Net realized gain on:
   Investment transactions....................
105,706
   Financial futures transactions.............
45,600
                                                 -----------
----

151,306
                                                 -----------
----
Net change in unrealized appreciation (depreciation) on:
   Investments................................
128,559
   Financial futures contracts................
(20,594)
                                                 -----------
----

107,965
                                                 -----------
----
Net gain on investments.......................
259,271
                                                 -----------
----
Net Increase in Net Assets
Resulting from Operations.....................     $
1,165,260
                                                 -----------
----
                                                 -----------
----

PRUDENTIAL MUNICIPAL SERIES FUND
MUNICIPAL SERIES FUND
GEORGIA SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended August
31,
in Net Assets                            1995           1994
Operations
   Net investment income............  $   905,989    $
982,702
   Net realized gain (loss) on
      investment transactions.......      151,306
(3,540)
   Net change in unrealized
      appreciation (depreciation) of
      investments...................      107,965
(1,407,842)
                                      -----------    -------
----
   Net increase (decrease) in net
      assets resulting from
      operations....................    1,165,260
(428,680)
                                      -----------    -------
----
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A.......................     (313,243)
(55,820)
      Class B.......................     (592,736)
(926,882)
      Class C.......................          (10)
--
                                      -----------    -------
----
                                         (905,989)
(982,702)
                                      -----------    -------
----
   Distributions from net realized
      gains
      Class A.......................           --
(15,680)
      Class B.......................           --
(302,050)
                                      -----------    -------
----
                                               --
(317,730)
                                      -----------    -------
----
Series share transactions (net of
   share conversion) (Note 6)
   Net proceeds from shares sold....    1,204,122
3,261,528
   Net asset value of shares issued
      in reinvestment of dividends
      and distributions.............      596,905
863,092
   Cost of shares reacquired........   (5,279,962)
(3,609,847)
                                      -----------    -------
----
   Net increase (decrease) in net
      assets from Series share
      transactions..................   (3,478,935)
514,773
                                      -----------    -------
----
Total decrease......................   (3,219,664)
(1,214,339)
Net Assets
Beginning of year...................   20,703,411
21,917,750
                                      -----------    -------
----
End of year.........................  $17,483,747
$20,703,411
                                      -----------    -------
----
                                      -----------    -------
----

------------------------------------------------------------
--------------------
6                                            See Notes to
Financial Statements.

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                 GEORGIA SERIES
------------------------------------------------------------
--------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the
Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The Georgia Series (the ``Series'') commenced investment operations in September, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the
Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 P.M., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue
Code applicable to
regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly.
Distributions of net
capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual
Fund Management, Inc.
(``PMF''). Pursuant to this agreement, PMF has
responsibility for all investment
advisory services and supervises the subadviser's
------------------------------------------------------------
--------------------

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                 GEORGIA SERIES
------------------------------------------------------------
--------------------
performance of such services. PMF has entered into a subadvisory agreement with
The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Effective
January 1, 1995, PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $6,103
($0.004 per share; 0.03% of average daily net assets). The
Series is not
required to reimburse PMF for such waiver.

The Fund has distribution agreements with Prudential Mutual
Fund Distributors,
Inc. (``PMFD''), which acts as the distributor of the Class
A shares of the
Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the
``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, .50 of
1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%,
 .50 of 1% and .75
of
1% of the average daily net assets of the Class A, B and C shares, respectively, for the period September 1, 1994 through July 31, 1995 and
 .10 of 1% of the
average daily net assets of the Class A, B and C shares for the period August
1,
1995 through August 31, 1995.

PMFD has advised the Series that it has received approximately $4,500 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the fiscal year ended
August 31, 1995, it
received approximately $63,700 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance
Company of America.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of
PMF, serves as the Fund's transfer agent. During the fiscal year ended August
31, 1995, the Series incurred fees of approximately $13,100 for the services of
PMFS. As of August 31, 1995, approximately $1,100 of such fees were due to PMFS.
Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the fiscal year ended August 31, 1995 were $2,611,178 and
$6,236,208, respectively.

The cost basis of investments for federal income tax purposes at August 31, 1995 was substantially the same as the basis for financial reporting purposes and, accordingly, net unrealized appreciation of investments for federal income tax purposes is $759,259 (gross unrealized appreciation--
$927,655, gross unrealized
depreciation--$168,396).

At August 31, 1995, the Series sold 10 financial futures contracts on the
Municipal Bond Index expiring in September 1995. The value at disposition of such contracts was $1,140,937. The value of such contracts on August 31, 1995 was $1,144,375, thereby resulting in an unrealized loss of $3,438.

The Fund elected to treat net capital losses of approximately $45,000 incurred in the ten month period ended August 31, 1994 as having occurred in the current fiscal year.

------------------------------------------------------------
Note 5. Expense Subsidy

PMF has agreed to subsidize expenses so that the total
Series' operating
expenses did not exceed the following levels for the periods indicated:

Period                                   Class A     Class B
Class C
-------------------------------------    -------     -------
-------
September 1, 1994 through December         1.40%       1.80%
2.05%
31, 1994
January 1, 1995 through July 31, 1995      1.35%       1.75%
2.00%
August 1, 1995 through August 31,          1.35%       1.35%
1.35%
1995

------------------------------------------------------------
--------------------
8

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                 GEORGIA SERIES
------------------------------------------------------------
--------------------
For the year ended August 31, 1995, PMF subsidized $37,348
($0.024 per share;
0.20% of average daily net assets) of the Series' expenses.

------------------------------------------------------------
Note 6. Capital

The Series currently offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest for the year ended August 31, 1995 and 1994 were as follows:

Class A                                 Shares
Amount
-----------------------------------   ----------    --------
----
Year ended August 31, 1995:
Shares sold........................       19,672    $
220,772
Shares issued in reinvestment of
  dividends........................       18,359
207,636
Shares reacquired..................     (134,799)
(1,514,764)
                                      ----------    --------
----
Net decrease in shares outstanding
  before conversion................      (96,768)
(1,086,356)
Shares issued upon conversion from
  Class B..........................      862,188
9,550,909
                                      ----------    --------
----
Net increase in shares
  outstanding......................      765,420    $
8,464,553
                                      ----------    --------
----
                                      ----------    --------
----
Year ended August 31, 1994:
Shares sold........................       40,971    $
479,185
Shares issued in reinvestment of
  dividends and distributions......        3,476
40,440
Shares reacquired..................      (30,202)
(352,696)
                                      ----------    --------
----
Net increase in shares
  outstanding......................       14,245    $
166,929
                                      ----------    --------
----
                                      ----------    --------
----

Class B                                 Shares
Amount
-----------------------------------   ----------    --------
----
Year ended August 31, 1995:
Shares sold........................       89,155    $
983,350
Shares issued in reinvestment of
  dividends........................       35,627
389,264
Shares reacquired..................     (347,590)
(3,765,198)
                                      ----------    --------
----
Net decrease in shares outstanding
  before conversion................     (222,808)
(2,392,584)
Shares reacquired upon conversion
  into Class A.....................     (862,242)
(9,550,909)
                                      ----------    --------
----
Net decrease in shares
  outstanding......................   (1,085,050)
$(11,943,493)
                                      ----------    --------
----
                                      ----------    --------
----
Year ended August 31, 1994:
Shares sold........................      237,894    $
2,782,143
Shares issued in reinvestment of
  dividends and distributions......       70,614
822,652
Shares reacquired..................     (281,823)
(3,257,151)
                                      ----------    --------
----
Net increase in shares
  outstanding......................       26,685    $
347,644
                                      ----------    --------
----
                                      ----------    --------
----

Class C
-----------------------------------
Year ended August 31, 1995:
Shares issued in reinvestment of
  dividends........................           --    $
5
                                      ----------    --------
----
                                      ----------    --------
----
August 1, 1994(a) through
  August 31, 1994:
Shares sold........................           18    $
200
                                      ----------    --------
----
                                      ----------    --------
----
---------------
(a) Commencement of offering of Class C shares.

------------------------------------------------------------
Note 7. Proposed Reorganization

On July 24, 1995 and October 16, 1995 the Trustees and shareholders, respectively, approved an Agreement and Plan of Reorganization and Liquidation for the Series (the ``Plan of Reorganization'') which provides for the transfer of substantially all of the assets and liabilities of the Series to Prudential
National Municipals Fund, Inc. (``National Municipals'').
Class A, Class B and
Class C shares of the Series would be exchanged at net asset value for Class A,
Class B and Class C shares, respectively, of equivalent value of National
Municipals. The Series would then cease operations.

The Plan requires the approval of shareholders of the Series to become effective
and a proxy/prospectus will be mailed to shareholders in
September 1995. If the
Plan is approved, it is expected that the reorganization
will take place in
October 1995. The Series and National Municipals will each
bear their pro rata
share of the costs of the reorganization, including costs of proxy solicitation.
------------------------------------------------------------
--------------------

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                           GEORGIA
SERIES
------------------------------------------------------------
--------------------

Class A

--------------------------------------------------

Year Ended
August 31,

--------------------------------------------------

1995       1994
1993       1992       1991
                                                        ----
--     ------
------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................
$11.19     $12.12
$11.69     $11.39     $11.05
                                                        ----
--     ------
------     ------     ------
Income from investment operations
Net investment income...............................
 .56(a)     .57
  .62        .65(a)     .64
Net realized and unrealized gain (loss) on
   investment transactions..........................
 .24       (.76)
  .85        .54        .43
                                                        ----
--     ------
------     ------     ------
   Total from investment operations.................
 .80       (.19)
 1.47       1.19       1.07
                                                        ----
--     ------
------     ------     ------
Less distributions
Dividends from net investment income................
(.56)      (.57)
 (.62)      (.65)      (.64)
Distributions from net realized gains...............
--       (.17)
 (.42)      (.24)      (.09)
                                                        ----
--     ------
------     ------     ------
   Total distributions..............................
(.56)      (.74)
(1.04)      (.89)      (.73)
                                                        ----
--     ------
------     ------     ------
Net asset value, end of year........................
$11.43     $11.19
$12.12     $11.69     $11.39
                                                        ----
--     ------
------     ------     ------
                                                        ----
--     ------
------     ------     ------
TOTAL RETURN(b):....................................
7.50%     (1.58)%
13.28%     10.84%     10.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................
$9,954     $1,182
$1,107     $  177     $  102
Average net assets (000)............................
$6,224     $1,134
$  475     $  155     $   98
Ratios to average net assets:
   Expenses, including distribution fees............
1.37%(a)   1.30%
 1.27%      1.24%(a)   1.70%
   Expenses, excluding distribution fees............
1.27%(a)   1.20%
 1.17%      1.14%(a)   1.60%
   Net investment income............................
5.12%(a)   4.92%
 5.29%      5.68%(a)   5.67%
Portfolio turnover rate.............................
15%        27%
   41%        58%        33%
---------------

 (a) Net of expense subsidy/fee waiver.
 (b) Total return does not consider the effects of sales
loads. Total return
     is calculated assuming a purchase of shares on the
first day and a sale
     on the last day of each year reported and includes
reinvestment of
     dividends and distributions.
------------------------------------------------------------
--------------------
10                                           See Notes to
Financial Statements.

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                          GEORGIA SERIES
------------------------------------------------------------
--------------------

 Class B                               Class C

-------------------------------------------------------
------------

                                         Year

Year
Ended August 31,                         Ended

-------------------------------------------------------
August 31,

1995        1994
  1993        1992        1991           1995
                                                        ----
---     -------
 -------     -------     -------         ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................    $
11.19     $ 12.12
 $ 11.69     $ 11.39     $ 11.05       $  11.19
                                                        ----
---     -------
 -------     -------     -------         ------
Income from investment operations
Net investment income...............................
 .52(a)      .52
     .57         .61(a)      .60            .50(a)
Net realized and unrealized gain (loss) on
   investment transactions..........................
 .23        (.76)
     .85         .54         .43            .23
                                                        ----
---     -------
 -------     -------     -------         ------
   Total from investment operations.................
 .75        (.24)
    1.42        1.15        1.03            .73
                                                        ----
---     -------
 -------     -------     -------         ------
Less distributions
Dividends from net investment income................
(.52)       (.52)
    (.57)       (.61)       (.60)          (.50)
Distributions from net realized gains...............
--        (.17)
    (.42)       (.24)       (.09)            --
                                                        ----
---     -------
 -------     -------     -------         ------
   Total distributions..............................
(.52)       (.69)
    (.99)       (.85)       (.69)          (.50)
                                                        ----
---     -------
 -------     -------     -------         ------
Net asset value, end of period......................    $
11.42     $ 11.19
 $ 12.12     $ 11.69     $ 11.39       $  11.42
                                                        ----
---     -------
 -------     -------     -------         ------
                                                        ----
---     -------
 -------     -------     -------         ------
TOTAL RETURN(b):....................................
6.97%      (1.98)%
   12.83%      10.40%       9.57%          6.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....................    $
7,530     $19,522
 $20,811     $17,702     $17,722       $    209(e)
Average net assets (000)............................
$12,376     $20,492
 $18,437     $17,436     $19,008       $    200(e)
Ratios to average net assets:
   Expenses, including distribution fees............
1.75%(a)    1.70%
    1.67%       1.64%(a)    2.08%          1.96%(a)
   Expenses, excluding distribution fees............
1.27%(a)    1.20%
    1.17%       1.14%(a)    1.58%          1.27%(a)
   Net investment income............................
4.74%(a)    4.52%
    4.89%       5.28%(a)    5.36%          4.53%(a)
Portfolio turnover rate.............................
15%         27%
      41%         58%         33%            15%

                                                      August
1,

1994(c)

Through
                                                      August
31,

1994
                                                      ------
----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................   $
11.23
                                                      ------
----
Income from investment operations
Net investment income...............................
 .04
Net realized and unrealized gain (loss) on
   investment transactions..........................
(.04)
                                                      ------
----
   Total from investment operations.................
--
                                                      ------
----
Less distributions
Dividends from net investment income................
(.04)
Distributions from net realized gains...............
--
                                                      ------
----
   Total distributions..............................
(.04)
                                                      ------
----
Net asset value, end of period......................   $
11.19
                                                      ------
----
                                                      ------
----
TOTAL RETURN(b):....................................
(0.06)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....................   $
200(e)
Average net assets (000)............................   $
199(e)
Ratios to average net assets:
   Expenses, including distribution fees............
2.05%(d)
   Expenses, excluding distribution fees............
1.30%(d)
   Net investment income............................
4.68%(d)
Portfolio turnover rate.............................
27%
---------------

 (a) Net of expense subsidy/fee waiver.
 (b) Total return does not consider the effects of sales
loads. Total return
     is calculated assuming a purchase of shares on the
first day and a sale
     on the last day of each period reported and includes
reinvestment of
     dividends and distributions.
     Total returns for periods of less than a full year are
not annualized.
 (c) Commencement of offering of Class C shares.
 (d) Annualized.
 (e) Amounts are actual and are not rounded to the nearest
thousand.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.
11

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Independent Auditors' Report                  GEORGIA SERIES
------------------------------------------------------------
--------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Georgia Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Georgia
Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of
August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal
Series Fund, Georgia Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995


                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Federal Income Tax Information                GEORGIA SERIES
------------------------------------------------------------
--------------------
We are required by the Internal Revenue Code to advise you within 60 days of the
Series' fiscal year end (August 31, 1995) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year.
Accordingly, we are advising you that in the fiscal year ended August 31, 1995, dividends paid from net investment income of $.56 per Class A share, $.52 per
Class B share and $.50 per Class C shares were all federally tax-exempt interest dividends.

In January 1996, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV
as to the federal tax status of the distributions received
by you in calendar
year 1995.
------------------------------------------------------------
--------------------
12

Getting
The Most
From Your
Prudential
Mutual
Fund

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco
Securities registered representative. Your advisor or representative can provide you with the following services.

There's No Reward Without Risk; But Is This Risk Worth It?

Your financial adviser or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.

A financial adviser or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally.
Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.

Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial adviser or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free (800) 225-1852

Prudential Mutual Fund Management (LOGO)

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy Hays Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace Torres, Treasurer
S. Jane Rose, Secretary
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Assistant Secretary
Ronald Amblard, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributors
Prudential Mutual Fund Distributors, Inc.
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435M309
74435M408
74435M580

(ICON)

Prudential
Municipal
Series Fund

Hawaii Income Series

Annual Report
Aug. 31, 1995

(LOGO)

Prudential Municipal Series Fund
Hawaii Income Series

Performance At A Glance.

It has been a good year for shareholders of the Prudential
Municipal Series
Fund: Hawaii Income Series. Municipal bond investors not only earned their coupon income, but also saw a gain in net asset value as well. We are pleased to report that your Series performed in line with the average Hawaii municipal bond fund measured by Lipper Analytical Services over the past 12 months.

Cumulative Total Returns1                            As of
8/31/95

                                     Six
Since
                                    Months
Inception2
             Class A                5.1%
9.4%
             Class B                4.9                  9.0
             Class C                4.8                  8.8
Lipper HI Muni Avg3                 5.0                  8.8

Average Annual Total Returns1                        As of
9/30/95

                                     One
Since
                                     Year
Inception2
             Class A                6.8%
6.2%
             Class B                4.7                  5.1
             Class C                8.4                  8.7


Taxable Equivalent Yield
                          Total Dividends      30-Day
At Tax Rates of
                          Paid for 12 Mos.   SEC Yield
36%      39.6%
  Your         Class A       $0.58             5.17%
8.98%     9.51%
Dividend       Class B       $0.54             4.93
8.56      9.07
As of 8/31/95  Class C       $0.51             4.71
8.18      8.66

Past performance is not a guarantee of future results.
Principal and investment
return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper
Analytical Services. The
cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 3% for Class A shares and a contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years.

2Inception dates: 9/19/94 for Class A, Class B and Class C.

3The Lipper Hawaii Municipal Bond fund average includes 12 funds for six months and 10 funds since inception of all classes of shares on 9/19/94.


How Investments Compared.
(As of 8/31/95)

<GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different
-- we provide
12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk.
The greater the
risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes a good deal) and their returns are historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes. (20-year returns are not available.)

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

*19 years for General Muni Debt Funds.

Christian Smith, Fund Manager

Portfolio
Manager's Report

The Series invests in carefully selected long-term municipal bonds that offer a high level of current income exempt from Hawaii state and federal income taxes consistent with preservation of capital. Certain shareholders may be subject to the federal alternative minimum tax, however. The Series invests in obligations of Hawaii state, municipal and local governments, including U.S.
territories (such as Puerto Rico, the U.S. Virgin Islands and Guam), the income of which is also exempt from federal and Hawaii state income taxes.

High Yield Bonds.
Until May, the Series was permitted to invest up to 30% of its total assets in high yield securities, which are rated below investment grade. The Series had not purchased any because the supply of high yield bonds in Hawaii is very limited, and most of the high yield bonds did not meet our internal credit guidelines. In May, the Trustees approved a change in investment policy whereby the Series will no longer be permitted to purchase high yield bonds.

Strategy Session.

It has been a positive year for tax-free municipal bonds. Although interest rates rose sharply in 1994 on inflation fears, they have tumbled back down slowly this year, as economic growth slowed. The Bond Buyer Revenue Bond Index
Yield stood at 6.4% on September 1, 1994 (the index is calculated on
Thursdays), and rose by a percentage point to a high of 7.4% in mid-October
1994, before falling to 6.3% on August 31, 1995. As you can see, when the dust had settled, long-term municipal bond interest rates ended the period lower.

This year, we have been buying longer maturity bonds with discount coupons
(coupons lower than theprevailing market), because these are more likely to appreciate if interest rates fall, as we expect. We remain cautious because the state has a negative credit outlook from Standard & Poor's.

The slow growth of Hawaii's economy is beginning to put pressure on its history of sound fiscal management and high budget reserves. On a more positive note,
Hawaii's economy is recovering from the recession of the early 1990's, though slowly.

Sector Beakdown

(GRAPH)

What Went Well.

It Paid To Buy Puerto Rico and Guam Bonds.

The supply of new municipal bonds has declined sharply in Hawaii, by 43% this year alone. So we looked elsewhere. We bought bonds issued by Puerto Rico and
Guam, because they are tax-exempt federally and in virtually all states, including Hawaii. As a result, they are in demand and have performed well this year.

Our Puerto Rico holdings are well diversified and many are insured. For example, we own insured bonds from the University of Puerto
Rico, Puerto Rico
housing authority bonds backed by the Government National
Mortgage Agency
(GNMA), Puerto Rico municipal finance and Puerto Rico telephone authority bonds.

And Not So Well.

A Longer Duration Would Have Helped.

Duration measures the sensitivity of a bond's price to interest rate changes.
The longer the duration, the more a bond's price appreciates when interest rates fall and vice versa. Over the winter, our duration was shorter than that of some competing funds, because we expected economic growth to remain strong.
As the slowdown became apparent in the second quarter, we extended duration. On
August 31, 1995, our duration was 7.6 years.

Municipals Suffered From Tax Talk.

Congress is considering various changes in the federal income tax, including a flat tax -- an income tax at a single, flat rate. One proposal would eliminate taxes on most investment income. Clearly, this has created uncertainty in the municipal market -- one reason why municipal bonds did not follow taxable bond prices higher this spring.

At this writing, we believe it is unlikely that a flat tax proposal in this form is likely to pass Congress -- especially not before next year's election.


*7.3%  Puerto Rico
       Telephone Authority

6.1%   Puerto Rico
       Housing Finance Corp.

5.2%   Puerto Rico
       University Revenue Bonds
5.1%   Hawaii State
       General Obligation

4.2%   Hawaii State
       Hawaiian Electric Co.

* Expressed as a percentage of total net assets as of 8/31/95.

Looking Ahead.

Municipal bond yields are very attractive now. As we mentioned earlier, when
U.S. government and corporate bond yields fell this spring, municipal yields did not follow to the same extent. That means there are some very good buying opportunities now in the municipal market.

Should interest rates remain stable, investors may look forward to earning their coupon. Plus, if interest rates fall further, municipal bond investors could reasonably expect some price appreciation as well.

Nevertheless, municipal bond investors should be prepared to weather some volatility this year as various proposals to change the country's income tax structure are proposed and debated.

Overall, we believe municipal bonds still offer good value, and that volatility can offer some attractive buying opportunities.

President's Letter                     October 11, 1995

Dear Shareholder:
We hope you like the fresh look and information we've given
your shareholder
letter. We've also introduced another feature, called
Getting the Most Out of
Your Prudential Mutual Fund, which will appear from time to
time at the back
of your report. Look for topics like ``Understanding Risk &
Reward'' as well
as easy-to-understand explanations of financial terms. Why
are we providing
such information? Because at Prudential Mutual Funds, we
believe an informed
investor makes smart investment decisions.
------------------------------------------------------------
-------------------
On the Hill As an informed investor, you should know about the ``American
Dream Savings Account'' that is part of the federal budget package now under debate in the Senate. It is a type of Individual Retirement Account that offers a common-sense approach to long-term saving. Investors should like it because--

    - You can withdraw funds -- without penalty -- to pay for certain expenses like buying a first home, medical care or educational needs;

    - All account earnings would accumulate tax-free, not merely tax-deferred like the current IRA;

    - You can make contributions past age 70 1/2, instead of having to take distributions as the current law requires.

Of course, the federal budget process is never easy and
while we hope this
measure is adopted, there's no way of knowing if it will be.
So why not let
your Senator and/or Representative know your opinion today?
Simply call
202-224-3121.
------------------------------------------------------------
-------------------
In Closing
One final note: if you're a Class B shareholder of Prudential Mutual Funds, you'll begin noticing a change on your statements once you've held your shares for seven years. At that time, they will automatically begin to convert to
Class A shares on a quarterly basis. Since Class A shares carry lower annual distribution charges than Class B shares, your total returns will be higher after the conversion than they would have been without it. Conversions started earlier this year and beginning in December they will take place during each calendar quarter -- December, March, June and September. It's our way of thanking you for your loyalty -- and rewarding you for maintaining a long-term investment program by helping you earn more total investment return on your
Prudential Mutual Fund. I hope you'll find this information useful as you work with your financial advisor or registered representative to develop your personal investment plan.

Thank you for choosing Prudential Mutual Funds for your mutual fund investment.

Sincerely,

Richard A. Redeker
President

Portfolio of Investments as of                 PRUDENTIAL
MUNICIPAL SERIES FUND
August 31, 1995                                HAWAII INCOME
SERIES
------------------------------------------------------------
--------------------

Moody's
                          Principal

Rating
 Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
   Rate         Date        (000)       (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
LONG-TERM INVESTMENTS--98.3%
------------------------------------------------------------
-----------------
-------------------------------------------------
Guam Gov't., Ser. A
BBB(e)
    5.90%       9/01/05   $    500        $496,650
Guam Pwr. Auth. Rev.,
   Ser. A
BBB(e)
    6.625      10/01/14        250         256,192
   Ser. A
BBB(e)
    6.75       10/01/24        525         536,046
Hawaii St. Arpt. Sys. Rev.
A
    7.00        7/01/18        365         382,630
Hawaii St. Arpt. Sys. Rev., 2nd Ser. 90, F.G.I.C.
Aaa
    7.50        7/01/20        500         551,370
Hawaii St. Dept. Budget & Fin.,
   Kapiolani Hlth. Care Sys.
A
    6.30        7/01/08        500         511,340
   Mtg. Rev., Hawaiian Elec. Co., Ser. C, M.B.I.A.
Aaa
    7.375      12/01/20        500         554,055
   Queens Med. Ctr. Proj., F.G.I.C.
Aaa
    5.90        7/01/07        230         238,627
Hawaii St. Harbor Cap. Impvt. Rev.,
   F.G.I.C.
Aaa
    6.25        7/01/10        250(d)      260,972
   F.G.I.C.
Aaa
    6.25        7/01/15        500         509,800
Hawaii St. Hsg. Fin. & Dev. Corp., Sngl. Fam. Mtge. Rev.,
   Ser. B, F.N.M.A.
Aa
    5.85        7/01/17        500         486,740
Hawaii St., Gen. Oblig., Ser. CJ
Aa
    6.25        1/01/15        650         667,017
Honolulu Hawaii City & Cnty., Ser. D
Aaa
    6.70       12/01/02        450(c)      500,463
Maui Cnty., Ref., F.G.I.C.
Aaa
    5.125      12/15/10        500         478,740
Puerto Rico Comnwlth., Gen. Oblig.
Baa1
    6.45        7/01/17        500         516,875
Puerto Rico Elec. Pwr. Auth. Rev., Ser. O,
   (Frmly. Puerto Rico Comnwlth.Wtr. Res. Auth.)
Baa1
    5.00        7/01/12        600         536,910
Puerto Rico Hsg. Fin. Corp., Sngl. Fam. Mtge. Rev.,
   G.N.M.A.
Aaa
    6.40       10/15/06        750         797,205
Puerto Rico Hwy. & Trans. Auth. Rev.
Baa1
    6.375       7/01/08        500         526,305
Puerto Rico Ind., Tourist, Edu., Med. & Envir. Ctrl. Facs.,
   Doctor Pila Hosp. Proj., F.H.A.
AAA(e)
    6.125       8/01/25        500(b)      501,855
   Hosp. Auxilio Mutuo Oblig. Grp. Proj.,
   M.B.I.A.
Aaa
    6.25        7/01/16        500         515,305
   M.B.I.A.
Aaa
    6.25        7/01/24        250         255,470
Puerto Rico Mun. Fin. Agcy., Ser. A, F.S.A.
Aaa
    6.00        7/01/14        250         253,553
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.
Aaa
    5.449       1/16/15      1,000         953,940
Puerto Rico Univ. Rev., Ser. M, M.B.I.A.
Aaa
    5.25        6/01/25        750         685,853
Univ. of Hawaii Sys. Rev., Ser. G, A.M.B.A.C.
Aaa
    5.45       10/01/06        280         287,039

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
3

Portfolio of Investments as of                 PRUDENTIAL
MUNICIPAL SERIES FUND
August 31, 1995                                HAWAII INCOME
SERIES
------------------------------------------------------------
--------------------

Moody's
                          Principal

Rating
 Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
   Rate         Date        (000)       (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
Virgin Islands Pub. Fin. Auth. Rev.,
   Gov't. Dev. Proj., Ser. B
BBB-(e)
   7.375%      10/01/10    $   300     $   327,402
   Hwy. Trans. Trust Fund, Ser. A
NR
   7.25        10/01/18        250         263,740

                                       -----------
Total long-term investments (cost $12,356,446)
                                        12,852,094
SHORT-TERM INVESTMENTS--6.1%
Hawaii St. Dept. Budget & Fin., Adventist Hlth. Sys/West,
   Ser. 94, F.R.W.D.
VMIG1
   3.35         9/06/95        100         100,000
Puerto Rico Comnwlth., Gov't. Dev. Bank., Ser. 85, F.R.W.D.
VMIG1
   3.20         9/06/95        700         700,000

                                       -----------
Total short-term investments (cost $800,000)
                                           800,000
Total Investments--104.4%
(cost $13,156,446; Note 5)
                                        13,652,094
Liabilities in excess of other assets--(4.4)%
                                          (572,880)

                                       -----------
Net Assets--100%
                                       $13,079,214

                                       -----------

                                       -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance
Corporation.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.N.M.A.--Federal National Mortgage Association.
    F.R.W.D.--Floating Rate Weekly Demand Note(f).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.
 (b) Indicates a when-issued security.
 (c) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
 (d) Pledged as initial margin on financial futures contracts.
 (e) Standard & Poor's rating.
 (f) For purposes of amortized cost valuation, the maturity date of Floating
     Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information
contains a description
of
Moody's and Standard & Poor's ratings.
------------------------------------------------------------
--------------------
4                                            See Notes to
Financial Statements.

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Statement of Assets and Liabilities            HAWAII INCOME
SERIES
------------------------------------------------------------
--------------------

Assets
                                August 31, 1995
Investments, at value (cost
$13,156,446)................................................
 .................
 .....      $13,652,094
Cash........................................................
 .................
 .................................           62,256
Interest
receivable..................................................
 .................
 ........................          177,528
Receivable for Fund shares
sold........................................................
 .................
 ......           36,768
Due from
Manager.....................................................
 .................
 ........................            1,635
Other
assets......................................................
 .................
 ...........................           84,982

                                     -----------
   Total
assets......................................................
 .................
 ........................       14,015,263

                                     -----------
Liabilities
Payable for investments
purchased...................................................
 .................
 .........          497,347
Payable for Fund shares
reacquired..................................................
 .................
 .........          379,881
Accrued
expenses....................................................
 .................
 .........................           43,028
Dividends
payable.....................................................
 .................
 .......................            7,696
Distribution fee
payable.....................................................
 .................
 ................            4,528
Due to broker - variation margin
payable.....................................................
 .................
          2,969
Deferred trustees'
fees........................................................
 .................
 ..............              600

                                     -----------
   Total
liabilities.................................................
 .................
 ........................          936,049

                                     -----------
Net
Assets......................................................
 .................
 .............................      $13,079,214

                                     -----------

                                     -----------
Net assets were comprised of:
   Shares of beneficial interest, at
par.........................................................
 .............
$    10,784
   Paid-in capital in excess of
par.........................................................
 ..................
     12,492,346

                                     -----------

                                      12,503,130
   Accumulated net realized gain on
investments.................................................
 ..............
      94,967
   Net unrealized appreciation on
investments.................................................
 ................
       481,117

                                     -----------
Net assets, August 31,
1995........................................................
 .................
 ..........      $13,079,214

                                     -----------

                                     -----------
Class A:
   Net asset value and redemption price per share
      ($3,333,130 / 274,820 shares of beneficial interest
issued and
outstanding).............................           $12.13
   Maximum sales charge (3.0% of offering
price)......................................................
 ........
   .38
   Maximum offering price to
public......................................................
 .................
 ....           $12.51
Class B:
   Net asset value, offering price and redemption price per
share
      ($8,948,854 / 737,840 shares of beneficial interest
issued and
outstanding).............................           $12.13
Class C:
   Net asset value, offer price and redemption price per
share
      ($797,230 / 65,733 shares of beneficial interest
issued and
outstanding)................................
$12.13

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
5

PRUDENTIAL MUNICIPAL SERIES FUND             PRUDENTIAL
MUNICIPAL SERIES FUND
HAWAII INCOME SERIES                         HAWAII INCOME
SERIES
Statement of Operations                      Statement of
Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

                                               September 19,
                                                   1994D
                                                  through
Net Investment Income                         August 31,
1995
Income
   Interest................................     $   524,323
                                              --------------
-
Expenses
   Management fee, net of waiver of
      $3,651...............................          41,133
   Distribution fee--Class A...............           2,641
   Distribution fee--Class B...............          29,804
   Distribution fee--Class C...............           2,659
   Custodian's fees and expenses...........          58,000
   Reports to shareholders.................          33,000
   Registration fees.......................          26,000
   Legal fees..............................          17,000
   Amortization of organization expenses...          13,935
   Audit fee...............................          11,000
   Transfer agent's fees and expenses......           3,600
   Trustees' fees..........................           3,200
   Miscellaneous...........................           4,398
                                              --------------
-
      Total expenses.......................         246,370
                                              --------------
-
   Less: expense subsidy (Note 4)..........        (179,090)
                                              --------------
-
      Net expenses.........................          67,280
                                              --------------
-
Net investment income......................         457,043
                                              --------------
-
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions.................         100,147
   Financial futures contract
      transactions.........................          (5,180)
                                              --------------
-
                                                     94,967
                                              --------------
-
Net change in unrealized appreciation/depreciation on:
   Investments.............................         495,648
   Financial futures contracts.............         (14,531)
                                              --------------
-
                                                    481,117
                                              --------------
-
Net gain on investments....................         576,084
                                              --------------
-
Net Increase in Net Assets
Resulting from Operations..................     $ 1,033,127
                                              --------------
-
                                              --------------
-

------------
D Commencement of investment operations.

                                                September
19,
                                                    1994D
Increase (Decrease)                                through
in Net Assets                                  August 31,
1995
Operations
   Net investment income.....................    $   457,043
   Net realized gain on investment
      transactions...........................         94,967
   Net change in unrealized appreciation of
      investments............................        481,117
                                               -------------
--
   Net increase in net assets resulting from
      operations.............................      1,033,127
                                               -------------
--
Dividends from net investment income
   (Note 1):
      Class A................................
(140,503)
      Class B................................
(299,569)
      Class C................................
(16,971)
                                               -------------
--

(457,043)
                                               -------------
--
Series share transactions (net of share
   conversions) (Note 6):
   Net proceeds from shares sold.............     13,508,423
   Net asset value of shares issued
      in reinvestment of dividends...........        199,822
   Cost of shares reacquired.................
(1,205,115)
                                               -------------
--
   Net increase in net assets from Series
      share transactions.....................     12,503,130
                                               -------------
--
Total increase...............................     13,079,214
Net Assets
Beginning of period..........................              0
                                               -------------
--
End of period................................    $13,079,214
                                               -------------
--
                                               -------------
--

------------
D Commencement of investment operations.
------------------------------------------------------------
--------------------
6                                            See Notes to
Financial Statements.

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                  HAWAII INCOME
SERIES
------------------------------------------------------------
--------------------
Prudential Municipal Series Fund (the ``Fund'') is
registered under the
Investment Company Act of 1940, as an open-end investment
company. The Fund was
organized as a Massachusetts business trust on May 18, 1984
and consists of
seventeen series. The monies of each series are invested in
separate,
independently managed portfolios. The Hawaii Income Series
(the ``Series'')
commenced investment operations on September 19, 1994. The
Series is
non-diversified and seeks to provide the maximum amount of
income that is exempt
from Hawaii State and federal income taxes consistent with
the preservation of
capital by investing in investment grade municipal
obligations but may also
invest a portion of its assets in lower-quality municipal
obligations or in
non-rated securities which, in the opinion of the Fund's
investment adviser, are
of comparable quality. The ability of the issuers of the
securities held by the
Series to meet their obligations may be affected by economic or political
developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting
policies followed by the
Fund, and the Series, in the preparation of its financial
statements.
Securities Valuations: The Fund values municipal securities
(including
commitments to purchase such securities on a ``when-issued''
basis) on the basis
of prices provided by a pricing service which uses
information with respect to
transactions in bonds, quotations from bond dealers, market
transactions in
comparable securities and various relationships between
securities in
determining values. If market quotations are not readily
available from such
pricing service, a security is valued at its fair value as
determined under
procedures established by the Trustees.
Short-term securities which mature in more than 60 days are
valued at current
market quotations. Short-term securities which mature in 60
days or less are
valued at amortized cost.
All securities are valued as of 4:15 P.M., New York time. Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of
securities at a set price
for delivery on a future date. Upon entering into a
financial futures contract,
the Series is required to pledge to the broker an amount of
cash and/or other
assets equal to a certain percentage of the contract amount.
This amount is
known as the ``initial margin''. Subsequent payments, known
as ``variation
margin'', are made or received by the Series each day,
depending on the daily
fluctuations in the value of the underlying security. Such
variation margin is
recorded for financial statement purposes on a daily basis
as unrealized gain
or
loss. When the contract expires or is closed, the gain or
loss is realized and
is presented in the statement of operations as net realized
gain(loss) on
financial futures contracts. The Series invests in financial futures contracts
in order to hedge its existing portfolio securities or
securities the Series
intends to purchase, against fluctuations in value caused by changes in
prevailing interest rates. Should interest rates move
unexpectedly, the Series
may not achieve the anticipated benefits of the financial
futures contracts and
may realize a loss. The use of futures transactions involves the risk of
imperfect correlation in movements in the price of futures
contracts, interest
rates and the underlying hedged assets.
Securities Transactions and Investment Income: Securities
transactions are
recorded on the trade date. Realized gains and losses on
sales of securities are
calculated on the identified cost basis. Interest income is
recorded on the
accrual basis. The Series amortizes premiums and original
issue discount paid
on
purchases of portfolio securities as adjustments to interest income.
Net investment income (other than distribution fees) and
unrealized and realized
gains or losses are allocated daily to each class of shares
based upon the
relative proportion of net assets of each class at the
beginning of the day.
Federal Income Taxes: For federal income tax purposes, each
series in the Fund
is treated as a separate taxpaying entity. It is the intent
of the Series to
meet the requirements of the Internal Revenue Code
applicable to regulated
investment companies and to distribute all of its net income to shareholders.
For this reason and because substantially all of the Series'
gross income
consists of tax-exempt interest, no federal income tax
provision is required.
Dividends and Distributions: The Series declares daily
dividends from net
investment income. Payment of dividends is made monthly.
Distributions of net
capital gains, if any, are made annually.
Income distributions and capital gain distributions are
determined in accordance
with income tax regulations which may differ from generally
accepted accounting
principles.
Deferred Organization Expenses: The Series incurred $98,700
in organization and
initial registration expenses. Such amount has been deferred and is being
amortized over a period of 60 months ending September 1999.
------------------------------------------------------------
--------------------

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                  HAWAII INCOME
SERIES
------------------------------------------------------------
--------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual
Fund Management, Inc.
(``PMF''). Pursuant to this agreement, PMF has
responsibility for all investment
advisory services and supervises the subadviser's
performance of such services.
PMF has entered into a subadvisory agreement with The
Prudential Investment
Corporation (``PIC''). PIC furnishes investment advisory
services in connection
with the management of the Fund. PMF pays for the services
of PIC, the cost of
compensation of officers of the Fund, occupancy and certain
clerical and
bookkeeping costs of the Fund. The Fund bears all other
costs and expenses.
The management fee paid PMF is computed daily and payable
monthly, at an annual
rate of .50 of 1% of the average daily net assets of the
Series. Effective
January 1, 1995, PMF has agreed to waive a portion (.05 of
1% of the Series'
average daily net assets) of its management fee, which
amounted to $3,651
($0.004 per share for Class A, B, and C shares; .04% of
average net assets). The
Series is not required to reimburse PMF for such waiver.
The Fund has distribution agreements with Prudential Mutual
Fund Distributors,
Inc. (``PMFD''), which acts as the distributor of the Class
A shares of the
Fund, and with Prudential Securities Incorporated (``PSI''), which acts as
distributor of the Class B and Class C shares of the Fund
(collectively the
``Distributors''). The Fund compensates the Distributors for distributing and
servicing the Fund's Class A, Class B and Class C shares,
pursuant to plans of
distribution (the ``Class A, B and C Plans''), regardless of expenses actually
incurred by them. The distribution fees are accrued daily
and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors
for distribution-related activities at an annual rate of up
to .30 of 1%, .50
of
1% and 1%, of the average daily net assets of the Class A, B and C shares,
respectively. Such expenses under the Plans were .10 of 1%,
 .50 of 1% and .75
of
1% of the average daily net assets of the Class A, B and C
shares, respectively,
for the period ended August 31, 1995.
PMFD has advised the Series that it has received
approximately $19,600 in
front-end sales charges resulting from sales of Class A
shares during the period
ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and
Pruco Securities Corporation, affiliated broker-dealers,
which in turn paid
commissions to salespersons and incurred other distribution
costs.
PSI has advised the Series that for the period ended August
31, 1995, it
received approximately $12,700 and $100 in contingent
deferred sales charges
imposed upon certain redemptions by Class B and Class C
shareholders,
respectively.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC
are indirect,
wholly-owned subsidiaries of The Prudential Insurance
Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-
owned subsidiary of
PMF, serves as the Fund's transfer agent. During the period
ended August 31,
1995, the Series incurred fees of approximately $2,500 for
the services of PMFS.
As of August 31, 1995, approximately $300 of such fees were
due to PMFS.
Transfer agent fees and expenses in the Statement of
Operations include certain
out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Expense Subsidy
PMF has agreed to subsidize expenses so that total operating expenses do not
exceed .50%, .90% and 1.15% of the average net assets of the
Class A shares,
Class B shares and Class C shares, respectively until
further notice. For the
period ended August 31, 1995, PMF subsidized $179,090 ($.22
per share for Class
A, B and C shares; 2.00% of average net assets) of the
Series' expenses. The
Series is not required to reimburse PMF for such subsidy.
------------------------------------------------------------
Note 5. Portfolio Securities
Purchases and sales of portfolio securities of the Series,
excluding short-term
investments, for the period ended August 31, 1995 were
$16,927,504 and
$4,671,596, respectively.
At August 31, 1995, the Fund sold 5 financial futures
contracts on the U.S.
Treasury Index which expire in September 1995. The value at
disposition of such
contracts is $565,781. The value of such contracts on August
31, 1995 was
$551,250, thereby resulting in an unrealized loss of
$14,531.
The cost basis of investments for federal income tax
purposes is substantially
the same as for financial reporting purposes and,
accordingly, as of August 31,
1995, net unrealized appreciation for federal income tax
purposes was $495,648
(gross unrealized appreciation--$507,204; gross unrealized
depreciation--$11,556).
------------------------------------------------------------
--------------------
8

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                  HAWAII INCOME
SERIES
------------------------------------------------------------
--------------------
------------------------------------------------------------
Note 6. Capital
The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Of the 1,078,393 shares of beneficial interest issued and outstanding at August 31, 1995, PMF owned 171,851 shares.
Transactions in shares of beneficial interest for the period ended August 31,
1995 were as follows:

Class A                                    Shares
Amount
---------------------------------------   --------    ------
----
September 19, 1994* through
  August 31, 1995:
Shares sold............................    279,870
$3,255,106
Shares issued in reinvestment of
  dividends and distributions..........      1,566
18,665
Shares reacquired......................    (10,702)
(123,633)
                                          --------    ------
----
Net increase in shares outstanding
  before conversion....................    270,734
$3,150,138
Shares issued upon conversion from
  Class B..............................      4,086
49,084
                                          --------    ------
----
Net increase in shares outstanding.....    274,820
$3,199,222
                                          --------    ------
----
                                          --------    ------
----
Class B
September 19, 1994* through
  August 31, 1995:
Shares sold............................    816,861
$9,471,988
Shares issued in reinvestment of
  dividends and distributions..........     14,410
171,145
Shares reacquired......................    (89,345)
(1,066,264)
                                          --------    ------
----
Net decrease in shares outstanding
  before conversion....................    741,926
8,576,869
Shares reacquired upon conversion into
  Class A..............................     (4,086)
(49,084)
                                          --------    ------
----
Net decrease in shares outstanding.....    737,840
$8,527,785
                                          --------    ------
----
                                          --------    ------
----
Class C                                    Shares
Amount
---------------------------------------   --------    ------
----
September 19, 1994* through
  August 31, 1995:
Shares sold............................     66,136    $
781,329
Shares issued in reinvestment of
  dividends............................        845
10,012
Shares reacquired......................     (1,248)
(15,218)
                                          --------    ------
----
Net increase in shares outstanding.....     65,733    $
776,123
                                          --------    ------
----
                                          --------    ------
----

---------------
* Commencement of investment operations.
------------------------------------------------------------
--------------------

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                           HAWAII INCOME
SERIES
------------------------------------------------------------
--------------------

 September 19, 1994(b) through August 31, 1995

-----------------------------------------------------

Class A             Class B             Class C

-------------       -------------       -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period.....................................
$ 11.64             $ 11.64             $ 11.64

  -----               -----               -----
Income from investment operations
Net investment
income(d).................................................
    .58                 .54                 .51
Net realized and unrealized gain (loss) on investment
transactions.......
    .49                 .49                 .49

  -----               -----               -----
   Total from investment
operations......................................
   1.07                1.03                1.00

  -----               -----               -----
Less distributions
Dividends from net investment
income.....................................
   (.58)               (.54)               (.51)

  -----               -----               -----
Net asset value, end of
period...........................................
$ 12.13             $ 12.13             $ 12.13

  -----               -----               -----

  -----               -----               -----
TOTAL
RETURN(c):..................................................
 .......
   9.42%               9.03%               8.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)..........................................
$ 3,333             $ 8,949             $   797
Average net assets
(000).................................................
$ 2,778             $ 6,270             $   373
Ratios to average net assets:(a)/(d)
   Expenses, including distribution
fees.................................
    .46%                .86%               1.11%
   Expenses, excluding distribution
fees.................................
    .36%                .36%                .36%
   Net investment
income.................................................
   5.32%               5.03%               4.79%
Portfolio turnover
rate..................................................
     75%                 75%                 75%

---------------
 (a) Annualized.
 (b) Commencement of investment operations.
 (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total return is not annualized.
 (d) Net of expense subsidy and management fee waiver.

------------------------------------------------------------
--------------------
10                                           See Notes to
Financial Statements.

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Independent Auditors' Report                   HAWAII INCOME
SERIES
------------------------------------------------------------
--------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Hawaii Income Series
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Hawaii Income
Series as of August 31, 1995, the related statements of operations and of changes in net assets and the financial highlights for the period September 19,
1994 (Commencement of investment operations) to August 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with generally accepted auditing standards.
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal
Series Fund, Hawaii Income Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the above stated period in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Federal Income Tax Information                 HAWAII INCOME
SERIES
------------------------------------------------------------
--------------------
We are required by the Internal Revenue Code to advise you
within 60 days of the
Series' fiscal year end (August 31, 1995) as to the federal
tax status of
dividends paid by the Series during such fiscal year.
Accordingly, we are
advising you that in the fiscal year ended August 31, 1995,
dividends paid from
net investment income of $.58 per Class A share, $.54 per
Class B share, and
$.51 per Class C share were all federally tax-exempt
interest dividends.
In January 1996, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV
as to the federal tax status of the distributions received
by you in calendar
year 1995.
------------------------------------------------------------
--------------------

Getting The Most From Your Prudential Mutual Fund
When you invest through Prudential Mutual Funds, you receive financial advice
through a Prudential Securities financial advisor or
Prudential/Pruco
Securities registered representative. Your advisor or
representative can
provide you with the following services.
------------------------------------------------------------
-------------------
There's No Reward Without Risk; But Is This Risk Worth It? Your financial adviser or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to
gauge -- sometimes even the simplest investments bear
surprising risks. The
educated investor knows that markets seldom move in just one direction -- there
are times when a market sector or asset class will lose
value or provide little
in the way of total return. Managing your own expectations
is easier with help
from someone who understands the markets and who knows you!
------------------------------------------------------------
-------------------
Keeping Up With The Joneses.
A financial adviser or registered representative can help
you wade through the
numerous mutual funds available to find the ones that fit
your own individual
investment profile and risk tolerance. While the newspapers
and popular
magazines are full of advice about investing, they are aimed at generic groups
of people or representative individuals, not at you
personally. Your financial
advisor or registered representative will review your
investment objectives
with you. This means you can make financial decisions based
on the assets and
liabilities in your current portfolio and your risk
tolerance -- not just based
on the current investment fad.
------------------------------------------------------------
-------------------
Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial adviser or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

The Prudential Municipal Series Fund: Hawaii Income Series and the Lehman Bros. Index: Comparing a $10,000 Investment.


Class A

(GRAPH)


Class B

(GRAPH)


Class C

(GRAPH)

Past performance is no guarantee of future results.
Investment return and
principal value will fluctuate so an investor's shares, when redeemed, will be worth more or less than their original cost.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Municipal Series Fund: Hawaii
Income Series (Class A, Class B and Class C) with a similar investment in the
Lehman Brothers Municipal Bond Index by portraying the initial account values at the commencement of operations of each class, and subsequent account values at the end of the most recent reporting period (August 31), as measured on a quarterly basis, beginning in 1994 for Class A, Class B, and Class C shares.
For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on August 31, 1995; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graph. The graph and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees. Without waivers and expense subsidies the value of the $10,000 investment in the Series and the Series' average annual total return, as illustrated above, would have been lower.

The Index is a weighted index comprised of 21,000 municipal bonds (general obligation bonds, revenue bonds, insured bonds and prerefunded bonds) selected by Lehman Brothers as representative of the long-term investment grade municipal bond market. It is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the transaction costs and advisory fees paid by the Funds' investors. The Index's holdings differ from the Funds' portfolio. The Index is not the only one that may be used to characterize performance of bond funds and other indices may portray different comparative performance.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free (800) 225-1852

(LOGO)

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy Hays Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace Torres, Treasurer
S. Jane Rose, Secretary
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Assistant Secretary
Ronald Amblard, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributors
Prudential Mutual Fund Distributors, Inc.
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435M473         MF165E
74435M465         Cat. #42M160Y
74435M457

(ICON)

Prudential
Municipal
Series Fund

Massachusetts Series

Annual Report
Aug. 31, 1995

(LOGO)

Prudential Municipal Series Fund
Massachusetts Series

Performance At A Glance.

It has been a good year for shareholders of the Prudential
Municipal Series
Fund: Massachusetts Series. Municipal bond investors not only earned their coupon income, but also saw a gain in net asset value as well. We are pleased to report that your fund has performed better than the average Massachusetts municipal bond fund measured by Lipper Analytical Services over the past
12 months.


Cumulative Total Returns1                            As of
8/31/95

                            One        Five       Ten
Since
                            Year       Years     Years
Inception2
            Class A          8.3%       50.9%      N/A
53.0%
            Class B          7.9        47.7      109.2%
135.0
            Class C          7.6        N/A        N/A
7.5
Lipper MA Muni Avg3          7.2        50.0     119.7
153.6



Average Annual Total Returns1                        As of
9/30/95

                            One        Five       Ten
Since
                            Year       Years     Years
Inception2
            Class A          7.1%       8.1%      N/A
7.3%
            Class B          4.9        8.2       7.8%
8.1
            Class C          8.7        N/A       N/A
6.7




Taxable Equivalent Yield
                         Total Dividends     30-Day
At Tax Rates of
                         Paid for 12 Mos.   SEC Yield
36%         39.6%

Your            Class A     $0.65              4.61%
8.19%        8.67%
Dividend        Class B     $0.60              4.36
7.74         8.20
As of 8/31/95   Class C     $0.57              4.12
7.32         7.75


Past performance is not a guarantee of future results.
Principal and investment
return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper
Analytical Services. The
cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Series charges a maximum front-end sales load of 3% for Class A shares and a contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years.

2Inception dates: 1/22/90 for Class A; 9/25/84 for Class B;
and 8/1/94 for
Class C.

3The Lipper Massachusetts Municipal Bond fund average includes 40 funds for one year, 18 funds for five years, seven funds for 10 years and four funds since inception of the Class B shares on 9/25/84.

How Investments Compared.
    (As of 8/31/95)

        (GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different
-- we provide
12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk.
The greater the
risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes a good deal) and their returns are historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

*19 years for General Muni Debt Funds.

Marie Conti, Fund Manager

(PHOTO)


Portfolio
Manager's Report

The Series invests in carefully selected long-term municipal bonds that offer a high level of current income exempt from Massachusetts state and federal income taxes consistent with preservation of capital. Certain shareholders may be subject to the federal alternative minimum tax, however. The Series invests primarily in obligations of Massachusetts state, municipal and local governments, including U.S. territories (such as Puerto Rico, the U.S. Virgin
Islands and Guam), the income of which is also exempt from federal and
Massachusetts state income taxes.

Manager Named.
In May, Marie Conti was appointed portfolio manager of the Prudential Municipal
Series Fund: Massachusetts Series.
Marie manages more than $700 million in municipal portfolios, including the
Prudential Municipal Bond Fund/Intermediate Series.

Strategy Session.
It has been a positive year for tax-free municipals. Although interest rates rose sharply in 1994 on inflation fears, they have tumbled back down slowly so far in 1995, as economic growth slowed. The Bond Buyer Revenue Bond Index Yield stood at 6.4% on September 1, 1994 (the index is calculated on Thursdays) and rose by a percentage point to a high of 7.4% in mid-October 1994, before falling to 6.3% on August 31, 1995. As you can see, when the dust had settled, long-term municipal bond interest rates ended the period lower.

We found value by increasing our assets in general obligation bonds, which are easier to trade in volatile markets. As interest rates fell, we increased our holdings in revenue bonds to 46% from 43% of assets because they pay a higher rate of interest.

State Of The State.
Massachusetts has a growing population for the first time since the early
1990s. People are staying in the state because the jobs are coming back, led by gains in construction (up 8.6%), health care (up 6.9%) and business services
(up 6.6%). In the substantial health care sector here, consolidation has reduced hospital employment, but jobs are increasing in clinics and laboratories.

There is usually a year-end budget surplus in state government here now. That's the good news, but such hasn't always been the case here.
While per capita
income is the fourth highest in the nation, so is net tax-supported state debt -- 8.2% of income versus the median of 2.1%. So any change in the state's economy can affect its flexibility to accommodate heavy pension, education and transit costs in the years to come.

Sector Breakdown

    (GRAPH)

What Went Well.

We Held On
To Good Yields.
We held assets invested in non-callable bonds (those that can not be paid off prematurely by the issuer to save on interest costs) steady at about 11% of total net assets. These bonds not only offer attractive yields but also appreciate well when interest rates decline. They are valuable because not many bonds offer protection from call risk -- only about a third of the securities in the Lehman Brothers' Municipal Bond Index are non-callable.

It Paid To Buy
Puerto Rico Bonds.
The supply of new municipal bonds has declined in Massachusetts by 24% this year alone. So we looked elsewhere. We bought bonds sold by Puerto Rico, because they are tax-exempt federally and in virtually all states, including
Massachusetts. As a result, they are in demand. Our holdings in Puerto Rico are now 9% of assets.

And Not So Well.

A Longer Duration
Would Have Helped.
Duration measures the sensitivity of a bond's price to interest rate changes.
The longer the duration, the more a bond's price appreciates when interest rates fall, and vice versa. Over the winter, our duration was shorter than that of some competing funds, because we expected economic growth to remain strong.
As the slowdown became apparent in the second quarter, we extended duration.
Duration generally ranged from 7.0 years to 7.7 years, and was 7.7 years on
August 31.

Municipals Suffered
From Tax Talk.
Congress is considering various changes in the federal income tax, including a flat tax -- an income tax at a single, flat rate. One proposal would eliminate taxes on most investment income. Clearly, this has created uncertainty in the municipal market -- one reason why municipal bonds did not follow taxable bond prices higher this spring. At this writing, we believe it is unlikely that a flat tax proposal in this form is likely to pass Congress -- especially not before next year's election.

Looking Ahead.
Municipal bonds yields are very attractive now. This spring, when U.S.
government and corporate bond yields fell, municipal yields did not follow to the same extent. The results are some very good buying opportunities now in the municipal market. Should interest rates remain stable, investors may look forward to earning their coupon. Plus, if interest rates fall further, investors in tax-exempt securities could reasonably expect some price appreciation as well as coupon income.

Municipal bond investors should be prepared to weather some volatility this year as a consequence of proposals to change the federal income tax. Overall, we believe municipal bonds still offer good value, and that volatility can offer some attractive buying opportunities.

Five Largest
Holdings.*



4.3%  Lynn Wtr. & Swr. Comm.
      General Revenue
4.3%  Mass. St. Ind. Agcy. Rev.
      Cape Cod Hlth. Sys.
4.1%  Boston Mass.
      General Obligation
4.0%  Mass. St. Hlth. & Edl.
      Newton-Wellesley Hosp.
3.5%  Gloucester Mass.
      General Obligation

*Expressed as a percentage of total net assets as of 8/31/95.

President's Letter                          October 11, 1995

(PHOTO)

Dear Shareholder:
We hope you like the fresh look and information we've given
your shareholder
letter. We've also introduced another feature, called
Getting the Most Out of
Your Prudential Mutual Fund, which will appear from time to
time at the back of
your report. Look for topics like "Understanding Risk &
Reward" as well as
easy-to-understand explanations of financial terms. Why are
we providing such
information? Because at Prudential Mutual Funds, we believe
an informed
investor makes smart investment decisions.
------------------------------------------------------------
-------------------
On the Hill
As an informed investor, you should know about the "American
Dream Savings
Account" that is part of the federal budget package now under debate in the
Senate. It is a type of Individual Retirement Account that offers a common-sense approach to long-term saving. Investors should like it because --

  - You can withdraw funds -- without penalty -- to pay for certain expenses like buying a first home, medical care or educational needs;
  - All account earnings would accumulate tax-free, not merely tax-deferred like the current IRA;
  - You can make contributions past age 70 1/2, instead of having to take distributions as the current law requires.

Of course, the federal budget process is never easy and
while we hope this
measure is adopted, there's no way of knowing if it will be.
So why not let
your Senator and/or Representative know your opinion today?
Simply call
202-224-3121.
------------------------------------------------------------
-------------------
In Closing
One final note: if you're a Class B shareholder of Prudential Mutual Funds, you'll begin noticing a change on your statements once you've held your shares for seven years. At that time, they will automatically begin to convert to
Class A shares on a quarterly basis. Since Class A shares carry lower annual distribution charges than Class B shares, your total returns will be higher after the conversion than they would have been without it. Conversions started earlier this year and beginning in December they will take place during each calendar quarter -- December, March, June and September. It's our way of thanking you for your loyalty -- and rewarding you for maintaining a long-term investment program by helping you earn more total investment return on your
Prudential Mutual Fund. I hope you'll find this information useful as you work with your financial advisor or registered representative to develop your personal investment plan.

Thank you for choosing Prudential Mutual Funds for your mutual fund investment.

Sincerely,

Richard A. Redeker
President

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995
MASSACHUSETTS SERIES
------------------------------------------------------------
--------------------

Moody's
                          Principal

Rating
 Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
   Rate         Date        (000)       (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
LONG-TERM INVESTMENTS--94.4%
------------------------------------------------------------
-----------------
-------------------------------------------------
Boston Ind. Dev. Fin. Auth., Swr. Fac. Rev., Harbor Elec.
   Energy Co. Proj.
Baa1
   7.375%       5/15/15    $ 1,500     $ 1,576,500
Boston Mass., Gen. Oblig., Ser. A, A.M.B.A.C.
Aaa
   7.375        2/01/10      2,000       2,263,320
Boston Mass. Rev., Boston City Hosp., FHA
Aa
   5.75         2/15/23      2,000       1,874,400
Brockton Mass.
Baa
   6.125        6/15/18      1,030       1,029,876
Gloucester Mass., Gen. Oblig., F.S.A.
Aaa
   5.50        11/15/13      2,000       1,930,700
Holyoke, Gen. Oblig., Sch. Proj., M.B.I.A.
Aaa
   8.10         6/15/05        700         839,006
Lowell, Gen. Oblig.
Aaa
   7.625        2/15/10        750(d)      877,485
Lynn Wtr. & Swr. Comn., Gen. Rev., Ser. A, M.B.I.A.
Aaa
   7.25        12/01/10      2,100(d)    2,403,597
Mass. St. Gen. Oblig., Ser. A
A1
   Zero         8/01/06        665         381,717
   Ser. C, F.G.I.C.
Aaa
   6.00         8/01/09      1,500       1,590,195
   Gen. Oblig., A.M.B.A.C.
Aaa
   5.00         7/01/12      1,000         920,720
Mass. St. Hlth. & Edl. Fac. Auth. Rev.,
   Beth Israel Hosp. A.M.B.A.C
Aaa
   8.218        7/01/25      1,500(e)    1,477,500
   Dana Farber Cancer Project Series G/1
A1
   6.25        12/01/22        625         617,663
   Faulkner Hosp., Ser. C
Baa1
   6.00         7/01/23      1,500       1,317,105
   Holyoke Hosp. Rev.
Baa1
   6.50         7/01/15      1,500       1,430,835
   Jordan Hosp.
A-(c)
   6.875       10/01/22      1,850       1,894,345
   Lahey Clinic, Ser. B, M.B.I.A.
Aaa
   5.375        7/01/23        450         413,829
   Med Academic Scientific A
A-(c)
   6.625        1/01/15      1,000       1,013,800
   New England Med. Ctr., Ser. E
A1
   7.875        7/01/11      1,175       1,308,656
   Newton-Wellesley Hosp., M.B.I.A.
Aaa
   5.875        7/01/15      1,000         985,520
   Newton-Wellesley Hosp., M.B.I.A.
Aaa
   6.00         7/01/18      1,000         994,980
   Newton-Wellesley Hosp., Ser. C, B.I.G.
Aaa
   8.00         7/01/18      2,000       2,233,540
   Tufts Univ., Ser. C
Aaa
   7.40         8/01/18      1,235(d)    1,367,478
   Valley Regl. Hlth. Sys., Ser. B
Aaa
   8.00         7/01/18      1,000(d)    1,167,980
   Valley Regl. Hlth. Sys.
AAA(c)
   7.00         7/01/10        825         930,435
   Winchester Hosp.
AAA(c)
   5.75         7/01/24      2,000       1,877,040

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
3

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995
MASSACHUSETTS SERIES
------------------------------------------------------------
--------------------

Moody's
                          Principal

Rating
 Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
   Rate         Date        (000)       (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
Mass. St. Hsg. Fin. Agcy. Rev.,
   Sngl. Fam. Mtge., Ser. 1985A
Aa
    9.50%      12/01/16   $    415     $   429,508
   Sngl. Fam. Mtge., Ser. 6
Aa
    8.10       12/01/14      1,755       1,896,699
Mass. St. Ind. Fin. Agcy. Rev.,
   Brooks Sch.
A
    5.95        7/01/23        640         632,211
   Cape Cod Hlth. Sys.
Aaa
    8.50       11/15/20      2,000       2,402,200
   Springfield College
Baa1
    5.625       9/15/10        900         829,152
Mass. St. Industrial Fin. Agcy. Rev. Phillips Academy
Aa1
    5.375       9/01/23      1,000         920,800
Mass. St. Indl. Fin. Agcy., Poll. Ctrl. Rev., Eastern
   Edison Co. Proj.
Baa2
    5.875       8/01/08      1,000         991,470
Mass. St. Port Auth. Rev.
Aa
    5.00        7/01/18      1,000         884,380
Mass. St. Mun. Wholesale Ele. Co. Pwr. Supply Sys. Rev.
Aaa
    5.00        7/01/14      1,500       1,349,175
Mass. St. Water Poll. Abatement Trust Water Poll. Rev.
Aa
    6.375       2/01/15      1,000       1,028,670
Palmer, Gen. Oblig., Ser. F, A.M.B.A.C.
Aaa
    7.30        3/01/10        500 (d)     565,295
Plymouth Cnty. Corr. Facs. Proj., Cert. of Part., Ser. A
A-(c)
    7.00        4/01/22        500         544,430
Puerto Rico Aqueduct & Swr. Auth. Rev., E.T.M.
Aaa
   10.25        7/01/09        400         562,432
Puerto Rico Comnwlth.,
   Gen. Oblig.
Baa1
    5.25        7/01/18      1,000         899,290
   Gen. Oblig., A.M.B.A.C.
Aaa
    7.00        7/01/10      1,000       1,160,650
   Gen. Oblig., F.S.A.
Aaa
    7.723       7/01/20      1,250 (e)   1,223,437
   Pub. Impvt. Ref.
Aaa
    7.00        7/01/10        250         290,163
Puerto Rico Elec. Pwr. Auth. Rev. Ser. S
Baa1
    7.00        7/01/06        450         507,632
Puerto Rico Ele. Pwr. Auth. Rev. (Formerly Puerto Rico
   Comnwlth. Water Res. Auth. Pwr. Rev.)
Baa1
    6.125       7/01/09        500         518,180
Virgin Islands Pub. Fin. Auth. Rev., Hwy. Trans. Trust
   Fund, Ser. A
NR
    7.25       10/01/18        400         421,984

                                       -----------
Total long-term investments (cost $48,941,217)
                                        52,775,980

                                       -----------

------------------------------------------------------------
--------------------
4                                             See Notes to
Financial Statements.

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995
MASSACHUSETTS SERIES
------------------------------------------------------------
--------------------

Moody's
                          Principal

Rating
 Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
   Rate         Date        (000)       (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
SHORT-TERM INVESTMENTS--8.2%
Mass. Comnwlth., Ded. Inc.Tax, F.R.D.D., Ser. 90B
VMIG1
    3.20%       9/01/95   $  2,900     $ 2,900,000
Mass. Ind. Fin. Agcy. Ind. Rev., Showa Womens Inst. Inc.,
   F.R.D.D.,
   Ser. 94
VMIG1
    3.40        9/01/95      1,000       1,000,000
Puerto Rico Comnwlth., Dev. Bank., F.R.W.D., Ser. 85
VMIG1
    3.20        9/06/95        700         700,000

                                       -----------
Total short-term investments (cost $4,600,000)
                                         4,600,000

                                       -----------
Total Investments--102.6%
(cost $53,541,217; Note 4)
                                        57,375,980
Other assets in excess of liabilities--(2.6)%
                                        (1,470,047)

                                       -----------
Net Assets--100%
                                       $55,905,933

                                       -----------

                                       -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance
    Corporation.
    B.I.G.--Bond Investors Guaranty Insurance Company.
    E.T.M.--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Association.
    F.H.A.--Federal Housing Administration.
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Association.

 (b) For purposes of amortized cost valuation, the maturity date of these securities are considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 (c) Standard & Poor's rating.
 (d) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
 (e) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information
contains a description
of
Moody's and Standard & Poor's ratings.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.
5

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Statement of Assets and Liabilities
MASSACHUSETTS SERIES
------------------------------------------------------------
--------------------

Assets
                                August 31, 1995
Investments, at value (cost
$53,541,217)................................................
 .................
 .....      $57,375,980
Interest
receivable..................................................
 .................
 ........................          684,875
Deferred expenses and other
assets......................................................
 .................
 .....            2,214

                                     -----------
   Total
assets......................................................
 .................
 ........................       58,063,069

                                     -----------
Liabilities
Bank
overdraft...................................................
 .................
 ............................          103,004
Payable for investments
purchased...................................................
 .................
 .........        1,951,233
Payable for Fund shares
reacquired..................................................
 .................
 .........           30,015
Dividends
payable.....................................................
 .................
 .......................           29,425
Due to
Manager.....................................................
 .................
 ..........................           21,155
Due to
Distributors................................................
 .................
 ..........................           14,341
Accrued
expenses....................................................
 .................
 .........................            6,363
Deferred trustees'
fees........................................................
 .................
 ..............            1,600

                                     -----------
   Total
liabilities.................................................
 .................
 ........................        2,157,136

                                     -----------
Net
Assets......................................................
 .................
 .............................      $55,905,933

                                     -----------

                                     -----------
Net assets were comprised of:
   Shares of beneficial interest, at
par.........................................................
 .............
$    48,077
   Paid-in capital in excess of
par.........................................................
 ..................
     52,152,628

                                     -----------

                                      52,200,705
   Accumulated net realized loss on
investments.................................................
 ..............
    (129,535)
   Net unrealized appreciation on
investments.................................................
 ................
     3,834,763

                                     -----------
Net assets, August 31,
1995........................................................
 .................
 ..........      $55,905,933

                                     -----------

                                     -----------
Class A:
   Net asset value and redemption price per share
      ($27,524,632 / 2,366,271 shares of beneficial interest
issued and
outstanding)..........................           $11.63
   Maximum sales charge (3% of offering
price)......................................................
 ..........
     .36

                                     -----------
   Maximum offering price to
public......................................................
 .................
 ....           $11.99

                                     -----------

                                     -----------
Class B:
   Net asset value, offering price and redemption price per
share
      ($28,366,921 / 2,440,169 shares of beneficial interest
issued and
outstanding)..........................           $11.62

                                     -----------

                                     -----------
Class C:
   Net asset value, offer price and redemption price per
share
      ($14,380 / 1,237 shares of beneficial interest issued
and
outstanding)..................................
$11.62

                                     -----------

                                     -----------

------------------------------------------------------------
--------------------
6                                             See Notes to
Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS SERIES
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31,
1995
                                               -------------
--
Income
   Interest.................................     $ 3,685,338
                                               -------------
--
Expenses
   Management fee, net of waiver of
      $18,492...............................         258,040
   Distribution fee--Class A................          15,837
   Distribution fee--Class B................         197,277
   Distribution fee--Class C................             104
   Custodian's fees and expenses............          85,000
   Transfer agent's fees and expenses.......          38,000
   Reports to shareholders..................          27,400
   Registration fees........................          20,500
   Audit fee................................          11,000
   Legal fees...............................          21,000
   Trustees' fees...........................           3,200
   Miscellaneous............................           8,867
                                               -------------
--
      Total expenses........................         686,225
      Less: custodian fee credit............
(3,722)
                                               -------------
--
      Net expenses..........................         682,503
                                               -------------
--
Net investment income.......................       3,002,835
                                               -------------
--
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................         327,609
   Financial futures contract
      transactions..........................
(20,626)
   Options purchased........................
(12,625)
                                               -------------
--
                                                     294,358
                                               -------------
--
Net change in unrealized appreciation on:
   Investments..............................         871,511
                                               -------------
--
Net gain on investments.....................       1,165,869
                                               -------------
--
Net Increase in Net Assets
Resulting from Operations...................     $ 4,168,704
                                               -------------
--
                                               -------------
--

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS SERIES
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                     Year Ended August
31,
in Net Assets                            1995           1994
                                       -------        ------
-
Operations
   Net investment income............  $ 3,002,835    $
3,240,965
   Net realized gain (loss) on
      investment transactions.......      294,358
(262,240)
   Net change in unrealized
      appreciation/depreciation of
      investments...................      871,511
(3,647,136)
                                      -----------    -------
----
   Net increase (decrease) in net
      assets resulting from
      operations....................    4,168,704
(668,411)
                                      -----------    -------
----
Dividends and distributions (Note 1):
   Dividends from net investment
      income
      Class A.......................     (884,881)
(144,412)
      Class B.......................   (2,117,251)
(3,096,493)
      Class C.......................         (703)
(60)
                                      -----------    -------
----
                                       (3,002,835)
(3,240,965)
                                      -----------    -------
----
   Distributions from net realized
      gains
      Class A.......................           --
(16,934)
      Class B.......................           --
(376,754)
                                      -----------    -------
----
                                               --
(393,688)
                                      -----------    -------
----
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares sold....    3,105,413
7,355,596
   Net asset value of shares issued
      in reinvestment of
      dividends.....................    1,755,219
2,173,313
   Cost of shares reacquired........   (7,833,814)
(10,958,113)
                                      -----------    -------
----
   Net decrease in net assets from
      Series share transactions.....   (2,973,182)
(1,429,204)
                                      -----------    -------
----
Total decrease......................   (1,807,313)
(5,732,268)
Net Assets
Beginning of year...................   57,713,246
63,445,514
                                      -----------    -------
----
End of year.........................  $55,905,933
$57,713,246
                                      -----------    -------
----
                                      -----------    -------
----

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
7

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements
MASSACHUSETTS SERIES
------------------------------------------------------------
--------------------
Prudential Municipal Series Fund (the ``Fund'') is
registered under the
Investment Company Act of 1940, as an open-end investment
company. The Fund was
organized as a Massachusetts business trust on May 18, 1984
and consists of
seventeen series. The monies of each series are invested in
separate,
independently managed portfolios. The Massachusetts Series
(the ``Series'')
commenced investment operations in September, 1984. The
Series is diversified
and seeks to achieve its investment objective of obtaining
the maximum amount
of
income exempt from federal and applicable state income taxes with the minimum
of
risk by investing in ``investment grade'' tax-exempt
securities whose ratings
are within the four highest ratings categories by a
nationally recognized
statistical rating organization or, if not rated, are of
comparable quality. The
ability of the issuers of the securities held by the Series
to meet their
obligations may be affected by economic developments in a
specific state,
industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting
policies followed by the
Fund, and the Series, in the preparation of its financial
statements.
Securities Valuations: The Fund values municipal securities
(including
commitments to purchase such securities on a ``when-issued''
basis) on the basis
of prices provided by a pricing service which uses
information with respect to
transactions in bonds, quotations from bond dealers, market
transactions in
comparable securities and various relationships between
securities in
determining values. If market quotations are not readily
available from such
pricing service, a security is valued at its fair value as
determined under
procedures established by the Trustees.
Short-term securities which mature in more than 60 days are
valued at current
market quotations. Short-term securities which mature in 60
days or less are
valued at amortized cost which approximates market value. All securities are valued as of 4:15 P.M., New York time. Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt
securities at a set
price for delivery on a future date. Upon entering into a
financial futures
contract, the Series is required to pledge to the broker an
amount of cash
and/or other assets equal to a certain percentage of the
contract amount. This
amount is known as the ``initial margin''. Subsequent
payments, known as
``variation margin'', are made or received by the Series
each day, depending on
the daily fluctuations in the value of the underlying
security. Such variation
margin is recorded for financial statement purposes on a
daily basis as
unrealized gain or loss. The Series invests in financial
futures contracts
solely for the purpose of hedging its existing portfolio
securities or
securities the Series intends to purchase against
fluctuations in value caused
by changes in prevailing market interest rates. Should
interest rates move
unexpectedly, the Series may not achieve the anticipated
benefits of the
financial futures contracts and may realize a loss. The use
of futures
transactions involves the risk of imperfect correlation in
movements in the
price of futures contracts, interest rates and the
underlying hedged assets.
Option Writing: When the Fund writes an option, an amount
equal to the premium
received by the Fund is recorded as a liability and is
subsequently adjusted to
the current market value of the option written. Premiums
received from writing
options which expire unexercised are treated by the Fund on
the expiration date
as realized gains from securities or currencies based upon
the type of option
written. The difference between the premium and the amount
paid on effecting a
closing purchase transaction, including brokerage
commissions, is also treated
as a realized gain, or if the premium received is less than
the amount paid for
the closing purchase transaction, as a realized loss. If a
call option is
exercised, the premium is added to the proceeds from the
sale of the underlying
security or currency in determining whether the Fund has
realized a gain or
loss. If a put option is exercised, the premium reduces the
cost basis of the
securities or currencies purchased by the Fund. The Fund as
writer of an option
may have no control over whether the underlying securities
may be sold (call)
or
purchased (put) and as a result bears the market risk of an
unfavorable change
in the price of the security underlying the written option.
There were no
written options outstanding at August 31, 1995.
Securities Transactions and Investment Income: Securities
transactions are
recorded on the trade date. Realized gains and losses on
sales of securities are
calculated on the identified cost basis. Interest income is
recorded on the
accrual basis. The Series amortizes premiums and original
issue discount paid
on
purchases of portfolio securities as adjustments to interest income.
Net investment income (other than distribution fees) and
unrealized and realized
gains or losses are allocated daily to each class of shares
based upon the
relative proportion of net assets of each class at the
beginning of the day.
Federal Income Taxes: For federal income tax purposes, each
series in the Fund
is treated as a separate taxpaying entity. It is the intent
of the Series to
continue to meet the requirements of the Internal Revenue
Code
------------------------------------------------------------
--------------------
8

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements
MASSACHUSETTS SERIES
------------------------------------------------------------
--------------------
applicable to regulated investment companies and to
distribute all of its net
income to shareholders. For this reason and because
substantially all of the
Series' gross income consists of tax-exempt interest, no
federal income tax
provision is required.
Dividends and Distributions: The Series declares daily
dividends from net
investment income. Payment of dividends is made monthly.
Distributions of net
capital gains, if any, are made annually.
Income distributions and capital gain distributions are
determined in accordance
with income tax regulations which may differ from generally
accepted accounting
principles. These differences are primarily due to differing treatments for
short-term capital gains and market discount.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual
Fund Management, Inc.
(``PMF''). Pursuant to this agreement, PMF has
responsibility for all investment
advisory services and supervises the subadviser's
performance of such services.
PMF has entered into a subadvisory agreement with The
Prudential Investment
Corporation (``PIC''). PIC furnishes investment advisory
services in connection
with the management of the Fund. PMF pays for the cost of
the subadviser's
services, the compensation of officers of the Fund,
occupancy and certain
clerical and bookkeeping costs of the Fund. The Fund bears
all other costs and
expenses.
The management fee paid PMF is computed daily and payable
monthly, at an annual
rate of .50 of 1% of the average daily net assets of the
Series. Effective
January 1, 1995, PMF has agreed to waive a portion (.05 of
1% of the Series'
average daily net assets) of its management fee, which
amounted to $18,492
($0.003 per share; .03% of average net assets). The Series
is not required to
reimburse PMF for such waiver.
The Fund has distribution agreements with Prudential Mutual
Fund Distributors,
Inc. (``PMFD''), which acts as the distributor of the Class
A shares of the
Fund, and with Prudential Securities Incorporated (``PSI''), which acts as
distributor of the Class B and Class C shares of the Fund
(collectively the
``Distributors''). The Fund compensates the Distributors for distributing and
servicing the Fund's Class A, Class B and Class C shares,
pursuant to plans of
distribution, (the ``Class A, B and C Plans'') regardless of expenses actually
incurred by them. The distribution fees are accrued daily
and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors
for distribution-related activities at an annual rate of up
to .30 of 1%, .50
of
1% and 1%, of the average daily net assets of the Class A, B and C shares,
respectively. Such expenses under the Plans were .10 of 1%,
 .50 of 1% and .75
of
1% of the average daily net assets of the Class A, B and C
shares, respectively,
for the year ended August 31, 1995.
PMFD has advised the Series that it has received
approximately $6,800 in
front-end sales charges resulting from sales of Class A
shares during the year
ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and
Pruco Securities Corporation, affiliated broker-dealers,
which in turn paid
commissions to salespersons and incurred other distribution
costs.
PSI has advised the Series that for the year ended August
31, 1995, it received
approximately $69,000 in contingent deferred sales charges
imposed upon certain
redemptions by Class B shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC
are indirect,
wholly-owned subsidiaries of The Prudential Insurance
Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-
owned subsidiary of
PMF, serves as the Fund's transfer agent and during the year ended August 31,
1995, the Series incurred fees of approximately $24,500 for
the services of
PMFS. As of August 31, 1995, approximately $2,200 of such
fees were due to PMFS.
Transfer agent fees and expenses in the statement of
operations include certain
out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series,
excluding short-term
investments, for the year ended August 31, 1995, were
$19,262,334 and
$23,901,769, respectively.
The cost basis of investments for federal income tax
purposes, at August 31,
1995, was $53,650,045 and, accordingly, net unrealized
appreciation of
investments, including short-term investments for federal
income tax purposes
was $3,725,935 (gross unrealized appreciation--$3,855,820,
gross unrealized
depreciation--$129,885).
------------------------------------------------------------
--------------------

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements
MASSACHUSETTS SERIES
------------------------------------------------------------
--------------------
The Fund will elect to treat net capital losses of
approximately $975,100
incurred in the ten month period ended August 31, 1995 as
having been incurred
in the following fiscal year.
------------------------------------------------------------
Note 5. Capital
The Series currently offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
Transactions in shares of beneficial interest were as follows:

Class A                                 Shares
Amount
------------------------------------  ----------    --------
----
Year ended August 31, 1995:
Shares sold.........................      32,229    $
365,268
Shares issued in reinvestment of
  dividends.........................      44,959
516,523
Shares reacquired...................    (153,318)
(1,754,945)
                                      ----------    --------
----
Net decrease in shares outstanding
  before conversion.................     (76,130)
(873,154)
Shares issued upon conversion from
  Class B...........................   2,240,731
25,201,555
                                      ----------    --------
----
Net increase in shares
  outstanding.......................   2,164,601    $
24,328,401
                                      ----------    --------
----
                                      ----------    --------
----
Year ended August 31, 1994:
Shares sold.........................      79,658    $
955,193
Shares issued in reinvestment of
  dividends and distributions.......       7,338
86,177
Shares reacquired...................     (76,352)
(888,834)
                                      ----------    --------
----
Net increase in shares
  outstanding.......................      10,644    $
152,536
                                      ----------    --------
----
                                      ----------    --------
----

Class B                                 Shares
Amount
------------------------------------  ----------    --------
----
Year ended August 31, 1995:
Shares sold.........................     241,751    $
2,725,137
Shares issued in reinvestment of
  dividends.........................     111,056
1,237,961
Shares reacquired...................    (546,923)
(6,076,741)
                                      ----------    --------
----
Net decrease in shares outstanding
  before conversion.................    (194,116)
(2,113,643)
Shares reacquired upon conversion
  into Class A......................  (2,242,679)
(25,201,555)
                                      ----------    --------
----
Net decrease in shares
  outstanding.......................  (2,436,795)
$(27,315,198)
                                      ----------    --------
----
                                      ----------    --------
----
Year ended August 31, 1994:
Shares sold.........................     533,589    $
6,293,496
Shares issued in reinvestment of
  dividends and distributions.......     177,548
2,087,119
Shares reacquired...................    (857,454)
(9,963,041)
                                      ----------    --------
----
Net decrease in shares
  outstanding.......................    (146,317)   $
(1,582,426)
                                      ----------    --------
----
                                      ----------    --------
----

Class C
------------------------------------
Year ended August 31, 1995:
Shares sold.........................       1,340    $
15,008
Shares issued in reinvestment of
  dividends.........................          65
735
Shares reacquired...................        (187)
(2,128)
                                      ----------    --------
----
Net increase in shares
  outstanding.......................       1,218    $
13,615
                                      ----------    --------
----
                                      ----------    --------
----
August 1, 1994* through August 31,
  1994:
Shares sold.........................       9,403    $
106,907
Shares issued in reinvestment of
  dividends.........................           1
17
Shares reacquired...................      (9,385)
(106,238)
                                      ----------    --------
----
Net increase in shares
  outstanding.......................          19    $
686
                                      ----------    --------
----
                                      ----------    --------
----
---------------
* Commencement of offering of Class C shares.

------------------------------------------------------------
--------------------
10

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights
MASSACHUSETTS SERIES
------------------------------------------------------------
--------------------

Class
A

---------------------------------------------------

Year Ended
August 31,

---------------------------------------------------
                                                     1995
1994       1993
     1992       1991
                                                    -------
------
------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..............    $ 11.37
$12.17
$11.50     $10.94     $10.44
                                                    -------
------
------     ------     ------
Income from investment operations
Net investment income...........................
 .65(a)     .67
 .68        .69        .70
Net realized and unrealized gain (loss) on
   investment transactions......................        .26
(.73)
 .67        .56        .50
                                                    -------
------
------     ------     ------
   Total from investment operations.............        .91
(.06)
1.35       1.25       1.20
                                                    -------
------
------     ------     ------
Less distributions
Dividends from net investment income............       (.65)
(.67)
(.68)      (.69)      (.70)
Distributions from net realized gains...........         --
(.07)
--         --         --
                                                    -------
------
------     ------     ------
   Total distributions..........................       (.65)
(.74)
(.68)      (.69)      (.70)
                                                    -------
------
------     ------     ------
Net asset value, end of year....................    $ 11.63
$11.37
$12.17     $11.50     $10.94
                                                    -------
------
------     ------     ------
                                                    -------
------
------     ------     ------
TOTAL RETURN(b):................................       8.33%
(.58)%
12.10%     11.76%     11.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...................    $27,525
$2,293
$2,325     $  903     $  665
Average net assets (000)........................    $15,837
$2,578
$1,336     $  770     $  344
Ratios to average net assets:
   Expenses, including distribution fees........
 .97%(a)    .87%
 .95%       .99%      1.05%
   Expenses, excluding distribution fees........
 .87%(a)    .77%
 .85%       .89%       .95%
   Net investment income........................
5.59%(a)   5.60%
5.79%      6.14%      6.53%
Portfolio turnover rate.........................         36%
33%
56%        32%        34%

---------------
 (a) Net of management fee waiver.
 (b) Total return does not consider the effects of sales
loads. Total return is
calculated assuming a purchase of shares on the
     first day and a sale on the last day of each period
reported and includes
reinvestment of dividends and distributions.

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
11

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights
MASSACHUSETTS SERIES
------------------------------------------------------------
--------------------

                                  Class C

                                 ----------

Class B                             Year Ended

-------------------------------------------------------
August 31,
                                                     1995
1994
1993        1992        1991          1995
                                                    -------
-------
-------     -------     -------      ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............    $ 11.36
$ 12.17     $
11.49     $ 10.94     $ 10.44       $11.36
                                                    -------
-------
-------     -------     -------      -------
Income from investment operations
Net investment income...........................
 .60(a)      .61
 .63         .64         .65          .57(a)
Net realized and unrealized gain (loss) on
   investment transactions......................        .26
(.74)
 .68         .55         .50          .26
                                                    -------
-------
-------     -------     -------      -------
   Total from investment operations.............        .86
(.13)
1.31        1.19        1.15          .83
                                                    -------
-------
-------     -------     -------      -------
Less distributions
Dividends from net investment income............       (.60)
(.61)
(.63)       (.64)       (.65)        (.57)
Distributions from net realized gains...........         --
(.07)
  --          --          --           --
                                                    -------
-------
-------     -------     -------      -------
   Total distributions..........................       (.60)
(.68)
(.63)       (.64)       (.65)        (.57)
                                                    -------
-------
-------     -------     -------      -------
Net asset value, end of period..................    $ 11.62
$ 11.36     $
12.17     $ 11.49     $ 10.94       $11.62
                                                    -------
-------
-------     -------     -------      -------
                                                    -------
-------
-------     -------     -------      -------
TOTAL RETURN(b):................................       7.90%
(1.15)%
11.77%      11.23%      11.38%        7.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................    $28,367
$55,420
$61,121     $53,449     $49,641       $   14
Average net assets (000)........................    $39,455
$59,544
$55,965     $50,607     $49,083       $   14
Ratios to average net assets:
   Expenses, including distribution fees........
1.34%(a)    1.27%
1.35%       1.39%       1.45%        1.60%(a)
   Expenses, excluding distribution fees........
 .84%(a)     .77%
 .85%        .89%        .95%         .85%(a)
   Net investment income........................
5.37%(a)    5.20%
5.39%       5.74%       6.13%        5.07%(a)
Portfolio turnover rate.........................         36%
33%
  56%         32%         34%          36%

                                                  August 1,
                                                   1994(d)
                                                   through
                                                  August 31,
                                                     1994
                                                     -----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............    $11.41
                                                     -----

Income from investment operations
Net investment income...........................       .04
Net realized and unrealized gain (loss) on
   investment transactions......................     (.05)
                                                     -----

   Total from investment operations.............     (.01)
                                                     -----

Less distributions
Dividends from net investment income............     (.04)
Distributions from net realized gains...........        --
                                                     -----

   Total distributions..........................     (.04)
                                                     -----

Net asset value, end of period..................    $11.36
                                                     -----
                                                     -----

TOTAL RETURN(b):................................    (0.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................    $
216(e)
Average net assets (000)........................    $
15(e)
Ratios to average net assets:
   Expenses, including distribution fees........
1.57%(c)
   Expenses, excluding distribution fees........
 .82%(c)
   Net investment income........................
5.06%(c)
Portfolio turnover rate.........................        33%

---------------
 (a) Net of management fee waiver.
 (b) Total return does not consider the effects of sales
loads. Total return is
calculated assuming a purchase of shares on the
     first day and a sale on the last day of each period
reported and includes
reinvestment of dividends and distributions.
     Total returns for periods of less than a full year are
not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C shares.
 (e) Amounts are actual and not rounded to the nearest
thousand.

------------------------------------------------------------
--------------------
12                                            See Notes to
Financial Statements.

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Independent Auditors' Report
MASSACHUSETTS SERIES
------------------------------------------------------------
--------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Massachusetts Series
We have audited the accompanying statement of assets and
liabilities, including
the portfolio of investments, of Prudential Municipal Series
Fund, Massachusetts
Series, as of August 31, 1995, the related statements of
operations for the year
then ended and of changes in net assets for each of the two
years in the period
then ended, and the financial highlights for each of the
five years in the
period then ended. These financial statements and financial
highlights are the
responsibility of the Fund's management. Our responsibility
is to express an
opinion on these financial statements and financial
highlights based on our
audits.
We conducted our audits in accordance with generally
accepted auditing
standards. Those standards require that we plan and perform
the audit to obtain
reasonable assurance about whether the financial statements
and financial
highlights are free of material misstatement. An audit
includes examining, on
a
test basis, evidence supporting the amounts and disclosures
in the financial
statements. Our procedures included confirmation of the
securities owned as of
August 31, 1995 by correspondence with the custodian and
brokers; where replies
were not received from brokers, we performed other auditing
procedures. An audit
also includes assessing the accounting principles used and
significant estimates
made by management, as well as evaluating the overall
financial statement
presentation. We believe that our audits provide a
reasonable basis for our
opinion.
In our opinion, such financial statements and financial
highlights present
fairly, in all material respects, the financial position of
Prudential Municipal
Series Fund, Massachusetts Series, as of August 31, 1995,
the results of its
operations, the changes in its net assets, and its financial highlights for the
respective stated periods in conformity with generally
accepted accounting
principles.
DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995
                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Federal Income Tax Information
MASSACHUSETTS SERIES
------------------------------------------------------------
--------------------
We are required by the Internal Revenue Code to advise you
within 60 days of the
Series' fiscal year end (August 31, 1995) as to the federal
tax status of
dividends paid by the Series during such fiscal year.
Accordingly, we are
advising you that in the fiscal year ended August 31, 1995,
dividends paid from
net investment income of $.65 per Class A share, $.60 per
Class B share, and
$.57 per Class C share were all federally tax-exempt
interest dividends.
In January 1996, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV
as to the federal tax status of the distributions received
by you in calendar
year 1995.
------------------------------------------------------------
--------------------

Getting The Most From Your Prudential Mutual Fund
Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand.
So when most people
run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment.
Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past performance is not indicative of future results.

Portfolio
Manager's Report

The portfolio manager who invests your money for you reports on successful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio managers favors and any changes that are on the drawing board.

Portfolio Of
Investments
This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets
And Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period.
It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you and thus is not a realized loss. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of
Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes
In Net Assets
This schedule shows how income and expenses translate into changes in net assets, compared to last year's performance. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial
Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential Mutual
Funds prices securities. The Notes also explain who manages and distributes the
Fund's shares, and more importantly, how much they are paid for doing so.
Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent
Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information we've presented is fair and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance
Comparison
These charts are included in the annual report and are required by the
Securities Exchange Commission. Performance is presented here as a hypothetical
$10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Getting The Most From Your Prudential Mutual Fund
When you invest through Prudential Mutual Funds, you receive financial advice
through a Prudential Securities financial advisor or
Prudential/Pruco
Securities registered representative. Your advisor or
representative can
provide you with the following services.
------------------------------------------------------------
-------------------
There's No Reward Without Risk; But Is This Risk Worth It? Your financial adviser or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to
gauge -- sometimes even the simplest investments bear
surprising risks. The
educated investor knows that markets seldom move in just one direction -- there
are times when a market sector or asset class will lose
value or provide little
in the way of total return. Managing your own expectations
is easier with help
from someone who understands the markets and who knows you!
------------------------------------------------------------
-------------------
Keeping Up With The Joneses.
A financial adviser or registered representative can help
you wade through the
numerous mutual funds available to find the ones that fit
your own individual
investment profile and risk tolerance. While the newspapers
and popular
magazines are full of advice about investing, they are aimed at generic groups
of people or representative individuals, not at you
personally. Your financial
advisor or registered representative will review your
investment objectives
with you. This means you can make financial decisions based
on the assets and
liabilities in your current portfolio and your risk
tolerance -- not just
based on the current investment fad.
------------------------------------------------------------
-------------------
Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial adviser or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Prudential Municipal Series Fund: Massachusetts Series
Lehman Bros. General Municipal Debt Index

The Prudential Municipal Series Fund: Massachusetts Series and the Lehman Bros. Index: Comparing a $10,000 Investment.

Class A

(GRAPH)


Class B

(GRAPH)



Class C

(GRAPH)


Past performance is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, will be worth more or less than their original cost. The charts on the right are designed to give you an idea how much the Series' returns can fluctuate from year to year by measuring the best and worst years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Municipal Series Fund:
Massachusetts Series (Class A, Class B and Class C) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the commencement of operations of the Class A and C shares and 10 years for Class B shares, and subsequent account values at the end of the most recent reporting period (August 31), as measured on a quarterly basis, beginning in 1990 for Class A shares, 1985 for Class B shares and 1994 for
Class C shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in
Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on August 31, 1995; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graph. The graph and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees.

* Without waivers and expense subsidies the value of the $10,000 investment in the Series and the Series' average annual total return, as illustrated above, would have been lower, as indicated in parentheses ( ).

The Index is a weighted index comprised of 21,000 municipal bonds (General obligation bonds, revenue bonds, insured bonds and prerefunded bonds) selected by Lehman Brothers as representative of the long-term investment grade municipal bond market. It is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the transaction costs and advisory fees paid by the Series' investors. The Index's holdings differ from the Series' portfolio. The Index is not the only one that may be used to characterize performance of bond funds and other indices may portray different comparative performance.

Prudential Mutual Funds
One Seaport Plaza
New York, NY  10292
Toll Free (800) 225-1852

(LOGO)


Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy Hays Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary
Ronald Amblard, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Mutual Fund Distributors, Inc.
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435M665            MF119E
74435M663            Cat. #642984M
74435M564

(ICON)

Prudential
Municipal
Series Fund

Massachusetts
Money Market Series

Annual Report
Aug. 31, 1995

(LOGO)

Prudential Municipal Series Fund
Massachusetts Money Market Series

Performance At A Glance.

Over the past 12 months, Massachusetts' economy continued a modest recovery and its credit rating as of August 31, 1995, was A1 according to Moody's
Investors Service. The Prudential Municipal Series Fund:
Massachusetts Money
Market Series' 7-day current yield on August 31, 1995 was
3.30%(D) compared to
3.38% six months ago.


Fund Facts
As of 8/31/95
                  7-Day       Net Asset  Taxable Equivalent
Yield*     Weighted
        Total
               Current Yld.     Value     @31%     @36%
@39.6%     Avg. Mat.
   Assets (mil.)
MA Money
Market Fund       3.30%D        $1.00     5.43%    5.86%
6.21%      46 Days
         $57
IBC/Donoghue
MA Tax-exempt     3.17           1.00     5.22     5.63
5.96       56 Days
         N/A
Fund Average **

Note: Yields will fluctuate from time to time and past performance is no guarantee of future results. An investment in the Series is neither insured nor guaranteed by the U.S. government and there can be no assurance that the
Series will be able to maintain a stable net asset value.
* Some investors may be subject to the federal alternative minimum tax.
** This is the average 7-day current yield, NAV and WAM of 11 funds in the
International Business Communications/Donoghue Massachusetts tax-exempt money market fund category as of August 31, 1995.
(D)The indicated yield is lower than that which was originally reported due to subsequent adjustments of expense accruals.

How Investments Compared.
(As of 8/31/95)

(GRAPH)


Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different
-- we provide
12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk.
The greater the
risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes a good deal) and their returns are historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Tax-Exempt Money Market Funds attempt to preserve a constant share value and provide tax-free income; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

*19 years for General Muni Debt Funds.

17 years for Tax-Free Money Market Funds.

Colleen Meehan, Fund Manager

Portfolio
Manager's Report

Prudential Municipal Series Fund: Massachusetts Money Market Series seeks the highest current income that is exempt from federal and Massachusetts income taxes, consistent with liquidity, the preservation of capital, and maintenance of a stable net asset value of $1 per share. The Series invests in a portfolio of short-term debt securities and obligations of Massachusetts state, its municipalities, local governments and other qualifying issuers. There is no assurance that the Series' investment objective will be achieved.

Strategy Session.
The Massachusetts Money Market Series has followed a conservative, quality oriented investment strategy. We take a critical look not only at a security's current credit rating but the issuer as well. This includes examining the security's "linkage" between state and municipal governments. The accounting mechanisms between state and local municipalities can be an important factor in weighing the true value of a security. In some states taxes collected by the municipality are passed on to the state, which actually controls the revenues.

Lessons Learned From Orange County.
December's bankruptcy filing by California's Orange County after it suffered
$1.7 billion in investment losses surprised the municipal securities markets.
The sudden collapse of one of America's richest counties and highly rated bond issuers underscored the importance of quality credit research and diversification.

The Massachusetts Money Market Series invests across a broad spectrum of issues to lessen risk. We held approximately 44 securities representing 24 issuers from across the state. As of August 31, 1995, 78% of the portfolio was credit-enhanced by insurance, a letter of credit from a major money center bank, or prerefunded with U.S. governments that are held in escrow. We should note that our credit research team also scrutinizes the issuers of credit enhancements for their quality and strength.

Interest Rates Trend Lower

(GRAPH)

Federal Funds Rate vs. One-Year Bond Buyer Index

Source:  Bloomberg & the Bond Buyer. The One-Year Bond Buyer
Index is an
average of one-year, tax-exempt notes of 10 issuers calculated by the Bond
Buyer weekly on Wednesdays.

State Of The State.

Recovery Remains On Track.
The Massachusetts economy continues a gradual recovery. The state's credit rating as of August 31, 1995 was A1, according to Moody's.

Some highlights--

- Employment gains have been recorded in the business service sector (computer software and personnel supply services), and in construction. The turnaround has also apparently stopped the migration of residents out of state that began during the recessionary years of the early 1990s.

- State finances appear to have stabilized and the government is spending conservatively, which should bode well for the state's credit rating. The state does face a substantial debt burden, along with heavy pension, education and transit costs, which may affect the state's ability to deal with future economic challenges.

Looking Ahead.
Going forward, we believe that yields for tax-free money market funds will decline, following the taxable short-term interest rate cut engineered by the
Federal Reserve. The central bank's next move may be to cut taxable rates again, but we don't know for sure by how much or when. We have and will continue to structure the Series' portfolio to produce a competitive yield while maintaining our ability to respond to changing markets and continuing credit quality.

A WordAbout Quality.
Your Series typically will purchase securities with maturities of one year or less that are rated Aaa, Aa; Notes: MIG-1, MIG-2, P-1 or P-2 by Moody's
Investors Service, or AAA, AA; Notes: SP-1, SP-1+, A-1 or A-
2 by Standard &
Poor's or, if not rated, deemed to be of comparable quality by the Fund's investment adviser. Although there is never a guarantee that the share price of the Massachusetts Money Market Series will stay at $1, we at Prudential emphasize a conservative, quality-oriented investment approach.

President's Letter
October 11, 1995

(PICTURE)

Dear Shareholder:
We hope you like the fresh look and information we've given
your shareholder
letter. We've also introduced another feature, called
Getting the Most Out
of Your Prudential Mutual Fund, which will appear from time
to time at the
back of your report. Look for topics like "Understanding
Risk & Reward" as
well as easy-to-understand explanations of financial terms.
Why are we
providing such information? Because at Prudential Mutual
Funds, we believe
an informed investor makes smart investment decisions.
------------------------------------------------------------
-------------------
On the Hill
As an informed investor, you should know about the "American
Dream Savings
Account" that is part of the federal budget package now under debate in the
Senate. It is a type of Individual Retirement Account that offers a common-sense approach to long-term saving. Investors should like it because --

  - You can withdraw funds -- without penalty -- to pay for certain expenses like buying a first home, medical care or educational needs;

  - All account earnings would accumulate tax-free, not merely tax-deferred like the current IRA;

  - You can make contributions past age 70 1/2, instead of having to take distributions as the current law requires.

Of course, the federal budget process is never easy and
while we hope this
measure is adopted, there's no way of knowing if it will be.
So why not let
your Senator and/or Representative know your opinion today?
Simply call
202-224-3121.
------------------------------------------------------------
-------------------
In Closing
One final note: if you're a Class B shareholder of other
Prudential Mutual
Funds, you'll begin noticing a change on your statements once you've held your shares for seven years. At that time, they will automatically begin to convert to Class A shares on a quarterly basis. Since Class A shares carry lower annual distribution charges than Class B shares, your total returns will be higher after the conversion than they would have been without it. Conversions started earlier this year and will take place during each calendar quarter -- December,
March, June and September. It's our way of thanking you for your loyalty -- and rewarding you for maintaining a long-term investment program by helping you earn more total investment return on your Prudential Mutual Fund. I hope you'll find this information useful as you work with your financial advisor or registered representative to develop your personal investment plan.

Thank you for choosing Prudential Mutual Funds for your mutual fund investment.

Sincerely,

Richard A. Redeker
President

Portfolio of Investments as of                PRUDENTIAL
MUNICIPAL SERIES FUND
August 31, 1995                               MASSACHUSETTS
MONEY MARKET SERIES
------------------------------------------------------------
-------------------

Moody's
                          Principal

Rating
 Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
   Rate         Date        (000)       (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
SHORT-TERM INVESTMENTS--102.4%
------------------------------------------------------------
-----------------
-------------------------------------------------
Boston Wtr. & Swr. Comn.,
   Ser. 85A, F.R.W.D.
VMIG1
   3.40%        9/06/95    $   400     $   400,000
   Ser. 94A, F.R.W.D.
VMIG1
   3.45         9/07/95      2,400       2,400,000
Dist. of Columbia, Gen. Oblig., Ser. 92A-3, F.R.D.D.
VMIG1
   3.70         9/01/95        600         600,000
Greenfield Mass. Unlimited Tax Gen. Oblig., Ser. 91
Aaa
   8.00        10/15/95        725         727,578
Gulf Coast Ind. Dev. Auth., Citgo Petroleum, Ser. 95,
   F.R.D.D.
VMIG1
   3.70         9/01/95        400         400,000
Holyoke Poll. Ctrl. Rev., Ser. 88, F.R.W.D.
A-1+*
   3.40         9/06/95        700         700,000
Jackson County Miss. Ind. Swg. Facs. Rev., Chevron Inc.
   Project, Ser. 94, F.R.D>D.
P1
   3.65         9/01/95      2,200       2,200,000
Marlborough Mass., B.A.N
NR
   3.75         2/29/96      2,000       2,002,336
Mass. Bay Trans. Auth.,
   Ser. A, T.E.C.P.
P1
   3.75         9/15/95      1,500       1,500,000
   Ser. B, Notes
MIG2
   5.00         9/08/95        250         250,050
   Ser. C, T.E.C.P.
A-1+*
   3.85        10/13/95      1,000       1,000,000
   Ser. 84A, S.E.M.O.T.
VMIG1
   3.75         3/01/96      1,000       1,000,000
Mass. Comnwlth., Ded. Inc.Tax, Ser., 90B, F.R.D.D.
VMIG1
   3.20         9/01/95      1,350       1,350,000
Mass. Edl. Loan & Auth., Ser. 95A, F.R.W.D.
NR
   3.15         9/06/95      1,500       1,500,000
Mass. Hlth. & Edl. Facs. Auth. Rev.,
   Boston Univ. Ser. 85H, T.E.C.P.
VMIG1
   3.70         9/07/95      2,000       2,000,000
   Cap. Asset Prog., Ser. D, F.R.W.D.
VMIG1
   3.35         9/06/95      2,000       2,000,000
   Cap. Asset Prog., Ser. 85B, F.R.D.D.
VMIG1
   3.35         9/01/95        500         500,000
   Cap. Asset Prog., Ser. 85C, F.R.D.D.
VMIG1
   3.35         9/01/95      1,500       1,500,000
   Harvard Univ., Ser. 85
Aaa
   8.75        12/01/95      1,000(d)    1,013,003
   Harvard Univ., Ser. 89L, T.E.C.P.
VMIG1
   3.50        10/20/95      1,000       1,000,000
Mass. Hsg. Fin. Agcy. Rev.,
   Ser. 94A, F.R.W.D.
NR
   3.65         9/07/95      1,000       1,000,000
   Sngl. Fam. Hsg. Rev. Bds., Ser. 5, Q.T.R.O.T.
Aaa
   3.80        12/01/95        975         975,000
   Sngl. Fam. Hsg. Rev. Bds., F.R.W.D.
NR
   3.65         9/07/95        960         960,000
Mass. Ind. Fin. Agcy. Ind. Rev.,
   Riverdale Mills, Ser. 95, F.R.W.D.
NR
   3.70         9/07/95      1,500       1,500,000
   New England Deaconess Proj., Ser. 93B, F.R.W.D.
VMIG1
   3.15         9/06/95        300         300,000
   New England Pwr. Co., Ser. 93A, T.E.C.P.
VMIG1
   3.80        12/06/95      2,200       2,200,000
   Ocean Spray Cranberry, A.O.T.
NR
   4.30        10/15/95      1,700       1,700,000
   Showa Womens Inst. Inc., Ser. 94, F.R.D.D.
VMIG1
   3.40         9/01/95      4,350       4,350,000
   United Med. Corp., Ser. 92 F.R.W.D.
P1
   3.55         9/06/95        800         800,000
Mass. Ind. Fin. Agcy. Res. Rec. Rev., Ogden Haverhill
   Proj., Ser. 92A, F.R.W.D.
VMIG1
   3.25         9/06/95      1,000       1,000,000

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
3

Portfolio of Investments as of                PRUDENTIAL
MUNICIPAL SERIES FUND
August 31, 1995                               MASSACHUSETTS
MONEY MARKET SERIES
------------------------------------------------------------
-------------------

Moody's
                          Principal

Rating
 Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
   Rate         Date        (000)       (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
Mass. Mun. Whsl. Elec. Co., Pwr. Supply Sys. Rev., Ser.
   94C, F.R.W.D.
VMIG1
   3.50%        9/06/95    $ 1,500     $ 1,500,000
Mass. Port Auth. Rev., Multi Modal, Ser. 95B, F.R.D.D.
VMIG1
   3.35         9/01/95      3,300       3,300,000
Mass. Wtr. Res. Auth., T.E.C.P.
P1
   3.55         9/27/95      1,100       1,100,000
Mass. Wtr. Res. Auth., T.E.C.P.
P1
   3.60        10/27/95      1,000       1,000,000
Peabody Mass., Ser. 95
Aa1
   5.40         7/15/96        650         659,156
Puerto Rico Comnwlth.,
   Gov't Dev. Bank., Ser. 95, T.E.C.P.
A-1+*
   4.10         9/08/95      1,000       1,000,000
   Gov't Dev. Bank., Ser. 95, T.E.C.P.
A-1+*
   3.60         9/11/95      1,000       1,000,000
   Gov't Dev. Bank., Ser. 95, T.E.C.P.
A-1+*
   3.50        10/05/95      1,000       1,000,000
Puerto Rico Ind. Med. & Environ. Facs.,
   Inter Amer. Proj., Ser. 88, T.E.C.P.
VMIG1
   3.65        10/06/95        300         300,000
   Reynolds Metal Co. Proj., Ser. 83A, A.O.T.
P1
   3.75         9/01/96      2,000       1,995,140
   Schering-Plough Corp., Ser. 83A, A.O.T.
Aa3
   4.35        12/01/95      2,000       1,998,070
Puerto Rico Public Bldgs. Auth. Rev., Ser. 34, F.R.W.D.
A-1+*
   3.60         9/07/95      1,000       1,000,000
Revere Hsg. Auth., Multifamily Mtge. Rev., Waters Edge
   Proj., Ser. 91C, F.R.W.D.
A-1*
   3.90         9/01/95      1,990       1,990,000
St. Lucie Co., Ser. 93, T.E.C.P.
VMIG1
   3.65        10/30/95      1,500       1,500,000

                                       -----------
Total Investments--102.4%
(amortized cost-$58,170,333(c))
                                        58,170,333
Liabilities in excess of other assets--(2.4)%
                                        (1,348,520)

                                       -----------
Net Assets--100%
                                       $56,821,813

                                       -----------

                                       -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.O.T.--Annual Optional Tender
    B.A.N.--Bond Anticipation Note.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b)
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b)
    Q.T.R.O.T.--Quarterly Tax & Reserve Optional Tender
    S.E.M.O.T.--Semi-Monthly Tender Offer
    T.E.C.P.--Tax-Exempt Commercial Paper

(b) For purposes of amortized cost valuation, the maturity date of Floating
    Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(c) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(d) Prerefunded issues are secured by escrowed cash and/or direct U.S.
    guaranteed obligations.
  * Standard & Poor's rating.
NR--Not Rated by Moody's or Standard and Poor's ratings.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

------------------------------------------------------------
--------------------
4                                            See Notes to
Financial Statements.

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           MASSACHUSETTS
MONEY MARKET SERIES
------------------------------------------------------------
-------------------

Assets
                                August 31, 1995
Investments, at amortized cost which approximates market
value................................................
$58,170,333
Cash........................................................
 .................
 .................................           32,360
Receivable for investments
sold........................................................
 .................
 ......        3,327,006
Interest
receivable..................................................
 .................
 ........................          295,385
Receivable for Fund shares
sold........................................................
 .................
 ......          120,839
Deferred expenses and other
assets......................................................
 .................
 .....           11,723

                                     -----------
   Total
assets......................................................
 .................
 ........................       61,957,646

                                     -----------
Liabilities
Payable for investments
purchased...................................................
 .................
 .........        3,979,646
Payable for Fund shares
reacquired..................................................
 .................
 .........        1,076,102
Accrued
expenses....................................................
 .................
 .........................           44,569
Dividends
payable.....................................................
 .................
 .......................           24,245
Management fee
payable.....................................................
 .................
 ..................            6,256
Distribution fee
payable.....................................................
 .................
 ................            3,415
Deferred Trustees'
fees........................................................
 .................
 ..............            1,600

                                     -----------
   Total
liabilities.................................................
 .................
 ........................        5,135,833

                                     -----------
Net
Assets......................................................
 .................
 .............................      $56,821,813

                                     -----------

                                     -----------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par
value.......................................................
 ....      $
568,218
   Paid-in capital in excess of
par.........................................................
 ..................
     56,253,595

                                     -----------
Net assets, August 31,
1995........................................................
 .................
 ..........      $56,821,813

                                     -----------

                                     -----------
Net asset value, offering price and redemption price per
share ($56,821,813 /
56,821,813 shares of
   beneficial interest issued and outstanding; unlimited
number of shares
authorized).........................            $1.00

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
5

PRUDENTIAL MUNICIPAL SERIES FUND             PRUDENTIAL
MUNICIPAL SERIES FUND
MASSACHUSETTS MONEY MARKET SERIES            MASSACHUSETTS
MONEY MARKET SERIES
Statement of Operations                      Statement of
Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31,
1995
                                               -------------
--
Income
   Interest.................................     $ 1,594,584
                                               -------------
--
Expenses
   Management fee, net of waiver of
      $160,946..............................          53,649
   Distribution fee.........................          53,649
   Custodian's fees and expenses............          65,000
   Transfer agent's fees and expenses.......          27,000
   Reports to shareholders..................          17,000
   Registration fees........................          15,000
   Amortization of organization expenses....          12,151
   Audit fee................................          10,500
   Legal fees...............................          10,000
   Trustees' fees...........................           3,200
   Miscellaneous............................           1,983
                                               -------------
--
      Total expenses........................         269,132
Less: custodian fee credit..................
(23,554)
                                               -------------
--
      Net expenses..........................         245,578
                                               -------------
--
Net investment income.......................       1,349,006
                                               -------------
--
Realized Loss on investments
Net realized loss on investment
   transactions.............................
(663)
                                               -------------
--
Net Increase in Net Assets
Resulting from Operations...................     $ 1,348,343
                                               -------------
--
                                               -------------
--


Increase                              Year Ended August 31,
in Net Assets                         1995             1994
Operations
   Net investment income........  $   1,349,006    $
789,061
   Net realized loss on
      investment transactions...           (663)
--
                                  -------------    ---------
----
   Net increase in net assets
      resulting from
      operations................      1,348,343
789,061
                                  -------------    ---------
----
Dividends to shareholders (Note
   1)...........................     (1,348,343)
(789,061)
                                  -------------    ---------
----
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      sold......................    209,358,640
147,907,523
   Net asset value of shares
      issued to shareholders in
      reinvestment of
      dividends.................      1,276,924
757,067
   Cost of shares reacquired....   (191,091,855)
(147,994,192)
                                  -------------    ---------
----
   Net increase in net assets
      from Series share
      transactions..............     19,543,709
670,398
                                  -------------    ---------
----
Total increase..................     19,543,709
670,398
Net Assets
Beginning of year...............     37,278,104
36,607,706
                                  -------------    ---------
----
End of year.....................  $  56,821,813    $
37,278,104
                                  -------------    ---------
----
                                  -------------    ---------
----

------------------------------------------------------------
--------------------
6                                            See Notes to
Financial Statements.

                                             PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                MASSACHUSETTS
MONEY MARKET SERIES
------------------------------------------------------------
--------------------
Prudential Municipal Series Fund (the ``Fund'') is
registered under the
Investment Company Act of 1940, as an open-end investment
company. The Fund was
organized as a Massachusetts business trust on May 18, 1984
and consists of
seventeen series. The monies of each series are invested in
separate,
independently managed portfolios. The Massachusetts Money
Market Series (the
``Series'') commenced investment operations on August 5,
1991. The Series is
non-diversified and seeks to provide the highest level of
income that is exempt
from Massachusetts State, local and federal income taxes
with the minimum of
risk by investing in ``investment grade'' tax-exempt
securities having a
maturity of thirteen months or less and whose ratings are
within the two highest
ratings categories by a nationally recognized statistical
rating organization,
or if not rated, are of comparable quality. The ability of
the issuers of the
securities held by the Series to meet their obligations may
be affected by
economic developments in a specific state, industry or
region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting
policies followed by the
Fund, and the Series, in the preparation of its financial
statements.
Securities Valuations: Portfolio securities of the Series
are valued at
amortized cost, which approximates market value. The
amortized cost method of
valuation involves valuing a security at its cost on the
date of purchase and
thereafter assuming a constant amortization to maturity of
any discount or
premium.
All securities are valued as of 4:30 P.M., New York time. Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on
sales of investments
are calculated on the identified cost basis. Interest income is recorded on the
accrual basis.
Federal Income Taxes: For federal income tax purposes, each
series in the Fund
is treated as a separate taxpaying entity. It is the intent
of the Series to
continue to meet the requirements of the Internal Revenue
Code applicable to
regulated investment companies and to distribute all of its
net income to
shareholders. For this reason and because substantially all
of the Series' gross
income consists of tax-exempt interest, no federal income
tax provision is
required.
Dividends: The Series declares daily dividends from net
investment income.
Payment of dividends is made monthly. Income distributions
and capital gain
distributions are determined in accordance with income tax
regulations which may
differ from generally accepted accounting principles. Deferred Organization Expenses: The Series incurred approximately $51,000 in organization and initial registration expenses. Such amount
has been deferred
and is being amortized over a period of 60 months ending
July 1996.
Custody Fee Credits: The Series has an arrangement with its
custodian bank,
whereby uninvested monies earn credits which reduce the fees charged by the
custodian.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual
Fund Management, Inc.
(``PMF''). Pursuant to this agreement, PMF has
responsibility for all investment
advisory services and supervises the subadviser's
performance of such services.
PMF has entered into a subadvisory agreement with The
Prudential Investment
Corporation (``PIC''); PIC furnishes investment advisory
services in connection
with the management of the Fund. PMF pays for the cost of
the subadviser's
services, the compensation of officers of the Fund,
occupancy and certain
clerical and bookkeeping costs of the Fund. The Fund bears
all other costs and
expenses.
The management fee paid PMF is computed daily and payable
monthly, at an annual
rate of .50 of 1% of the average daily net assets of the
Series. For the fiscal
year ended August 31, 1995, PMF voluntarily waived 75% of
its management fee.
The amount of fees waived for the fiscal year ended August
31, 1995 amounted to
$160,946 ($.003 per share; .375% of average net assets).
The Fund has a distribution agreement with Prudential Mutual
Fund Distributors,
Inc. (``PMFD''). To reimburse PMFD for its expenses incurred pursuant to a plan
of distribution, the Fund pays PMFD a reimbursement, accrued daily and payable
monthly, at an annual rate of .125 of 1% of the Series'
average daily net
assets. PMFD pays various broker-dealers, including
Prudential Securities
Incorporated (``PSI'') and Pruco Securities Corporation,
affiliated
broker-dealers, for account servicing fees and other
expenses incurred by such
broker-dealers.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC
are (indirect)
wholly-owned subsidiaries of The Prudential Insurance
Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-
owned subsidiary of
PMF, serves as the Fund's transfer agent. During the year
ended August 31, 1995,
the Series incurred fees of approximately $24,000 for the
services of PMFS. As
of August 31, 1995, approximately $1,900 of such fees were
due to PMFS. Transfer
agent fees and expenses in the Statement of Operations also
includes certain
out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
--------------------

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                          MASSACHUSETTS
MONEY MARKET SERIES
------------------------------------------------------------
--------------------

                                 August 5,

                                  1991(a)

Year
Ended August 31,                 through

-------------------------------------------     August 31,

1995
1994        1993        1992          1991

-------
-------     -------     -------      -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................
$  1.00     $
1.00     $  1.00     $  1.00       $ 1.00
Net investment income and realized gains(c).................
 .031
 .019        .021        .034         .003
Dividends and distributions to shareholders.................
(.031)
(.019)      (.021)      (.034)       (.003)

-------
-------     -------     -------      -------
Net asset value, end of period..............................
$  1.00     $
1.00     $  1.00     $  1.00       $ 1.00

-------
-------     -------     -------      -------

-------
-------     -------     -------      -------
TOTAL RETURN(d):............................................
3.10%
1.89%       2.17%       3.44%        0.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............................
$56,822
$37,278     $36,608     $18,019       $6,365
Average net assets (000)....................................
$42,919
$42,427     $32,246     $15,477       $3,200
Ratio to average net assets:(c)
   Expenses, including distribution fee.....................
 .627%
 .620%       .365%       .125%        .125%(b)
   Expenses, excluding distribution fee.....................
 .502%
 .495%       .240%        .00%         .00%(b)
   Net investment income....................................
3.14%
1.86%       2.11%       3.20%        4.46%(b)

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Net of management fee waiver and expense subsidy.
(d) Total return includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

------------------------------------------------------------
--------------------
8                                           See Notes to
Financial Statements.

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Independent Auditors' Report                  MASSACHUSETTS
MONEY MARKET SERIES
------------------------------------------------------------
--------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Massachusetts Money Market
Series
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Massachusetts
Money Market Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period August 5, 1991 (commencement of investment operations) through August 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of
August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal
Series Fund, Massachusetts Money Market Series, as of August
31, 1995, the
results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Federal Income Tax Information                MASSACHUSETTS
MONEY MARKET SERIES
------------------------------------------------------------
--------------------
We are required by the Internal Revenue Code to advise you within 60 days of the
Series' fiscal year end (August 31, 1995) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1995, dividends paid from net investment income of $.031 per share were all federally tax-exempt interest dividends.

Prudential Mutual Funds
One Seaport Plaza
New York, NY  10292
Toll Free  (800) 225-1852

(LOGO)

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy Hays Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace Torres, Treasurer
S. Jane Rose, Secretary
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Assistant Secretary
Ronald Amblard, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Mutual Fund Distributors, Inc.
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                   MF153E
74435M630          Cat. #444595R


(ICON)

Prudential
Municipal
Series Fund

Maryland Series

ANNUAL REPORT
Aug. 31, 1995

(LOGO)

Prudential Municipal Series Fund
Maryland Series

Performance At A Glance.

It has been a favorable year for shareholders of the Prudential Municipal Series
Fund: Maryland Series. Municipal bond investors earned their coupon income, while their net asset value fell slightly. Although returns are favorable, your fund lagged the average Maryland municipal bond fund measured by Lipper
Analytical Services because its average maturity was shorter that its peers.

Cumulative Total Returns1
As of 8/31/95
                      One         Five        Ten
Since
                      Year       Years        Years
Inception2
       Class A        6.3%        43.0%        N/A
45.4%
       Class B        5.9         40.3        100.6%
108.3
       Class C        5.6          N/A         N/A
5.7
Lipper MD Muni Avg3   7.3         45.8        106.5
115.7

Average Annual Total Returns1
As of 9/30/95
                      One         Five        Ten
Since
                      Year       Years        Years
Inception2
       Class A        5.6%         6.9%        N/A
6.3%
       Class B        3.4          6.9         7.3%
7.2
       Class C        7.2          N/A         N/A
5.2

  Your                                             Taxable
Equivalent Yield
 Dividend           Total Dividends        30-Day      At
Tax Rates Of
As of 8/31/95       Paid for 12 Mos.      SEC Yield     36%
39.6%
      Class A           $0.63              3.72%
6.18%      6.55%
      Class B           $0.59              3.45         5.73
6.08
      Class C           $0.57              3.20         5.32
5.64

Past performance is not a guarantee of future results.
Principal and investment
return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper
Analytical Services. The
cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Series charges a maximum front-end sales load of 3% for Class A shares and a contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years.

2Inception dates: 1/22/90 for Class A; 1/22/85 for Class B;
and 8/1/94 for
Class C.

3The Lipper Maryland Municipal Bond fund average includes 24 funds for one year, eight funds for five years, two funds for 10 years, and two funds since inception of the Class B shares on 1/22/85.

How Investments Compared.
(As of 8/31/95)
(GRAPH)

Source: Lipper Analytical Services.
Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns.
These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes a good deal) and their returns are historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes. (20-year returns are not available.)

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

*19 years for General Muni Debt Funds.

Marie Conti, Fund Manager
(PICTURE)

Portfolio
Manager's Report

The Series invests in carefully selected long-term municipal bonds that offer a high level of current income exempt from Maryland state and federal income taxes consistent with preservation of capital. Certain shareholders may be subject to the federal alternative minimum tax, however.


Overview.

The Series invests primarily in obligations of Maryland state, municipal and local governments, including U.S. territories (such as Puerto Rico, the U.S.
Virgin Islands and Guam), the income of which is also exempt from federal and
Maryland state income taxes.

Strategy Session.

It has been a positive year for tax-free municipals. Although interest rates rose sharply in 1994 on inflation fears, they have tumbled back down slowly so far in 1995, as economic growth slowed. The Bond Buyer Revenue Bond Index Yield was at 6.4% on September 1, 1994 (the index is calculated on Thursdays), and rose a percentage point to a high of 7.4% in mid-October 1994, before falling to
6.3% on August 31, 1995. As you can see, when the dust had settled, long-term municipal bond interest rates ended the period slightly lower.

We found value by increasing our assets in general obligation bonds, which are easier to trade in volatile markets. As interest rates fell, we increased our holdings in revenue bonds to 48% from 43% of assets because they pay a higher rate of interest. We sold pre-refunded bonds which have less appreciation potential as interest rates fall. We held a high concentration of housing bonds
(9% of assets), which have constrained performance because their prices fell on mortgage prepayment fears as interest rates declined. Still, we expect to continue to hold them because tax-free municipals are in short supply in
Maryland.

Sector Breakdown
(CHART)

State of the State:
Challenges Ahead.

Maryland is one of the wealthiest states in the nation. Maryland has an unemployment rate that is generally below the national average. Nevertheless, it has lagged the country in recovering from the recession -- it has yet to regain the number of jobs lost. Recent Congressional efforts to reduce the size of the federal government will prove challenging to Maryland's economy, adding to the economic stress of cutbacks in defense-related manufacturing and corporate downsizing.

Fortunately, Maryland has benefited from a tradition of prudent fiscal management. The state government builds up reserves in prosperous times, and spends them down during recessions. In Fiscal 1994, Maryland managed its first surplus in years, and is expected to repeat the performance this year as well.

What Went Well.

We Held On
To Good Yields.
We increased assets invested in non-callable bonds (those that can not be paid off prematurely by the issuer to save on interest costs) to 19%, up from 10% a year ago. These bonds not only offer attractive yields but also appreciate well when interest rates decline. They are valuable because not many bonds offer protection from call risk -- only about a third of the securities in the Lehman
Brothers' Municipal Bond Index are non-callable.

It Paid To Buy
Puerto Rico Bonds.

The supply of new municipal bonds has declined sharply in Maryland, by nearly
42% this year alone. So we looked elsewhere. We bought bonds issued by Puerto
Rico, because they are tax-exempt federally and in virtually all states, including Maryland. As a result, they are in demand. Our holdings in Puerto Rico are now nearly 11% of assets, up from 4% a year ago.

And Not So Well.

A Longer Duration
Would Have Helped.

Duration measures the sensitivity of a bond's price to interest rate changes.
The longer the duration, the more a bond's price appreciates when interest rates fall, and vice versa. Over the winter, our duration was shorter than that of some competing funds, because we expected economic growth to remain strong. As the slowdown became apparent in the second quarter, we extended duration.
Duration generally ranged from 6.4 years to 7.8 years, and was 7.8 years on
August 31.

Municipals Suffered
From Tax Talk.

Congress is considering various changes in the federal income tax, including a flat tax -- an income tax at a single, flat rate. One proposal would eliminate taxes on most investment income. Clearly, this has created uncertainty in the municipal market -- one reason why municipal bonds did not follow taxable bond prices higher this spring. At this writing, we believe it is unlikely that a flat tax proposal in this form is likely to pass Congress -- especially not before next year's election.


Five Largest
Long-Term Holdings.*

5.6% Northeast Waste Disposal
     Montgomery County
3.7% Washington Suburban
     Sanitary District
3.5% Montgomery County
     Public Improvement
3.3% Washington County
     Public Improvement
3.3% Puerto Rico
     Hospital
* Expressed as a percentage of total net assets as of 8/31/95.

Looking Ahead.

Municipal bond yields are very attractive now. As we mentioned earlier, when
U.S. government and corporate bond yields fell this spring, municipal yields did not follow to the same extent. That means there are some very good buying opportunities now in the municipal market. Should interest rates remain stable, investors may look forward to earning their coupon income. Plus, if interest rates fall further, municipal bond investors could reasonably expect some price appreciation as well.

Nevertheless, municipal bond investors should be prepared to weather some volatility this year as various proposals to change the country's income tax structure are proposed and debated. Overall, we believe municipal bonds still offer good value, and that volatility can offer some attractive buying opportunities.

President's Letter
October 11, 1995
(PICTURE)

Dear Shareholder:
We hope you like the fresh look and information we've given your shareholder letter. We've also introduced another feature, called
Getting the Most Out of
Your Prudential Mutual Fund, which will appear from time to time at the back of your report. Look for topics like "Understanding Risk &
Reward" as well as
easy-to-understand explanations of financial terms. Why are we providing such information? Because at Prudential Mutual Funds, we believe an informed investor makes smart investment decisions.

On the Hill

As an informed investor, you should know about the "American
Dream Savings
Account" that is part of the federal budget package now under debate in the
Senate. It is a type of Individual Retirement Account that offers a common-sense approach to long-term saving. Investors should like it because --

- You can withdraw funds -- without penalty -- to pay for certain expenses like buying a first home, medical care or educational needs;

- All account earnings would accumulate tax-free, not merely tax-deferred like the current IRA;

- You can make contributions past age 70 1/2, instead of having to take distributions as the current law requires.

Of course, the federal budget process is never easy and while we hope this measure is adopted, there's no way of knowing if it will be.
So  why not let
your Senator and/or Representative know your opinion today?
Simply call
202-224-3121.

In Closing

One final note: if you're a Class B shareholder of Prudential Mutual Funds, you'll begin noticing a change on your statements once you've held your shares for seven years. At that time, they will automatically begin to convert to Class
A shares on a quarterly basis. Since Class A shares carry lower annual distribution charges than Class B shares, your total returns will be higher after the conversion than they would have been without it. Conversions started earlier this year and beginning in December they will take place during each calendar quarter -- December, March, June and September. It's our way of thanking you for your loyalty -- and rewarding you for maintaining a long-term investment program by helping you earn more total investment return on your
Prudential Mutual Fund. I hope you'll find this information useful as you work with your financial advisor or registered representative to develop your personal investment plan.

Thank you for choosing Prudential Mutual Funds for your mutual fund investment.

Sincerely,

Richard A. Redeker
President

Portfolio of Investments as of                 PRUDENTIAL
MUNICIPAL SERIES FUND
August 31, 1995                                MARYLAND
SERIES
------------------------------------------------------------
--------------------

Moody's
                          Principal

Rating
 Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
   Rate         Date        (000)       (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
LONG-TERM INVESTMENTS--93.7%
------------------------------------------------------------
-----------------
-------------------------------------------------
Baltimore Conv. Ctr. Rev., F.G.I.C.
Aaa
    5.75%       9/01/08   $  1,075     $ 1,103,853
Baltimore Econ. Dev. Lease Rev., Armistead Partnership
BBB+(c)
    7.00        8/01/11      1,000       1,044,210
Gaithersburg Econ. Dev. Rev., Asbury Methodist
NR
    5.50        1/01/20      1,000         874,080
Gaithersburg Hosp. Facs. Rev., Ref. Impvt., Shady Grove
   Adventist Hosp., F.S.A.
Aaa
    5.50        9/01/15      1,000         955,650
Gaithersburg Nursing Home Rev., Ref., Shady Grove
   Adventist, F.S.A
Aaa
    5.50        9/01/15      1,000         955,650
Howard Cnty., Met. Dist.,
   Ser. B
Aa1
    6.00        8/15/03      1,000       1,085,430
   Ser. B
Aa1
   Zero         8/15/09      2,115         995,932
Kent Cnty., Coll. Rev. Proj. & Ref., Washington Coll. Proj.
Baa1
   7.70         7/01/18        750         822,788
Maryland St. Econ. Dev. Co., Hilton Street Facility, Ser. A
AA(c)
   7.00         1/01/10        600         654,234
Maryland St. Hlth. & Higher Edl. Facs., Auth. Rev.,
   Doctor's Comn. Hosp.
Baa
   5.50         7/01/24      1,000         806,730
   Howard Cnty. Gen. Hosp.
Baa1
   5.50         7/01/21      1,000         834,770
   Sinai Hosp. of Baltimore, A.M.B.A.C.
Aaa
   5.25         7/01/19        500         456,265
   Sinai Hosp. of Baltimore, A.M.B.A.C.
Aaa
   5.25         7/01/23        350         315,966
   Univ. of Md. Med. Ctr., F.G.I.C.
Aaa
   5.00         7/01/20      1,000         875,140
Maryland St. Hsg. & Cmnty. Dev. Admin.,
   Sngl. Fam. Mtge. Rev. Proj., Fourth Ser.
Aa
   7.70         4/01/15        920         974,547
   Sngl. Fam. Mtge. Rev. Proj., Sixth Ser.
Aa
   7.125        4/01/14        835         879,547
   Sngl. Fam. Mtge. Rev. Proj., Third Ser.
Aa
   8.00         4/01/18        750         798,773
Maryland St. Ind. Dev. Fin. Auth. Rev., Amer. Ctr. For
   Physics
BBB(c)
   6.625        1/01/17      1,000       1,007,120
Maryland Wtr. Quality Fin. Admin.,
   Revolving Loan Fund Rev.
Aa
   5.40         9/01/13        250         239,188
   Revolving Loan Fund Rev., Ser. A
Aa
   5.90         9/01/04        565         606,143
Montgomery Cnty. Hsg. Opportunities Comn., Sngl. Fam. Mtge.
   Rev., F.H.A.
AAA(c)
   6.25         7/01/25        850         849,898
Montgomery Cnty.,
   Cons. Pub. Impvt.
Aaa
   9.75         6/01/01        450         569,245
   Cons. Pub. Impvt., Ser. A
Aaa
   5.75        10/01/07      1,300       1,374,191
Northeast Waste Disp. Auth.,
   Baltimore City Sludge Proj.
NR
   7.25         7/01/07        957         985,595
   Montgomery Cnty. Proj.
A
   6.30         7/01/16      2,200       2,202,948
Prince Georges Cnty.,
   Cons. Pub. Impvt., M.B.I.A.
Aaa
   5.25         1/01/15        750         708,188
   Hosp. Rev., Dimensions Hlth. Corp.
A
   5.30         7/01/24      1,250       1,058,437
   Ref. Cons. Pub. Impvt.
A1
   5.25        10/01/11      1,000         964,170
   Stormwater Mgmt.
Aa
   6.50         3/15/03      1,140       1,265,913

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
3

Portfolio of Investments as of                 PRUDENTIAL
MUNICIPAL SERIES FUND
August 31, 1995                                MARYLAND
SERIES
------------------------------------------------------------
--------------------

Moody's
                          Principal

Rating
 Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
   Rate         Date        (000)       (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
Puerto Rico Comnwlth.,
   Aqueduct & Swr. Auth. Rev.
Aaa
   10.25%       7/01/09   $    225     $   316,368
   Gen. Oblig., F.S.A.
Aaa
    7.683       7/01/20      1,000 (d)     978,750
Puerto Rico Elec. Pwr. Auth. Pwr. Rev.
Baa1
    6.125       7/01/09        785         813,542
Puerto Rico Ind. Tourist, Edl. Med. & Envir. Hosp.,
   M.B.I.A.
Aaa
    6.25        7/01/24      1,250       1,277,350
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.
Aaa
    6.763       1/16/15      1,000 (d)     907,500
Takoma Park Hosp. Facs. Rev., Ref. Impvt., Washington
   Adventist Hosp., F.S.A.
Aaa
    6.50        9/01/12      1,000       1,080,670
Virgin Islands Pub. Fin. Auth. Rev., Hwy. Trans. Trust
   Fund, Ser. A
NR
    7.25       10/01/18        600         632,976
Washington Cnty. Public Impvt., F.G.I.C.
Aaa
    4.875       1/01/14      1,450 (e)   1,286,208
Washington Suburban San. Dist.,
   Gen. Construction
Aa1
    5.25        6/01/12      1,500       1,436,970
   Water Supply
Aa1
    5.25        6/01/14        950         891,689
   Water Supply
Aa1
    5.25        6/01/13        875         829,439

                                       -----------
Total long-term investments (cost $35,547,405)
                                        36,716,063

                                       -----------
SHORT-TERM INVESTMENTS--6.6%
Maryland St. Energy Fin. Auth., Baltimore Proj., F.R.D.D.,
   Ser. 91
VMIG1
    3.55        9/01/95        700         700,000
Puerto Rico Comnwlth., Gov't. Dev. Bank., F.R.W.D., Ser. 85
VMIG1
    3.20        9/06/95      1,900       1,900,000

                                       -----------
Total short-term investments (cost $2,600,000)
                                         2,600,000

                                       -----------
Total Investments--100.3%
(cost $38,147,405; Note 4)
                                        39,316,063
Liabilities in excess of other assets--(0.3)%
                                          (124,391)

                                       -----------
Net Assets--100%
                                       $39,191,672

                                       -----------

                                       -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance
Corporation.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Association.

 (b) For purposes of amortized cost valuation, the maturity date of Floating
     Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 (c) Standard & Poor's Rating.
 (d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
 (e) Pledged as initial margin on financial futures contracts.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information
contains a description
of Moody's and Standard & Poor's ratings.
------------------------------------------------------------
--------------------
4      See Notes to Financial Statements.

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           MARYLAND
SERIES
------------------------------------------------------------
--------------------

Assets
                                August 31, 1995
Investments, at value (cost
$38,147,405)................................................
 .................
 ....      $ 39,316,063
Cash........................................................
 .................
 ................................           502,086
Interest
receivable..................................................
 .................
 .......................           557,284
Receivable for investments
sold........................................................
 .................
 .....            10,297
Receivable for Fund shares
sold........................................................
 .................
 .....             1,570
Other
assets......................................................
 .................
 ..........................             1,484

                                    ------------
  Total
assets......................................................
 .................
 ........................        40,388,784

                                    ------------
Liabilities
Payable for investments
purchased...................................................
 .................
 ........           986,738
Payable for Fund shares
reacquired..................................................
 .................
 ........            94,943
Accrued
expenses....................................................
 .................
 ........................            62,300
Management fee
payable.....................................................
 .................
 .................            14,951
Dividends
payable.....................................................
 .................
 ......................            13,896
Due to broker-variation
margin......................................................
 .................
 ........            12,031
Distribution fee
payable.....................................................
 .................
 ...............            10,653
Deferred trustees'
fees........................................................
 .................
 .............             1,600

                                    ------------
  Total
liabilities.................................................
 .................
 ........................         1,197,112

                                    ------------
Net
Assets......................................................
 .................
 ............................      $ 39,191,672

                                    ------------

                                    ------------
Net assets were comprised of:
  Shares of beneficial interest, at
par.........................................................
 .............
$     36,754
  Paid-in capital in excess of
par.........................................................
 ..................
      38,549,190

                                    ------------

                                      38,585,944
  Accumulated net realized loss on
investments.................................................
 ..............
     (558,711)
  Net unrealized appreciation on
investments.................................................
 ................
      1,164,439

                                    ------------
Net assets, August 31,
1995........................................................
 .................
 .........      $ 39,191,672

                                    ------------

                                    ------------
Class A:
  Net asset value and redemption price per share
     ($17,725,981 / 1,663,449 shares of beneficial interest
issued and
outstanding)..........................            $10.66
  Maximum sales charge (3.0% of offering
price)......................................................
 ........
    .33
  Maximum offering price to
public......................................................
 .................
 ....            $10.99
Class B:
  Net asset value, offering price and redemption price per
share
     ($21,413,564 / 2,007,101 shares of beneficial interest
issued and
outstanding)..........................            $10.67
Class C:
  Net asset value, offering price and redemption price per
share
     ($52,127 / 4,886 shares of beneficial interest issued
and
outstanding)..................................
$10.67

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
 5

PRUDENTIAL MUNICIPAL SERIES FUND
MARYLAND SERIES
Statement of Operations

------------------------------------------------------------

                                                   Year
Ended
Net Investment Income                            August 31,
1995
Income
   Interest...................................     $
2,833,827
                                                 -----------
----
Expenses
   Management fee, net of waiver of $14,170...
210,311
   Distribution fee--Class A..................
11,341
   Distribution fee--Class B..................
167,486
   Distribution fee--Class C..................
437
   Reports to shareholders....................
82,000
   Custodian's fees and expenses..............
79,000
   Registration fees..........................
45,000
   Transfer agent's fees and expenses.........
36,000
   Audit fee..................................
11,000
   Legal fees.................................
10,000
   Trustees' fees.............................
3,200
   Miscellaneous..............................
11,429
                                                 -----------
----
      Total expenses..........................
667,204
   Less: custodian fee credit.................
(19,273)
                                                 -----------
----
      Net expenses............................
647,931
                                                 -----------
----
Net investment income.........................
2,185,896
                                                 -----------
----
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on:
   Investment transactions....................
(48,440)
   Financial futures contract transactions....
(381,131)
                                                 -----------
----

(429,571)
                                                 -----------
----
Net change in unrealized
   appreciation/depreciation of:
   Investments................................
481,333
   Financial futures contracts................
(38,532)
                                                 -----------
----

442,801
                                                 -----------
----
Net gain on investments.......................
13,230
                                                 -----------
----
Net Increase in Net Assets
Resulting from Operations.....................     $
2,199,126
                                                 -----------
----
                                                 -----------
----

PRUDENTIAL MUNICIPAL SERIES FUND
MARYLAND SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended August
31,
in Net Assets                            1995           1994
Operations
   Net investment income............  $ 2,185,896    $
2,785,557
   Net realized gain (loss) on
      investment transactions.......     (429,571)
658,135
   Net change in unrealized
      appreciation/depreciation of
      investments...................      442,801
(4,715,895)
                                      -----------    -------
----
   Net increase (decrease) in net
      assets resulting from
      operations....................    2,199,126
(1,272,203)
                                      -----------    -------
----
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A.......................     (561,997)
(149,002)
      Class B.......................   (1,621,246)
(2,636,439)
      Class C.......................       (2,653)
(116)
                                      -----------    -------
----
                                       (2,185,896)
(2,785,557)
                                      -----------    -------
----
   Distributions from net realized
      gains
      Class A.......................      (21,234)
(53,117)
      Class B.......................     (419,138)
(1,057,112)
      Class C.......................         (255)
--
                                      -----------    -------
----
                                         (440,627)
(1,110,229)
                                      -----------    -------
----
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares sold....    2,121,739
5,404,805
   Net asset value of shares issued
      in reinvestment of dividends
      and distributions.............    1,744,018
2,685,739
   Cost of shares reacquired........  (18,256,314)
(9,441,263)
                                      -----------    -------
----
   Net decrease in net assets from
      Series share transactions.....  (14,390,557)
(1,350,719)
                                      -----------    -------
----
Total decrease......................  (14,817,954)
(6,518,708)
Net Assets
Beginning of year...................   54,009,626
60,528,334
                                      -----------    -------
----
End of year.........................  $39,191,672
$54,009,626
                                      -----------    -------
----
                                      -----------    -------
----

------------------------------------------------------------
--------------------
6                                            See Notes to
Financial Statements.

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                   MARYLAND
SERIES
------------------------------------------------------------
--------------------
Prudential Municipal Series Fund (the ``Fund'') is
registered under the
Investment Company Act of 1940, as an open-end investment
company. The Fund was
organized as a Massachusetts business trust on May 18, 1984
and consists of
seventeen series. The monies of each series are invested in
separate,
independently managed portfolios. The Maryland Series (the
``Series'') commenced
investment operations in January, 1985. The Series is
diversified and seeks to
achieve its investment objective of obtaining the maximum
amount of income
exempt from federal and applicable state income taxes with
the minimum of risk
by investing in ``investment grade'' tax-exempt securities
whose ratings are
within the four highest ratings categories by a nationally
recognized
statistical rating organization or, if not rated, are of
comparable quality. The
ability of the issuers of the securities held by the Series
to meet their
obligations may be affected by economic or political
developments in a specific
state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the
Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 P.M., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as
``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts. The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue
Code applicable to
regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly.
Distributions of net
capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual
Fund Management, Inc.
(``PMF''). Pursuant to this agreement, PMF has
responsibility for all investment
advisory services and supervises the subadviser's
------------------------------------------------------------
--------------------

                                             PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                MARYLAND SERIES
------------------------------------------------------------
--------------------
performance of such services. PMF has entered into a subadvisory agreement with
The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Effective
January 1, 1995, PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $14,170
($0.004 per share for Class A, B and C shares; .03% of average net assets). The
Series' is not required to reimburse PMF for such waiver.

The Fund has distribution agreements with Prudential Mutual
Fund Distributors,
Inc. (``PMFD''), which acts as the distributor of the Class
A shares of the
Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the
``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, .50 of
1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%,
 .50 of 1% and .75
of
1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1995.

PMFD has advised the Series that it has received approximately $3,000 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and
Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Series that for the year ended August 31, 1995, it received approximately $134,200 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of
PMF, serves as the Fund's transfer agent. During the year ended August 31, 1995, the Series incurred fees of approximately $25,900 for the services of PMFS. As of August 31, 1995, approximately $2,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the fiscal year ended August 31, 1995 were $20,811,030 and
$35,356,008, respectively.

At August 31, 1995, the Fund sold 25 financial futures contracts on the
Municipal Bond Index expiring in 1995. The value at disposition of such contracts is $2,843,906. The value of such contracts on August 31, 1995 was
$2,848,125, thereby resulting in an unrealized loss of $4,219.

The cost basis of investments for federal income tax purposes is substantially the same as for financial reporting purposes and, accordingly, as of August 31,
1995, net unrealized appreciation of investments for federal income tax purposes is $1,168,658 (gross unrealized appreciation--$1,478,098;
gross unrealized
depreciation $309,440).

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B and Class C shares. Class
A shares are sold
with a front-end sales charge of up to 3.0%. Class B shares
are sold with a
contingent deferred sales charge which declines from 5% to
zero depending on the
period of time the shares are held. Class C shares are sold
with a contingent
deferred sales charge of 1% during the first year. Class B
shares will
automatically convert to Class A shares on a quarterly basis approximately seven
years after purchase.
------------------------------------------------------------
--------------------
8

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                 MARYLAND
SERIES
------------------------------------------------------------
--------------------
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest for the fiscal years ended August 31, 1994 and 1995 were as follows:

Class A                                 Shares
Amount
-----------------------------------   ----------    --------
----
Year ended August 31, 1995:
Shares sold........................       30,696    $
321,277
Shares issued in reinvestment of
  dividends and distributions......       36,276
380,528
Shares reacquired..................     (516,337)
(5,397,762)
                                      ----------    --------
----
Net decrease in shares outstanding
  before conversion................     (449,365)
(4,695,957)
Shares issued upon conversion from
  Class B..........................    1,858,567
19,167,920
                                      ----------    --------
----
Net increase in shares
  outstanding......................    1,409,202    $
14,471,963
                                      ----------    --------
----
                                      ----------    --------
----
Year ended August 31, 1994:
Shares sold........................       74,702    $
830,474
Shares issued in reinvestment of
  dividends and distributions......       12,858
143,277
Shares reacquired..................      (85,098)
(937,854)
                                      ----------    --------
----
Net increase in shares
  outstanding......................        2,462    $
35,897
                                      ----------    --------
----
                                      ----------    --------
----

Class B
-----------------------------------
Year ended August 31, 1995:
Shares sold........................      168,521    $
1,765,335
Shares issued in reinvestment of
  dividends and distributions......      133,516
1,361,503
Shares reacquired..................   (1,235,993)
(12,775,937)
                                      ----------    --------
----
Net decrease in shares outstanding
  before conversion................     (933,956)
(9,649,099)
Shares reacquired upon conversion
  into Class A.....................   (1,856,766)
(19,167,920)
                                      ----------    --------
----
Net decrease in shares
  outstanding......................   (2,790,722)
$(28,817,019)
                                      ----------    --------
----
                                      ----------    --------
----
Year ended August 31, 1994:
Shares sold........................      399,067    $
4,473,113
Shares issued in reinvestment of
  dividends and distributions......      228,006
2,542,431
Shares reacquired..................     (772,159)
(8,503,409)
                                      ----------    --------
----
Net decrease in shares
  outstanding......................     (145,086)   $
(1,487,865)
                                      ----------    --------
----
                                      ----------    --------
----

Class C                                     Shares
Amount
-----------------------------------------   ------    ------
--
Year ended August 31, 1995:
Shares sold..............................   3,361
$35,127
Shares issued in reinvestment of
  dividends and distributions............     194
1,987
Shares reacquired........................   (8,221)
(82,615 )
                                            ------    ------
--
Net decrease in shares outstanding.......   (4,666)
$(45,501)
                                            ------    ------
--
                                            ------    ------
--
August 1, 1994* through
  August 31, 1994:
Shares sold..............................   9,549
$101,218
Shares issued in reinvestment of
  dividends..............................       3
31
                                            ------    ------
--
Net increase in shares outstanding.......   9,552
$101,249
                                            ------    ------
--
                                            ------    ------
--

---------------
* Commencement of offering of Class C shares.
------------------------------------------------------------
--------------------

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                           MARYLAND
SERIES
------------------------------------------------------------
--------------------

Class
A

----------------------------------------------------

Year Ended
August 31,

----------------------------------------------------
                                                    1995
1994        1993
     1992       1991
                                                   -------
-------
------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.............    $ 10.66
$ 11.64
$11.11     $10.67     $10.23
                                                   -------
-------
------     ------     ------
Income from investment operations
Net investment income..........................
 .53(a)      .57
 .62        .63        .67
Net realized and unrealized gain (loss) on
   investment transactions.....................        .10
(.77)
 .65        .44        .44
                                                   -------
-------
------     ------     ------
   Total from investment operations............        .63
(.20)
1.27       1.07       1.11
                                                   -------
-------
------     ------     ------
Less distributions
Dividends from net investment income...........       (.53)
(.57)
(.62)      (.63)      (.67)
Distributions from net realized gains..........       (.10)
(.21)
(.12)        --         --
                                                   -------
-------
------     ------     ------
   Total distributions.........................       (.63)
(.78)
(.74)      (.63)      (.67)
                                                   -------
-------
------     ------     ------
Net asset value, end of year...................    $ 10.66
$ 10.66
$11.64     $11.11     $10.67
                                                   -------
-------
------     ------     ------
                                                   -------
-------
------     ------     ------
TOTAL RETURN(b):...............................       6.32%
(1.75)%
11.89%     10.35%     10.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..................    $17,726
$2,709
$2,930     $1,335       $804
Average net assets (000).......................    $11,341
$2,877
$2,068     $1,080       $518
Ratios to average net assets:
   Expenses, including distribution fees.......
1.30%(a)     .95%
 .96%       .96%      1.10%
   Expenses, excluding distribution fees.......
1.20%(a)     .85%
 .86%       .86%      1.00%
   Net investment income.......................
4.96%(a)    5.18%
5.51%      5.80%      6.07%
Portfolio turnover rate........................         49%
40%
41%        34%        18%

---------------
 (a) Net of management fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

------------------------------------------------------------
--------------------
10          See Notes to Financial Statements.

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                           MARYLAND
SERIES
------------------------------------------------------------
--------------------

                                  Class C

Class
B                             ------------

-------------------------------------------------------
Year

Year Ended
August 31,                         Ended

-------------------------------------------------------
August 31,
                                                    1995
1994        1993
      1992        1991           1995
                                                   -------
-------
-------     -------     -------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........    $ 10.67
$ 11.65     $
11.12     $ 10.68     $ 10.23       $  10.67
                                                   -------
-------
-------     -------     -------         ------
Income from investment operations
Net investment income..........................
 .49(a)      .53
 .58         .59         .63            .47(a)
Net realized and unrealized gain (loss) on
   investment transactions.....................        .10
(.77)
 .65         .44         .45            .10
                                                   -------
-------
-------     -------     -------         ------
   Total from investment operations............        .59
(.24)
1.23        1.03        1.08            .57
                                                   -------
-------
-------     -------     -------         ------
Less distributions
Dividends from net investment income...........       (.49)
(.53)
(.58)       (.59)       (.63)          (.47)
Distributions from net realized gains..........       (.10)
(.21)
(.12)         --          --           (.10)
                                                   -------
-------
-------     -------     -------         ------
   Total distributions.........................       (.59)
(.74)
(.70)       (.59)       (.63)          (.57)
                                                   -------
-------
-------     -------     -------         ------
Net asset value, end of period.................    $ 10.67
$ 10.67     $
11.65     $ 11.12     $ 10.68       $  10.67
                                                   -------
-------
-------     -------     -------         ------
                                                   -------
-------
-------     -------     -------         ------
TOTAL RETURN(b):...............................       5.88%
(2.13)%
11.43%       9.90%      10.49%          5.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)................    $21,414
$51,198
$57,598     $51,313     $51,110            $52
Average net assets (000).......................    $33,497
$55,223
$53,780     $50,970     $48,422            $58
Ratios to average net assets:
   Expenses, including distribution fees.......
1.55%(a)    1.35%
1.36%       1.37%       1.49%          1.82%(a)
   Expenses, excluding distribution fees.......
1.05%(a)     .85%
 .86%        .87%        .99%          1.07%(a)
   Net investment income.......................
4.84%(a)    4.77%
5.11%       5.42%       5.70%          4.55%(a)
Portfolio turnover rate........................         49%
40%
 41%         34%         18%            49%

                                                 August 1,
                                                  through
                                                 August 31,
                                                    1994
                                                 ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........   $  10.70
                                                 ----------
Income from investment operations
Net investment income..........................        .05
Net realized and unrealized gain (loss) on
   investment transactions.....................       (.03)
                                                 ----------
   Total from investment operations............        .02
                                                 ----------
Less distributions
Dividends from net investment income...........       (.05)
Distributions from net realized gains..........         --
                                                 ----------
   Total distributions.........................       (.05)
                                                 ----------
Net asset value, end of period.................   $  10.67
                                                 ----------
                                                 ----------
TOTAL RETURN(b):...............................        .07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)................       $102
Average net assets (000).......................        $31
Ratios to average net assets:
   Expenses, including distribution fees.......
2.21%(c)
   Expenses, excluding distribution fees.......
1.47%(c)
   Net investment income.......................
4.75%(c)
Portfolio turnover rate........................         40%

---------------
 (a) Net of management fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C shares.

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
11

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Independent Auditors' Report                  MARYLAND
SERIES
------------------------------------------------------------
--------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Maryland Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Maryland
Series as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of
August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal
Series Fund, Maryland Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995


                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Federal Income Tax Information                 MARYLAND
SERIES
------------------------------------------------------------
--------------------
We are required by the Internal Revenue Code to advise you within 60 days of the
Series' fiscal year end (August 31, 1995) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1995, dividends paid from net investment income of $.53 per Class A share, $.49 per Class B share, and
$.47 per Class C share were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B and C shares a long-term capital gain distribution of $.095 per share, which is taxable as such.

In January 1996, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV
as to the federal tax status of the distributions received
by you in calendar
year 1995.
------------------------------------------------------------
--------------------
12

The Prudential Municipal Series Fund: Maryland Series and the Lehman Bros. Index: Comparing a $10,000 Investment.

Class A
(CHART)

Class B
(CHART)

Class C
(CHART)

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, will be worth more or less than their original cost. The charts on the right are designed to give you an idea how much the Series' returns can fluctuate from year to year by measuring the best and worst years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Municipal
Series Fund: Maryland
Series (Class A, Class B and Class C) with a similar investment in the Lehman
Brothers Municipal Bond Index by portraying the initial account values at the commencement of operations of the Class A and C shares and for 10 years for the
Class B shares, and subsequent account values at the end of the most recent reporting period (August 31), as measured on a quarterly basis, beginning in
1990 for Class A shares, 1985 for Class B shares and 1994 for Class C shares.
For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on August 31, 1995; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graph. The graph and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees.

 * Without waivers and expense subsidies the value of the $10,000 investment in the Series and the Series' average annual total return, as illustrated above, would have been lower, as indicated in parentheses ( ).

The Index is a weighted index comprised of 21,000 municipal bonds (General obligation bonds, revenue bonds, insured bonds and prerefunded bonds) selected by Lehman Brothers as representative of the long-term investment grade municipal bond market. It is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the transaction costs and advisory fees paid by the Series' investors. The Index's holdings differ from the Series' portfolio. The Index is not the only one that may be used to characterize performance of bond funds and other indices may portray different comparative performance.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free (800) 225-1852
(LOGO)

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy Hays Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace Torres, Treasurer
S. Jane Rose, Secretary
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Assistant Secretary
Ronald Amblard, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributors
Prudential Mutual Fund Distributors, Inc.
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435M705
MF125E
74435M804
Cat. #6420828
74435M572


(ICON)
Prudential
Municipal
Series Fund

Michigan Series

ANNUAL REPORT
Aug. 31, 1995
(LOGO)

Prudential Municipal Series Fund
Michigan Series
Performance At A Glance.
It has been a good year for shareholders of the Prudential
Municipal
Series Fund: Michigan Series. Municipal bond investors earned not only their coupon income, but also saw a gain in net asset value as well.
We are pleased to report that your Portfolio performed in line with the average Michigan municipal bond fund measured by Lipper
Analytical
Services over the past 12 months.

Cumulative Total Returns1
As of 8/31/95
                        One        Five         Ten
Since
                        Year       Years       Years
Inception2
            Class A     7.2%       48.1%        N/A
50.8%
            Class B     6.6        45.0        119.3%
147.4
            Class C     6.3        N/A          N/A
6.4
Lipper MI Muni Avg3     7.1        48.2        131.9
161.6
Average Annual Total Returns1
As of 9/30/95
                        One        Five         Ten
Since
                        Year       Years       Years
Inception2
            Class A     5.7%       7.6%         N/A
7.0%
            Class B     3.5        7.7          8.4%
8.6
            Class C     7.2        N/A          N/A
5.8


Taxable Equivalent Yield
                         Total Dividends     30-Day
At Tax Rates Of
                         Paid for 12 Mos.   SEC Yield
36%       39.6%
Your            Class A     $0.67              4.66%
7.62%     8.07%
Dividend        Class B     $0.62              4.41
7.21      7.64
As of 8/31/95   Class C     $0.59              4.16
6.80      7.20

Past performance is not a guarantee of future results.
Principal and
investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Mutual Fund Management, Inc. and Lipper
Analytical
Services, Inc. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Series charges a maximum front-end sales load of 3% for Class
A shares and a contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and
1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years.

2 Inception dates: 1/22/90 for Class A; 9/19/84 for Class B;
and 8/1/94
for Class C.

3 The Lipper Michigan Municipal Bond fund average includes
35 funds for
one year, 12 funds for five years, four funds for 10 years and two funds since inception of the Class B shares on 9/19/84.

How Investments Compared.
(As of 8/31/95)
(CHART)

Source: Lipper Analytical Services.
Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several
Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes a good deal) and their returns are historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

*19 years for General Muni Debt Funds.

Marie Conti, Fund Manager
(PHOTO)

Portfolio
Manager's Report

The Series invests in carefully selected long-term municipal bonds that offer a high level of current income exempt from Michigan state and federal income taxes consistent with preservation of capital.
Certain shareholders may be subject to the federal alternative minimum tax, however.


Strategy Session.
It has been a positive year for tax-free municipals. Although interest rates rose sharply in 1994 on inflation fears, they have tumbled back down slowly so far in 1995, as economic growth slowed. The Bond Buyer Revenue Bond
Index Yield stood at 6.4% on September 1, 1994 (the index is calculated on Thursdays) and rose by a percentage point to a high of 7.4% in mid-October
1994, before falling to 6.3% on August 31, 1995. As you can see, when the dust had settled, long-term municipal bond interest rates ended the period lower.

As interest rates fell, we increased our holdings in revenue bonds to 52% from 46% of net assets because they pay a higher rate of interest. Our largest holdings are in utility bonds (19%) and health care (16%). We also sold off bonds that mature in three and a half years or less to lengthen our average maturity so that our holdings will appreciate faster should interest rates fall further.

State Of The State:
Autos Drive Economy.
Michigan's economy tends to accelerate or decelerate as auto sales rise or fall. Fortunately, the auto sector has been quite strong over the last year, and unemployment in recent months has been running below the national average. Job growth is expected to taper off with consumer demand later this year and into 1996.

Michigan is known for its low debt levels, which is favorable for investors because the borrower has an easier time satisfying obligations.
As a percentage of personal income, debt here is 1.6%, less than the national average of 2.1%. In fact, Michigan ranks 36th in net tax-supported debt as a percentage of personal income. The state has also shown fiscal discipline in recent years by replenishing its "rainy day" fund for use when revenues fall in recessionary years. While many other states have not been planning for the future by saving during this period of economic growth, Michigan's "rainy day" fund this year is expected to reach $1 billion.

Sector Breakdown.
(CHART)

Overview.
The Series invests primarily in obligations of Michigan state, municipal and local governments, including U.S. territories
(such as
Puerto Rico, the U.S. Virgin Islands and Guam), the income of which is also exempt from federal and Michigan state income taxes.

What Went Well.
We Held On
To Good Yields.
Our assets invested in non-callable bonds (those that can not be paid off prematurely by the issuer to save on interest costs) ranged from
12% to 15%. These bonds not only offer attractive yields but also appreciate well when interest rates decline. They are valuable because not many bonds offer protection from call risk -- only about a third of the securities in the Lehman Brothers' Municipal Bond Index are non-callable.

It Paid To Buy
Puerto Rico Bonds.

Nationally, the supply of new municipal bonds this year alone is down by 22%. So the market looked elsewhere. As a result, there is substantial national demand for bonds that are tax-exempt federally and in virtually all states (including Michigan), such as those of Puerto
Rico. Because
these bonds are more attractive, we increased our holdings in Puerto Rico to 9% of total net assets.

And Not So Well.
A Longer Duration
Would Have Helped.
Duration measures the sensitivity of a bond's price to interest rate changes. The longer the duration, the more a bond's price appreciates when interest rates fall, and vice versa. Over the winter, our duration was shorter than that of some competing funds, because we expected economic growth to remain strong. As the slowdown became apparent in the second quarter, we extended duration. Duration generally ranged from 6.2 years to 7.8 years, and was 7.8 years on August 31.

Municipals Suffered From Tax Talk.
Congress is considering various changes in the federal income tax, including a flat tax -- an income tax at a single, flat rate. One proposal would eliminate taxes on most investment income. Clearly, this has created uncertainty in the municipal market -- one reason why municipal bonds did not follow taxable bond prices higher this spring. At this writing, we believe it is unlikely that a flat tax proposal in this form is likely to pass Congress -- especially not before next year's election.

Looking Ahead.
Municipal bond yields are very attractive now. As we mentioned earlier, when U.S. government and corporate bond yields fell this spring, municipal yields did not follow to the same extent. That means there are some good buying opportunities now in the municipal market. Should interest rates remain stable, investors may look forward to earning their coupon income. Plus, if interest rates fall further, municipal bond investors could reasonably expect some price appreciation as well.

Nevertheless, municipal bond investors should be prepared to weather some volatility this year as various proposals to change the country's income tax structure are proposed and debated. Overall, we believe municipal bonds still offer good value, and that volatility can offer some attractive buying opportunities.

Five Largest Holdings.*
4.3%    Michigan Hospital Finance
        Henry Ford Hospital
3.3%    Monroe County
        Pollution Control
3.2%    Wyandotte
        Electric Revenue
3.2%    Michigan Hospital Finance
        Sisters of Mercy (MBIA)
3.1%    Michigan Hospital Finance
        Bay Medical Center

* Expressed as a percentage of total net assets as of 8/31/95.

President's Letter
October 11, 1995
(PHOTO)

Dear Shareholder:
We hope you like the fresh look and information we've given your shareholder letter. We've also introduced another feature, called Getting the Most
Out of Your Prudential Mutual Fund, which will appear from time to time at the back of your report. Look for topics like "Understanding Risk
& Reward" as well as easy-to-understand explanations of financial terms.
Why are we providing such information? Because at Prudential Mutual Funds, we believe an informed investor makes smart investment decisions.

On the Hill
As an informed investor, you should know about the "American
Dream Savings
Account" that is part of the federal budget package now under debate in the Senate. It is a type of Individual Retirement Account that offers a common-sense approach to long-term saving. Investors should like it because --
--You can withdraw funds -- without penalty -- to pay for certain expenses like buying a first home, medical care or educational needs;

--All account earnings would accumulate tax-free, not merely tax-deferred like the current IRA;

--You can make contributions past age 70 1/2, instead of having to take distributions as the current law requires.

Of course, the federal budget process is never easy and while we hope this measure is adopted, there's no way of knowing if it will be. So why not let your Senator and/or Representative know your opinion today?
Simply call 202-224-3121.

In Closing
One final note: if you're a Class B shareholder of Prudential Mutual Funds, you'll begin noticing a change on your statements once you've held your shares for seven years. At that time, they will automatically begin to convert to Class A shares on a quarterly basis. Since Class A shares carry lower annual distribution charges than Class B shares, your total returns will be higher after the conversion than they would have been without it. Conversions started earlier this year and beginning in
December they will take place during each calendar quarter -
- December,
March, June and September. It's our way of thanking you for your loyalty -- and rewarding you for maintaining a long-term investment program by helping you earn more total investment return on your
Prudential Mutual Fund. I hope you'll find this information useful as you work with your financial advisor or registered representative to develop your personal investment plan.

Thank you for choosing Prudential Mutual Funds for your mutual fund investment.

Sincerely,

Richard A. Redeker
President

PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995
MICHIGAN
SERIES
------------------------------------------------------------
--------------------

Moody's
                          Principal

Rating
 Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
   Rate         Date        (000)       (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
LONG-TERM INVESTMENTS--96.7%
------------------------------------------------------------
-----------------
-------------------------------------------------
Adams Twnshp. Sch. Dist. Rev., Gen. Oblig., A.M.B.A.C.
Aaa
   6.60%        5/01/24   $  1,000     $ 1,053,750
Arpt. Michigan Comm. Sch. Dist., A.M.B.A.C.
Aaa
   5.125        5/01/22      1,535       1,377,877
Breitung Twnshp. Sch. Dist. Rev., Gen. Oblig., M.B.I.A.
Aaa
   6.30         5/01/15        250         257,363
Canton Charter Twnshp. Bldg. Auth.,
   Wayne Cnty. Golf Course, F.S.A.
Aaa
   4.75         1/01/11        450         398,214
   Wayne Cnty. Golf Course, F.S.A.
Aaa
   4.75         1/01/12        450         393,610
   Wayne Cnty. Golf Course, F.S.A.
Aaa
   4.75         1/01/13        500         432,205
   Wayne Cnty. Golf Course, F.S.A.
Aaa
   4.75         1/01/14        500         430,530
Central Michigan Univ. Rev.
A
   7.00        10/01/10        700 (b)     789,509
Chippewa Valley Sch. Dist., F.G.I.C.
Aaa
   5.00         5/01/21      2,400       2,118,888
Detroit Econ. Dev. Corp., Res. Rec. Rev., Ser. A, F.S.A.
Aaa
   6.875        5/01/09      1,000       1,078,730
Detroit Wtr. Supply Sys. Rev.,
   F.G.I.C.
Aaa
   4.75         7/01/19      1,000         843,610
   F.G.I.C.
Aaa
   5.00         7/01/23      1,250       1,098,550
Detroit Sewage Disp. Rev., F.G.I.C.
Aaa
   5.70         7/01/23      2,000       1,895,860
Detroit St. Aid, Gen. Oblig.
Baa
   5.625        5/01/97      1,500       1,523,325
Dickinson Cnty., Mem. Hosp. Sys. Rev.
Ba1
   8.00        11/01/14      1,000       1,013,800
Ferris St. Univ. Gen. Rev., A.M.B.A.C.
Aaa
   5.80        10/01/05        440         467,949
Grand Rapids San. Swr. Sys. Rev.
A1
   7.00         1/01/16        500         533,925
Guam Pwr. Auth. Rev., Ser. A
BBB(e)
   6.625       10/01/14      1,000       1,024,770
Holland Sch. Dist., A.M.B.A.C.
Aaa
   Zero         5/01/15      2,400         732,648
Huron Valley Sch. Dist., Gen. Oblig., F.G.I.C.
Aaa
   Zero         5/01/10      3,500       1,487,500
Jackson Cnty., Hosp. Fin. Auth. Rev., Ser. A, F.G.I.C.
Aaa
   5.25         6/01/23      1,500       1,350,555
Kent Hosp. Fac. Fin. Auth. Rev., Blodgette Mem. Med. Ctr.,
   Ser. A
A
   7.25         7/01/05        500         540,100
Lincoln Sch. Dist., Gen. Oblig., F.G.I.C.
Aaa
   5.80         5/01/14        500         494,335
Michigan Higher Ed., Student Loan Auth. Rev., Ser. XIII-A,
   M.B.I.A.
Aaa
   7.55        10/01/08        500         546,875
Michigan Pub. Pwr. Agcy. Rev.,
   Belle River Proj., Ser. A
A1
   5.25         1/01/18      1,250       1,132,500
   Belle River Proj.
A1
   5.00         1/01/19      1,000         870,670
Michigan St. Hosp. Fin. Auth. Rev.,
   Bay Med. Ctr., Ser. A
Baa1
   8.25         7/01/12      2,000       2,136,180
   Henry Ford Hosp.
Aaa
   9.00         5/01/08      2,340       2,961,130
   Hosp. Genesys Hlth. Sys.
Baa
   8.125       10/01/21      1,000       1,074,550
   Hosp. Genesys Hlth. Sys.
Baa
   7.50        10/01/27        500         510,930
   Hosp. Pontiac Osteopathic, Ser. A
Baa1
   6.00         2/01/24        900         785,583
   McLaren Obligated Group, Ser. A
Aaa
   7.50         9/15/21        800 (b)     935,104
   Oakwood Hosp. Obligated Group, F.G.I.C.
Aaa
   6.95         7/01/02      1,000  b)(c)   1,123,260
   Sisters of Mercy, Ser. H, M.B.I.A.
Aaa
   7.50         8/15/07      2,000       2,179,100

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
3 -----

PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995
MICHIGAN
SERIES
------------------------------------------------------------
--------------------

Moody's
                          Principal

Rating
 Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
   Rate         Date        (000)       (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
Michigan St. Hsg. Dev. Auth. Rev.,
   Multifamily Mtge. Insured Hsg., Ser. A
A+(e)
   7.15%        4/01/10   $  1,000     $ 1,057,640
   Multifamily Mtge. Insured Hsg., Ser. A
A+(e)
   7.70         4/01/23        500         532,010
   Sngl. Fam. Mtge., Ser. A
AA(e)
   7.70        12/01/16        370         397,361
Michigan St. Strategic Fund Ltd. Obligated Rev.,
   Waste Mgmt. Inc. Proj.
A1
   6.625       12/01/12      2,000       2,066,000
Michigan St. Trunk Line Hwy.,
   Ser. A, A.M.B.A.C.
Aaa
   Zero        10/01/05      2,600       1,534,234
   Ser. A, A.M.B.A.C.
Aaa
   Zero        10/01/06      1,250         691,012
Michigan St. Univ. Rev., Ser. A
A1
   5.50         8/15/22        640         590,278
Monroe Cnty. Poll. Ctrl. Rev., Detroit Edison Co., F.G.I.C.
Aaa
   7.65         9/01/20      2,000       2,248,940
Mt. Pleasant Wtr. Rev., Wtr. & Swr.,
   M.B.I.A.
Aaa
   5.00         2/01/22        520         458,354
   M.B.I.A.
Aaa
   4.00         2/01/23        550         401,715
   M.B.I.A.
Aaa
   4.00         2/01/24        585         425,061
Oak Park, Gen. Oblig.,
   A.M.B.A.C.
Aaa
   7.00         5/01/11        375 (b)     429,128
   A.M.B.A.C.
Aaa
   7.00         5/01/12        400 (b)     457,736
Oakland Cnty., Leuders Drainage Dept., A.M.B.A.C.
Aaa
   5.50         5/01/09        350         348,971
Oakland Univ. Rev., Gen. Oblig., M.B.I.A.
Aaa
   5.75         5/15/26      1,400       1,358,644
Posen Cons. Sch. Dist., Sch. Dist. No. 9, M.B.I.A.
Aaa
   6.75         5/01/22      1,000       1,076,060
Puerto Rico Commonwlth. Hwy. Auth. Rev.,
   Ser. Q
Baa1
   7.75         7/01/16      1,500 (b)   1,742,595
   M.B.I.A.
Aaa
   5.782        7/01/08      2,000       2,068,460
Puerto Rico Elec. Pwr. Auth. Rev., Ser. N
Baa1
   7.125        7/01/14        920         992,395
Puerto Rico Ind., Tourist, Edu., Med. & Envir. Ctrl. Facs.,
   Hosp. Auxilio Mutuo Oblig. Grp. A, M.B.I.A.
Aaa
   6.25         7/01/24      1,000       1,021,880
Saginaw Valley St. Univ. Gen. Rev., M.B.I.A.
Aaa
   5.375        7/01/16        790         744,172
St. Clair Cnty., Wtr. Supply Sys. No. VII, IRA Township,
   A.M.B.A.C.
Aaa
   5.25         7/01/15      1,000         901,820
Tri-Cnty. Area Schs., Gen. Oblig., F.G.I.C.
Aaa
   5.25         5/01/20      2,000       1,834,400
Univ. of Michigan Major Cap. Proj. Rev.
Aa1
   5.50         4/01/13        355         341,446
Univ. of Michigan Rev.,
   Pkg. Sys. Rfdg.
Aa
   5.00         6/01/15        500         445,195
Virgin Islands Pub. Fin. Auth. Rev., Matching Loan Notes,
   Ser. A
NR
   7.25        10/01/18        500         527,480
Virgin Islands Wtr. & Pwr. Auth., Elec. Sys. Rev., Ser. A
NR
   7.40         7/01/11        500         531,620
Warren Cons. Sch. Dist., Consolidated Sch. Dist., Ser. II,
   F.G.I.C.
Aaa
   5.25         5/01/21      1,000         915,740
Wayne Cnty. Arpt. Rev., M.B.I.A.
Aaa
   6.125       12/01/24        500         502,565
Wayne Cnty. Bldg. Auth., Ser. A
Baa
   8.00         3/01/17      1,250 (b)   1,491,013
Western Michigan Univ. Gen. Rev., F.G.I.C.
Aaa
   5.00         7/15/21        500         441,240
Wyandotte Elec. Rev., M.B.I.A.
Aaa
   6.25        10/01/08      2,000       2,185,460

                                       -----------
Total long-term investments (cost $63,241,333)
                                        66,354,110

------------------------------------------------------------
--------------------
-----                                  4      See Notes to
Financial Statements.

PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995
MICHIGAN
SERIES
------------------------------------------------------------
--------------------

Moody's
                          Principal

Rating
 Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
   Rate         Date        (000)       (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
SHORT-TERM INVESTMENTS--0.3%
Michigan Strategic Fund Poll. Ctrl. Rev., Consumers Pwr.
   Proj., F.R.D.D., Ser. 88A
   (cost $200,000)
P-1
   3.55%        9/01/95   $    200     $   200,000

                                       -----------
Total Investments--97.0%
(cost $63,441,333; Note 4)
                                        66,554,110
Other assets in excess of liabilities--3.0%
                                         2,029,503

                                       -----------
Net Assets--100%
                                       $68,583,613

                                       -----------

                                       -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance
Corporation.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note(d).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Association.

 (b) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
 (c) Pledged as initial margin on financial futures contracts.
 (d) For purposes of amortized cost valuation, the maturity date of Floating
Rate Demand Notes is considered to be the later of
     the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
 (e) Standard & Poor's rating.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information
contains a description
of
Moody's and Standard & Poor's ratings.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.
5 -----

PRUDENTIAL
MUNICIPAL SERIES FUND
Statement of Assets and Liabilities
MICHIGAN
SERIES
------------------------------------------------------------
--------------------

Assets
                                August 31, 1995
Investments, at value (cost
$63,441,333)................................................
 .................
 .....      $66,554,110
Cash........................................................
 .................
 .................................           60,311
Interest
receivable..................................................
 .................
 ........................        1,077,967
Receivable for investments
sold........................................................
 .................
 ......        1,044,792
Receivable for Fund shares
sold........................................................
 .................
 ......           16,297
Other
assets......................................................
 .................
 ...........................            1,814

                                     -----------
   Total
assets......................................................
 .................
 ........................       68,755,291

                                     -----------
Liabilities
Accrued
expenses....................................................
 .................
 .........................           50,427
Dividends
payable.....................................................
 .................
 .......................           35,908
Management fee
payable.....................................................
 .................
 ..................           25,921
Payable for Fund shares
reacquired..................................................
 .................
 .........           23,957
Distribution fee
payable.....................................................
 .................
 ................           19,803
Due to broker-variation margin
payable.....................................................
 ...................
         14,062
Deferred trustee
fees........................................................
 .................
 ................            1,600

                                     -----------
   Total
liabilities.................................................
 .................
 ........................          171,678

                                     -----------
Net
Assets......................................................
 .................
 .............................      $68,583,613

                                     -----------

                                     -----------
Net assets were comprised of:
   Shares of beneficial interest, at
par.........................................................
 .............
$    57,725
   Paid-in capital in excess of
par.........................................................
 ..................
     64,831,781

                                     -----------

                                      64,889,506
   Accumulated net realized gain on
investments.................................................
 ..............
     598,830
   Net unrealized appreciation on
investments.................................................
 ................
     3,095,277

                                     -----------
   Net assets, August 31,
1995........................................................
 .................
 .......      $68,583,613

                                     -----------

                                     -----------
Class A:
   Net asset value and redemption price per share
      ($27,024,496 / 2,273,555 shares of beneficial interest
issued and
outstanding)..........................           $11.89
   Maximum sales charge (3.0% of offering
price)......................................................
 ........
   .37

                                     -----------
   Maximum offering price to
public......................................................
 .................
 ....           $12.26

                                     -----------

                                     -----------
Class B:
   Net asset value, offering price and redemption price per
share
      ($41,459,262 / 3,490,489 shares of beneficial interest
issued and
outstanding)..........................           $11.88

                                     -----------

                                     -----------
Class C:
   Net asset value, offering price and redemption price per
share
      ($99,855 / 8,407 shares of beneficial interest issued
and
outstanding)..................................
$11.88

                                     -----------

                                     -----------

------------------------------------------------------------
--------------------
-----                                  6      See Notes to
Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
PRUDENTIAL
MUNICIPAL SERIES FUND
MICHIGAN SERIES
MICHIGAN
SERIES
Statement of Operations
Statement of
Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31,
1995
Income
   Interest.................................     $ 4,423,046
                                               -------------
--
Expenses
   Management fee, net waiver of $22,911....         323,133
   Distribution fee--Class A................          16,932
   Distribution fee--Class B................         261,080
   Distribution fee--Class C................             458
   Custodian's fees and expenses............          94,000
   Reports to shareholders..................          65,000
   Transfer agent's fees and expenses.......          57,000
   Registration fees........................          42,000
   Audit fee................................          11,000
   Legal fees...............................          10,000
   Trustees' fees...........................           3,200
   Miscellaneous............................           7,168
                                               -------------
--
      Total expenses........................         890,971
   Less: custodian fee credit...............
(2,591)
                                               -------------
--
      Net expenses..........................         888,380
                                               -------------
--
Net investment income.......................       3,534,666
                                               -------------
--
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................       1,174,983
   Financial futures contract
      transactions..........................
(329,952)
                                               -------------
--
                                                     845,031
                                               -------------
--
Net change in unrealized
   appreciation/depreciation of:
   Investments..............................
(146,487)
   Financial futures contracts..............          38,125
                                               -------------
--

(108,362)
                                               -------------
--
Net gain on investments.....................         736,669
                                               -------------
--
Net Increase in Net Assets
Resulting from Operations...................     $ 4,271,335
                                               -------------
--
                                               -------------
--

Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1995            1994
Operations
   Net investment income..........  $  3,534,666    $
3,752,311
   Net realized gain on investment
      transactions................       845,031
455,336
   Net change in unrealized
      appreciation/depreciation of
      investments.................      (108,362)
(4,917,813)
                                    ------------    --------
----
   Net increase (decrease) in net
      assets resulting from
      operations..................     4,271,335
(710,166)
                                    ------------    --------
----
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A.....................      (898,307)
(237,966)
      Class B.....................    (2,633,512)
(3,514,345)
      Class C.....................        (2,847)
--
                                    ------------    --------
----
                                      (3,534,666)
(3,752,311)
                                    ------------    --------
----
   Distributions from net realized
      gains
      Class A.....................       (12,146)
(25,697)
      Class B.....................      (177,027)
(429,245)
      Class C.....................           (43)
--
                                    ------------    --------
----
                                        (189,216)
(454,942)
                                    ------------    --------
----
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold........................     4,796,012
13,225,456
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     2,351,573
2,730,066
   Cost of shares reacquired......   (13,930,082)
(10,334,965)
                                    ------------    --------
----
   Net increase (decrease) in net
      assets from Series share
      transactions................    (6,782,497)
5,620,557
                                    ------------    --------
----
Total increase (decrease).........    (6,235,044)
703,138
Net Assets
Beginning of year.................    74,818,657
74,115,519
                                    ------------    --------
----
End of year.......................  $ 68,583,613    $
74,818,657
                                    ------------    --------
----
                                    ------------    --------
----

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
7 -----

PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements
MICHIGAN
SERIES
------------------------------------------------------------
--------------------
Prudential Municipal Series Fund (the ``Fund'') is
registered under the
Investment Company Act of 1940, as an open-end investment
company. The Fund was
organized as a Massachusetts business trust on May 18, 1984
and consists of
seventeen series. The monies of each series are invested in
separate,
independently managed portfolios. The Michigan Series (the
``Series'') commenced
investment operations in September, 1984. The Series is
diversified and seeks
to
achieve its investment objective of obtaining the maximum
amount of income
exempt from federal and applicable state income taxes with
the minimum of risk
by investing in ``investment grade'' tax-exempt securities
whose ratings are
within the four highest ratings categories by a nationally
recognized
statistical rating organization or, if not rated, are of
comparable quality. The
ability of the issuers of the securities held by the Series
to meet their
obligations may be affected by economic or political
developments in a specific
state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting
policies followed by the
Fund, and the Series, in the preparation of its financial
statements.
Securities Valuations: The Fund values municipal securities
(including
commitments to purchase such securities on a ``when-issued''
basis) on the basis
of prices provided by a pricing service which uses
information with respect to
transactions in bonds, quotations from bond dealers, market
transactions in
comparable securities and various relationships between
securities in
determining values. If market quotations are not readily
available from such
pricing service, a security is valued at its fair value as
determined under
procedures established by the Trustees.
Short-term securities which mature in more than 60 days are
valued at current
market quotations. Short-term securities which mature in 60
days or less are
valued at amortized cost.
All securities are valued as of 4:15 P.M., New York time. Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of
securities at a set price
for delivery on a future date. Upon entering into a
financial futures contract,
the Series is required to pledge to the broker an amount of
cash and/or other
assets equal to a certain percentage of the contract amount.
This amount is
known as the ``initial margin''. Subsequent payments, known
as ``variation
margin'', are made or received by the Series each day,
depending on the daily
fluctuations in the value of the underlying security. Such
variation margin is
recorded for financial statement purposes on a daily basis
as unrealized gain
or
loss. When the contract expires or is closed, the gain or
loss is realized and
is presented in the statement of operations as net realized
gain (loss) on
financial futures contracts.
The Series invests in financial futures contracts in order
to hedge it's
existing portfolio securities, or securities the Series
intends to purchase,
against fluctuations in value caused by changes in
prevailing interest rates.
Should interest rates move unexpectedly, the Series may not
achieve the
anticipated benefits of the financial futures contracts and
may realize a loss.
The use of futures transactions involves the risk of
imperfect correlation in
movements in the price of futures contracts, interest rates
and the underlying
hedged assets.
Securities Transactions and Investment Income: Securities
transactions are
recorded on the trade date. Realized gains and losses on
sales of securities are
calculated on the identified cost basis. Interest income is
recorded on the
accrual basis. The Series amortizes premiums and original
issue discount paid
on
purchases of portfolio securities as adjustments to interest income.
Net investment income (other than distribution fees) and
unrealized and realized
gains or losses are allocated daily to each class of shares
based upon the
relative proportion of net assets of each class at the
beginning of the day.
Federal Income Taxes: For federal income tax purposes, each
series in the Fund
is treated as a separate taxpaying entity. It is the intent
of the Series to
meet the requirements of the Internal Revenue Code
applicable to regulated
investment companies and to distribute all of its net income to shareholders.
For this reason and because substantially all of the Series'
gross income
consists of tax-exempt interest, no federal income tax
provision is required.
Dividends and Distributions: The Series declares daily
dividends from net
investment income. Payment of dividends is made monthly.
Distributions of net
capital gains, if any, are made annually.
Income distributions and capital gain distributions are
determined in accordance
with income tax regulations which may differ from generally
accepted accounting
principles.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual
Fund Management, Inc.
(``PMF''). Pursuant to this agreement, PMF has
responsibility for all investment
advisory services and supervises the subadviser's
------------------------------------------------------------
--------------------
-----                                  8

PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements
MICHIGAN
SERIES
------------------------------------------------------------
--------------------
performance of such services. PMF has entered into a
subadvisory agreement with
The Prudential Investment Corporation (``PIC''). PIC
furnishes investment
advisory services in connection with the management of the
Fund. PMF pays for
the services of PIC, the cost of compensation of officers of the Fund, occupancy
and certain clerical and bookkeeping costs of the Fund. The
Fund bears all other
costs and expenses.
The management fee paid PMF is computed daily and payable
monthly, at an annual
rate of .50 of 1% of the average daily net assets of the
Series. Effective
January 1, 1995, PMF has agreed to waive a portion (.05 of
1% of the Series'
average daily net assets) of its management fee, which
amounted to $22,911
($0.004 per share for Class A, B and C shares; .03% of
average net assets). The
Series' is not required to reimburse PMF for such waiver. The Fund has distribution agreements with Prudential Mutual Fund Distributors,
Inc. (``PMFD''), which acts as the distributor of the Class
A shares of the
Fund, and with Prudential Securities Incorporated (``PSI''), which acts as
distributor of the Class B and Class C shares of the Fund
(collectively the
``Distributors''). The Fund compensates the Distributors for distributing and
servicing the Fund's Class A, Class B and Class C shares,
pursuant to plans of
distribution (the ``Class A, B and C Plans''), regardless of expenses actually
incurred by them. The distribution fees are accrued daily
and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors
for distribution-related activities at an annual rate of up
to .30 of 1%, .50
of
1% and 1%, of the average daily net assets of the Class A, B and C shares,
respectively. Such expenses under the Plans were .10 of 1%,
 .50 of 1% and .75
of
1% of the average daily net assets of the Class A, B and C
shares, respectively,
for the fiscal year ended August 31, 1995.
PMFD has advised the Series that it has received
approximately $8,100 in
front-end sales charges resulting from sales of Class A
shares during the fiscal
year ended August 31, 1995. From these fees, PMFD paid such
sales charges to PSI
and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid
commissions to salespersons and incurred other distribution
costs.
PSI has advised the Series that for the fiscal year ended
August 31, 1995, it
received approximately $127,100 in contingent deferred sales charges imposed
upon certain redemptions by Class B shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC
are indirect,
wholly-owned subsidiaries of The Prudential Insurance
Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-
owned subsidiary of
PMF, serves as the Fund's transfer agent. During the fiscal
year ended August
31, 1995, the Series incurred fees of approximately $39,000
for the services of
PMFS. As of August 31, 1995, approximately $3,100 of such
fees were due to PMFS.
Transfer agent fees and expenses in the Statement of
Operations include certain
out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series,
excluding short-term
investments, for the fiscal year ended August 31, 1995 were
$22,270,724 and
$30,476,270, respectively.
At August 31, 1995, the Fund sold 20 financial futures
contracts on the
Municipal Bond Index and 10 on the U.S. Treasury Index both
of which expire in
September, 1995. The value at disposition of such contracts
is $3,420,313. The
value of such contracts on August 31, 1995 was $3,402,813,
thereby resulting in
an unrealized loss of $17,500.
The cost basis of investments for federal income tax
purposes is substantially
the same as for financial reporting purposes and,
accordingly, as of August 31,
1995, net unrealized appreciation for federal income tax
purposes was $3,112,777
(gross unrealized appreciation--$3,601,842; gross unrealized depreciation--$489,065).
------------------------------------------------------------
Note 5. Capital
The Series offers Class A, Class B and Class C shares. Class
A shares are sold
with a front-end sales charge of up to 3.0%. Class B shares
are sold with a
contingent deferred sales charge which declines from 5% to
zero depending on the
period of time the shares are held. Class C shares are sold
with a contingent
deferred sales charge of 1% during the first year. Class B
shares will
automatically convert to Class A shares on a quarterly basis approximately seven
years after purchase.
The Fund has authorized an unlimited number of shares of
beneficial interest of
each class at $.01 par value per share. Transactions in
shares of
------------------------------------------------------------
--------------------

9 -----

PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements
MICHIGAN
SERIES
------------------------------------------------------------
--------------------
beneficial interest for the fiscal years ended August 31, 1994 and 1995 were as follows:

Class A                                 Shares
Amount
------------------------------------  ----------    --------
----
Year ended August 31, 1995:
Shares sold.........................      39,300    $
455,090
Shares issued in reinvestment of
  dividends
  and distributions.................      47,423
558,002
Shares reacquired...................    (207,127)
(2,427,463)
                                      ----------    --------
----
Net decrease in shares outstanding
  before conversion.................    (120,404)
(1,414,371)
Shares issued upon conversion from
  Class B...........................   1,993,537
23,087,478
                                      ----------    --------
----
Net increase in shares
  outstanding.......................   1,873,133    $
21,673,107
                                      ----------    --------
----
                                      ----------    --------
----
Year ended August 31, 1994:
Shares sold.........................     125,287    $
1,540,765
Shares issued in reinvestment of
  dividends
  and distributions.................      14,526
176,113
Shares reacquired...................     (44,147)
(531,472)
                                      ----------    --------
----
Net increase in shares
  outstanding.......................      95,666    $
1,185,406
                                      ----------    --------
----
                                      ----------    --------
----
Class B
------------------------------------
Year ended August 31, 1995:
Shares sold.........................     366,931    $
4,247,921
Shares issued in reinvestment of
  dividends
  and distributions.................     155,664
1,790,735
Shares reacquired...................  (1,004,534)
(11,502,619)
                                      ----------    --------
----
Net decrease in shares outstanding
  before conversion.................    (481,939)
(5,463,963)
Shares reacquired upon conversion
  into Class A......................  (1,995,260)
(23,087,478)
                                      ----------    --------
----
Net decrease in shares
  outstanding.......................  (2,477,199)
$(28,551,441)
                                      ----------    --------
----
                                      ----------    --------
----
Year ended August 31, 1994:
Shares sold.........................     953,569    $
11,684,491
Shares issued in reinvestment of
  dividends
  and distributions.................     210,536
2,553,953
Shares reacquired...................    (816,504)
(9,803,493)
                                      ----------    --------
----
Net increase in shares
  outstanding.......................     347,601    $
4,434,951
                                      ----------    --------
----
                                      ----------    --------
----
Class C                                 Shares
Amount
------------------------------------  ----------    --------
----
Year ended August 31, 1995:
Shares sold.........................       8,149    $
93,001
Shares issued in reinvestment of
  dividends
  and distributions.................         241
2,836
                                      ----------    --------
----
Net increase in shares
  outstanding.......................       8,390    $
95,837
                                      ----------    --------
----
                                      ----------    --------
----
August 1, 1994* through
  August 31, 1994:
Shares sold.........................          17    $
200
                                      ----------    --------
----
Net increase in shares
  outstanding.......................          17    $
200
                                      ----------    --------
----
                                      ----------    --------
----
---------------
* Commencement of offering of Class C shares.

------------------------------------------------------------
--------------------
-----                                  10

PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights
MICHIGAN
SERIES
------------------------------------------------------------
--------------------

Class A

---------------------------------------------------

Year Ended August
31,

---------------------------------------------------
                                                1995
1994       1993
   1992       1991
                                               -------     -
-----     ------
  ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........    $ 11.75
$12.51     $11.90
  $11.30     $10.81
                                               -------     -
-----     ------
  ------     ------
Income from investment operations
Net investment income......................        .64(a)
 .64        .67
     .68        .67
Net realized and unrealized gain (loss) on
  investment transactions..................        .17
(.69)       .71
     .60        .49
                                               -------     -
-----     ------
  ------     ------
   Total from investment operations........        .81
(.05)      1.38
    1.28       1.16
                                               -------     -
-----     ------
  ------     ------
Less distributions
Dividends from net investment income.......       (.64)
(.64)      (.67)
    (.68)      (.67)
Distributions from net realized gains......       (.03)
(.07)      (.10)
      --         --
                                               -------     -
-----     ------
  ------     ------
   Total distributions.....................       (.67)
(.71)      (.77)
    (.68)      (.67)
                                               -------     -
-----     ------
  ------     ------
Net asset value, end of year...............    $ 11.89
$11.75     $12.51
  $11.90     $11.30
                                               -------     -
-----     ------
  ------     ------
                                               -------     -
-----     ------
  ------     ------
TOTAL RETURN(b):...........................       7.13%
(0.38)%    11.95%
   11.63%     11.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..............    $27,024
$4,706     $3,814
  $1,618       $835
Average net assets (000)...................    $16,932
$4,505     $2,285
  $1,235       $694
Ratios to average net assets:
   Expenses, including distribution fees...       1.02%(a)
 .91%       .96%
     .98%      1.09%
   Expenses, excluding distribution fees...        .92%(a)
 .81%       .86%
     .88%       .99%
   Net investment income...................       5.31%(a)
5.27%      5.51%
    5.82%      6.09%
Portfolio turnover rate....................         33%
12%        14%
      30%        62%

---------------

 (a) Net of management fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
11 -----

PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights
MICHIGAN
SERIES
------------------------------------------------------------
--------------------

                                     Class C

Class B
                           -------------------------

-------------------------------------------------------
August 1,

                               Year         1994(d)

Year Ended
August 31,                        Ended         through

-------------------------------------------------------
August 31,
August 31,
                                                1995
1994        1993
     1992        1991          1995           1994
                                               -------     -
------     -------
   -------     -------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $ 11.75     $
12.51     $ 11.90
   $ 11.30     $ 10.81       $  11.75       $  11.78
                                               -------     -
------     -------
   -------     -------     ----------     ----------
Income from investment operations
Net investment income......................        .59(a)
 .59         .62
       .63         .63            .56(a)         .04
Net realized and unrealized gain (loss) on
  investment transactions..................        .16
(.69)        .71
       .60         .49            .16           (.03)
                                               -------     -
------     -------
   -------     -------     ----------     ----------
   Total from investment operations........        .75
(.10)       1.33
      1.23        1.12            .72            .01
                                               -------     -
------     -------
   -------     -------     ----------     ----------
Less distributions
Dividends from net investment income.......       (.59)
(.59)       (.62)
     (.63)       (.63)          (.56)          (.04)
Distributions from net realized gains......       (.03)
(.07)       (.10)
       --          --           (.03)            --
                                               -------     -
------     -------
   -------     -------     ----------     ----------
   Total distributions.....................       (.62)
(.66)       (.72)
     (.63)       (.63)          (.59)          (.04)
                                               -------     -
------     -------
   -------     -------     ----------     ----------
Net asset value, end of period.............    $ 11.88     $
11.75     $ 12.51
   $ 11.90     $ 11.30       $  11.88       $  11.75
                                               -------     -
------     -------
   -------     -------     ----------     ----------
                                               -------     -
------     -------
   -------     -------     ----------     ----------
TOTAL RETURN(b):...........................       6.60%
(0.78)%     11.51%
    11.18%      10.60%          6.29%          0.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............    $41,459
$70,112     $70,302
   $56,095     $59,400           $100           $200(e)
Average net assets (000)...................    $52,216
$72,095     $61,548
   $52,137     $50,809            $61           $199(e)
Ratios to average net assets:
   Expenses, including distribution fees...       1.37%(a)
1.31%       1.36%
     1.38%       1.49%          1.68%(a)       2.15%(c)
   Expenses, excluding distribution fees...        .87%(a)
 .81%        .86%
      .88%        .99%           .93%(a)       1.39%(c)
   Net investment income...................       5.04%(a)
4.87%       5.11%
     5.42%       5.66%          4.66%(a)       4.56%(c)
Portfolio turnover rate....................         33%
12%         14%
       30%         62%            33%            12%

---------------

 (a) Net of management fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
     Total returns for periods of less than a full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C shares.
 (e) Figures are actual and not rounded to the nearest thousand.

------------------------------------------------------------
--------------------
-----                                  12     See Notes to
Financial Statements.

PRUDENTIAL
MUNICIPAL SERIES FUND
Independent Auditors' Report
MICHIGAN
SERIES
------------------------------------------------------------
--------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Michigan Series
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Michigan
Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of
August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal
Series Fund, Michigan Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.
DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995

PRUDENTIAL
MUNICIPAL SERIES FUND
Federal Income Tax Information
MICHIGAN
SERIES
------------------------------------------------------------
--------------------
We are required by the Internal Revenue Code to advise you
within 60 days of the
Series' fiscal year end (August 31, 1995) as to the federal
tax status of
dividends paid by the Series during such fiscal year.
Accordingly, we are
advising you that in the fiscal year ended August 31, 1995,
dividends paid from
net investment income of $.64 per Class A share, $.59 per
Class B share, and
$.56 per Class C share were all federally tax-exempt
interest dividends. In
addition, the Series paid to Class A, B and C shares a long-
term capital gain
distribution of $.032 per share, which is taxable as such. In January 1996, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received
by you in calendar
year 1995.
------------------------------------------------------------
--------------------

13 -----

Getting The Most From Your Prudential Mutual Fund
Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable These annual and semi-annual reports are prepared to comply with Federal regulations.
They are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager who invests your money for you reports on successful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio managers favors and any changes that are on the drawing board.

Portfolio Of Investments
This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio
Manager's
Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you and thus is not a realized loss. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes In Net Assets
This schedule shows how income and expenses translate into changes in net assets, compared to last year's performance. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information we've presented is fair and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison
These charts are included in the annual report and are required by the
Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for
10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -
- the index
is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Getting The Most From Your Prudential Mutual Fund
When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco
Securities registered representative. Your advisor or representative can provide you with the following services.

There's No Reward Without Risk; But Is This Risk Worth It? Your financial adviser or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.
A financial adviser or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial adviser or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Prudential Municipal Series Trust: Michigan Series--Lehman
Bros. General Municipal Debt Index

The Prudential Municipal Series Fund: Michigan Series and the Lehman Bros. Index: Comparing a $10,000 Investment.

Class A
(CHART)

Class B
(CHART)

Class C
(CHART)

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, will be worth more or less than their original cost. The charts on the right are designed to give you an idea how much the Series' returns can fluctuate from year to year by measuring the best and worst years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Municipal Series Fund: Michigan
Series (Class A, Class B and Class C) with a similar investment in the Lehman
Brothers Municipal Bond Index by portraying the initial account values at the commencement of operations of each class (or 10 years ago, whichever is shorter), and subsequent account values at the end of the most recent reporting period (August 31), as measured on a quarterly basis beginning in 1990 for Class A shares, in 1985 for Class B shares, and in 1994 for
Class C shares.. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed
(a) that
the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on August 31, 1995; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
Class B shares automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graph. The graph and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees.

* Without waivers and expense subsidies the value of the $10,000 investment in the Series and the Series' average annual total return, as illustrated above, would have been lower, as indicated in parentheses (
).

The Index is a weighted index comprised of 21,000 municipal bonds (General obligation bonds, revenue bonds, insured bonds and prerefunded bonds) selected by Lehman Brothers as representative of the long-term investment grade municipal bond market. It is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the transaction costs and advisory fees paid by the Series' investors. The Index's holdings differ from the Series' portfolio. The Index is not the only one that may be used to characterize performance of bond funds and other indices may portray different comparative performance.

Prudential Mutual Funds
One Seaport Plaza
New York, NY  10292
Toll Free  (800) 225-1852
(LOGO)

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy Hays Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace Torres, Treasurer
S. Jane Rose, Secretary
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Assistant Secretary
Ronald Amblard, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributors
Prudential Mutual Fund Distributors, Inc.
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
74435M671  MF120E
74435M689  Cat. #6427410
74435M556

(ICON)

Prudential
Municipal
Series Fund

Minnesota Series

Annual Report
Aug. 31, 1995

(LOGO)

Prudential Municipal Series Fund
Minnesota Series

Performance At A Glance.

It has been a good year for shareholders of the Prudential
Municipal Series
Fund: Minnesota Series. Municipal bond investors not only earned their coupon income, but also saw a gain in net asset value as well. Although returns were favorable, your fund lagged the average Minnesota bond fund measured by Lipper
Analytical Services because its average maturity was shorter than that of its peers.

Cumulative Total Returns1                                As
of 8/31/95

                                    One    Five     Ten
Since
                                   Year   Years    Years
Inception2
                     Class A       6.3%   40.5%     N/A
43.3%
                     Class B       5.9    37.7    102.3%
127.5
                     Class C       5.6    N/A     N/A
5.6
Lipper MN Muni Avg3                6.6    44.3    118.4
79.0


Average Annual Total Returns1
As of 9/30/95

                                    One    Five     Ten
Since
                                   Year   Years    Years
Inception2
                     Class A       4.8%   6.4%     N/A
6.0%
                     Class B       2.7    6.5      7.6%
7.8
                     Class C       6.4    N/A      N/A
5.1


Taxable Equivalent Yield
                          Total Dividends      30-Day
At Tax Rates of
                          Paid for 12 Mos.   SEC Yield
36%      39.6%
  Your         Class A       $0.60             2.88%
4.92%     5.21%
Dividend       Class B       $0.55             2.98
5.09      5.39
As of 8/31/95  Class C       $0.52             3.15
5.38      5.70

Past performance is not a guarantee of future results.
Principal and investment
return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper
Analytical Services. The
cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Series charged a maximum front-end sales load of 3% for Class A shares and a contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years.

2Inception dates: 1/22/90 for Class A; 10/4/84 for Class B;
and 8/1/94 for
Class C.

3The Lipper Minnesota Municipal Bond fund average includes
36 funds for one
year, 17 for five years, four for 10 years and three funds since inception of the Class B shares on 10/4/84.

How Investments Compared.
    (As of 8/31/95)

        (GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different
-- we provide
12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk.
The greater the
risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes a good deal) and their returns are historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes. (20-year returns are not available.)

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

*19 years for General Muni Debt Funds.

Marie Conti, Fund Manager

(PHOTO)

Portfolio
Manager's Report

The Series invests in carefully selected long-term municipal bonds that offer a high level of current income exempt from Minnesota personal income and federal income taxes consistent with preservation of capital. Certain shareholders may be subject to the federal alternative minimum tax, however.
The Series invests primarily in obligations of Minnesota State, municipal and local governments, including U.S. territories (such as Puerto Rico, the U.S.
Virgin Islands and Guam), the income of which is also exempt from federal and
Minnesota personal income taxes.

Merger Approved.

Shareholders have approved a plan to merge the Prudential
Municipal Series
Fund: Minnesota Series with the Prudential National
Municipals Fund effective
October 27. Until the merger, Marie Conti has served as portfolio manager of the Prudential Municipal Series Fund: Minnesota Series. She was named to the position in May.

Strategy Session.
It has been a positive year for tax-free municipal bonds. Although interest rates rose sharply in 1994 on inflation fears, they have tumbled back down slowly this year, as economic growth slowed. The Bond Buyer Revenue Bond Index
Yield stood at 6.4% on September 1,1994 (the index is calculated on
Thursdays), and rose by a percentage point to a high of 7.4% in mid-October
1994, before falling to 6.3% on August 31, 1995. As you can see, when the dust had settled, long-term municipal bond interest rates ended the period lower.

As interest rates fell, we purchased higher-yielding bonds, slightly decreasing our holdings in Triple-A rated and insured bonds and slightly increasing assets in A and AA-rated bonds, relying heavily on our research staff. For example, we increased our holdings in transportation bonds to 18% of net assets and health-care bonds to 11% of net assets. Minnesota is a leading health-care center -- it's the home of the Mayo Clinic -- so it provides attractive investment opportunities in this sector.

State Of The State.
Minnesota is above average in job gains and employment. It has a sturdy, well-diversified economy. Unemployment this year ran as much as two full percentage points below the national average, as a result of healthy job gains in services, trade, manufacturing and government. The state's government is fiscally conservative and only moderately indebted. A policy adopted in 1993 stipulates a six-year budgetary time frame, mandatory limits on growth in spending, and debt management guidelines. The nearly $17 billion 1994-1995 budget is estimated to close with a $921 balance in October. The state is required to set aside revenues for future cash flow to avoid the need for short-term borrowing.

Sector Breakdown.
(CHART)

What Went Well.

We Held On To Good Yields.
We increased assets invested in non-callable bonds (those that cannot be paid off prematurely by the issuer to save on interest costs) to 13%, up from 6% a year ago. These bonds not only offer attractive yields but also appreciate well when interest rates decline. They are valuable because not many bonds offer protection from call risk -- only about a third of the securities in the
Lehman Brothers' Municipal Bond Index are non-callable.

And Not So Well.
A Longer Duration Would Have Helped.
Duration measures the sensitivity of a bond's price to interest rate changes.
The longer the duration, the more a bond's price appreciates when interest rates fall and vice versa. Over the winter, our duration was shorter than that of some competing funds, because we expected stronger economic growth.
As the slowdown became apparent in the second quarter, we extended duration.
Duration generally ranged from 6.1 years to 7.0 years, and was 7.0 years on
August 31.

Municipals Suffered From Tax Talk.
Congress is considering various changes in the federal income tax, including a flat tax -- an income tax at a single, flat rate. One proposal would eliminate taxes on most investment income. Clearly, this has created uncertainty in the municipal market -- one reason why municipal bonds did not follow taxable bond prices higher this spring. At this writing, we believe it is unlikely that a flat tax proposal in this form is likely to pass Congress -- especially not before next year's election.

Looking Ahead.
Municipal bond yields are very attractive now. As we mentioned earlier, when
U.S. government and corporate bond yields fell this spring, municipal yields did not follow to the same extent. That means there are some very good buying opportunities now in the municipal market.

Should interest rates remain stable, investors may look forward to earning their coupon. Plus, if interest rates fall further, municipal bond investors could reasonably expect some price appreciation as well.

Nevertheless, municipal bond investors should be prepared to weather some volatility this year as various proposals to change the country's income tax structure are proposed and debated. Overall, we believe municipal bonds still offer good value, and that volatility can offer some attractive buying opportunities.

President's Letter                          October 11, 1995

(PHOTO)

Dear Shareholder:
We hope you like the fresh look and information we've given
your shareholder
letter. We've also introduced another feature, called
Getting the Most Out of
Your Prudential Mutual Fund, which will appear from time to
time at the back of
your report. Look for topics like "Understanding Risk &
Reward" as well as
easy-to-understand explanations of financial terms. Why are
we providing such
information? Because at Prudential Mutual Funds, we believe
an informed
investor makes smart investment decisions.
------------------------------------------------------------
-------------------
On the Hill
As an informed investor, you should know about the "American
Dream Savings
Account" that is part of the federal budget package now under debate in the
Senate. It is a type of Individual Retirement Account that offers a common-sense approach to long-term saving. Investors should like it because --

- You can withdraw funds -- without penalty -- to pay for certain expenses like buying a first home, medical care or educational needs;

- All account earnings would accumulate tax-free, not merely tax-deferred like the current IRA;

- You can make contributions past age 70 1/2, instead of having to take distributions as the current law requires.

Of course, the federal budget process is never easy and
while we hope this
measure is adopted, there's no way of knowing if it will be.
So why not let
your Senator and/or Representative know your opinion today?
Simply call
202-224-3121.
------------------------------------------------------------
-------------------
In Closing
One final note: if you're a Class B shareholder of other
Prudential Mutual
Funds, you'll begin noticing a change on your statements once you've held your shares for seven years. At that time, they will automatically begin to convert to Class A shares on a quarterly basis. Since Class A shares carry lower annual distribution charges than Class B shares, your total returns will be higher after the conversion than they would have been without it. Conversions started earlier this year and beginning in December they will take place during each calendar quarter -- December, March, June and September. It's our way of thanking you for your loyalty -- and rewarding you for maintaining a long-term investment program by helping you earn more total investment return on your
Prudential Mutual Fund. I hope you'll find this information useful as you work with your financial advisor or registered representative to develop your personal investment plan.

Thank you for choosing Prudential Mutual Funds for your mutual fund investment.

Sincerely,

Richard A. Redeker
President

Portfolio of Investments as of                 PRUDENTIAL
MUNICIPAL SERIES FUND
August 31, 1995                                MINNESOTA
SERIES
------------------------------------------------------------
--------------------

Moody's
                          Principal

Rating
 Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
   Rate         Date        (000)       (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
LONG-TERM INVESTMENTS--94.6%
------------------------------------------------------------
-----------------
-------------------------------------------------
Anoka Hennepin Indpt. Sch. Dist., No. 11, Ser. C, C.G.I.C.
Aaa
   Zero         2/01/12    $ 1,575     $   604,406
Dakota Cnty. Hsg. & Redev. Auth., Burnsville & Inner
   Grove, Sngl. Fam. Mtge., F.G.I.C.
Aaa
   9.375%       5/01/18         10          10,786
Metropolitan Council of Minneapolis,
   Hubert H. Humphrey Metrodome
A
   6.00        10/01/09        500         510,845
   St. Paul Met. Area, Ser. A
Aaa
   6.25        12/01/06        750         800,962
   St. Paul Met. Area, Ser. D
Aaa
   6.75         9/01/10        500         536,005
Minneapolis Cmnty. Dev. Agcy.,
   St. Paul Hsg. & Redev. Auth. Rev.
Aa
   9.875       12/01/15         10          10,338
   Tax Increment Rev., M.B.I.A.
Aaa
   Zero         9/01/01        750         565,883
   Tax Increment Rev., M.B.I.A.
Aaa
  Zero          3/01/06      1,000         575,010
   Tax Increment Rev., M.B.I.A.
Aaa
  Zero          9/01/07      1,000         523,910
Minneapolis Hosp. Rev.,
   Lifespan Inc., Ser. B
A1
    8.70       12/01/02        820(c)      918,384
   Lifespan Inc., Ser. B
A
    8.125       8/01/17        800         885,936
Minneapolis-St. Paul Hsg. Fin. Brd. Rev., Sngl.
   Fam. Mtge., G.N.M.A.
AAA(d)
    7.30        8/01/31        910         962,489
Minneapolis-St. Paul Met. Arpts., Ser. 7
Aaa
    7.80        1/01/14      1,000       1,112,630
Minnesota Pub. Facs. Auth.,
   Wtr. Poll. Ctrl. Rev., Ser. A
AA+(d)
    6.90        3/01/03        500         556,145
   Wtr. Poll. Ctrl. Rev.,
AA+(d)
    7.00        3/01/09        650         706,583
Minnesota St. Higher Ed. Facs. Auth. Rev.,
   Macalester Coll.
Aa
    6.40        3/01/22        500         514,690
   Univ. of St. Thomas
A1
    5.60        9/01/14        300         289,134
Minnesota St., Deleuth Arpt. Lease Rev., Ser. C
Aa1
    6.25        8/01/14        500         511,455
Minnesota St., Gen. Oblig.
Aa1
    6.00       10/01/13        500         511,915
Northern Mun. Pwr. Agcy.,
   Elec. Sys. Rev., Ser. A
A
    7.25        1/01/16        370         405,457
   Elec. Sys. Rev., Ser. B., A.M.B.A.C.
Aaa
    5.50        1/01/18        750         721,958
Northfield Coll. Fac. Rev., St. Olaf Coll.
A
    6.30       10/01/12        370         384,748
Ramsey Cnty., Gen. Oblig.
Aaa
    7.25        2/01/04        500         536,455
Robbinsdale Hosp. Rev., North Memorial Med. Ctr.,
   A.M.B.A.C.
Aaa
    5.55        5/15/19      1,000         950,630
Rochester Hlth. Care Facs. Rev., Mayo Med. Ctr., Ser. A
NR
    8.30       11/15/07        500(c)      576,975
Science Museum, St. Paul, Cert. of Part.
AAA(d)
    7.50       12/15/01      1,147(c)    1,254,904
Southern Mun. Pwr. Agcy.,
   Pwr. Supply Sys. Rev., Ser. B
Aaa
    5.50        1/01/15        195(c)      189,117
   Pwr. Supply Sys. Rev., Ser. B, A.M.B.A.C.
Aaa
    5.50        1/01/15        305         295,103
   Pwr. Supply Sys. Ser. A, M.B.I.A.
Aaa
  Zero          1/01/20      3,250         754,877
St. Paul Hsg. & Redev. Auth.,
   Ramsey Med. Ctr. Proj., A.M.B.A.C.
Aaa
    5.55        5/15/23        500         474,250
   Tax Increment Rev., A.M.B.A.C.
Aaa
    5.25        9/01/05      1,000       1,020,840

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
3

Portfolio of Investments as of                 PRUDENTIAL
MUNICIPAL SERIES FUND
August 31, 1995                                MINNESOTA
SERIES
------------------------------------------------------------
--------------------

Moody's
                          Principal

Rating
 Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
   Rate         Date        (000)       (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
St. Paul Port Auth., Energy Park Tax Increment Rev.
Baa
    8.00%      12/01/07   $    820(c)  $   923,705
Univ. of Minnesota Rev., Ser. A
A1
    6.00        2/01/11      1,000(c)    1,019,100
Western Mun. Pwr. Agcy., Supply Rev., Ser. A
A1
    5.50        1/01/15        500         473,205

                                       -----------
Total long-term investments (cost $19,399,047)
                                        21,088,830

                                       -----------
SHORT-TERM INVESTMENTS--2.3%
Beltrami Cnty. Environ. Ctl. Rev., Northwood Panel Brd.
   Proj., F.R.D.D.
A-1+(d)
   3.35         9/01/95        200         200,000
Beltrami Cnty. Environ. Ctl. Rev., Northwood Panel Brd.
   Proj., F.R.D.D.
SP-1+(d)
   3.55         9/01/95        300         300,000

                                       -----------
Total short-term investments (cost $500,000)
                                           500,000

                                       -----------
Total Investments--96.9%
(cost $19,899,047; Note 4)
                                        21,588,830
Other assets in excess of liabilities--3.1%
                                           696,524

                                       -----------
Net Assets--100%
                                       $22,285,354

                                       -----------

                                       -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance
Corporation.
     C.G.I.C.--Capital Guaranty Insurance Company.
     F.G.I.C.--Financial Guaranty Insurance Company.
     F.R.D.D.--Floating Rate (Daily) Demand Note (b).
     G.N.M.A.--Government National Mortgage Association.
     M.B.I.A.--Municipal Bond Insurance Association.
(b) For purposes of amortized cost valuation, the maturity date of such securities is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S.
    guaranteed obligations.
(d) Standard & Poor's rating.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information
contains a description
of Moody's and Standard & Poor's ratings.
------------------------------------------------------------
--------------------
4                                            See Notes to
Financial Statements.

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Statement of Assets and Liabilities            MINNESOTA
SERIES
------------------------------------------------------------
--------------------

Assets
                                August 31, 1995
Investments, at value (cost
$19,899,047)................................................
 ....................
    $   21,588,830
Cash........................................................
 .................
 ...............................             425,920
Interest
receivable..................................................
 .................
 ......................             300,491
Other
assets......................................................
 .................
 .........................                 792

                                   --------------
   Total
assets......................................................
 .................
 ......................          22,316,033

                                   --------------
Liabilities
Management fee
payable.....................................................
 .................
 ................               8,538
Payable for Series shares
reacquired..................................................
 .................
 .....               8,000
Dividends
payable.....................................................
 .................
 .....................               7,836
Accrued
expenses....................................................
 .................
 .......................               2,807
Distribution fee
payable.....................................................
 .................
 ..............               1,898
Deferred trustees'
fees........................................................
 .................
 ............               1,600

                                   --------------
   Total
liabilities.................................................
 .................
 ......................              30,679

                                   --------------
Net
Assets......................................................
 .................
 ...........................      $   22,285,354

                                   --------------

                                   --------------
Net assets were comprised of:
   Shares of beneficial interest, at
par.........................................................
 ...........      $
     19,044
   Paid-in capital in excess of
par.........................................................
 ................
       20,998,117

                                   --------------

                                       21,017,161
   Accumulated net realized loss on
investments.................................................
 ............
     (421,590)
   Net unrealized appreciation on
investments.................................................
 ..............
      1,689,783

                                   --------------
Net assets, August 31,
1995........................................................
 .................
 ........      $   22,285,354

                                   --------------

                                   --------------
Class A:
   Net asset value and redemption price per share
      ($10,563,469 / 902,651 shares of beneficial interest
issued and
outstanding)..........................              $11.70
   Maximum sales charge (3.0% of offering
price)......................................................
 ......
    .36
   Maximum offering price to
public......................................................
 ...................
            $12.06
Class B:
   Net asset value, offering price and redemption price per
share
      ($11,721,065 / 1,001,635 shares of beneficial interest
issued and
outstanding)........................              $11.70
Class C:
   Net asset value, offering price and redemption price per
share
      ($819.95 / 70.07 shares of beneficial interest issued
and
outstanding)................................
$11.70

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
5

PRUDENTIAL MUNICIPAL SERIES FUND             PRUDENTIAL
MUNICIPAL SERIES FUND
MINNESOTA SERIES                             MINNESOTA
SERIES
Statement of Operations                      Statement of
Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31,
1995
Income
   Interest.................................    $
1,475,807
                                               -------------
--
Expenses
   Management fee, net of waiver of
      $7,592................................
108,549
   Distribution fee--Class A................
6,228
   Distribution fee--Class B................
80,942
   Distribution fee--Class C................
2
   Custodian's fees and expenses............
75,000
   Reports to shareholders..................
46,000
   Registration fees........................
34,300
   Transfer agent's fees and expenses.......
31,400
   Audit fee................................
11,000
   Legal fees...............................
10,000
   Trustees' fees...........................
3,200
   Miscellaneous............................
58
                                               -------------
--
      Total expenses........................
406,679
   Less: custodian fee credit...............
(1,478)
                                               -------------
--
   Net expenses.............................
405,201
                                               -------------
--
Net investment income.......................
1,070,606
                                               -------------
--
Realized and Unrealized
Gain (Loss) on Investments
Net realized loss on:
   Investment transactions..................
(309,670)
   Financial futures transactions...........
(81,018)
                                               -------------
--

(390,688)
                                               -------------
--
Net change in unrealized appreciation on:
   Investments..............................
600,914
   Financial futures contracts..............
20,687
                                               -------------
--

621,601
                                               -------------
--
Net gain on investments.....................
230,913
                                               -------------
--
Net Increase in Net Assets
Resulting from Operations...................    $
1,301,519
                                               -------------
--
                                               -------------
--

Increase (Decrease)                     Year Ended August
31,
in Net Assets                            1995           1994
                                      -----------    -------
----
Operations
   Net investment income............  $ 1,070,606    $
1,216,366
   Net realized gain (loss) on
      investment transactions.......     (390,688)
193,802
   Net change in unrealized
      appreciation/
      depreciation on investments...      621,601
(1,803,545)
                                      -----------    -------
----
   Net increase (decrease) in net
      assets resulting from
      operations....................    1,301,519
(393,377)
                                      -----------    -------
----
Dividends and distributions (Note 1)
   Dividends from net investment
      income
      Class A.......................     (292,225)
(57,132)
      Class B.......................     (778,365)
(1,159,234)
      Class C.......................          (16)
--
                                      -----------    -------
----
                                       (1,070,606)
(1,216,366)
                                      -----------    -------
----
   Distributions from net realized
      gains
      Class A.......................       (3,744)
(6,669)
      Class B.......................      (82,924)
(189,576)
      Class C.......................           (1)
--
                                      -----------    -------
----
                                          (86,669)
(196,245)
                                      -----------    -------
----
Series share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares sold....    1,108,621
3,930,513
   Net asset value of shares issued
      in reinvestment of dividends
      and distributions.............      766,339
949,351
   Cost of shares reacquired........   (5,509,840)
(4,757,735)
                                      -----------    -------
----
   Net increase (decrease) in net
      assets from Series share
      transactions..................   (3,634,880)
122,129
                                      -----------    -------
----
Total decrease......................   (3,490,636)
(1,683,859)
Net Assets
Beginning of year...................   25,775,990
27,459,849
                                      -----------    -------
----
End of year.........................  $22,285,354
$25,775,990
                                      -----------    -------
----
                                      -----------    -------
----

------------------------------------------------------------
--------------------
6                                             See Notes to
Financial Statements.

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                 MINNESOTA
SERIES
------------------------------------------------------------
--------------------
Prudential Municipal Series Fund (the ``Fund'') is
registered under the
Investment Company Act of 1940 as an open-end investment
company. The Fund was
organized as a Massachusetts business trust on May 18, 1984
and consists of
seventeen series. The monies of each series are invested in
separate,
independently managed portfolios. The Minnesota Series (the
``Series'')
commenced investment operations in October, 1984. The Series is diversified and
seeks to achieve its investment objective of obtaining the
maximum amount of
income exempt from federal and applicable state income taxes with the minimum
of
risk by investing in ``investment grade'' tax-exempt
securities whose ratings
are within the four highest ratings categories by a
nationally recognized
statistical rating organization or, if not rated, are of
comparable quality. The
ability of the issuers of the securities held by the Series
to meet their
obligations may be affected by economic developments in a
specific state,
industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting
policies followed by the
Fund and the Series in the preparation of its financial
statements.
Securities Valuations: The Series values municipal
securities (including
commitments to purchase such securities on a ``when-issued''
basis) on the basis
of prices provided by a pricing service which uses
information with respect to
transactions in bonds, quotations from bond dealers, market
transactions in
comparable securities and various relationships between
securities in
determining values. If market quotations are not readily
available from such
pricing service, a security is valued at its fair value as
determined under
procedures established by the Trustees.
Short-term securities which mature in more than 60 days are
valued at current
market quotations. Short-term securities which mature in 60
days or less are
valued at amortized cost.
All securities are valued as of 4:15 P.M., New York time. Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of
securities at a set price
for delivery on a future date. Upon entering into a
financial futures contract,
the Series is required to pledge to the broker an amount of
cash and/or other
assets equal to a certain percentage of the contract amount.
This amount is
known as the ``initial margin''. Subsequent payments, known
as ``variation
margin'', are made or received by the Series each day,
depending on the daily
fluctuations in the value of the underlying security. Such
variation margin is
recorded for financial statement purposes on a daily basis
as unrealized gain
or
loss. When the contract expires or is closed, the gain or
loss is realized and
is presented in the statement of operations as net realized
gain(loss) on
financial futures contracts.
The Series invests in financial futures contracts in order
to hedge its existing
portfolio securities or securities the Series intends to
purchase, against
fluctuations in value caused by changes in prevailing
interest rates. Should
interest rates move unexpectedly, the Series may not achieve the anticipated
benefits of the financial futures contracts and may realize
a loss. The use of
futures transactions involves the risk of imperfect
correlation in movements in
the price of futures contracts, interest rates and the
underlying hedged assets.
Securities Transactions and Investment Income: Securities
transactions are
recorded on the trade date. Realized gains and losses on
sales of securities are
calculated on the identified cost basis. Interest income is
recorded on the
accrual basis. The Series amortizes premiums and original
issue discount paid
on
purchases of portfolio securities as adjustments to interest income.
Net investment income (other than distribution fees) and
unrealized and realized
gains or losses are allocated daily to each class of shares
based upon the
relative proportion of net assets of each class at the
beginning of the day.
Federal Income Taxes: For federal income tax purposes, each
series in the Fund
is treated as a separate taxpaying entity. It is the intent
of the Series to
continue to meet the requirements of the Internal Revenue
Code applicable to
regulated investment companies and to distribute all of its
net income to
shareholders. For this reason and because substantially all
of the Series' gross
income consists of tax-exempt interest, no federal income
tax provision is
required.
Dividends and Distributions: The Series declares daily
dividends from net
investment income. Payment of dividends are made monthly.
Distributions of net
capital gains, if any, are made annually.
Income distributions and capital gain distributions are
determined in accordance
with income tax regulations which may differ from generally
accepted accounting
principles.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual
Fund Management, Inc.
(``PMF''). Pursuant to this agreement, PMF has
responsibility for all investment
advisory services and supervises the subadviser's
------------------------------------------------------------
--------------------

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                  MINNESOTA
SERIES
------------------------------------------------------------
--------------------
performance of such services. PMF has entered into a
subadvisory agreement with
The Prudential Investment Corporation (``PIC''); PIC
furnishes investment
advisory services in connection with the management of the
Fund. PMF pays for
the cost of the subadviser's services, the compensation of
officers and
employees of the Fund, and occupancy and certain clerical
and bookkeeping costs
of the Fund. The Fund bears all other costs and expenses. The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the
Series. Effective
January 1, 1995, PMF has agreed to waive a portion (.05 of
1% of the Series'
average daily net assets) of its management fee, which
amounted to $7,592 ($.004
per share, .03% of average net assets). The Series is not
required to reimburse
PMF for such waiver.
The Fund has distribution agreements with Prudential Mutual
Fund Distributors,
Inc. (``PMFD''), which acts as the distributor of the Class
A shares of the
Fund, and with Prudential Securities Incorporated (``PSI''), which acts as
distributor of the Class B and Class C shares of the Fund
(collectively the
``Distributors''). The Fund compensates the Distributors for distributing and
servicing the Fund's Class A, Class B and Class C shares,
pursuant to plans of
distribution, (the ``Class A, B and C Plans'') regardless of expenses actually
incurred by them. The distribution fees are accrued daily
and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors
for distribution-related activities at an annual rate of up
to .30 of 1%, .50
of
1% and 1%, of the average daily net assets of the Class A, B and C shares,
respectively. Effective August 1, 1995, such expenses under
the Class B and C
Plans were reduced to .10 of 1% of the average daily net
assets of Class B and
C
shares. Such expenses under the Plans were .10 of 1%, .48 of
1% and .62 of 1%
of
the average daily net assets of the Class A, B and C shares, respectively, for
the year ended August 31, 1995.
PMFD has advised the Series that it has received
approximately $2,000 in
front-end sales charges resulting from sales of Class A
shares during the year
ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and
Pruco Securities Corporation, affiliated broker-dealers,
which in turn paid
commissions to salespersons and incurred other distribution
costs.
PSI has advised the Series that for the year ended August
31, 1995, it received
approximately $50,000 in contingent deferred sales charges
imposed upon certain
redemptions by Class B shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC
are indirect,
wholly-owned subsidiaries of The Prudential Insurance
Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-
owned subsidiary of
PMF, serves as the Fund's transfer agent and during the year ended August 31,
1995, the Series incurred fees of approximately $21,200 for
the services of
PMFS. As of August 31, 1995, approximately $1,700 of such
fees were due to PMFS.
Transfer agent fees and expenses in the Statement of
Operations include certain
out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series,
excluding short-term
investments, for the year ended August 31, 1995, were
$2,116,379 and $6,679,630,
respectively.
The cost basis of investments for federal income tax
purposes at August 31, 1995
was substantially the same as the basis for financial
reporting purposes and,
accordingly, net unrealized appreciation of investments for
federal income tax
purposes was $1,689,783 (gross unrealized appreciation--
$1,705,975; gross
unrealized depreciation--$16,192).
For federal income tax purposes, the Series had a capital
loss carryforward at
August 31, 1995 of approximately $380,845 which expires in
2003. Accordingly,
no
capital gains distributions are expected to be paid to
shareholders until net
gains have been realized in excess of such amount.
------------------------------------------------------------
Note 5. Capital
The Series currently offers Class A, Class B and Class C
shares. Class A shares
are sold with a front-end sales charge of up to 3%. Class B
shares are sold with
a contingent deferred sales charge which declines from 5% to zero depending on
the period of time the shares are held. Class C shares are
sold with a
contingent deferred sales charge of 1% during the first
year. Class B shares
will automatically convert to Class A shares on a quarterly
basis approximately
seven years after purchase.
------------------------------------------------------------
--------------------
8

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                  MINNESOTA
SERIES
------------------------------------------------------------
--------------------
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
Transactions in shares of beneficial interest for the fiscal years ended August
31, 1995 and 1994 were as follows:

Class A                                 Shares
Amount
------------------------------------  ----------    --------
----
Year ended August 31, 1995:
Shares sold.........................      12,462    $
161,863
Shares issued in reinvestment of
  dividends and distributions.......      17,312
199,905
Shares reacquired...................     (86,796)
(993,426)
                                      ----------    --------
----
Net decrease in shares outstanding
  before conversion.................     (57,022)
(631,658)
Shares issued upon conversion from
  Class B...........................     848,345
9,631,676
                                      ----------    --------
----
Net increase in shares
  outstanding.......................     791,323    $
9,000,018
                                      ----------    --------
----
                                      ----------    --------
----
Year ended August 31, 1994:
Shares sold.........................      57,307    $
690,269
Shares issued in reinvestment of
  dividends and distributions.......       4,480
53,440
Shares reacquired...................     (23,024)
(272,744)
                                      ----------    --------
----
Net increase in shares
  outstanding.......................      38,763    $
470,965
                                      ----------    --------
----
                                      ----------    --------
----
Class B
------------------------------------
Year ended August 31, 1995:
Shares sold.........................      80,539    $
946,157
Shares issued in reinvestment of
  dividends and distributions.......      50,255
566,421
Shares reacquired...................    (399,534)
(4,516,414)
                                      ----------    --------
----
Net decrease in shares outstanding
  before conversion.................    (268,740)
(3,003,836)
Shares reacquired upon conversion
  into Class A......................    (848,367)
(9,631,676)
                                      ----------    --------
----
Net decrease in shares
  outstanding.......................  (1,117,107)
$(12,635,512)
                                      ----------    --------
----
                                      ----------    --------
----
Year ended August 31, 1994:
Shares sold.........................     267,959    $
3,240,044
Shares issued in reinvestment of
  dividends and distributions.......      74,796
895,911
Shares reacquired...................    (378,895)
(4,484,991)
                                      ----------    --------
----
Net decrease in shares
  outstanding.......................     (36,140)   $
(349,036)
                                      ----------    --------
----
                                      ----------    --------
----
Class C                                 Shares
Amount
------------------------------------  ----------    --------
----
Year ended August 31, 1995:
Shares sold.........................          52    $
601
Shares issued in reinvestment of
  dividends and distributions.......           1
13
                                      ----------    --------
----
Net increase in shares
  outstanding.......................          53    $
614
                                      ----------    --------
----
                                      ----------    --------
----
August 1, 1994(a) through
  August 31, 1994:
Shares sold.........................          17    $
200
                                      ----------    --------
----
                                      ----------    --------
----

---------------
(a) Commencement of offering of Class C shares.

------------------------------------------------------------
Note 6. Proposed Reorganization
On July 24, 1995, the Trustees approved an Agreement and
Plan of Reorganization
and Liquidation for the Series (the ``Plan of
Reorganization'') which provides
for the transfer of substantially all of the assets and
liabilities of the
Series to Prudential National Municipals Fund, Inc.
(``National Municipals'').
Class A, Class B and Class C shares of the Series would be
exchanged at net
asset value for Class A, Class B and Class C shares,
respectively, of equivalent
of National Municipals. The Series would then cease
operations.
The Plan requires the approval of shareholders of the Series to become effective
and a proxy/prospectus was mailed to shareholders in
September 1995. If the Plan
is approved, it is expected that the reorganization will
take place in October
1995. The Series and National Municipals will each bear
their pro rata share of
the costs of the reorganization, including costs of proxy
solicitation.
------------------------------------------------------------
--------------------

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                           MINNESOTA
SERIES
------------------------------------------------------------
--------------------

Class A

--------------------------------------------------------

Year Ended August
31,

--------------------------------------------------------
                                                 1995
1994       1993
     1992       1991
                                               --------
------     ------
   ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......      $  11.56
$12.33     $11.78
   $11.40     $10.98
                                               --------
------     ------
   ------     ------
Income from investment operations
Net investment income....................           .56(a)
 .58        .62
      .66        .64
Net realized and unrealized gain (loss)
  on investment transactions.............           .18
(.68)       .57
      .38        .42
                                               --------
------     ------
   ------     ------
  Total from investment operations.......           .74
(.10)      1.19
     1.04       1.06
                                               --------
------     ------
   ------     ------
Less distributions
Dividends from net investment income.....          (.56)
(.58)      (.62)
    (.66)      (.64)
Distributions from net realized gains....          (.04)
(.09)      (.02)
      --         --
                                               --------
------     ------
   ------     ------
  Total distributions....................          (.60)
(.67)      (.64)
    (.66)      (.64)
                                               --------
------     ------
   ------     ------
Net asset value, end of year.............      $  11.70
$11.56     $12.33
   $11.78     $11.40
                                               --------
------     ------
   ------     ------
                                               --------
------     ------
   ------     ------
TOTAL RETURN(b):.........................          6.33%
(0.87)%    10.45%
    9.38%      9.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)............      $ 10,563
$1,287       $894
     $402       $229
Average net assets (000).................      $  6,228
$1,179       $616
     $291       $202
Ratios to average net assets:
  Expenses, including distribution
    fees.................................          1.48%(a)
1.25%      1.29%
    1.22%      1.41%
  Expenses, excluding distribution
    fees.................................          1.38%(a)
1.15%      1.19%
    1.11%      1.31%
  Net investment income..................          4.69%(a)
4.84%      5.15%
    5.69%      5.73%
Portfolio turnover rate..................             9%
21%        27%
      32%        56%

---------------
(a) Net of fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

------------------------------------------------------------
--------------------
10                                           See Notes to
Financial Statements.

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                           MINNESOTA
SERIES
------------------------------------------------------------
--------------------

Class B


------------------------------------------------------------
Year

Year Ended
August 31,                            Ended

------------------------------------------------------------
August 31,
                                                 1995
1994        1993
      1992        1991           1995
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....      $  11.56
$ 12.33     $
11.78     $ 11.41     $ 10.98        $11.56
                                               --------
-------
-------     -------     -------        ------
Income from investment operations
Net investment income....................           .51(a)
 .53
 .58         .61         .60           .48(a)
Net realized and unrealized gain (loss)
  on investment transactions.............           .18
(.68)
 .57         .37         .43           .18
                                               --------
-------
-------     -------     -------        ------
  Total from investment operations.......           .69
(.15)
1.15         .98        1.03           .66
                                               --------
-------
-------     -------     -------        ------
Less distributions
Dividends from net investment income.....          (.51)
(.53)
(.58)       (.61)       (.60)         (.48)
Distributions from net realized gains....          (.04)
(.09)
(.02)         --          --          (.04)
                                               --------
-------
-------     -------     -------        ------
  Total distributions....................          (.55)
(.62)
(.60)       (.61)       (.60)         (.52)
                                               --------
-------
-------     -------     -------        ------
Net asset value, end of period...........      $  11.70
$ 11.56     $
12.33     $ 11.78     $ 11.41        $11.70
                                               --------
-------
-------     -------     -------        ------
                                               --------
-------
-------     -------     -------        ------
TOTAL RETURN(b):.........................          5.93%
(1.26)%
9.99%       8.83%       9.64%         5.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........      $ 11,721
$24,489
$26,565     $24,746     $23,600          $820(e)
Average net assets (000).................      $ 17,000
$26,113
$25,387     $24,038     $23,558          $397(e)
Ratios to average net assets:
  Expenses, including distribution
    fees.................................          1.86%(a)
1.65%
1.69%       1.62%       1.81%         2.00%(a)
  Expenses, excluding distribution
    fees.................................          1.38%(a)
1.15%
1.19%       1.12%       1.31%         1.38%(a)
  Net investment income..................          4.31%(a)
4.44%
4.75%       5.29%       5.33%         4.17%(a)
Portfolio turnover rate..................             9%
21%
27%         32%         56%            9%


                                            Class C
                                           August 1,
                                            Through
                                           August 31,
                                              1994
                                              -----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....    $11.63
                                              -----

Income from investment operations
Net investment income....................       .04
Net realized and unrealized gain (loss)
  on investment transactions.............      (.07)
                                              -----

  Total from investment operations.......      (.03)
                                              -----

Less distributions
Dividends from net investment income.....      (.04)
Distributions from net realized gains....        --
                                              -----

  Total distributions....................      (.04)
                                              -----

Net asset value, end of period...........    $11.56
                                              -----
                                              -----
TOTAL RETURN(b):.........................      (.38)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........      $199(e)
Average net assets (000).................      $200(e)
Ratios to average net assets:
  Expenses, including distribution
    fees.................................      2.15%(c)
  Expenses, excluding distribution
    fees.................................      1.40%(c)
  Net investment income..................      3.86%(c)
Portfolio turnover rate..................        21%

---------------
(a) Net of fee waiver.
(b) Total return does not consider the effects of sales
loads. Total return is
    calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each period reported and includes
reinvestment of dividends and
    distributions. Total return for periods of less than one
full year are not
    annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Amounts are actual and not rounded to nearest thousand.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.
11

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Independent Auditors' Report                   MINNESOTA
SERIES
------------------------------------------------------------
--------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Minnesota Series
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Minnesota
Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of
August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal
Series Fund, Minnesota Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995
                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Federal Income Tax Information                 MINNESOTA
SERIES
------------------------------------------------------------
--------------------
We are required by the Internal Revenue Code to advise you
within 60 days of the
Series' fiscal year end (August 31, 1995) as to the federal
tax status of
dividends and distributions paid by the Series during such
fiscal year.
Accordingly, we are advising you that in the fiscal year
ended August 31, 1995,
dividends paid from net investment income of $.56 per Class
A share, $.51 per
Class B share and $.48 per Class C shares were all federally tax-exempt interest
dividends. In addition, the Series paid to both Class A and
B shares a long-term
capital gain distribution of $.04 per share which is taxable as such.
In January 1996, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV
as to the federal tax status of the distributions received
by you in calendar
year 1995.
------------------------------------------------------------
--------------------
12

Getting The Most From Your Prudential Mutual Fund
When you invest through Prudential Mutual Funds, you receive financial advice
through a Prudential Securities financial advisor or
Prudential/Pruco
Securities registered representative. Your advisor or
representative can
provide you with the following services.
------------------------------------------------------------
-------------------
There's No Reward Without Risk; But Is This Risk Worth It? Your financial adviser or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to
gauge -- sometimes even the simplest investments bear
surprising risks. The
educated investor knows that markets seldom move in just one direction -- there
are times when a market sector or asset class will lose
value or provide little
in the way of total return. Managing your own expectations
is easier with help
from someone who understands the markets and who knows you!
------------------------------------------------------------
-------------------
Keeping Up With The Joneses.
A financial adviser or registered representative can help
you wade through the
numerous mutual funds available to find the ones that fit
your own individual
investment profile and risk tolerance. While the newspapers
and popular
magazines are full of advice about investing, they are aimed at generic groups
of people or representative individuals, not at you
personally. Your financial
advisor or registered representative will review your
investment objectives
with you. This means you can make financial decisions based
on the assets and
liabilities in your current portfolio and your risk
tolerance -- not just
based on the current investment fad.
------------------------------------------------------------
-------------------
Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial adviser or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free (800) 225-1852

       (LOGO)

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy Hays Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace Torres, Treasurer
S. Jane Rose, Secretary
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Assistant Secretary
Ronald Amblard, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributors
Prudential Mutual Fund Distributors, Inc.
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435M697
74435M713
74435M549



(ICON)
Prudential
Municipal
Series Fund

North Carolina Series

ANNUAL REPORT
AUG. 31, 1995

(LOGO)

Prudential Municipal Series Fund
North Carolina Series

Performance At A Glance.
It has been a good year for shareholders of the Prudential
Municipal Series
Fund: North Carolina Series. Municipal bond investors not only earned their coupon income, but also saw a gain in net asset value as well. Although returns are favorable, your fund lagged the average North Carolina municipal bond fund measured by Lipper Analytical Services because its average maturity was shorter that its peers.

Cumulative Total Returns1
As of 8/31/95
                        One        Five       Ten
Since
                        Year      Years       Years
Inception2
     Class A            6.9%      45.1%         N/A
48.1%
     Class B            6.4       42.2        107.5%
116.9
     Class C            6.2        N/A          N/A
6.2
Lipper NC Muni Avg3     7.1       44.3        113.2
130.2

Average Annual Total Returns1
As of 9/30/95
                        One        Five       Ten
Since
                        Year      Years       Years
Inception2
     Class A            6.2%       7.2%        N/A
6.7%
     Class B            4.0        7.3         7.8%
7.6
     Class C            7.7        N/A         N/A
5.7

Your
Dividend
As of 8/31/95                                       Taxable
Equivalent Yield
             Total Dividends         30-Day              At
Tax Rates Of
             Paid for 12 Mos.       SEC Yield
36%       39.6%
    Class A      $0.60                4.67%
7.91%       8.38%
    Class B      $0.55                4.43              7.50
7.95
    Class C      $0.52                4.18              7.08
6.50

Past performance is not a guarantee of future results.
Principal and investment
return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper
Analytical Services.
The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Series charges a maximum front-end sales load of 3% for Class A shares and a contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years.

2Inception dates: 1/22/90 for Class A; 2/13/85 for Class B;
and 8/1/94
for Class C.

3The Lipper North Carolina Municipal Bond fund average includes 27 funds for one year, six funds for five years, two funds for 10 years and two funds since inception of the Class B shares on 2/13/85.

How Investments Compared.
(As of 8/31/95)
(Chart)

Source: Lipper Analytical Services.
Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns.
These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes a good deal) and their returns are historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes. (20-year returns are not available.)

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.
*19 years for General Muni Debt Funds.

Marie Conti, Fund Manager
(PICTURE)

Portfolio
Manager's Report
The Series invests in carefully selected long-term municipal bonds that offer a high level of current income exempt from North Carolina State and federal income taxes consistent with preservation of capital. Certain shareholders may be subject to the federal alternative minimum tax, however. The Series invests primarily in obligations of North Carolina state, municipal and local governments, including U.S. territories (such as Puerto Rico, the U.S. Virgin
Islands and Guam), the income of which is also exempt from North Carolina state and federal income taxes.

Manager Named.
Marie Conti was appointed portfolio manager of the Prudential Municipal Series
Fund: North Carolina Series in May. Marie manages more than
$700 million in
municipal portfolios, including the Prudential Municipal
Bond Fund/Intermediate
Series.


Strategy Session.
It has been a positive year for tax-free municipal bonds. Although interest rates rose sharply in 1994 on inflation fears, they have tumbled back down slowly this year, as economic growth slowed. The Bond Buyer Revenue Bond
Index Yield stood at 6.4% on September 1, 1994 (the index is calculated on
Thursdays), and rose by a percentage point to a high of 7.4% in mid-October 1994, before falling to 6.3% on August 31, 1995. As you can see, when the dust had settled, long-term municipal bond interest rates ended the period lower.

Sector Breakdown
(Chart)

We found value by increasing our holdings in general obligation bonds (to 42% from 29% of net assets) because they are easier to trade in volatile markets.
We have also sold off our holdings in bonds backed by leases. In addition, we have been buying more insured bonds, bonds with longer maturities and discount coupons (lower than the prevailing market), and some zero coupon bonds, because these are more likely to appreciate more if interest rates fall as we expect.

State Of The State.
North Carolina's economy continues to diversify into financial services, research, and high technology, and away from tobacco and textiles.
Unemployment last year was one and a half percentage points below the national average. Job growth in the high tech sector here grew 5.2% last year, and housing and construction employment grew by 6.4%. North
Carolina's Research
Triangle is rapidly becoming the Silicon Valley of the East as companies like
IBM, AT&T and Northern Telecom move workers there.
The state government is fiscally frugal. It ended fiscal
1994 with $1.4
billion in revenues, 10% more than expenditures. The state has replenished its reserves, reduced its state income tax, and eliminated the intangibles tax on investors.

What Went Well.
We Held On
To Good Yields.
We increased assets invested in non-callable bonds (those that can not be paid off prematurely by the issuer to save on interest costs) to 17%, up from
16% a year ago. These bonds not only offer attractive yields but also appreciate well when interest rates decline. They are valuable because not many bonds offer protection from call risk -- only about a third of the securities in the Lehman Brothers' Municipal Bond Index are non-callable.

It Paid To Buy
Puerto Rico Bonds.
The supply of new municipal bonds has declined sharply in North Carolina, by
56% this year alone. So we looked elsewhere. We bought bonds issued by
Puerto Rico, because they are tax-exempt federally and in virtually all states, including North Carolina. As a result, they are in demand. Our holdings in Puerto Rico are now 13% of assets.

And Not So Well.
A Longer Duration
Would Have Helped.
Duration measures the sensitivity of a bond's price to interest rate changes.
The longer the duration, the more a bond's price appreciates when interest rates fall and vice versa. Over the winter, our duration was shorter than that of some competing funds, because we expected economic growth to remain strong.
As the slowdown became apparent in the second quarter, we extended duration.
Duration generally ranged from 7.1 years to 7.6 years, and was 7.6 years on August 31.

Municipals Suffered
From Tax Talk.
Congress is considering various changes in the federal income tax, including a flat tax -- an income tax at a single, flat rate. One proposal would eliminate taxes on most investment income. Clearly, this has created uncertainty in the municipal market -- one reason why municipal bonds did not follow taxable bond prices higher this spring.

At this writing, we believe it is unlikely that a flat tax proposal in this form is likely to pass Congress -- especially not before next year's election.

Five Largest
Holdings.*
10.5%  North Carolina State
       Eastern Mun. Pwr. Agcy.
8.5%  Puerto Rico
      General Obligation
7.3%  Charlotte
      Convention Center
6.1%  North Carolina State
      Mun. Pwr. Agcy.: Catawba
3.8%  Charlotte Water & Sewer
* Expressed as a percentage of total net assets as of 8/31/95.


Looking Ahead.
Municipal bond yields are very attractive now. As we mentioned earlier, when
U.S. government and corporate bond yields fell this spring, municipal yields did not follow to the same extent. That means there are some very good buying opportunities now in the municipal market.
Should interest rates remain stable, investors may look forward to earning their coupon. Plus, if interest rates fall further, municipal bond investors could reasonably expect some price appreciation as well.

Nevertheless, municipal bond investors should be prepared to weather some volatility this year as various proposals to change the country's income tax structure are proposed and debated. Overall, we believe municipal bonds still offer good value, and that volatility can offer some attractive buying opportunities.

President's Letter
October 11, 1995
(PICTURE)

Dear Shareholder:
We hope you like the fresh look and information we've given your shareholder letter. We've also introduced another feature, called
Getting the Most Out of
Your Prudential Mutual Fund, which will appear from time to time at the back of your report. Look for topics like "Understanding Risk &
Reward" as well as
easy-to-understand explanations of financial terms. Why are we providing such information? Because at Prudential Mutual Funds, we believe an informed investor makes smart investment decisions.

On the Hill
As an informed investor, you should know about the "American
Dream Savings
Account" that is part of the federal budget package now under debate in the
Senate. It is a type of Individual Retirement Account that offers a common-sense approach to long-term saving. Investors should like it because --
- You can withdraw funds -- without penalty -- to pay for certain expenses like buying a first home, medical care or educational needs;

- All account earnings would accumulate tax-free, not merely tax-deferred like the current IRA;

- You can make contributions past age 70 1/2, instead of having to take distributions as the current law requires.
Of course, the federal budget process is never easy and while we hope this measure is adopted, there's no way of knowing if it will be. So why not let your Senator and/or Representative know your opinion today? Simply call 202-224-3121.

In Closing
One final note: if you're a Class B shareholder of Prudential Mutual
Funds, you'll begin noticing a change on your statements once you've held your shares for seven years. At that time, they will automatically begin to convert to Class A shares on a quarterly basis. Since Class A shares carry lower annual distribution charges than Class B shares, your total returns will be higher after the conversion than they would have been without it. Conversions started earlier this year and beginning in December they will take place during each calendar quarter -- December, March, June and September. It's our way of thanking you for your loyalty -- and rewarding you for maintaining a long-term investment program by helping you earn more total investment return on your
Prudential Mutual Fund. I hope you'll find this information useful as you work with your financial advisor or registered representative to develop your personal investment plan.

Thank you for choosing Prudential Mutual Funds for your mutual fund investment.

Sincerely,

Richard A. Redeker
President
2

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  NORTH
CAROLINA SERIES
------------------------------------------------------------
--------------------

Moody's
                          Principal

Rating
 Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
   Rate         Date        (000)       (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
LONG-TERM INVESTMENTS--93.7%
------------------------------------------------------------
-----------------
-------------------------------------------------
Buncombe Cnty., Pub. Impvt. Bonds,
Aa
   6.90%        3/01/09   $  1,000 (d) $ 1,101,560
City of Greensboro Enterprise Sys. Rev., Comb Ser. A
A1
   5.30         6/01/15      1,000         932,660
Charlotte, Cert. of Part.,
   Conv. Fac. Proj., A.M.B.A.C.
Aaa
     Zero      12/01/09      3,000       1,330,050
   Conv. Fac. Proj., A.M.B.A.C.
Aaa
   5.00        12/01/21      4,000       3,561,040
Charlotte Mecklenberg Hosp., Hlth. Care Sys. Rev.,
Aa
   6.25         1/01/20        750         763,553
Charlotte Wtr. & Swr.,
Aaa
   6.20         6/01/17      1,500       1,546,530
Charlotte Wtr. & Swr.,
Aaa
   5.90         2/01/19      1,000       1,019,110
Cleveland Cnty., Ser. 1993, F.G.I.C.
Aaa
   5.10         6/01/07      2,500       2,493,225
Concord Util. Sys. Rev., M.B.I.A.
Aaa
   5.50        12/01/14      1,000         978,990
Dare Cnty., Util. Sys. Rev., M.B.I.A.
Aaa
   5.75         6/01/14        500         495,415
Davidson Cnty.
Aa
   5.40         6/01/14        800         768,936
Durham Cnty., Pub. Impvt.,
Aaa
   4.60         5/01/04      2,000       1,974,540
Fayetteville, Cert. of Part., San. Swr. & Pub. Impvt.,
   A.M.B.A.C.
Aaa
   6.875       12/01/08      1,750       1,891,925
Gastonia, Gen. Oblig., Wtr. Sys. & St. Impvt., F.G.I.C.
Aaa
   5.25         4/01/09      1,625       1,597,066
Guilford Cnty., Pub. Impvt.,
Aa1
   5.40         4/01/09        500         505,735
Lincoln Cnty. Gen. Oblig., Ref., F.G.I.C.
Aaa
   5.10         6/01/09      1,170       1,136,140
Martin Cnty. Ind. Facs. & Poll. Ctrl. Fin. Auth. Rev.,
   Weyerhaueser Co. Proj.,
A2
   8.50         6/15/99        200         228,156
Mecklenberg Cnty., Pub. Impvt.,
Aaa
   5.00         4/01/08      1,000         988,000
New Hanover Cnty. Hosp. Rev., Regl. Med. Ctr. Proj.,
   A.M.B.A.C.
Aaa
   4.75        10/01/23      1,600       1,328,048
No. Carolina Eastn. Mun. Pwr. Agcy.,
   Pwr. Sys. Rev., A.M.B.A.C.
Aaa
   6.00         1/01/18      1,000       1,018,470
   Pwr. Sys. Rev., E.T.M.
Aaa
   6.50         1/01/18      1,995       2,200,326
   Pwr. Sys. Rev.,
A
   6.50         1/01/18      1,005       1,004,879
   Pwr. Sys. Rev.,
Aaa
   6.00         1/01/26        650 (d)     676,351
   Pwr. Sys. Rev., Ser. A
A
   6.40         1/01/21      1,000         987,530
   Pwr. Sys. Rev., Ser. A, A.M.B.A.C.
Aaa
   7.625        1/01/22      1,000 (d)   1,097,660
No. Carolina Gen. Oblig. Cap. Impvt., Ser. A
Aaa
   4.70         2/01/10      1,200       1,104,108
No. Carolina Hsg. Fin. Agcy., Sngl. Fam. Mtge. Rev., Ser. G
Aa
   7.80         3/01/21        790         843,309

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
3 -----

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  NORTH
CAROLINA SERIES
------------------------------------------------------------
--------------------

Moody's
                          Principal

Rating
 Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
   Rate         Date        (000)       (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
No. Carolina Med. Care Comn., Hlth. Care Facs. Rev.,
   Stanley Mem. Hosp. Proj.,
Baa1
   7.80%       10/01/19   $    650     $   686,719
No. Carolina Med. Care Comn., Hosp. Rev.,
   Alamance Hlth. Serv. Inc., F.S.A.
Aaa
   5.50         8/15/24      2,000       1,876,340
   Annie Pen Mem. Hosp. Proj.,
Baa
   7.50         8/15/21      1,000       1,028,880
   Baptist Hosp. Proj.,
Aa
   6.00         6/01/22      1,000         981,600
   Carolina Medicorp Proj.,
Aa
   6.00         5/01/21      1,500       1,500,555
   Rex Hosp. Proj.,
A1
   6.25         6/01/17      1,750       1,797,985
   Scotland Mem. Hosp., Ser. 88
Baa
   8.625       10/01/11      1,000 (d)   1,140,180
No. Carolina Mun. Pwr. Agcy.,
   No. 1 Catawba Elec. Rev.,
A
   5.25         1/01/09      1,000         955,580
   No. 1 Catawba Elec. Rev., M.B.I.A.
Aaa
   6.00         1/01/10      1,250       1,302,475
   No. 1 Catawba Elec. Rev., M.B.I.A.
Aaa
   6.72         1/01/12      2,000 (e)   1,810,000
Northern Hosp. Dist. Surry Cnty. Hlth. Care Facs. Rev.,
   No. Carolina Hosp.,
Ba1
   7.875       10/01/21      1,500       1,568,085
Piedmont Triad Arpt. Auth., M.B.I.A.
Aaa
   5.00         7/01/16      1,000         895,540
Puerto Rico Comnwlth.,
   Ser. A, M.B.I.A.
Aaa
   6.25         7/01/10      1,240       1,301,603
   Gen. Oblig., M.B.I.A.
Aaa
   5.50         7/01/13      1,750       1,701,438
   Gen. Oblig., F.S.A.
Aaa
   7.723        7/01/20      1,300 (e)   1,272,375
   Pub. Impt., M.B.I.A.
Aaa
   5.375        7/01/22      1,520       1,420,744
Puerto Rico Hsg. Fin. Corp., Sngl. Fam. Mtge. Rev.,
   Ser. 1-B, G.N.M.A.
Aaa
   7.65        10/15/22        665         708,943
Puerto Rico Ind. Med. & Environ. Poll. Ctrl. Facs.,
   Upjohn Co. Proj.,
Aa3
   7.50        12/01/23        500         554,905
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.
Aaa
   6.617        1/25/07      1,000 (e)     996,250
Robeson Cnty.,
Aaa
   7.80         6/01/09        500  d)(f)     557,655
Union Cnty. Wtr. & Swr., Solid Waste Rev.,
A1
   6.50         4/01/07        850         912,653
Univ. of Puerto Rico Sys. Rev., Ser. M, M.B.I.A.
Aaa
   5.25         6/01/25      1,000         914,470
Virgin Islands Pub. Fin. Auth. Rev.,
   Hwy. Trans. Trust Fund, Ser. A,
NR
   7.25        10/01/18        700         738,472
Virgin Islands Terr., Hugo Ins. Claims Fund Proj., Ser. 91,
NR
   7.75        10/01/06        440         479,459
Wake Cnty. Hosp. Rev., M.B.I.A.
Aaa
   5.125       10/01/26      1,500       1,340,085
Winston Salem, Sngl. Fam. Mtge. Rev.,
A1
   8.00         9/01/07        445         466,169

                                       -----------
Total long-term investments (cost $60,882,863)
                                        62,482,472

                                       -----------

------------------------------------------------------------
--------------------
-----                                  4      See Notes to
Financial Statements.

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  NORTH
CAROLINA SERIES
------------------------------------------------------------
--------------------

Moody's
                          Principal

Rating
 Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
   Rate         Date        (000)       (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
SHORT-TERM INVESTMENTS--5.2%
Halifax Cnty. Ind. Facs. & Poll. Ctrl.,
   Westmoreland L.G. & E. Partners, Ser. 93, F.R.D.D.
A-1(c)
   3.65%        9/01/95   $  2,600     $ 2,600,000
   Westmoreland-Hadson Roano, Ser. 91, F.R.D.D.
CPS1
   3.70         9/01/95        600         600,000
Puerto Rico Comnwlth., Gov't. Dev. Bank., Ser. 85, F.R.W.D.
VMIG1
   3.20         9/06/95        300         300,000

                                       -----------
Total short-term investments (cost $3,500,000)
                                         3,500,000

                                       -----------
Total Investments--98.9%
(cost $64,382,863)
                                        65,982,472
Other assets in excess of liabilities--1.1%
                                           708,959

                                       -----------
Net Assets--100%
                                       $66,691,431

                                       -----------

                                       -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance
Corporation.
    E.T.M..--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Association.
    F.R.D.D.--Flating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.S.A.--Financial Security Assurance.
  G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.

 (b) For purposes of amortized cost valuation, the maturity date of these securities are considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 (c) Standard & Poor's Rating.
 (d) Prerefunded issues are secured by escrowed cash and/or direct U.S.
guaranteed obligations.
 (e) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.
 (f) Entire principal amount pledged as initial margin on financial futures contracts.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information
contains a description
of
Moody's and Standard & Poor's ratings.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.
5 -----

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Statement of Assets and Liabilities             NORTH
CAROLINA SERIES
------------------------------------------------------------
--------------------

Assets
                                August 31, 1995
Investments, at value (cost
$64,382,863)................................................
 .................
 .....      $65,982,472
Interest
receivable..................................................
 .................
 ........................          973,437
Deferred expenses and other
assets......................................................
 .................
 .....            2,390

                                     -----------
   Total
assets......................................................
 .................
 ........................       66,958,299

                                     -----------
Liabilities
Bank
overdraft...................................................
 .................
 ............................           35,206
Payable for Fund shares
reacquired..................................................
 .................
 .........          107,106
Dividends
payable.....................................................
 .................
 .......................           34,673
Due to
Manager.....................................................
 .................
 ..........................           25,233
Accrued
expenses....................................................
 .................
 .........................           23,472
Due to broker-variation
margin......................................................
 .................
 .........           20,313
Due to
Distributors................................................
 .................
 ..........................           19,265
Deferred Trustees'
fees........................................................
 .................
 ..............            1,600

                                     -----------
   Total
liabilities.................................................
 .................
 ........................          266,868

                                     -----------
Net
Assets......................................................
 .................
 .............................      $66,691,431

                                     -----------

                                     -----------
Net assets were comprised of:
   Shares of beneficial interest, at
par.........................................................
 .............
$    59,607
   Paid-in capital in excess of
par.........................................................
 ..................
     64,482,173

                                     -----------

                                      64,541,780
   Accumulated net realized gain on
investments.................................................
 ..............
     497,855
   Net unrealized appreciation on
investments.................................................
 ................
     1,651,796

                                     -----------
Net assets, August 31,
1995........................................................
 .................
 ..........      $66,691,431

                                     -----------

                                     -----------
Class A:
   Net asset value and redemption price per share
      ($26,518,740 / 2,370,820 shares of beneficial interest
issued and
outstanding)..........................           $11.19
   Maximum sales charge (3% of offering
price)......................................................
 ..........
     .35

                                     -----------
   Maximum offering price to
public......................................................
 .................
 ....           $11.54

                                     -----------

                                     -----------
Class B:
   Net asset value, offering price and redemption price per
share
      ($40,119,072 / 3,585,058 shares of beneficial interest
issued and
outstanding)..........................           $11.19

                                     -----------

                                     -----------
Class C:
   Net asset value, offering price and redemption price per
share
      ($53,619 / 4,791 shares of beneficial interest issued
and
outstanding)..................................
$11.19

                                     -----------

                                     -----------

------------------------------------------------------------
--------------------
-----                                  6      See Notes to
Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
NORTH CAROLINA SERIES
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31,
1995
Income
   Interest.................................     $ 4,291,640
                                               -------------
--
Expenses
   Management fee, net waiver of $22,350....         313,847
   Distribution fee--Class A................          15,244
   Distribution fee--Class B................         259,815
   Distribution fee--Class C................             241
   Custodian's fees and expenses............          90,000
   Reports to shareholders..................          56,000
   Transfer agent's fees and expenses.......          42,000
   Registration fees........................          36,000
   Audit fee................................          11,000
   Legal fees...............................          10,000
   Trustee's Fees...........................           3,200
   Miscellaneous............................          11,614
                                               -------------
--
      Total expenses........................         848,961
   Less: custodian fee credit...............
(8,596)
                                               -------------
--
      Net expenses..........................         840,365
                                               -------------
--
Net investment income.......................       3,451,275
                                               -------------
--
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................         914,738
   Financial futures contract
      transactions..........................
(239,013)
                                               -------------
--
                                                     675,725
                                               -------------
--
Net change in unrealized
   appreciation/depreciation on:
   Investments..............................
(172,563)
   Financial futures contract...............          42,188
                                               -------------
--

(130,375)
                                               -------------
--
Net gain on investments.....................         545,350
                                               -------------
--
Net Increase in Net Assets
Resulting from Operations...................     $ 3,996,625
                                               -------------
--
                                               -------------
--

PRUDENTIAL MUNICIPAL SERIES FUND
NORTH CAROLINA SERIES
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                     Year Ended August
31,
in Net Assets                           1995            1994
Operations
   Net investment income...........  $ 3,451,275    $
3,711,296
   Net realized gain on investment
      transactions.................      675,725
276,064
   Net change in unrealized
      appreciation/depreciation of
      investments..................     (130,375)
(5,436,522)
                                     -----------    --------
----
   Net increase (decrease) in net
      assets resulting from
      operations...................    3,996,625
(1,449,162)
                                     -----------    --------
----
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A......................     (800,554)
(109,844)
      Class B......................   (2,649,245)
(3,601,431)
      Class C......................       (1,476)
(21)
                                     -----------    --------
----
                                      (3,451,275)
(3,711,296)
                                     -----------    --------
----
   Distributions from net realized
      gains
      Class A......................           --
(33,123)
      Class B......................           --
(1,379,190)
                                     -----------    --------
----
                                              --
(1,412,313)
                                     -----------    --------
----
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares sold...    4,576,741
9,251,532
   Net asset value of shares issued
      in reinvestment of dividends
      and distributions............    1,814,783
2,641,848
   Cost of shares reacquired.......  (11,959,150)
(10,898,454)
                                     -----------    --------
----
   Net increase (decrease) in net
      assets from Series share
      transactions.................   (5,567,626)
994,926
                                     -----------    --------
----
Total decrease.....................   (5,022,276)
(5,577,845)
Net Assets
Beginning of year..................   71,713,707
77,291,552
                                     -----------    --------
----
End of year........................  $66,691,431    $
71,713,707
                                     -----------    --------
----
                                     -----------    --------
----

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
7 -----

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                   NORTH
CAROLINA SERIES
------------------------------------------------------------
--------------------
Prudential Municipal Series Fund (the ``Fund'') is
registered under the
Investment Company Act of 1940, as an open-end investment
company. The Fund was
organized as a Massachusetts business trust on May 18, 1984
and consists of
seventeen series. The monies of each series are invested in
separate,
independently managed portfolios. The North Carolina Series
(the ``Series'')
commenced investment operations in February, 1985. The
Series is diversified and
seeks to achieve its investment objective of obtaining the
maximum amount of
income exempt from federal and applicable state income taxes with the minimum
of
risk by investing in ``investment grade'' tax-exempt
securities whose ratings
are within the four highest ratings categories by a
nationally recognized
statistical rating organization or, if not rated, are of
comparable quality. The
ability of the issuers of the securities held by the Series
to meet their
obligations may be affected by economic or political
developments in a specific
state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting
policies followed by the
Fund, and the Series, in the preparation of its financial
statements.
Securities Valuations: The Fund values municipal securities
(including
commitments to purchase such securities on a ``when-issued''
basis) on the basis
of prices provided by a pricing service which uses
information with respect to
transactions in bonds, quotations from bond dealers, market
transactions in
comparable securities and various relationships between
securities in
determining values. If market quotations are not readily
available from such
pricing service, a security is valued at its fair value as
determined under
procedures established by the Trustees.
Short-term securities which mature in more than 60 days are
valued at current
market quotations. Short-term securities which mature in 60
days or less are
valued at amortized cost which approximates market value. All securities are valued as of 4:15 P.M., New York time. Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt
securities at a set
price for delivery on a future date. Upon entering into a
financial futures
contract, the Series is required to pledge to the broker an
amount of cash
and/or other assets equal to a certain percentage of the
contract amount. This
amount is known as the ``initial margin''. Subsequent
payments, known as
``variation margin'', are made or received by the Series
each day, depending on
the daily fluctuations in the value of the underlying
security. Such variation
margin is recorded for financial statement purposes on a
daily basis as
unrealized gain or loss until the contracts expire or are
closed, at which time
the gain or loss is reclassified to realized gain or loss.
The Series invests
in
financial futures contracts solely for the purpose of
hedging its existing
portfolio securities, or securities the Series intends to
purchase against
fluctuations in value caused by changes in prevailing market conditions. Should
market conditions move unexpectedly, the Series may not
achieve the anticipated
benefits of the financial futures contracts and may realize
a loss. The use of
futures transactions involves the risk of imperfect
correlation in movements in
the price of futures contracts, interest rates and the
underlying hedged assets.
Securities Transactions and Investment Income: Securities
transactions are
recorded on the trade date. Realized gains and losses on
sales of securities are
calculated on the identified cost basis. Interest income is
recorded on the
accrual basis. The Series amortizes premiums and original
issue discount paid
on
purchases of portfolio securities as adjustments to interest income.
Net investment income (other than distribution fees) and
unrealized and realized
gains or losses are allocated daily to each class of shares
based upon the
relative proportion of net assets of each class at the
beginning of the day.
Federal Income Taxes: For federal income tax purposes, each
series in the Fund
is treated as a separate taxpaying entity. It is the intent
of the Series to
continue to meet the requirements of the Internal Revenue
Code applicable to
regulated investment companies and to distribute all of its
net income to
shareholders. For this reason and because substantially all
of the Series' gross
income consists of tax-exempt interest, no federal income
tax provision is
required.
Dividends and Distributions: The Series declares daily
dividends from net
investment income. Payment of dividends is made monthly.
Distributions of net
capital gains, if any, are made annually.
Income distributions and capital gain distributions are
determined in accordance
with income tax regulations which may differ from generally
accepted accounting
principles. These differences are primarily due to differing treatments for
short-term capital gains and market discount.
------------------------------------------------------------
--------------------
-----                                  8

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                   NORTH
CAROLINA SERIES
------------------------------------------------------------
--------------------
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual
Fund Management, Inc.
(``PMF''). Pursuant to this agreement, PMF has
responsibility for all investment
advisory services and supervises the subadviser's
performance of such services.
PMF has entered into a subadvisory agreement with The
Prudential Investment
Corporation (``PIC''); PIC furnishes investment advisory
services in connection
with the management of the Fund. PMF pays for the services
of PIC, the cost of
compensation of officers of the Fund, occupancy and certain
clerical and
bookkeeping costs of the Fund. The Fund bears all other
costs and expenses.
The management fee paid PMF is computed daily and payable
monthly, at an annual
rate of .50 of 1% of the average daily net assets of the
Series. Effective
January 1, 1995, PMF has agreed to waive a portion (.05 of
1% of the Series'
average daily net assets) of its management fee, which
amounted to $22,350
($0.004 per share for Class A, B and C shares; .033% of
average net assets). The
Series is not required to reimburse PMF for such waiver.
The Fund has distribution agreements with Prudential Mutual
Fund Distributors,
Inc. (``PMFD''), which acts as the distributor of the Class
A shares of the
Fund, and with Prudential Securities Incorporated (``PSI''), which acts as
distributor of the Class B and Class C shares of the Fund
(collectively the
``Distributors''). The Fund compensates the Distributors for distributing and
servicing the Fund's Class A, Class B and Class C shares,
pursuant to plans of
distribution, (the ``Class A, B and C Plans'') regardless of expenses actually
incurred by them. The distribution fees are accrued daily
and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors
for distribution-related activities at an annual rate of up
to .30 of 1%, .50
of
1% and 1%, of the average daily net assets of the Class A, B and C shares,
respectively. Such expenses under the Plans were .10 of 1%,
 .50 of 1% and .75
of
1% of the average daily net assets of the Class A, B and C
shares, respectively,
for the year ended August 31, 1995.
PMFD has advised the Series that it has received
approximately $12,600 in
front-end sales charges resulting from sales of Class A
shares during the year
ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and
Pruco Securities Corporation, affiliated broker-dealers,
which in turn paid
commissions to salespersons and incurred other distribution
costs.
PSI has advised the Series that for the year ended August
31, 1995, it received
approximately $97,900 and $100 in contingent deferred sales
charges imposed upon
certain redemptions by Class B and Class C shareholders,
respectively.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC
are indirect,
wholly-owned subsidiaries of The Prudential Insurance
Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-
owned subsidiary of
PMF, serves as the Fund's transfer agent and during the year ended August 31,
1995, the Series incurred fees of approximately $28,400 for
the services of
PMFS. As of August 31, 1995, approximately $2,300 of such
fees were due to PMFS.
Transfer agent fees and expenses in the Statement of
Operations include certain
out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series,
excluding short-term
investments, for the year ended August 31, 1995 were
$18,001,985 and
$27,107,030, respectively.
The cost basis of investments for federal income tax
purposes is substantially
the same as for financial reporting purposes and,
accordingly, as of August 31,
1995, net unrealized appreciation for federal income tax
purposes was $1,599,609
(gross unrealized appreciation--$2,305,476; gross unrealized depreciation--$705,867).
As of August 31, 1995, the Series sold 500 financial futures contracts on the
Municipal Bond Index expiring in September 1995. The value
at disposition of
such contracts is $5,774,062. The value of such contracts on
August 31, 1995 was
$5,721,875, thereby resulting in an unrealized gain of
$52,187.
------------------------------------------------------------
Note 5. Capital
The Series currently offers Class A, Class B and Class C
shares. Class A shares
are sold with a front-end sales charge of up to 3.0%. Class
B shares are sold
with a contingent deferred sales charge which declines from
5% to zero depending
on the period of time the shares are held. Class C shares
are sold with a
contingent deferred sales charge of 1% during the
------------------------------------------------------------
--------------------

9 -----

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                   NORTH
CAROLINA SERIES
------------------------------------------------------------
--------------------
first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
Transactions in shares of beneficial interest for the fiscal years ended August
31, 1995 and 1994, were as follows:

Class A                                 Shares
Amount
------------------------------------  ----------    --------
----
Year ended August 31, 1995:
Shares sold.........................     101,495    $
1,107,658
Shares issued in reinvestment of
  dividends.........................      40,041
444,345
Shares reacquired...................    (219,838)
(2,440,629)
                                      ----------    --------
----
Net decrease in shares outstanding
  before conversion.................     (78,302)
(888,626)
Shares issued upon conversion from
  Class B...........................   2,245,102
24,527,190
                                      ----------    --------
----
Net increase in shares
  outstanding.......................   2,166,800    $
23,638,564
                                      ----------    --------
----
                                      ----------    --------
----
Year ended August 31, 1994:
Shares sold.........................      81,115    $
947,875
Shares issued in reinvestment of
  dividends and distributions.......       8,558
98,262
Shares reacquired...................     (33,172)
(382,692)
                                      ----------    --------
----
Net increase in shares
  outstanding.......................      56,501    $
663,445
                                      ----------    --------
----
                                      ----------    --------
----
Class B
------------------------------------
Year ended August 31, 1995:
Shares sold.........................     313,714    $
3,421,366
Shares issued in reinvestment of
  dividends.........................     126,657
1,369,272
Shares reacquired...................    (889,076)
(9,511,942)
                                      ----------    --------
----
Net decrease in shares outstanding
  before conversion.................    (448,705)
(4,721,304)
Shares reacquired upon conversion
  into Class A......................  (2,245,029)
(24,527,190)
                                      ----------    --------
----
Net decrease in shares
  outstanding.......................  (2,693,734)
$(29,248,494)
                                      ----------    --------
----
                                      ----------    --------
----
Year ended August 31, 1994:
Shares sold.........................     711,751    $
8,293,464
Shares issued in reinvestment of
  dividends and distributions.......     220,668
2,543,573
Shares reacquired...................    (920,864)
(10,515,762)
                                      ----------    --------
----
Net increase in shares
  outstanding.......................      11,555    $
321,275
                                      ----------    --------
----
                                      ----------    --------
----
Class C                                 Shares
Amount
------------------------------------
                                      ----------    --------
----
Year ended August 31, 1995:
Shares sold.........................       4,353    $
47,717
Shares issued in reinvestment of
  dividends.........................         105
1,166
Shares reacquired...................        (592)
(6,579)
                                      ----------    --------
----
Net increase in shares
  outstanding.......................       3,866    $
42,304
                                      ----------    --------
----
                                      ----------    --------
----
August 1, 1994* through
  August 31, 1994:
Shares sold.........................         924    $
10,193
Shares issued in reinvestment of
  dividends.........................           1
13
                                      ----------    --------
----
Net increase in shares
  outstanding.......................         925    $
10,206
                                      ----------    --------
----
                                      ----------    --------
----
------------------
* Commencement of offering of Class C shares.

------------------------------------------------------------
--------------------
-----                                  10

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                            NORTH
CAROLINA SERIES
------------------------------------------------------------
--------------------

Class
A

---------------------------------------------------

Year Ended
August 31,

---------------------------------------------------
                                                   1995
1994       1993
     1992       1991
                                                  -------
------     ------
   ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $ 11.06
$12.04     $11.37
   $10.86     $10.45
                                                  -------
------     ------
   ------     ------
Income from investment operations
Net investment income.........................        .60(a)
 .61        .65
      .67        .67
Net realized and unrealized gain (loss) on
  investment transactions.....................        .13
(.76)       .67
      .51        .41
                                                  -------
------     ------
   ------     ------
  Total from investment operations............        .73
(.15)      1.32
     1.18       1.08
                                                  -------
------     ------
   ------     ------
Less distributions
Dividends from net investment income..........      (.60)
(.61)      (.65)
    (.67)      (.67)
Distributions from net realized gains.........         --
(.22)        --
       --         --
                                                  -------
------     ------
   ------     ------
  Total distributions.........................      (.60)
(.83)      (.65)
    (.67)      (.67)
                                                  -------
------     ------
   ------     ------
Net asset value, end of year..................    $ 11.19
$11.06     $12.04
   $11.37     $10.86
                                                  -------
------     ------
   ------     ------
                                                  -------
------     ------
   ------     ------
TOTAL RETURN(b):..............................       6.86%
(1.35)%    11.99%
   11.12%     10.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $26,519
$2,256     $1,777
   $  917     $  362
Average net assets (000)......................    $15,244
$2,067     $1,316
   $  612     $  246
Ratios to average net assets:
  Expenses, including distribution fees.......
 .98%(a)    .88%       .87%
     .91%       .99%
  Expenses, excluding distribution fees.......
 .88%(a)    .78%       .77%
     .81%       .89%
  Net investment income.......................
5.25%(a)   5.31%      5.55%
    5.90%      6.24%
Portfolio turnover rate.......................         28%
17%        38%
      36%        27%

---------------
 (a) Net of management fee waiver.
 (b) Total return does not consider the effects of sales
loads. Total return is
calculated assuming a purchase of shares on the
     first day and a sale on the last day of each period
reported and includes
reinvestment of dividends and distributions.

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
11 -----

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                            NORTH
CAROLINA SERIES
------------------------------------------------------------
--------------------

Class
B                              Class C

-------------------------------------------------------
----------

                                  Year

Year Ended
August 31,                        Ended

-------------------------------------------------------
August 31,
                                                   1995
1994        1993
      1992        1991          1995

                                  -----
                                                  -------
-------
-------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $ 11.06
$ 12.05     $
11.37     $ 10.86     $ 10.45       $11.06

                                  -----
                                                  -------
-------
-------     -------     -------
Income from investment operations
Net investment income.........................        .55(a)
 .56
 .60         .62         .63          .52(a)
Net realized and unrealized gain (loss) on
  investment transactions.....................        .13
(.77)
 .68         .51         .41          .13

                                  -----
                                                  -------
-------
-------     -------     -------
  Total from investment operations............        .68
(.21)
1.28        1.13        1.04          .65

                                  -----
                                                  -------
-------
-------     -------     -------
Less distributions
Dividends from net investment income..........       (.55)
(.56)
(.60)       (.62)       (.63)        (.52)
Distributions from net realized gains.........         --
(.22)
--          --          --           --

                                  -----
                                                  -------
-------
-------     -------     -------
  Total distributions.........................       (.55)
(.78)
(.60)       (.62)       (.63)        (.52)

                                  -----
                                                  -------
-------
-------     -------     -------
Net asset value, end of period................    $ 11.19
$ 11.06     $
12.05     $ 11.37     $ 10.86       $11.19

                                  -----

                                  -----
                                                  -------
-------
-------     -------     -------
                                                  -------
-------
-------     -------     -------
TOTAL RETURN(b):..............................       6.44%
(1.82)%
11.62%      10.64%      10.17%        6.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $40,119
$69,448
$75,515     $63,573     $59,875       $   53
Average net assets (000)......................    $51,963
$73,606
$67,997     $60,751     $59,071       $   32
Ratios to average net assets:
  Expenses, including distribution fees.......
1.34%(a)    1.28%
1.27%       1.31%       1.39%        1.63%(a)
  Expenses, excluding distribution fees.......
 .84%(a)     .78%
 .77%        .81%        .89%         .88%(a)
  Net investment income.......................
5.10%(a)    4.89%
5.18%       5.58%       5.88%        4.59%(a)
Portfolio turnover rate.......................         28%
17%
38%         36%         27%          28%

                                                August 1,
                                                 1994(d)
                                                 through
                                                August 31,
                                                   1994
                                                   -----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $11.09
                                                   -----

Income from investment operations
Net investment income.........................       .04(c)
Net realized and unrealized gain (loss) on
  investment transactions.....................      (.03)
                                                   -----

  Total from investment operations............       .01
                                                   -----

Less distributions
Dividends from net investment income..........      (.04)
Distributions from net realized gains.........        --
                                                   -----

  Total distributions.........................      (.04)
                                                   -----

Net asset value, end of period................    $11.06
                                                   -----
                                                   -----

TOTAL RETURN(b):..............................       .02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $   10
Average net assets (000)......................    $    5
Ratios to average net assets:
  Expenses, including distribution fees.......      1.67%(c)
  Expenses, excluding distribution fees.......       .92%(c)
  Net investment income.......................      5.06%(c)
Portfolio turnover rate.......................        17%

---------------
 (a) Net of management fee waiver.
 (b) Total return does not consider the effects of sales
loads. Total return is
calculated assuming a purchase of shares on the
     first day and a sale on the last day of each period
reported and includes
reinvestment of dividends and distributions.
     Total returns for periods of less than a full year are
not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C Shares.

------------------------------------------------------------
--------------------
-----                                  12     See Notes to
Financial Statements.

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Independent Auditors' Report                    NORTH
CAROLINA SERIES
------------------------------------------------------------
--------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, North Carolina Series
We have audited the accompanying statement of assets and
liabilities, including
the portfolio of investments, of Prudential Municipal Series
Fund, North
Carolina Series, as of August 31, 1995, the related
statements of operations for
the year then ended and of changes in net assets for each of the two years in
the period then ended, and the financial highlights for each of the five years
in the period then ended. These financial statements and
financial highlights
are the responsibility of the Fund's management. Our
responsibility is to
express an opinion on these financial statements and
financial highlights based
on our audits.
We conducted our audits in accordance with generally
accepted auditing
standards. Those standards require that we plan and perform
the audit to obtain
reasonable assurance about whether the financial statements
and financial
highlights are free of material misstatement. An audit
includes examining, on
a
test basis, evidence supporting the amounts and disclosures
in the financial
statements. Our procedures included confirmation of the
securities owned as of
August 31, 1995 by correspondence with the custodian. An
audit also includes
assessing the accounting principles used and significant
estimates made by
management, as well as evaluating the overall financial
statement presentation.
We believe that our audits provide a reasonable basis for
our opinion.
In our opinion, such financial statements and financial
highlights present
fairly, in all material respects, the financial position of
Prudential Municipal
Series Fund, North Carolina Series, as of August 31, 1995,
the results of its
operations, the changes in its net assets, and its financial highlights for the
respective stated periods in conformity with generally
accepted accounting
principles.
DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995
                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Federal Income Tax Information                  NORTH
CAROLINA SERIES
------------------------------------------------------------
--------------------
We are required by the Internal Revenue Code to advise you
within 60 days of the
Series' fiscal year end (August 31, 1995) as to the federal
tax status of
dividends paid by the Series during such fiscal year.
Accordingly, we are
advising you that in the fiscal year ended August 31, 1995,
dividends paid from
net investment income of $0.60 per Class A share, $0.55 per
Class B share, and
$0.52 per Class C share were all federally tax-exempt
interest dividends.
In January 1996, you will be advised on IRS Form 1099 DIV or
Substitute 1099 DIV
as to the federal tax status of the distributions received
by you in calendar
year 1995.
------------------------------------------------------------
--------------------

13 -----

Getting
The Most
From Your
Prudential
Mutual
Fund

Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand.
So when most people
run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment.
Here's what you'll find in the report:

At A Glance

Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods.
The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past performance is not indicative of future results.

Portfolio
Manager's Report
The portfolio manager who invests your money for you reports on successful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio managers favors and any changes that are on the drawing board.

Portfolio Of
Investments

This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets
And Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period.
It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you and thus is not a realized loss. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of
Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money).
You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes
In Net Assets
This schedule shows how income and expenses translate into changes in net assets, compared to last year's performance. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial
Statements

This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how
Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent
Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information we've presented is fair and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance
Comparison
These charts are included in the annual report and are required by the
Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years
(whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Getting
The Most
From Your
Prudential
Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services.

There's No Reward Without Risk; But Is This Risk Worth It?

Your financial adviser or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge -- sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.

A financial adviser or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial adviser or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Prudential Municipal Series Fund: North Carolina Series --
Lehman Bros.
General Municipal Debt Index

The Prudential Municipal Series Fund: North Carolina Series and the Lehman Bros. Index: Comparing a $10,000 Investment.

(Chart)
(Class A)

(Chart)
(Class B)

(Chart)
(Class C)

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, will be worth more or less than their original cost. The charts on the right are designed to give you an idea how much the Series' returns can fluctuate from year to year by measuring the best and worst years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Municipal
Series Fund: North
Carolina Series (Class A, Class B and Class C) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the commencement of operations of the Class A and C shares and/or
10 years for Class B shares, and subsequent account values at the end of the most recent reporting period (August 31), as measured on a quarterly basis, beginning in 1990 for the Class A shares, in 1985 for the Class B shares, and in 1994 for the Class C shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial
$10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on August 31, 1995; (c) all recurring fees (including management fees) were deducted;
and (d) all dividends
and distributions were reinvested. Class B shares automatically convert to
Class A shares, on a quarterly basis, approximately seven years after purchase.
This conversion feature is not reflected in the graph. The graph and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees. Without waivers and expense subsidies the value of the
$10,000 investment in the Series and the Series' average annual total return, as illustrated above, would have been lower.

The Index is a weighted index comprised of 21,000 municipal bonds (General obligation bonds, revenue bonds, insured bonds and prerefunded bonds) selected by Lehman Brothers as representative of the long-term investment grade municipal bond market. It is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the transaction costs and advisory fees paid by the Fund's investors. The Index's holdings differ from the Fund's portfolio. The Index is not the only one that may be used to characterize performance of bond funds and other indices may portray different comparative performance.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free (800) 225-1852

(LOGO)

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy Hays Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary
Ronald Amblard, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributors
Prudential Mutual Fund Distributors, Inc.
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435M812                                  MF126E
74435M820                                  Cat. #642962S
74435M515


(ICON)

Prudential
Municipal
Series Fund

New Jersey Series

Annual Report
Aug. 31, 1995

(LOGO)

Prudential Municipal Series Fund
New Jersey Series

Performance At A Glance.

It has been a good year for shareholders of the Prudential
Municipal Series
Fund: New Jersey Series. Municipal bond investors not only earned their coupon income, but also saw a gain in net asset value as well. We are pleased to report that your Series performed in line with the average
New Jersey
municipal bond fund measured by Lipper Analytical Services over the past
12 months.

Cumulative Total Returns1                            As of
8/31/95

                            One        Five       Since
                            Year       Years    Inception2
            Class A          7.5%       50.6%      54.0%

            Class B          7.1        47.8       78.2

            Class C          6.8        N/A         7.1

Lipper NJ Muni Avg3          7.2        48.9       83.8


Average Annual Total Returns1                      As of
9/30/95

                            One        Five       Since
                            Year       Years    Inception2
            Class A          6.6%       8.0%      7.5%

            Class B          4.5        8.1       8.0

            Class C          8.2        N/A       6.5




Taxable Equivalent Yield
                         Total Dividends     30-Day
At Tax Rates of
                         Paid for 12 Mos.   SEC Yield
36%         39.6%

Your           Class A    $0.61              5.03%
8.41%        8.91%
Dividend       Class B    $0.57              4.79
8.01         8.49
As of 8/31/95  Class C    $0.54              4.54
7.59         8.05



Past performance is not a guarantee of future results.
Principal and investment
return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper
Analytical Services. The
cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 3% for Class A shares and a contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years.

2Inception dates: 1/22/90 for Class A; 3/4/88 for Class B;
and 8/1/94 for
Class C.

3The Lipper New Jersey Municipal Bond fund average includes
43 funds for one
year, 12 funds for five years and five funds since inception of the Class B shares on 3/4/88.

How Investments Compared.
    (As of 8/31/95)

       (GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different
-- we provide
12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk.
The greater the
risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns.. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes a good deal) and their returns are historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes. (20-year returns are not available.)

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

*19 years for General Muni Debt Funds.

Marie Conti, Fund Manager

       (PHOTO)

Portfolio
Manager's Report

The Series invests in carefully selected long-term municipal bonds that offer a high level of current income exempt from New Jersey state and federal income taxes consistent with preservation of capital. Certain shareholders may be subject to the federal alternative minimum tax, however. The Series invests primarily in obligations of New Jersey State, municipal and local governments, including U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and
Guam), the income of which is also exempt from New Jersey state and federal income taxes.

Manager Named.
Marie Conti was appointed portfolio manager of the Prudential Municipal Series
Fund: New Jersey Series in May. Marie manages more than $700 million in municipal portfolios, including the Prudential Municipal
Bond Fund/Intermediate
Series.

Strategy Session.
It has been a positive year for tax-free municipal bonds. Although interest rates rose sharply in 1994 on inflation fears, they have tumbled back down slowly this year, as economic growth slowed. The Bond Buyer Revenue Bond Index
Yield stood at 6.4% on September 1, 1994 (the index is calculated on
Thursdays), and rose by a percentage point to a high of 7.4% in mid-October
1994, before falling to 6.3% on August 31, 1995. As you can see, when the dust had settled, long-term municipal bond interest rates ended the period lower.

We found value by increasing our assets in general obligation bonds, which are easier to trade in volatile markets. As interest rates fell, we also increased our holdings in revenue bonds, which offer higher interest rates and in turn help us pay our dividend. We sold off our holdings in leases. Our revenue bond holdings are focused in transportation (18% of net assets) and utilities (14%).

State Of The State.
While the Northeast has trailed the rest of the nation in economic recovery,
New Jersey -- which has the second highest per capita income in the nation -- is performing better than its neighbors. Job growth last year was 1.7%, compared to 0.6% in New York and 1.3% in Pennsylvania, but unemployment this year is a percentage point above the national average. One cause for optimism:
New Jersey did better than expected in the latest round of military base closings.

The fiscal outlook for state government is less promising. Revenues are lagging budget projections, and will fall further when the final 15% cut in income taxes takes effect next year. Plus, the state's debt service burden grows substantially this year, as a result of an earlier debt restructuring.
And finally, voters will be asked in November to dedicate a higher percentage of gasoline tax revenues to transportation. Since this money now goes into the state's General Fund, passage of the referendum could create a new revenue gap in the state budget.

Sector Breakdown

    (CHART)

What Went Well.

We Held On
To Good Yields.
We increased assets invested in non-callable bonds (those that can not be paid off prematurely by the issuer to save on interest costs) to 33%, up from 29% a year ago. These bonds not only offer attractive yields but also appreciate well when interest rates decline. They are valuable because not many bonds offer protection from call risk -- only about a third of the securities in the Lehman
Brothers' Municipal Bond Index are non-callable.

It Paid To Buy
Puerto Rico Bonds.
The supply of new municipal bonds has declined sharply in New Jersey, by 37% this year alone. So we looked elsewhere. We bought bonds issued by Puerto Rico, because they are tax-exempt federally and in virtually all states, including
New Jersey. Our holdings in Puerto Rico are now 11% of assets.

And Not So Well.
A Longer Duration
Would Have Helped.
Duration measures the sensitivity of a bond's price to interest rate changes.
The longer the duration, the more a bond's price appreciates when interest rates fall and vice versa. Over the winter, our duration was shorter than that of some competing funds, because we expected economic growth to remain strong.
As the slowdown became apparent in the second quarter, we extended duration.
Duration generally ranged from 6.7 years to 8.4 years, and was 8.4 years on
August 31.

Municipals Suffered
From Tax Talk.
Congress is considering various changes in the federal income tax, including a flat tax -- an income tax at a single, flat rate. One proposal would eliminate taxes on most investment income. Clearly, this has created uncertainty in the municipal market -- one reason why municipal bonds did not follow taxable bond prices higher this spring.

At this writing, we believe it is unlikely that a flat tax proposal in this form is likely to pass Congress -- especially not before next year's election.

Five Largest
Holdings.*


5.4%  NJ State Turnpike Authority
4.0%  Puerto Rico Commonwealth
      G.O. (AMBAC)
2.6%  Puerto Rico Tel. Authority
2.5%  Salem County NJ Industrial
      Pollution Control Authority
2.4%  Union County Utility
      Authority


*Expressed as a percentage of total net assets as of 8/31/95.


Looking Ahead.
Municipal bond yields are very attractive now. As we mentioned earlier, when
U.S. government and corporate bond yields fell this spring, municipal yields did not follow to the same extent. That means there are some very good buying opportunities now in the municipal market.

Should interest rates remain stable, municipal bond investors may look forward to earning their coupon. Plus, if interest rates fall further, municipal bond investors could reasonably expect some price appreciation as well.

Nevertheless, municipal bond investors should be prepared to weather some volatility this year as various proposals to change the country's income tax structure are proposed and debated.

Overall, we believe municipal bonds still offer good value, and that volatility can offer some attractive buying opportunities.

President's Letter                          October 11, 1995

(PHOTO)

Dear Shareholder:
We hope you like the fresh look and information we've given
your shareholder
letter. We've also introduced another feature, called
Getting the Most Out of
Your Prudential Mutual Fund, which will appear from time to
time at the back of
your report. Look for topics like "Understanding Risk &
Reward" as well as
easy-to-understand explanations of financial terms. Why are
we providing such
information? Because at Prudential Mutual Funds, we believe
an informed
investor makes smart investment decisions.
------------------------------------------------------------
-------------------
On the Hill
As an informed investor, you should know about the "American
Dream Savings
Account" that is part of the federal budget package now under debate in the
Senate. It is a type of Individual Retirement Account that offers a common-sense approach to long-term saving. Investors should like it because--

  - You can withdraw funds -- without penalty -- to pay for certain expenses like buying a first home, medical care or educational needs;

  - All account earnings would accumulate tax-free, not merely tax-deferred like the current IRA;

  - You can make contributions past age 70 1/2, instead of having to take distributions as the current law requires.

Of course, the federal budget process is never easy and
while we hope this
measure is adopted, there's no way of knowing if it will be.
So why not let
your Senator and/or Representative know your opinion today?
Simply call
202-224-3121.
------------------------------------------------------------
-------------------
In Closing
One final note: if you're a Class B shareholder of Prudential Mutual Funds, you'll begin noticing a change on your statements once you've held your shares for seven years. At that time, they will automatically begin to convert to
Class A shares on a quarterly basis. Since Class A shares carry lower annual distribution charges than Class B shares, your total returns will be higher after the conversion than they would have been without it. Conversions started earlier this year and beginning in December they will take place during each calendar quarter -- December, March, June and September. It's our way of thanking you for your loyalty -- and rewarding you for maintaining a long-term investment program by helping you earn more total investment return on your
Prudential Mutual Fund. I hope you'll find this information useful as you work with your financial advisor or registered representative to develop your personal investment plan.

Thank you for choosing Prudential Mutual Funds for your mutual fund investment.

Sincerely,

Richard A. Redeker
President

Portfolio of Investments as                   PRUDENTIAL
MUNICIPAL SERIES FUND
of August 31, 1995                            NEW JERSEY
SERIES
------------------------------------------------------------
--------------------

Moody's
                         Principal

Rating
Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
  Rate         Date        (000)        (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
LONG-TERM INVESTMENTS--98.5%
------------------------------------------------------------
-----------------
-------------------------------------------------
Atlantic City, Gen. Oblig., Ser. A
BAA1
  Zero        11/01/06    $ 1,490     $    838,065
Atlantic City Mun. Utils. Auth. Rev., Wtr. System
A-(c)
  7.75%        5/01/17      2,000(e)     2,298,580
Bergen Cnty., Utils. Auth.,
   Wtr. Poll. Ctrl. Rev., F.G.I.C., Ser. B
Aaa
  5.75        12/15/05      1,000        1,069,630
   Wtr. Poll. Ctrl. Rev., F.G.I.C., Ser. B
Aaa
  Zero        12/15/08      7,250        3,598,973
Camden Cnty. Fin. Auth., F.S.A.
Aaa
  Zero         2/15/03      1,600        1,119,312
Camden Cnty. Poll. Ctrl. Fin. Auth., Solid Waste Res.
   Rec. Rev., Ser. B
Ba
  7.50        12/01/09      3,400        3,472,624
Cape May Cnty. Ind. Poll. Ctrl., Fin. Auth. Rev.,
   M.B.I.A.
Aaa
  6.80         3/01/21      2,615        2,999,248
Cherry Hill Township
Aa
  5.90         6/01/05      1,000        1,060,140
Cherry Hill Township
Aa
  6.30         6/01/12      2,000        2,092,040
Cinnaminson Sewage Auth. Rev.
A1
  7.40         2/01/15      1,600        1,812,224
Delaware River Bay Auth., M.B.I.A.
Aaa
  5.00         1/01/17      2,250        2,028,555
Edison Twnshp., Gen. Oblig., A.M.B.A.C.
Aaa
  6.00         1/01/08      5,390        5,758,191
Egg Harbor Twnshp. Sch. Dist., F.S.A.
Aaa
  4.75         2/15/09      1,010          933,169
Egg Harbor Twnshp. Sch. Dist., Cert. of Part., M.B.I.A.
Aaa
  7.40         4/01/02      1,000(d)(e)  1,119,400
Essex Cnty. Impvt. Auth., A.M.B.A.C.
Aaa
  5.50        12/01/20      1,600        1,534,560
Essex Cnty. New Jersey Refunding Series A-1, A.M.B.A.C.
Aaa
  5.375        9/01/10      6,000        5,822,760
Evesham Mun. Utils. Auth. Rev., Ser. B, M.B.I.A.
Aaa
  7.00         7/01/10      2,000        2,180,400
Hammonton, Gen. Oblig., A.M.B.A.C.
Aaa
  6.85         8/15/03        500          570,650
Hammonton, Gen. Oblig., A.M.B.A.C.
Aaa
  6.85         8/15/04        500          573,885
Hammonton, Gen. Oblig., A.M.B.A.C.
Aaa
  6.85         8/15/05        500          576,075
Howell Twnshp. Mun. Utils. Auth. Rev., 2nd Ser.
NR
  8.60         1/01/14        750(e)       849,683
Hudson Cnty. Impvt. Auth.,
   Solid Waste Sys. Rev.
BBB-(c)
  7.10         1/01/20      2,050        2,047,356
   Solid Waste Sys. Rev.
A+(c)
  6.10         7/01/20      1,500        1,510,485
Jackson Twnshp. Sch. Dist., F.G.I.C.
Aaa
  6.60         6/01/04      1,020        1,160,760
Jackson Twnshp. Sch. Dist., F.G.I.C.
Aaa
  6.60         6/01/05        940        1,072,784
Jackson Twnshp. Sch. Dist., F.G.I.C.
Aaa
  6.60         6/01/10      1,600        1,803,824
Jackson Twnshp. Sch. Dist., F.G.I.C.
Aaa
  6.60         6/01/11      1,600        1,801,760
Jersey City, Gen. Oblig., F.S.A., Ser. A
Aaa
  9.25         5/15/04      4,310        5,635,972
Jersey City, Hudson Cnty. Qualified Water Auth. Rev.,
   F.S.A.
Aaa
  5.00        12/15/17      1,200        1,087,608

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
3

Portfolio of Investments as                   PRUDENTIAL
MUNICIPAL SERIES FUND
of August 31, 1995                            NEW JERSEY
SERIES
------------------------------------------------------------
--------------------

Moody's
                         Principal

Rating
Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
  Rate         Date        (000)        (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
Jersey City, Redev. Auth. Rev., Red Dixon Mill Apts.
   Proj., F.N.M.A.
AAA(c)
  6.10%        5/01/12   $  5,000     $  5,127,400
Lakewood Twnshp., Gen., Oblig., F.G.I.C.
Aaa
  6.60        12/01/04        450          509,886
Lakewood Twnshp., Gen., Oblig., F.G.I.C.
Aaa
  6.60        12/01/05        445          505,342
Lenape Regl. High Sch. Dist., Gen. Oblig., M.B.I.A.
Aaa
  7.625        1/01/12        400          487,368
Mercer Cnty. Impvt. Auth. Rev.
Aa1
  Zero         4/01/06      2,500        1,459,550
Mercer Cnty. Impvt. Auth. Rev.
Aa1
  Zero         4/01/07      2,725        1,490,003
Mercer Cnty. Impvt. Auth. Rev.,
   West Windsor Twnshp. Police Proj.
Aa
  6.00        11/15/10      1,250        1,273,337
Middle Twnshp. Sch. Dist., F.G.I.C.
Aaa
  7.00         7/15/05      1,200        1,394,268
Millburn Twnshp. Brd. of Ed.
Aaa
  5.35         7/15/13      1,140        1,110,497
Millburn Twnshp. Brd. of Ed.
Aaa
  5.35         7/15/14      1,135        1,095,706
Millburn Twnshp. Brd. of Ed.
Aaa
  5.35         7/15/16      1,150        1,095,755
Millburn Twnshp. Brd. of Ed.
Aaa
  5.35         7/15/17      1,150        1,091,695
Monmouth Cnty. Impvt. Auth. Rev.,
   Howell Twnshp. Brd. of Ed. Proj. Rev.
AA(c)
  6.45         7/01/08      2,000        2,161,780
   Nat'l Auth. Rev.
AA(c)
  6.55         7/01/12      4,065        4,354,143
   Water & Sewage Facs Rev., M.B.I.A.
Aaa
  5.00         2/01/13      1,600        1,459,120
   Wtr. Treatment Fac., M.B.I.A.
Aaa
  6.875        8/01/12        750          841,200
Morris Cnty.
Aaa
  5.00         7/15/14      3,180        2,910,718
Morris Cnty.
Aaa
  5.00         7/15/15      3,180        2,878,472
   Water Facs., F.G.I.C.
NR
  8.20        11/01/29      5,000(f)     4,737,500
   Middlesex Water Co., A.M.B.A.C.
Aaa
  5.25        10/01/23      2,900        2,620,759
New Jersey St. Bldg. Auth. Rev.
Aa
  5.00         6/15/17      1,000          881,410
New Jersey St. Bldg. Auth. Rev., Garden St. Svg. Bonds,
   Ser. A
Aa
  Zero         6/15/03        890          612,747
New Jersey St. Econ. Dev. Auth.,
   Amer. Airlines Inc. Proj.
Baa2
  7.10        11/01/31      3,900        4,056,000
   Jersey Central Pwr. & Light
Aa
  7.10         7/01/15        400          423,924
   Nat'l. Assoc. of Accountants
NR
  7.50         7/01/01      1,050        1,105,356
   Nat'l. Assoc. of Accountants
NR
  7.65         7/01/09        950          999,447
   Peddie School Project
AA-(c)
  5.75         2/01/12      1,250        1,249,925
   St Barnabas Reality Project M.B.I.A.
Aaa
  5.25         7/01/20      3,000        2,784,000
New Jersey St. Econ. Dist. Heating & Cool., Trigen
   Trenton Proj., Ser. B
BBB-(c)
  6.20        12/01/07      2,725        2,840,077
New Jersey Econ. Dist. Heating & Cool., Trigen Trenton
   Proj.
BBB-(c)
  6.20        12/01/10        600          602,628
New Jersey St. Edl. Facs. Fin. Auth. Rev.,
   Princeton University
Aaa
  5.25         7/01/25      3,760        3,503,079
   Princeton Inst. For Advanced Study, Ser. B
Aaa
  6.35         7/01/21      5,620        5,797,479
   Seton Hall Univ. Proj., Ser. B, M.B.I.A.
Aaa
  6.25         7/01/07        680          726,254
   Seton Hall Univ. Proj., Ser. D
Baa1
  7.00         7/01/21      2,000        2,115,620

------------------------------------------------------------
--------------------
4                                            See Notes to
Financial Statements.

Portfolio of Investments as                   PRUDENTIAL
MUNICIPAL SERIES FUND
of August 31, 1995                            NEW JERSEY
SERIES
------------------------------------------------------------
--------------------

Moody's
                         Principal

Rating
Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
  Rate         Date        (000)        (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
New Jersey St. Hlth. Care Facs. Fin. Auth. Rev.,
   Atlantic City Med. Ctr., Ser. C
A
  6.80%        7/01/11   $  3,900     $  4,083,846
   East Orange Gen. Hosp., Ser. B
BBB+(c)
  7.75         7/01/20      2,250        2,385,248
   Helene Fuld Med. Ctr., Ser. C
A(c)
  8.00         7/01/08      2,700        2,998,350
   Helene Fuld Med. Ctr., Ser. C
A(c)
  8.125        7/01/13        500          552,805
   Intercare Hlth. Systems-JFK Ctr.
A
  7.50         7/01/07      1,000        1,092,570
   Intercare Hlth. Systems-JFK Ctr.
A
  7.625        7/01/18        945        1,039,566
   Jersey Shore Med. Ctr., A.M.B.A.C.
Aaa
  6.00         7/01/09      1,465        1,526,486
   Jersey Shore Med. Ctr.
Aaa
  6.25         7/01/21      1,500        1,539,000
   Kensington Cmnty. Med. Ctr., M.B.I.A.
Aaa
  7.00         7/01/20      3,450        3,790,791
   Rahway Hospital, Ser. B
Baa1
  7.75         7/01/14      4,740        4,851,864
   St. Peters Med. Ctr., M.B.I.A., Ser. E
Aaa
  6.50         7/01/07      1,725(e)     1,922,978
   Somerset Med. Ctr., F.G.I.C.
Aaa
  5.20         7/01/24      1,015          920,260
   Warren Hosp.
AA(c)
  5.25         7/01/14      2,985        2,709,096
New Jersey St. Hsg. & Mtge. Fin. Agcy., M.B.I.A., Ser. D
Aaa
  7.70        10/01/29      4,810        5,084,218
New Jersey St. Hsg. & Mtge. Fin. Agcy., Tiffany Manor,
   Ser. B
A+(c)
  6.75        11/01/11      2,190        2,268,840
New Jersey St. Hwy. Auth., Garden St. Pkwy. Gen. Rev.
A1
  6.20         1/01/10      3,035        3,224,839
New Jersey St. Trans. Trust Fund Auth.,
   Trans. Sys., M.B.I.A.
Aaa
  5.00         6/15/15      4,000        3,669,920
   Trans. Sys., M.B.I.A.
Aaa
  6.50         6/15/11      5,000        5,483,600
   Trans. Sys., M.B.I.A.
Aaa
  5.50         6/15/15      5,000        4,830,000
New Jersey St. Tpke. Auth. Rev.,
   Ser. C, M.B.I.A.
Aaa
  6.50         1/01/09      1,000        1,106,520
   Ser. C, M.B.I.A.
Aaa
  6.50         1/01/16     14,835       16,157,392
   Ser. A
A
  6.75         1/01/08      2,000        2,169,100
New Jersey St. Wastewater Treatment,
   Trust Loan Rev.
Aa
  6.875        6/15/06      1,000        1,100,590
   Trust Loan Rev., Ser. A
Aa
  6.00         7/01/09      1,000        1,032,010
North Brunswick Twnshp.,
   Brd. of Ed., Gen. Oblig.
Aa
  6.80         6/15/06        350          401,377
   Brd. of Ed., Gen. Oblig.
Aa
  6.80         6/15/07        350          399,854
   Rict Hosp. Rev., Gen. Oblig.
Aa
  6.40         5/15/10      2,000        2,127,380
Passaic Valley New Jersey Water Comm. Water Supply Rev.,
   F.G.I.C.
Aaa
  5.00        12/15/22      5,000        4,454,750
Paterson Cnty., F.S.A.
Aaa
  6.50         2/15/05      2,000        2,185,180
Pennsauken Twnshp., Brd. of Ed., Cert. of Part., B.I.G.
Aaa
  7.70         7/15/09      1,030        1,153,785
Port Auth. New York & New Jersey, Ser. 92
A1
  5.00         7/15/23      2,000        1,730,660
Port Auth. New York & New Jersey
A1
  5.75         6/15/30      5,025        4,834,753
Port Auth. New York & New Jersey,
A1
  5.75        12/15/20        500          486,955
   Ser. 96, F.G.I.C.
Aaa
  6.60        10/01/23      2,750        2,880,103

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
5

Portfolio of Investments as                   PRUDENTIAL
MUNICIPAL SERIES FUND
of August 31, 1995                            NEW JERSEY
SERIES
------------------------------------------------------------
--------------------

Moody's
                         Principal

Rating
Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
  Rate         Date        (000)        (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
Puerto Rico Comnwlth.,
   Gen. Oblig., M.B.I.A.
Aaa
  5.50%        7/01/08   $  3,000     $  3,091,770
   Gen. Oblig., A.M.B.A.C.
Aaa
  7.00         7/01/10     10,250       11,896,662
   Pub. Impvt. Ref., M.B.I.A.
Aaa
  7.00         7/01/10      1,000(d)     1,160,650
Puerto Rico Elec. Pwr. Auth. Rev., Ref. Ser. S
Baa1
  6.125        7/01/08      2,300        2,422,199
Puerto Rico Hwy. Auth. Rev.,
   Ser. Q
AAA(c)
  7.75         7/01/10      2,000(d)(e)  2,323,460
   Ser. R
Baa1
  6.75         7/01/05      1,000        1,088,610
   Ser. S
AAA(c)
  6.50         7/01/22        750(e)       844,223
Puerto Rico Indus. Tourist Edl. Hosp. Auxilio Mutuo
   Oblig.
   Grp A, M.B.I.A.
Aaa
  6.25         7/01/24      3,000        3,065,640
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.
Aaa
  6.363        1/25/07      7,875(f)     7,845,469
Rutgers St. Univ. Rev.,
   Ser. A
A1
  6.40         5/01/13      5,000        5,368,550
   Ser. P
A1
  6.85         5/01/12      2,810        3,047,895
Salem Cnty. New Jersey Indus. Poll. Cntl. Fin. Auth.
   Rev.
Aaa
  5.55        11/01/33      8,000        7,530,240
South Brunswick Twnshp.,
   Wtr. & Swr. Utils., Gen. Impvt.
NR
  6.90         8/01/05        850          952,697
   Wtr. & Swr. Utils., Gen. Impvt.
NR
  6.90         8/01/06        850          952,697
Union City New Jersey, Sch.Impvt., F.S.A.
Aaa
  6.375       11/01/08      1,545        1,685,502
Union Cnty. Utils. Auth.,
   Solid Waste Rev., Ser. A
A-(c)
  7.10         6/15/06      1,255        1,302,941
   Solid Waste Rev., Ser. A
A-(c)
  7.20         6/15/14      6,850        7,124,342
Virgin Islands Pub. Fin. Auth. Rev., Hwy. Trans. Trust
   Fund
BBB(c)
  7.70        10/01/04      2,750        3,013,505
Virgin Islands Territory, Hugo Ins. Claims Fund Prog.,
   Ser. 91.
NR
  7.75        10/01/06      1,970        2,146,670
West Morris Regl. High Sch. Dist., Cert. of Part.,
   B.I.G.
Aaa
  7.50         3/15/09      1,500        1,648,425
West New York & New Jersey,
   Mun. Utils., Auth. Swr. Rev., F.G.I.C.
Aaa
  Zero        12/15/06      3,540        2,009,339
   Mun. Utils., Auth. Swr. Rev., F.G.I.C.
Aaa
  Zero        12/15/12      1,410          534,503
   Mun. Utils., Auth. Swr. Rev., F.G.I.C.
Aaa
  Zero        12/15/13      2,910        1,035,524

                                      ------------
Total long-term investments (cost $279,205,394)
                                       293,017,357

                                      ------------
SHORT-TERM INVESTMENTS--0.6%
New Jersey Eco. Dev. Auth., F.R.D.D.,
   Dow Chemical, Ser. 84A
P1
  3.35         9/01/95        100          100,000
   Dow Chemical, Ser. 84B
P1
  3.35         9/01/95        800          800,000
Port Auth. of New York & New Jersey, Spec. Oblig. Rev.,
   Ser.1 F.R.D.D.
VMIG1
  3.45         9/01/95        600          600,000

------------------------------------------------------------
--------------------
6                                            See Notes to
Financial Statements.

Portfolio of Investments as                   PRUDENTIAL
MUNICIPAL SERIES FUND
of August 31, 1995                            NEW JERSEY
SERIES
------------------------------------------------------------
--------------------

Moody's
                         Principal

Rating
Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
  Rate         Date        (000)        (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
Union Cnty. Ind. Poll. Ctrl. Fin. Auth. Rev., Poll.
   Ctrl. Rev.,
   F.R.D.D., Ser. 94
P1
  3.25%        9/01/95   $    300     $    300,000

                                      ------------
Total short-term investments (cost $1,800,000)
                                         1,800,000

                                      ------------
Total Investments--99.1%
(cost $281,005,394; Note 4)
                                       294,817,357
Other assets in excess of liabilities--0.9%
                                         2,552,590

                                      ------------
Net Assets--100%
                                      $297,369,947

                                      ------------

                                      ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance
Corporation.
    B.I.G.--Bond Investors Guaranty Insurance Company.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Association.
    F.N.M.A.--Federal National Mortgage Association.

 (b) For purposes of amortized cost valuation, the maturity date of Floating
     Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 (c) Standard & Poor's Rating.
 (d) Pledged as initial margin on financial futures contracts.
 (e) Prerefunded issues are secured by escrowed cash and/or direct U.S.
     guaranteed obligations.
 (f) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information
contains a description
of Moody's and Standard & Poor's ratings.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.
7

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Statement of Assets and Liabilities            NEW JERSEY
SERIES
------------------------------------------------------------
--------------------

Assets
                                August 31, 1995
Investments, at value (cost
$281,005,394)...............................................
 .................
 ....      $294,817,357
Cash........................................................
 .................
 ................................            94,799
Interest
receivable..................................................
 .................
 .......................         3,717,758
Receivable for Fund shares
sold........................................................
 .................
 .....           130,295
Deferred expenses and other
assets......................................................
 .................
 ....            51,498

                                    ------------
   Total
assets......................................................
 .................
 .......................       298,811,707

                                    ------------
Liabilities
Payable for Fund shares
reacquired..................................................
 .................
 ........         1,074,124
Due to
Distributors................................................
 .................
 .........................           109,328
Dividends
payable.....................................................
 .................
 ......................           154,410
Due to
Manager.....................................................
 .................
 .........................            81,517
Due to broker-variation margin
payable.....................................................
 ..................
          20,781
Deferred trustees'
fees........................................................
 .................
 .............             1,600

                                    ------------
   Total
liabilities.................................................
 .................
 .......................         1,441,760

                                    ------------
Net
Assets......................................................
 .................
 ............................      $297,369,947

                                    ------------

                                    ------------
Net assets were comprised of:
   Shares of beneficial interest, at
par.........................................................
 ............
$    270,807
   Paid-in capital in excess of
par.........................................................
 .................
     285,074,748

                                    ------------

                                     285,345,555
   Accumulated net realized loss on
investments.................................................
 .............
  (1,747,102)
   Net unrealized appreciation on
investments.................................................
 ...............
    13,771,494

                                    ------------
Net assets, August 31,
1995........................................................
 .................
 .........      $297,369,947

                                    ------------

                                    ------------
Class A:
   Net asset value and redemption price per share
      ($49,665,933 / 4,523,163 shares of beneficial interest
issued and
outstanding).........................            $10.98
   Maximum sales charge (3.0% of offering
price)......................................................
 .......
   .34

                                    ------------
   Maximum offering price to
public......................................................
 ....................
          $11.32

                                    ------------

                                    ------------
Class B:
   Net asset value, offering price and redemption price per
share
      ($246,201,663 / 22,420,702 shares of beneficial
interest issued and
outstanding).......................            $10.98

                                    ------------

                                    ------------
Class C:
   Net asset value, offering price and redemption price per
share
      ($1,502,351 / 136,816 shares of beneficial interest
issued and
outstanding)............................            $10.98

                                    ------------

                                    ------------

------------------------------------------------------------
--------------------
8                                            See Notes to
Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year
Ended
Net Investment Income                            August 31,
1995
                                                 -----------
----
Income
   Interest...................................
$19,123,944
                                                 -----------
----
Expenses
   Management fee, net of waiver of
      $483,073................................
1,047,300
   Distribution fee--Class A..................
30,290
   Distribution fee--Class B..................
1,374,973
   Distribution fee--Class C..................
5,924
   Transfer agent's fees and expenses.........
138,000
   Custodian's fees and expenses..............
110,000
   Reports to shareholders....................
63,000
   Registration fees..........................
19,000
   Audit fee..................................
11,000
   Legal fees.................................
10,000
   Insurance..................................
9,500
   Trustee's fees.............................
3,200
   Miscellaneous..............................
14,050
                                                 -----------
----
      Total expenses..........................
2,836,237
   Less: Custodian fee credit.................
(43,589)
                                                 -----------
----
       Net expenses...........................
2,792,648
                                                 -----------
----
Net investment income.........................
16,331,296
                                                 -----------
----
Realized and Unrealized
Gain (Loss) on Investments
Net realized (gain) loss on:
   Investment transactions....................
2,223,013
   Financial futures contract transactions....
(911,541)
   Options purchased..........................
(53,313)
                                                 -----------
----

1,258,159
                                                 -----------
----
Net change in unrealized appreciation on:
   Investments................................
1,994,868
   Financial futures contracts................
2,281
                                                 -----------
----

1,997,149
                                                 -----------
----
Net gain on investments.......................
3,255,308
                                                 -----------
----
Net Increase in Net Assets
Resulting from Operations.....................
$19,586,604
                                                 -----------
----
                                                 -----------
----


PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended August 31,
in Net Assets                          1995             1994
                                   -------------    --------
----
Operations
   Net investment income.........  $  16,331,296    $
18,099,624
   Net realized gain (loss) on
      investment transactions....      1,258,159
(1,294,945)
   Net change in unrealized
      appreciation/depreciation
      of investments.............      1,997,149
(23,297,125)
                                   -------------    --------
----
   Net increase (decrease) in net
      assets resulting from
      operations.................     19,586,604
(6,492,446)
                                   -------------    --------
----
Dividends and distributions (Note 1):
   Dividends from net investment
      income
      Class A....................     (1,712,625)
(831,601)
      Class B....................    (14,579,222)
(17,267,981)
      Class C....................        (39,449)
(42)
                                   -------------    --------
----
                                     (16,331,296)
(18,099,624)
                                   -------------    --------
----
   Distributions from net
      realized gains
      Class A....................             --
(237,645)
      Class B....................             --
(5,452,932)
                                   -------------    --------
----
                                              --
(5,690,577)
                                   -------------    --------
----
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold.......................     18,110,094
41,819,711
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions..............      9,760,545
14,387,672
   Cost of shares reacquired.....    (71,846,422)
(55,213,009)
                                   -------------    --------
----
   Net increase (decrease) in net
      assets from Series share
      transactions...............    (43,975,783)
994,374
                                   -------------    --------
----
Total increase (decrease)........    (40,720,475)
(29,288,273)
Net Assets
Beginning of year................    338,090,422
367,378,695
                                   -------------    --------
----
End of year......................  $ 297,369,947
$338,090,422
                                   -------------    --------
----
                                   -------------    --------
----

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
9

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                 NEW JERSEY
SERIES
------------------------------------------------------------
--------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the
Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984, and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The New Jersey Series (the ``Series'') commenced investment operations in March 1988. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the
Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

All securities are valued as of 4:15 P.M., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as
``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. The Series invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Option Writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized gains from securities or currencies based upon the type of option written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. The Fund as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.
There were no
written options outstanding at August 31, 1995.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income.

Net investment income (other than distribution fees) and
unrealized and realized
gains or losses are allocated daily to each class of shares
based upon the
relative proportion of net assets of each class at the
beginning of the day.
Federal Income Taxes: For federal income tax purposes, each
series in the Fund
is treated as a separate taxpaying entity. It is the intent
of the Series to
continue to meet the requirements of the Internal Revenue
Code
------------------------------------------------------------
--------------------
10

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                 NEW JERSEY
SERIES
------------------------------------------------------------
--------------------
applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the
Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly.
Distributions of net
capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for short-term capital gains and market discount.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual
Fund Management, Inc.
(``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services.
PMF has entered into a subadvisory agreement with The
Prudential Investment
Corporation (``PIC''). PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. For the four months ended December 31, 1994, PMF waived 25% of its management fee. For the eight months ended August 31, 1995, PMF waived 35% of its management fee. The amount of fees waived for the fiscal year ended August 31, 1995, amounted to
$483,073 ($0.018 per share for Class A, B and C shares;
0.16% of average net
assets). The Series is not required to reimburse PMF for such waiver.

The Fund has distribution agreements with Prudential Mutual
Fund Distributors,
Inc. (``PMFD''), which acts as the distributor of the Class
A shares of the
Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the
``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, .50 of
1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%,
 .50 of 1% and .75
of
1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1995.

PMFD has advised the Series that it has received approximately $16,200 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the fiscal year ended
August 31, 1995, it
received approximately $665,390 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C (per Note 5) shareholders.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance
Company of America.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of
PMF, serves as the Fund's transfer agent and during the fiscal year ended August
31, 1995, the Series incurred fees of approximately $110,100 for the services of
PMFS. As of August 31, 1995, approximately $8,800 of such fees were due to PMFS.
Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1995, were $110,077,138 and
$152,249,270, respectively.

At August 31, 1995 the Series sold 35 financial futures
contracts on U.S.
Treasury Bonds which expire in September 1995. The value at
disposition of such
contracts was $3,920,000. The value of such contracts on
August 31, 1995 was
$3,960,469, thereby resulting in an unrealized loss of
$40,469.
------------------------------------------------------------
--------------------

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                 NEW JERSEY
SERIES
------------------------------------------------------------
--------------------
The cost basis of investments for federal income tax purposes at August 31,
1995, was $281,017,544 and, accordingly, net unrealized appreciation of investments for federal income tax purposes is $13,799,813 (gross unrealized appreciation--$15,035,122; gross unrealized depreciation-- $1,235,309).

For federal income tax purposes, the Fund has a capital loss carryforward as of
August 31, 1995 of approximately $1,724,478 which will expire in 2003.
Accordingly, no capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

------------------------------------------------------------
Note 5. Capital

The Series currently offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class
B shares are sold
with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A                                 Shares
Amount
------------------------------------  ----------    --------
----
Year ended August 31, 1995:
Shares sold.........................     146,305    $
1,554,250
Shares issued in reinvestment
  of dividends......................     101,255
1,092,947
Shares reacquired...................    (644,816)
(6,937,778)
                                      ----------    --------
----
Net decrease in shares outstanding
  before conversion.................    (397,256)
(4,290,581)
Shares issued upon conversion from
  Class B...........................   3,553,656
38,072,569
                                      ----------    --------
----
Net increase in shares
  outstanding.......................   3,156,400    $
33,781,988
                                      ----------    --------
----
                                      ----------    --------
----
Year ended August 31, 1994:
Shares sold.........................     314,116    $
3,550,381
Shares issued in reinvestment of
  distributions.....................      62,184
699,684
Shares reacquired...................    (329,592)
(3,698,430)
                                      ----------    --------
----
Net increase in shares
  outstanding.......................      46,708    $
551,635
                                      ----------    --------
----
                                      ----------    --------
----
Class B                                 Shares
Amount
------------------------------------  ----------    --------
----
Year ended August 31, 1995:
Shares sold.........................   1,439,537    $
15,328,727
Shares issued in reinvestment
  of dividends......................     811,273
8,636,803
Shares reacquired...................  (6,166,186)
(64,879,456)
                                      ----------    --------
----
Net decrease in shares outstanding
  before conversion.................  (3,915,376)
(40,913,926)
Shares reacquired upon conversion
  into Class A......................  (3,553,656)
(38,072,569)
                                      ----------    --------
----
Net decrease in shares
  outstanding.......................  (7,469,032)
$(78,986,495)
                                      ----------    --------
----
                                      ----------    --------
----
Year ended August 31, 1994:
Shares sold.........................   3,349,228    $
38,030,222
Shares issued in reinvestment
  of dividends and distributions....   1,214,942
13,687,960
Shares reacquired...................  (4,642,077)
(51,514,579)
                                      ----------    --------
----
Net decrease in shares
  outstanding.......................     (77,907)   $
(203,603)
                                      ----------    --------
----
                                      ----------    --------
----
Class C
------------------------------------
Six months ended August 31, 1995:
Shares sold.........................     114,493    $
1,227,117
Shares issued in reinvestment
  of dividends......................       2,852
30,795
Shares reacquired...................      (2,705)
(29,188)
                                      ----------    --------
----
Net increase in shares
  outstanding.......................     114,640    $
1,228,724
                                      ----------    --------
----
                                      ----------    --------
----
August 1, 1994* through August 31,
  1994:
Shares sold.........................      22,173    $
239,108
Shares issued in reinvestment
  of dividends......................           3
28
Shares reacquired...................          --
--
                                      ----------    --------
----
Net increase in shares
  outstanding.......................      22,176    $
239,136
                                      ----------    --------
----
                                      ----------    --------
----

---------------
* Commencement of offering Class C shares.
------------------------------------------------------------
--------------------
12

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                          NEW JERSEY
SERIES
------------------------------------------------------------
--------------------

Class A

------------------------------------------------------

Year Ended August
31,

------------------------------------------------------
                                              1995
1994        1993
   1992        1991
                                             -------     ---
----     -------
  -------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......    $ 10.81     $
11.74     $ 11.15
  $ 10.73     $10.16
                                             -------     ---
----     -------
  -------     ------
Income from investment operations
Net investment income(a).................        .61
 .61         .64
      .67        .69
Net realized and unrealized gain (loss)
   on investment transactions............        .17
(.75)        .71
      .51        .59
                                             -------     ---
----     -------
  -------     ------
   Total from investment operations......        .78
(.14)       1.35
     1.18       1.28
                                             -------     ---
----     -------
  -------     ------
Less distributions
Dividends from net investment income.....       (.61)
(.61)       (.64)
     (.67)      (.69)
Distributions from net realized gains on
   investment transactions...............         --
(.18)       (.12)
     (.09)      (.02)
                                             -------     ---
----     -------
  -------     ------
   Total distributions...................       (.61)
(.79)       (.76)
     (.76)      (.71)
                                             -------     ---
----     -------
  -------     ------
Net asset value, end of year.............    $ 10.98     $
10.81     $ 11.74
  $ 11.15     $10.73
                                             -------     ---
----     -------
  -------     ------
                                             -------     ---
----     -------
  -------     ------
TOTAL RETURN(b):.........................       7.55%
(1.27)%      12.57%
    11.35%     12.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)............    $49,666
$14,774     $15,501
  $11,941     $8,041
Average net assets (000).................    $30,290
$15,334     $13,444
  $ 9,759     $5,637
Ratios to average net assets:(a)
   Expenses, including distribution
      fees...............................        .55%
 .58%        .61%
      .48%       .29%
   Expenses, excluding distribution
      fees...............................        .45%
 .48%        .51%
      .38%       .19%
   Net investment income.................       5.65%
5.42%       5.63%
     6.14%      6.58%
Portfolio turnover rate..................         37%
34%         32%
       38%       116%

---------------
 (a) Net of management and/or distribution fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
13

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                          NEW JERSEY
SERIES
------------------------------------------------------------
--------------------

                                Class C

Class B
                              ----------

------------------------------------------------------------
Year

Year Ended
August 31,                           Ended

------------------------------------------------------------
August 31,
                                               1995
1994         1993
       1992         1991          1995
                                             --------     --
------     --------
   --------     --------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....    $  10.81     $
11.74     $  11.15
   $  10.73     $  10.16       $10.81
                                             --------     --
------     --------
   --------     --------        -----

Income from investment operations
Net investment income(a).................         .57
 .56          .59
        .63          .65          .54
Net realized and unrealized gain (loss)
   on investment transactions............         .17
(.75)         .71
        .51          .59          .17
                                             --------     --
------     --------
   --------     --------        -----
   Total from investment operations......         .74
(.19)        1.30
       1.14         1.24          .71
                                             --------     --
------     --------
   --------     --------        -----
Less distributions
Dividends from net investment income.....        (.57)
(.56)        (.59)
      (.63)        (.65)        (.54)
Distributions from net realized gains on
   investment transactions...............          --
(.18)        (.12)
      (.09)        (.02)          --
                                             --------     --
------     --------
   --------     --------        -----
   Total distributions...................        (.57)
(.74)        (.71)
      (.72)        (.67)        (.54)
                                             --------     --
------     --------
   --------     --------        -----
Net asset value, end of period...........    $  10.98     $
10.81     $  11.74
   $  11.15     $  10.73       $10.98
                                             --------     --
------     --------
   --------     --------        -----
                                             --------     --
------     --------
   --------     --------        -----
TOTAL RETURN(b):.........................        7.12%
(1.67)%       12.12%
     10.93%       12.52%        6.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........    $246,202
$323,077     $351,878
   $295,781     $244,322       $1,502
Average net assets (000).................    $274,995
$343,941     $316,372
   $269,318     $208,893       $  790
Ratios to average net assets:(a)
   Expenses, including distribution
      fees...............................         .95%
 .98%        1.01%
       .88%         .69%        1.20%
   Expenses, excluding distribution
      fees...............................         .45%
 .48%         .51%
       .38%         .19%         .45%
   Net investment income.................        5.30%
5.02%        5.23%
      5.74%        6.18%        4.99%
Portfolio turnover rate..................          37%
34%          32%
        38%         116%          37%


                                           August 1,
                                            through
                                           August 31,
                                              1994
                                           ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....    $10.83
                                              -----

Income from investment operations
Net investment income(a).................       .04
Net realized and unrealized gain (loss)
   on investment transactions............      (.02)
                                              -----

   Total from investment operations......       .02
                                              -----

Less distributions
Dividends from net investment income.....      (.04)
Distributions from net realized gains on
   investment transactions...............        --
                                              -----

   Total distributions...................      (.04)
                                              -----

Net asset value, end of period...........    $10.81
                                              -----
                                              -----

TOTAL RETURN(b):.........................      0.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........    $  240
Average net assets (000).................    $   11
Ratios to average net assets:(a)
   Expenses, including distribution
      fees...............................      1.29%(c)
   Expenses, excluding distribution
      fees...............................       .54%(c)
   Net investment income.................      5.06%(c)
Portfolio turnover rate..................        34%

---------------
 (a) Net of management and/or distribution fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C shares.

------------------------------------------------------------
--------------------
14                                           See Notes to
Financial Statements.

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Independent Auditors' Report                  NEW JERSEY
SERIES
------------------------------------------------------------
--------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, New Jersey Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, New Jersey
Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of
August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal
Series Fund, New Jersey Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995


                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Federal Income Tax Information                NEW JERSEY
SERIES
------------------------------------------------------------
--------------------
We are required by the Internal Revenue Code to advise you within 60 days of the
Series' fiscal year end (August 31, 1995) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1995, dividends paid from net investment income of $.61 per Class A share, $.57 per Class B share, and
$.54 per Class C share were all federally tax-exempt interest dividends.

In January 1996, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV
as to the federal tax status of the distributions received
by you in calendar
year 1995.
------------------------------------------------------------
--------------------

Getting The Most From Your Prudential Mutual Fund
When you invest through Prudential Mutual Funds, you receive financial advice
through a Prudential Securities financial advisor or
Prudential/Pruco
Securities registered representative. Your advisor or
representative can
provide you with the following services.
------------------------------------------------------------
-------------------
There's No Reward Without Risk; But Is This Risk Worth It? Your financial adviser or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to
gauge -- sometimes even the simplest investments bear
surprising risks. The
educated investor knows that markets seldom move in just one direction --
there are times when a market sector or asset class will
lose value or provide
little in the way of total return. Managing your own
expectations is easier
with help from someone who understands the markets and who
knows you!
------------------------------------------------------------
-------------------
Keeping Up With The Joneses.
A financial adviser or registered representative can help
you wade through the
numerous mutual funds available to find the ones that fit
your own individual
investment profile and risk tolerance. While the newspapers
and popular
magazines are full of advice about investing, they are aimed at generic groups
of people or representative individuals, not at you
personally. Your financial
advisor or registered representative will review your
investment objectives
with you. This means you can make financial decisions based
on the assets and
liabilities in your current portfolio and your risk
tolerance -- not just based
on the current investment fad.
------------------------------------------------------------
-------------------
Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial adviser or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Prudential Municipal Series Fund: New Jersey Series
Lehman Bros. General Municipal Debt Index

The Prudential Municipal Series Fund: New Jersey Series and the Lehman Bros. Index: Comparing a $10,000 Investment.

Class A

(GRAPH)


Class B

(GRAPH)

Class C

(GRAPH)


Past performance is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, will be worth more or less than their original cost. The charts on the right are designed to give you an idea how much the Series' returns can fluctuate from year to year by measuring the best and worst years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Municipal Series Fund: New
Jersey Series (Class A, Class B and Class C) with a similar investment in the
Lehman Brothers Municipal Bond Index by portraying the initial account values at the commencement of operations of each class, and subsequent account values at the end of the most recent reporting period (August 31), as measured on a quarterly basis, beginning in 1990 for the Class A shares, in 1988 for the
Class B shares, and in 1994 for the Class C shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed
(a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on August 31, 1995;
(c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graph. The graph and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees.

*Without waivers and expense subsidies the value of the $10,000 investment in the Series and the Series' average annual total return, as illustrated above, would have been lower, as indicated in parentheses ( ).

The Index is a weighted index comprised of 21,000 municipal bonds (general obligation bonds, revenue bonds, insured bonds and prerefunded bonds) selected by Lehman Brothers as representative of the long-term investment grade municipal bond market. It is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the transaction costs and advisory fees paid by the Series' investors. The Index's holdings differ from the Series' portfolio. The Index is not the only one that may be used to characterize performance of bond funds and other indices may portray different comparative performance.

Prudential Mutual Funds
One Seaport Plaza
New York, NY  10292
Toll Free (800) 225-1852

(LOGO)


Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy Hays Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary
Ronald Amblard, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributors
Prudential Mutual Fund Distributors, Inc.
Prudential Securities, Inc.
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435M788
74435M796           MF138E
74435M531           CAT# 642872T


(ICON)

Prudential
Municipal
Series Fund

New Jersey
Money Market Series

ANNUAL
REPORT
Aug. 31, 1995

(LOGO)

Prudential Municipal Series Fund
New Jersey Money Market Series

Performance At A Glance.

Over the past 12 months, New Jersey's economy continued to expand and its credit rating as of August 31, 1995, was Aa1, according to Moody's Investors
Service. Prudential Municipal Series Fund: New Jersey Money
Market Series'
7-day current yield on August 31, 1995 was 3.13% compared to 3.42% six months ago.

Fund Facts As of 8/31/95

                    7-Day        Net Asset      Taxable
Equivalent Yield*
Weighted       Total
                 Current Yld.      Value        @31%
@36%     @39.6%
Avg. Mat.   Assets (mil.)


NJ Money
Market Fund         3.13%          $1.00       4.86%
5.24%      5.55%
49 Days        $182

IBC/Donoghue
NJ Tax-exempt       3.06            1.00       4.77
5.14       5.45
57 Days         N/A
Fund Average **

Note: Yields will fluctuate from time to time and past performance is no guarantee of future results.

An investment in the Series is neither insured nor guaranteed by the U.S.
government and there can be no assurance that the Series will be able to maintain a stable net asset value.

* Some investors may be subject to the federal alternative minimum tax.

**This is the average 7-day current yield, NAV and WAM of 11 funds in the
International Business Communications/Donoghue New Jersey tax-exempt money market fund category as of August 31, 1995.

How Investments Compared.
(As of 8/31/95)

(GRAPH)

Source: Lipper Analytical Services.
Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns.
These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes a good deal) and their returns are historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Tax-Exempt Money Market Funds attempt to preserve a constant share value and provide tax-free income; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

*19 years for General Muni Debt Funds.
 17 years for Tax-Free Money Market Funds.

Ken Potts, Fund Manager

Portfolio
Manager's Report

Prudential Municipal Series Fund: New Jersey Money Market
Series seeks the
highest current income that is exempt from federal and New
Jersey income
taxes, consistent with liquidity, the preservation of capital, and maintenance of a stable net asset value of $1 per share. The Series invests in a portfolio of short-term debt securities and obligations of New Jersey state, its municipalities, local governments and other qualifying issuers.

Strategy Session.

Lessons Learned
From Orange County.

The New Jersey Money Market Series has followed a conservative, quality oriented investment strategy. This means we look beyond a bond's rating and examine the issuer as well.

December's bankruptcy filing by California's Orange County after it suffered
$1.7 billion in investment losses surprised the municipal securities markets.
The sudden collapse of such a highly rated issuer underscored the importance of quality credit research and diversification.

The New Jersey Money Market Series invests across a broad spectrum of issues to lessen risk. As of August 31, 1995, we were invested in 48 securities representing 39 issuers from across the state. In addition, 58% of the portfolio was credit-enhanced by a letter of credit from a major money center institution, like Morgan Guaranty or bond insurance, like
AMBAC. We also
favored securities that were backed by a revenue stream specifically collected for the given public project.

Interest Rates Trend Lower

(GRAPH)

Federal Funds Rate vs. One-Year Bond Buyer Index

Source: Bloomberg & the Bond Buyer. The One-Year Bond Buyer
Index is an
average of one-year, tax-exempt notes of 10 issuers calculated by the Bond
Buyer weekly on Wednesday.

State Of The State.

High Demand And Stability.

New Jersey's per capita income is second in the nation, which translates into high demand for tax-free securities. The state's economy is slowly strengthening and its overall credit rating as of August 31, 1995, was Aa1, according to Moody's.

Some state highlights --

- Over the past year economic growth in the Garden State lagged the nation but was slightly ahead of the Mid-Atlantic region. The state did better than expected in the recent round of military base closures, with only one major facility, the Bayonne Military Ocean Terminal, feeling the budget ax.

- In Trenton, Gov. Christine Todd Whitman pushed forward with her final 15% cut in personal income taxes, despite revenue collections which fall short of budget projections. Increased debt service from a restructuring of outstanding bond issues may also cause a substantial increase to the state's debt burden later this year.

Looking Ahead.

Going forward, we believe that yields for tax-free money market funds will fall lower following the taxable short-term interest rate cut engineered by the Federal Reserve. The central bank's next move may be to cut taxable rates again, but we don't know for sure by how much. We have and will continue to structure the Series' portfolio to produce a competitive yield while maintaining our ability to respond to changing markets.

A Word
About Quality.

Your Series typically will purchase securities with maturities of one year or less that are rated Aaa, Aa; Notes: MIG-1, MIG-2, P-1 or P-2 by Moody's
Investors Service, or AAA, AA; Notes: SP-1, SP-1+, A-1 or A-
2 by Standard &
Poor's or,if not rated, deemed to be of comparable quality by the Fund's investment adviser. Although there is never a guarantee that the share price of the New Jersey Money Market Series will stay at $1, we at Prudential emphasize a conservative, quality-oriented investment approach.

------------------------------------------------------------
-------------------

1

President's Letter
October 11, 1995
(PHOTO)

Dear Shareholder:

We hope you like the fresh look and information we've given your shareholder letter. We've also introduced another feature, called
Getting the Most Out of
Your Prudential Mutual Fund, which will appear from time to time at the back of your report. Look for topics like "Understanding Risk &
Reward" as well as
easy-to-understand explanations of financial terms. Why are we providing such information? Because at Prudential Mutual Funds, we believe an informed investor makes smart investment decisions.

On the Hill

As an informed investor, you should know about the "American
Dream Savings
Account" that is part of the federal budget package now under debate in the
Senate. It is a type of Individual Retirement Account that offers a common-sense approach to long-term saving. Investors should like it because --

- You can withdraw funds -- without penalty -- to pay for certain expenses like buying a first home, medical care or educational needs;

- All account earnings would accumulate tax-free, not merely tax-deferred like the current IRA;

- You can make contributions past age 70 1/2, instead of having to take distributions as the current law requires.

Of course, the federal budget process is never easy and while we hope this measure is adopted, there's no way of knowing if it will be.
So why not let
your Senator and/or Representative know your opinion today?
Simply call
202-224-3121.

In Closing

One final note: if you're a Class B shareholder of other
Prudential Mutual
Funds, you'll begin noticing a change on your statements once you've held your shares for seven years. At that time, they will automatically begin to convert to Class A shares on a quarterly basis. Since Class
A shares carry
lower annual distribution charges than Class B shares, your total returns will be higher after the conversion than they would have been without it.
Conversions started earlier this year and will take place during each calendar quarter -- December, March, June and September. It's our way of thanking you for your loyalty -- and rewarding you for maintaining a long-term investment program by helping you earn more total investment return on your Prudential
Mutual Fund. I hope you'll find this information useful as you work with your financial advisor or registered representative to develop your personal investment plan.

Thank you for choosing Prudential Mutual Funds for your mutual fund investment.

Sincerely,

Richard A. Redeker
President

------------------------------------------------------------
-------------------
2

Portfolio of Investments as                    PRUDENTIAL
MUNICIPAL SERIES FUND
of August 31, 1995                             NEW JERSEY
MONEY MARKET SERIES
------------------------------------------------------------
--------------------

Moody's
                         Principal

Rating
Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
  Rate         Date        (000)        (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
Atlantic Cnty. Impvt. Auth. Rev., Ser. 86, F.R.W.D.
VMIG1
  3.50%        9/06/95   $  1,300     $  1,300,000
Burlington County, B.A.N.
NR
  5.00        11/30/95      6,000        6,004,228
East Brunswick Twnshp., B.A.N.
NR
  5.75         1/03/96      7,000        7,015,838
Gloucester Cnty. Ind. Poll. Ctrl. Fin. Auth. Rev.,
   Mobil Corp. Proj., F.R.W.D.
P-1
  3.20         9/06/95      4,610        4,610,000
   Monsanto Co. Proj., Ser. 92, F.R.W.D.
P-1
  3.45         9/06/95      3,120        3,120,000
Hudson Cnty. Impvt. Auth. Rev., Ser. 86, F.R.W.D.
A-1(c)
  3.55         9/07/95      4,445        4,445,000
Jersey City, Ser. 94, B.A.N.
NR
  4.75         9/29/95      5,000        5,001,654
Maplewood Twnshp., B.A.N.
NR
  5.25        10/17/95      5,318        5,321,720
New Jersey St. Econ. Dev. Auth.,
   Applewood Ctr. for Aging, Ser.89, F.R.W.D.
A-1(c)
  3.60         9/07/95      7,350        7,350,000
   Catholic Cmnty. Svcs Proj., Ser. 93, F.R.W.D.
VMIG1
  3.45         9/07/95      6,000        6,000,000
   Catholic Cmnty. Svcs Proj., Ser. 95, F.R.W.D.
VMIG1
  3.45         9/07/95      1,250        1,250,000
   Chambers Cogeneration Ltd., Ser. 91, T.E.C.P.
VMIG1
  3.65         9/21/95      3,000        3,000,000
   Chambers Cogeneration Ltd., Ser. 91, T.E.C.P.
VMIG1
  3.95        10/19/95      4,400        4,400,000
   Dow Chemical, Ser. 84A, F.R.D.D.
P1
  3.35         9/01/95      7,000        7,000,000
   East Meadow Corp., Ser. 86A, F.R.W.D.
VMIG1
  3.75         9/06/95      2,675        2,675,000
   Econ. Growth Bds., Ser. 94B, F.R.W.D.
A-1+(c)
  3.60         9/07/95      2,000        2,000,000
   Fellowship Village Proj., Ser. 95, F.R.W.D.
VMIG1
  3.55         9/07/95      7,000        7,000,000
   Franciscan Oaks Proj., Ser. 92B, F.R.W.D.
A-1+(c)
  3.40         9/06/95      1,600        1,600,000
   General Motors Proj., F.R.W.D.
VMIG2
  3.60         9/06/95      7,350        7,350,000
   Hillcrest Health Svc. Sys. Proj., Ser. 95, F.R.W.D.
P1
  3.60         9/06/95      8,000        8,000,000
   Hoffman La-Roche Inc. Proj., Ser. 93, F.R.D.D.
Aaa
  3.35         9/01/95      5,000        5,000,000
   Kent Place, Ser. 92L, F.R.W.D.
VMIG1
  3.55         9/07/95      1,940        1,940,000
   Keystone Proj., Ser. 92, T.E.C.P.
VMIG1
  3.95        10/19/95      1,500        1,500,000
   Keystone Proj., Ser. 92, T.E.C.P.
VMIG1
  3.60        10/27/95      2,600        2,600,000
   Marriot Corp. Proj., Ser. 84, F.R.W.D.
P1
  3.15         9/06/95      6,700        6,700,000
   Michael Shalit Proj., Ser. 93, F.R.D.D.
Aa3
  3.35         9/01/95      1,800        1,800,000
   North Plainfield Hldg., Ser. 92, A.O.T.
VMIG1
  4.15         9/01/96      3,880        3,880,000
   Ocean Spray Cranberry Inc. Proj., Ser. 87, S.A.O.T.
A+(c)
  4.00         7/01/96      5,455        5,455,000
   Office Court Assoc. Proj., F.R.W.D.
A-1+(c)
  3.60         9/05/95      1,850        1,850,000
   Peddie Sch. Proj., Ser. 94B, F.R.W.D.
A-1(c)
  3.65         9/07/95      3,000        3,000,000
   RJB Associates LTD., F.R.W.D.
Aa3
  3.65         9/07/95      1,580        1,580,000
   Russ Berrie & Co., Ser. 83, F.R.W.D.
A-1(c)
  3.35         9/06/95        200          200,000
New Jersey St. Hsg. Fin. Agcy., Ser. 92A, Q.T.P.O.T.
AA+(c)
  3.75        11/01/95      3,000        3,000,000
New Jersey St. Tpke. Auth. Rev., Ser. 91D, F.R.W.D.
VMIG1
  3.05         9/06/95     12,000       12,000,000
Newark Healthcare Facs. Rev., Ser. 95A, F.R.W.D.
A-1(c)
  3.50         9/07/95      2,965        2,965,000
Passaic County, B.A.N.
NR
  5.00         4/05/96      4,000        4,013,613
Port Auth. of New York & New Jersey, F.R.W.D.,
   Ser. 93-2
NR
  3.627        9/05/95      8,000        8,000,000
   KIAC Partners, Ser. 93-2
VMIG1
  3.40         9/06/95      2,900        2,900,000

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
3

Portfolio of Investments as                    PRUDENTIAL
MUNICIPAL SERIES FUND
of August 31, 1995                             NEW JERSEY
MONEY MARKET SERIES
------------------------------------------------------------
--------------------

Moody's
                         Principal

Rating
Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
  Rate         Date        (000)        (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
Puerto Rico Comnwlth. Hwy. & Trans. Auth. Rev., F.R.W.D.
VMIG1
  3.20%        9/06/95   $    200     $    200,000
Puerto Rico Comnwlth.,
   Gov't Dev. Bank., Ser. 85, F.R.W.D.
VMIG1
  3.20         9/06/95      6,800        6,800,000
   Gov't Dev. Bank., Ser. 95, T.E.C.P.
A-1+(c)
  4.10         9/08/95      2,500        2,500,000
Puerto Rico Ind. Med. & Environ. Poll. Ctrl. Fin. Auth.
   Rev.,
   Inter American Proj., Ser. 88, T.E.C.P.
VMIG1
  3.65         9/08/95      2,800        2,800,000
Rockaway Twnshp., B.A.N.
NR
  3.92         7/31/96      4,899        4,900,174

                                      ------------
Total Investments--98.7%
(amortized cost $180,027,227(d))
                                       180,027,227
Other assets in excess of liabilities--1.3%
                                         2,425,565

                                      ------------
Net Assets--100%
                                      $182,452,792

                                      ------------

                                      ------------

---------------
(a) The following abbreviations are used in portfolio
descriptions:
    A.O.T.--Annual Optional Tender.
    B.A.N.--Bond Anticipation Note.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b). Q.T.P.O.T.--Quarterly Third Party Optional Tender.
    S.A.O.T.--Semi-Annual Optional Tender.
    T.E.C.P.--Tax Exempt Commercial Paper.
(b) For purposes of amortized cost valuation, the maturity
date of such
    securities are considered to be the later of the next
date on which the
    security can be redeemed at par, or the next date on
which the rate of
    interest is adjusted.
(c) Standard & Poor's rating.
(d) The cost of securities for federal income tax purposes
is substantially the
    same as for financial reporting purposes.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information
contains a description
of
Moody's and Standard & Poor's ratings.
------------------------------------------------------------
--------------------
4                                            See Notes to
Financial Statements.

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           NEW JERSEY
MONEY MARKET SERIES
------------------------------------------------------------
--------------------

Assets
                                August 31, 1995
Investments, at amortized cost which approximates market
value...............................................
$180,027,227
Cash........................................................
 .................
 ................................            51,515
Receivable for investments
sold........................................................
 .................
 .....         4,115,000
Receivable for Series shares
sold........................................................
 ....................
       2,080,414
Interest
receivable..................................................
 .................
 .......................         1,625,300
Deferred expenses and other
assets......................................................
 .................
 ....             5,891

                                    ------------
   Total
assets......................................................
 .................
 .......................       187,905,347

                                    ------------
Liabilities
Payable for investments
purchased...................................................
 .................
 ........         3,880,000
Payable for Series shares
reacquired..................................................
 .................
 ......         1,392,918
Dividends
payable.....................................................
 .................
 ......................            64,568
Management fee
payable.....................................................
 .................
 .................            60,373
Accrued expenses and other
liabilities.................................................
 .................
 .....            42,241
Distribution fee
payable.....................................................
 .................
 ...............            10,855
Deferred trustees'
fees........................................................
 .................
 .............             1,600

                                    ------------
   Total
liabilities.................................................
 .................
 .......................         5,452,555

                                    ------------
Net
Assets......................................................
 .................
 ............................      $182,452,792

                                    ------------

                                    ------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par
value.......................................................
 ...      $
1,824,528
   Paid-in capital in excess of
par.........................................................
 .................
     180,628,264

                                    ------------
Net assets, August 31,
1995........................................................
 .................
 .........      $182,452,792

                                    ------------

                                    ------------
Net asset value, offering price and redemption price per
share ($182,452,792 /
182,452,792 shares of
   beneficial interest issued and outstanding; unlimited
number of shares
authorized)........................             $1.00

                                    ------------

                                    ------------

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
5

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31,
1995
                                               -------------
--
Income
   Interest and discount earned.............     $ 6,375,246
                                               -------------
--
Expenses
   Management fee, net of waiver of
      $214,029..............................         642,087
   Distribution fee.........................         214,029
   Transfer agent's fees and expenses.......          90,000
   Custodian's fees and expenses............          50,000
   Registration fees........................          28,000
   Reports to shareholders..................          24,000
   Legal fees...............................          13,000
   Audit fee................................          10,500
   Deferred organization expenses...........           6,440
   Insurance expense........................           5,000
   Trustees' fees...........................           3,000
   Miscellaneous............................           7,889
                                               -------------
--
      Total expenses........................       1,093,945
   Less: custodian fee credit...............
(47,681)
                                               -------------
--
      Net expenses..........................       1,046,264
                                               -------------
--
Net investment income.......................       5,328,982
                                               -------------
--
Net Increase in Net Assets
Resulting from Operations...................     $ 5,328,982
                                               -------------
--
                                               -------------
--

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended August 31,
in Net Assets                         1995             1994
Operations
   Net investment income........  $   5,328,982    $
3,169,992
                                  -------------    ---------
----
   Net increase in net assets
      resulting from
      operations................      5,328,982
3,169,992
                                  -------------    ---------
----
Dividends to shareholders.......     (5,328,982)
(3,169,992)
                                  -------------    ---------
----
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      subscribed................    621,173,812
556,557,575
   Net asset value of shares
      issued to shareholders in
      reinvestment of
      dividends.................      5,178,490
3,057,774
   Cost of shares reacquired....   (602,179,432)
(564,422,228)
                                  -------------    ---------
----
   Net increase (decrease) in
      net assets from Series
      share transactions........     24,172,870
(4,806,879)
                                  -------------    ---------
----
Total increase (decrease).......     24,172,870
(4,806,879)
Net Assets
Beginning of year...............    158,279,922
163,086,801
                                  -------------    ---------
----
End of year.....................  $ 182,452,792    $
158,279,922
                                  -------------    ---------
----
                                  -------------    ---------
----

------------------------------------------------------------
--------------------
6                                             See Notes to
Financial Statements.

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                 NEW JERSEY
MONEY MARKET SERIES
------------------------------------------------------------
--------------------
Prudential Municipal Series Fund (the ``Fund'') is
registered under the
Investment Company Act of 1940 as an open-end investment
company. The Fund was
organized as a Massachusetts business trust on May 18, 1984
and consists of
seventeen series. The monies of each series are invested in
separate,
independently managed portfolios. The New Jersey Money
Market Series (the
``Series'') commenced investment operations on December 3,
1990. The Series is
non-diversified and seeks to achieve its investment
objective of providing the
highest level of income that is exempt from New Jersey State and federal income
taxes with a minimum of risk by investing in ``investment
grade'' tax-exempt
securities maturing within 13 months or less and whose
ratings are within the
two highest ratings categories by a nationally recognized
statistical rating
organization, or if not rated, are of comparable quality.
The ability of the
issuers of the securities held by the Series to meet their
obligations may be
affected by economic developments in a specific state,
industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the
Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 P.M., New York time.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue
Code applicable to
regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends: The Series declares daily dividends from net investment income.
Payment of dividends is made monthly.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Deferred Organization Expenses: The Series incurred $32,200
in organization and
initial registration expenses. Such amount has been deferred and is being
amortized over a period of 60 months ending December 1995.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual
Fund Management, Inc.
(``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services.
PMF has entered into a subadvisory agreement with The
Prudential Investment
Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of each of the Series. During the year ended August 31, 1995, PMF waived 25% of its management fee. The amount of such fees waived for the year ended August 31, 1995 amounted to $214,029
($.001 per share; .125% of average net assets).

The Fund has a distribution agreement with Prudential Mutual
Fund Distributors,
Inc. (``PMFD''). To reimburse PMFD for its expenses incurred pursuant to a plan of distribution, the Fund pays PMFD a reimbursement, accrued daily and payable monthly, at an annual rate of .125 of 1% of the Series' average daily net assets. PMFD pays various broker-dealers, including Prudential Securities
Incorporated (``PSI'') and Pruco Securities Corporation, affiliated broker-dealers, for account servicing fees and other expenses incurred by such broker-dealers.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC
are (indirect)
wholly-owned subsidiaries of The Prudential Insurance
Company of America.
------------------------------------------------------------
--------------------

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                 NEW JERSEY
MONEY MARKET SERIES
------------------------------------------------------------
--------------------

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-
owned subsidiary of
PMF, serves as the Fund's transfer agent. During the year
ended August 31, 1995,
the Series incurred fees of approximately $82,000 for the
services of PMFS. As
of August 31, 1995, approximately $7,000 of such fees were
due to PMFS. Transfer
agent fees and expenses in the Statement of Operations
include certain
out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
--------------------
8

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                          NEW JERSEY
MONEY MARKET SERIES
------------------------------------------------------------
--------------------

           Year Ended August 31,

-----------------------------------------------

1995         1994         1993         1992

--------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period.....................................    $
 1.00     $   1.00     $   1.00     $   1.00
Net investment income and net realized
gains(c)..........................
   .03          .02          .02          .04
Dividends and
distributions..............................................
  (.03)        (.02)        (.02)        (.04)

--------     --------     --------     --------
Net asset value, end of
period...........................................    $
 1.00     $   1.00     $   1.00     $   1.00

--------     --------     --------     --------

--------     --------     --------     --------
TOTAL
RETURN(d):..................................................
 .......
  3.15%        1.90%        2.31%        3.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)..........................................
$182,453     $158,280     $163,087     $164,092
Average net assets
(000).................................................
$171,223     $169,123     $170,103     $155,915
Ratios to average net assets(c):
   Expenses, including distribution
fee..................................
   .64%         .68%         .64%         .32%
   Expenses, excluding distribution
fee..................................
   .51%         .55%         .51%         .19%
   Net investment
income.................................................
  3.11%        1.87%        2.02%        3.33%

December 3,

1990(a)

Through

August 31,

1991

-----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period.....................................   $
  1.00
Net investment income and net realized
gains(c)..........................
   .03
Dividends and
distributions..............................................
  (.03)

-----------
Net asset value, end of
period...........................................   $
  1.00

-----------

-----------
TOTAL
RETURN(d):..................................................
 .......
  3.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)..........................................   $
117,460
Average net assets
(000).................................................   $
89,273
Ratios to average net assets(c):
   Expenses, including distribution
fee..................................
   .13%(b)
   Expenses, excluding distribution
fee..................................
   .00%(b)
   Net investment
income.................................................
  4.48%(b)

---------------
 (a) Commencement of investment operations.
 (b) Annualized.
 (c) Net of management fee waiver and/or expense subsidy.
 (d) Total return includes reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized.

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
9

                                             PRUDENTIAL
MUNICIPAL SERIES FUND
Independent Auditors' Report                 NEW JERSEY
MONEY MARKET SERIES
------------------------------------------------------------
--------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, New Jersey Money Market
Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, New Jersey
Money Market Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period December 3, 1990 (commencement of investment operations) through August 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of
August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal
Series Fund, New Jersey Money Market Series, as of August
31, 1995, the results
of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995


                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Federal Income Tax Information                 NEW JERSEY
MONEY MARKET SERIES
------------------------------------------------------------
--------------------
We are required by the Internal Revenue Code to advise you
within 60 days of the
Series' fiscal year end (August 31, 1995) as to the federal
tax status of
dividends paid by the Series during such fiscal year.
Accordingly, we are
advising you that in the fiscal year ended August 31, 1995,
dividends paid from
net investment income of $.03 per share were federally tax-
exempt interest
dividends.
------------------------------------------------------------
--------------------
10

Getting
The Most
From Your
Prudential
Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco
Securities registered representative. Your advisor or representative can provide you with the following services.

There's No Reward Without Risk; But Is This Risk Worth It?

Your financial adviser or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.

A financial adviser or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.

Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial adviser or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Getting
The Most
From Your
Prudential
Mutual Fund

Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment.
Here's what you'll find in the report:

At A Glance

Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report

The portfolio manager who invests your money for you reports on successful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio managers favors and any changes that are on the drawing board.

Portfolio Of Investments

This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities

The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period.
It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you and thus is not a realized loss. The net asset value fluctuates daily along with the value of every security in the portfolio.


Statement Of Operations

This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes In Net Assets

This schedule shows how income and expenses translate into changes in net assets, compared to last year's performance. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial Statements

This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how
Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights

This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report

Once a year, an outside auditor looks over our books and certifies that the information we've presented is fair and complies with generally accepted accounting principles.

Tax Information

This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison

These charts are included in the annual report and are required by the
Securities Exchange Commission. Performance is presented here as a hypothetical
$10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Prudential Mutual Funds
One Seaport Plaza
New York, NY  10292
Toll Free  (800) 225-1852
(LOGO)

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy Hays Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace Torres, Treasurer
S. Jane Rose, Secretary
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Assistant Secretary
Ronald Amblard, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Mutual Fund Distributors, Inc.
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                                   MF147E
74435M762                          Cat. #4443541


(ICON)

Prudential
Municipal
Series Fund

New York Series

Annual Report
Aug. 31, 1995

(LOGO)

Prudential Municipal Series Fund
New York Series

Performance At A Glance.

It has been a good year for shareholders of the Prudential
Municipal Series
Fund: New York Series. Municipal bond investors earned not only their coupon income, but also saw a gain in share price as well. We are pleased to report that your Series performed better than the average New York municipal bond fund measured by Lipper Analytical Services over the past 12 months.


Cumulative Total Returns1
As of 8/31/95
                        One         Five        Ten
Since
                        Year       Years       Years
Inception2
            Class A     7.7%        51.0%       N/A
54.1%
            Class B     7.3         47.9      110.2%
145.6
            Class C     7.0          N/A        N/A
7.1
  Lipper NY Muni Avg3   6.6         48.9      123.3
163.1

Average Annual Total Returns1
As of 9/30/95
                        One         Five        Ten
Since
                        Year       Years       Years
Inception2
           Class A      7.0%        8.2%      N/A
7.5%
           Class B      4.8         8.3       8.0%
8.6
           Class C      8.5         N/A       N/A
6.7

 Your
Dividend
As of 8/31/95
Taxable Equivalent Yield
                   Total Dividends      30-Day
At Tax Rates Of
                   Paid for 12 Mos.    SEC Yield
36%       39.6%
       Class A         $0.66            4.83%
8.19%      8.68%
       Class B         $0.61            4.58
7.77       8.23
       Class C         $0.58            4.33
7.34       7.78

Past performance is not a guarantee of future results.
Principal and investment
return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper
Analytical Services. The
cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 3% for Class A shares and a contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years.

2Inception dates: 1/22/90 Class A; 9/13/84 Class B; 8/1/94
Class C.

3The Lipper New York Municipal Bond fund average includes 76 funds for one year,
39 funds for five years, 15 funds for 10 years, and 13 funds since inception of the Class B shares on 9/13/84.

How Investments Compared.
(As of 8/31/95)
(GRAPH)

Source: Lipper Analytical Services.
Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes a good deal) and their returns are historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

*19 years for General Muni Debt Funds.

Patricia Dolan, Fund Manager
(PICTURE)


Portfolio
Manager's Report
The Series invests in carefully selected long-term municipal bonds that offer a high level of current income exempt from New York state, New York City, and federal income taxes consistent with preservation of capital. Certain shareholders may be subject to the federal alternative minimum tax, however.
The Series invests primarily in obligations of New York state, New York City, and other local governments, including U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam), the income of which is also exempt from federal, New York state and New York City income taxes.

Manager Named.
Patricia Dolan was appointed portfolio manager in April. She manages more than $1.5 billion in municipal portfolios for Prudential, including the
Prudential National Municipals Fund.

Strategy Session.
It has been a positive year for tax-free municipals. Although interest rates rose sharply in 1994 on inflation fears, they have fallen back slowly so far in 1995, as economic growth slowed. The Bond Buyer Revenue Bond Index Yield stood at 6.4% on September 1, 1994 (the index is calculated on Thursdays) and rose by a percentage point to a high of 7.4% in mid-October 1994, before falling to 6.3% on August 31, 1995. When the dust had settled, long-term municipal bond interest rates ended the period lower.

Our strategy was to look for value. We find that attractive bonds are available at inexpensive prices from time to time in the rapidly changing municipal bond market. For instance, we increased assets in general obligation bonds, which are easier to trade in volatile markets. At the same time, we decreased our holdings in housing bonds and utilities this year, as they have had less appreciation potential. Housing bond prices can fall on mortgage prepayment fears as interest rates decline and utility bonds have not performed well because of threats of new competition.

The last 12 months have been particularly important to investors in New York state bonds. Newly-elected Gov. George Pataki took office in January, saying he was determined to improve the state's financial position. He was able to gain legislative approval for the first budget in 40 years that actually reduced spending, if only by 1%.

As they struggle toward fiscal responsibility, both the state and New York City face the added burden that their economic growth is not keeping pace with the nation.

Of course, if the governor eliminates the state's structural deficit and reduces personal income taxes, the state's economy could strengthen and bond holders could benefit because timely repayment would be facilitated.

Sector Breakdown.
(CHART)

What Went Well.

We Held On To
Good Yields.
We increased assets invested in non-callable bonds (those that can not be paid off prematurely by the issuer to save on interest costs) to 28%, up from 14%
a year ago. These bonds not only offer attractive yields but also appreciate well when interest rates decline. They are valuable because not many bonds offer protection from call risk -- only about a third of the securities in
Lehman Brothers' Municipal Bond Index are non-callable.

It Paid To Buy
Puerto Rico Bonds.

The supply of new municipal bonds has declined sharply in New York state, by 21% this year alone. So we looked elsewhere. We bought bonds sold by Puerto Rico, because they are tax-exempt federally and in virtually all states, including
New York. As a result, they are in demand. Our holdings in Puerto Rico are now
11% of assets, up from 5% a year ago.

And Not So Well.
A Longer Duration
Would Have Helped.
Duration measures the sensitivity of a bond's price to interest rate changes.
The longer the duration, the more a bond's price appreciates when interest rates fall, and vice versa. Over the winter, our duration was shorter than that of some competing funds, because we expected economic growth to remain strong. As the slowdown became apparent in the second quarter, we extended duration.
Duration generally ranged from 7.0 years to 7.9 years, and was 7.0 years on
August 31.

Municipals Suffered
From Tax Talk.
Congress is considering various changes in the federal income tax, including a flat tax -- an income tax at a single, flat rate. One proposal would eliminate taxes on most investment income. Clearly, this has created uncertainty in the municipal market -- one reason why municipal bonds did not follow taxable bond prices higher this spring. At this writing, we believe it is unlikely that a flat tax proposal in this form is likely to pass Congress -- especially not before next year's elections.

Five Largest Holdings.*
6.4% NYS Medical Care Facilities
     Mental Health
6.1% NY City
     General Obligation
5.7% NYS Dormitory Authority
     City University
5.6% NY State
     Local Gov't. Assist. Corp.
4.4% Puerto Rico
     General Obligation
* Expressed as a percentage of total net assets as of 8/31/95.

Looking Ahead.
Municipal bond yields are very attractive now. As we mentioned earlier, when
U.S. government and corporate bond yields fell this spring, municipal yields did not follow to the same extent. That means there are some good buying opportunities now in the municipal market. Should interest rates remain stable, municipal bond investors may look forward to earning their coupon income. Plus, if interest rates fall further, investors could reasonably expect some price appreciation as well.

Nevertheless, municipal bond investors should be prepared to weather some volatility this year as various proposals to change the country's income tax structure are debated. Overall, we believe municipal bonds still offer good value, and that volatility can offer some attractive buying opportunities.

President's Letter
October 11, 1995
(PICTURE)

Dear Shareholder:
We hope you like the fresh look and information we've given your shareholder letter. We've also introduced another feature, called
Getting the Most Out of
Your Prudential Mutual Fund, which will appear from time to time at the back of your report. Look for topics like "Understanding Risk &
Reward" as well as
easy-to-understand explanations of financial terms. Why are we providing such information? Because at Prudential Mutual Funds, we believe an informed investor makes smart investment decisions.

On the Hill

As an informed investor, you should know about the "American
Dream Savings
Account" that is part of the federal budget package now under debate in the
Senate. It is a type of Individual Retirement Account that offers a common-sense approach to long-term saving. Investors should like it because --

- You can withdraw funds -- without penalty -- to pay for certain expenses like buying a first home, medical care or educational needs;

- All account earnings would accumulate tax-free, not merely tax-deferred like the current IRA;

- You can make contributions past age 70 1/2, instead of having to take distributions as the current law requires.

Of course, the federal budget process is never easy and while we hope this measure is adopted, there's no way of knowing if it will be.
So why not
let your Senator and/or Representative know your opinion today? Simply call 202-224-3121.

In Closing
One final note: if you're a Class B shareholder of Prudential Mutual Funds, you'll begin noticing a change on your statements once you've held your shares for seven years. At that time, they will automatically begin to convert to
Class A shares on a quarterly basis. Since Class A shares carry lower annual distribution charges than Class B shares, your total returns will be higher after the conversion than they would have been without it. Conversions started earlier this year and beginning in December they will take place during each calendar quarter -- December, March, June and September. It's our way of thanking you for your loyalty -- and rewarding you for maintaining a long-term investment program by helping you earn more total investment return on your
Prudential Mutual Fund. I hope you'll find this information useful as you work with your financial advisor or registered representative to develop your personal investment plan.

Thank you for choosing Prudential Mutual Funds for your mutual fund investment.

Sincerely,

Richard A. Redeker
President
2

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  NEW YORK
SERIES
------------------------------------------------------------
--------------------

Moody's
                         Principal

Rating
Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
  Rate         Date        (000)        (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
LONG-TERM INVESTMENTS--91.7%
------------------------------------------------------------
-----------------
-------------------------------------------------
Babylon Ind. Dev. Agcy. Res. Rec. Rev.,
   Babylon Cmnty. Waste Mgmt. Facs., Ser. A
Baa1
  7.875%       7/01/06    $ 3,520(d)  $  4,015,792
   Ogden Martin Sys. Inc., Ser. B
Baa1
  8.50         1/01/19        495          557,464
   Ogden Martin Sys. Inc., Ser. C
Baa1
  8.50         1/01/19      3,450        3,885,356
City of New Rochelle Ind. Dev. Agcy.,
   Coll. of New Rochelle
BBB-(c)
  6.625        7/01/12        500          508,785
   Coll. of New Rochelle
BBB-(c)
  6.75         7/01/22      2,000        2,038,340
Dutchess Cnty. Res. Rec. Agcy. Rev.,
   Solid Waste Mgmt., Ser. A, F.G.I.C.
Aaa
  7.50         1/01/09      1,150        1,284,481
Great Neck No. Wtr. Auth., Wtr. Sys. Rev., Ser. A
A1
  7.00         1/01/18      1,750(d)     1,958,390
Hempstead Town, Ser. B, F.G.I.C.
Aaa
  5.625        2/01/15      3,400        3,311,702
Islip Res. Rec., Ser. B, A.M.B.A.C.
Aaa
  7.20         7/01/10      1,745        2,021,705
Jefferson Cnty. Ind. Dev. Agcy., Solid Waste Disp. Rev.
Baa1
  7.20        12/01/20      1,500        1,591,530
Metro. Trans. Auth. Facs. Rev.,
   Commuter Facs., Ser. 7
Baa1
  Zero         7/01/08      4,030        1,903,692
   Commuter Facs., Ser. 7
Baa1
  Zero         7/01/09      4,445        1,948,910
   Commuter Facs., Ser. N, F.G.I.C.
Aaa
 Zero          7/01/12      5,575        2,146,877
   Commuter Facs., Ser. N, F.G.I.C.
Aaa
 Zero          7/01/13      4,000        1,445,360
   Trans. Facs., Ser. O
Baa1
  5.75         7/01/08      2,500        2,472,975
   Trans. Facs., Ser. O
Baa1
  5.75         7/01/13      1,975        1,908,620
Nassau Cnty. Ind. Dev. Agcy. Rev., Hofstra Univ. Proj.
A
  8.25         7/01/03      2,500 (d)    2,773,925
New York City, Gen. Oblig.,
   Ser. A
Baa1
  7.75         3/15/03      3,500        3,850,490
   Ser. B
Baa1
  8.00         6/01/99      1,900        2,082,970
   Ser. B
Baa1
  7.50         2/01/01      4,000        4,370,080
   Ser. D
Baa1
  8.00         8/01/03      2,500        2,802,700
   Ser. D
Baa1
  7.70         2/01/09      3,040        3,349,654
   Ser. F
Baa1
  8.20        11/15/03      3,000        3,457,830
New York City Ind. Dev. Agcy., Spec. Fac. Rev.,
   American Airlines Proj.
Baa2
  6.90         8/01/24      6,000        6,194,520
   Term. One Group Assoc. Proj.
A
  6.00         1/01/15      3,000        2,899,860
   Term. One Group Assoc. Proj.
A
  6.00         1/01/19      5,000        4,787,950
   U.S.T.A. National Tennis Center Proj., F.S.A.
Aaa
  6.375       11/15/14      1,000        1,040,090
   Y.M.C.A. Of Greater N.Y. Proj.
NR
  8.00         8/01/16      1,350        1,444,514
New York City Mun. Wtr. Fin. Auth. Rev.,
   Wtr. & Swr. Sys., Ser. A, M.B.I.A.
Aaa
  7.25         6/15/15      3,000        3,405,270
   Wtr. & Swr. Sys., Ser. C
Aaa
  7.375        6/15/13      4,000 (d)    4,635,200
New York St. Dorm. Auth. Rev., City Univ. Sys. Cons.,
   Ser. A
Baa1
  8.125        7/01/07      3,435        3,831,742

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
3

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  NEW YORK
SERIES
------------------------------------------------------------
--------------------

Moody's
                         Principal

Rating
Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
  Rate         Date        (000)        (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
New York St. Dorm. Auth. Rev., City Univ. Sys. Cons.,
   (cont'd)
   Ser. A
Baa1
  5.75%        7/01/13   $  2,500     $  2,398,875
   Ser. C, F.G.I.C.
Aaa
  7.50         7/01/10      3,500        4,199,230
   Ser. D
Baa1
  8.75         7/01/02      5,000        6,067,000
   Ser. D
Baa1
  7.00         7/01/09      1,880        2,069,711
   Coll. & Univ. Ed., M.B.I.A.
Aaa
 Zero          7/01/04      2,255        1,437,811
   Episcopal Hlth. Svcs., G.N.M.A.
AAA(c)
  7.55         8/01/29      3,000        3,266,730
   Insured Mount Sinai Med. Sch., Ser. A, M.B.I.A.
Aaa
  5.00         7/01/13      2,945        2,648,762
   Long Island Med. Ctr.,
   Ser. A, F.H.A.
Aa
  7.625        8/15/08      2,595        2,812,746
   Ser. A, F.H.A.
Aa
  7.75         8/15/27      4,100        4,455,839
   Menorah Campus, F.H.A.
AA(c)
  7.40         2/01/31      2,990        3,323,176
   Spec. Act. Sch. Districts, F.G.I.C.
Aaa
  7.00         7/01/13      3,050        3,322,426
   St. Univ. Edl. Facs., Ser. A, A.M.B.A.C.
Baa1
  5.25         5/15/15      5,000        4,494,850
New York St. Energy Resh. & Dev. Auth. Rev.,
   Brooklyn Union Gas Co., M.B.I.A.
Aaa
  6.75         2/01/24      2,000        2,105,020
   Brooklyn Union Gas Co., Ser. D, M.B.I.A.
Aaa
  7.225        7/08/26      2,000 (e)    1,720,000
   Con. Edison Co.
Aa3
  7.50         7/01/25      6,735        7,268,142
   Con. Edison Co.
Aa3
  7.50         1/01/26      4,775        5,158,767
New York St. Environ. Facs. Corp.,
   Occidental Pet. Corp. Proj.
Baa3
  5.70         9/01/28      2,000        1,778,720
   Poll. Ctrl. Rev., St. Wtr. Revolving Fund, Ser. B
Aa
  7.50         3/15/11      1,300        1,432,691
   Poll. Ctrl. Rev., St. Wtr. Revolving Fund, Ser. E
Aa
  6.50         6/15/14      1,000        1,059,960
New York St. Hsg. Fin. Agcy. Rev., Ser. A,
   Multifamily Hsg.
Aa
  7.05         8/15/24      1,000        1,048,600
   St. Univ. Constr.
Aaa
  8.10        11/01/10      1,000 (d)    1,137,720
   St. Univ. Constr.
Aaa
  8.00         5/01/11      3,600        4,375,980
   Svc. Contract
Aaa
  7.375        9/15/21      2,000 (d)    2,346,220
New York St. Local Gov't. Assistance Corp.,
   Ser. B
A
  5.375        4/01/16      5,000        4,627,500
   Ser. B
A
  6.25         4/01/21      2,000        2,015,700
   Ser. C
A
 Zero          4/01/14     10,000        3,327,200
   Ser. E
A
  6.00         4/01/14      4,000        4,035,520
   Ser. E
A
  5.25         4/01/16      4,500        4,118,670
New York St. Med. Care Facs. Fin. Agcy. Rev.,
   Booth, Silvercrest & Kings Brook Hosp., Ser. A, F.H.A.
Aa
  7.60         2/15/29      2,750        3,030,720
   Ellis & Ira Davenport Hosp., Ser. B, F.H.A.
Aa
  8.00         2/15/28      1,495        1,658,942
   F.U.C. Insured Mtge., Ser. A, A.M.B.A.C.
Aaa
  6.50         8/15/29      3,000        3,122,850
   Good Samaritan Hosp., Ser. A, F.H.A.
Aa
  7.625        2/15/23      3,500        3,804,780
   Hosp. & Nursing Home, Ser. A, F.H.A.
Aaa
  7.70         2/15/25      1,000 (d)    1,162,790
   Hosp. & Nursing Home, Ser. C, F.H.A.
Aa
  8.625        2/15/06      1,430        1,464,677
   Long Island Coll. Hosp., Ser. A, F.H.A.
AAA(c)
  8.50         1/15/22      4,000        4,151,080
   Long Island Coll. Hosp., Ser. B, F.H.A.
Aa
  8.00         2/15/08      3,000        3,330,810

------------------------------------------------------------
--------------------
4                                             See Notes to
Financial Statements.

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  NEW YORK
SERIES
------------------------------------------------------------
--------------------

Moody's
                         Principal

Rating
Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
  Rate         Date        (000)        (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
New York St. Med. Care Facs. Fin. Agcy. Rev., Mental Hlth.
Svcs., (cont'd)
   F.G.I.C.
Aaa
  5.375%       2/15/14    $ 5,000     $  4,739,250
   F.G.I.C.
Aaa
  5.25         2/15/19      6,250        5,663,687
   M.B.I.A.
Aaa
  6.00         8/15/02      3,000        3,229,020
   Ser. A
Aaa
  7.50         8/15/07      2,185 (d)    2,537,812
   Ser. A
Baa1
  7.50         8/15/07        815          883,721
   Ser. A
Baa1
  7.75         8/15/11        135          148,001
   Ser. A
Aaa
  7.50         2/15/21      3,135 (d)    3,641,208
   St. Francis Hosp., Proj. A, F.G.I.C.
Aaa
  7.60        11/01/08      2,350        2,629,321
New York St. Mtge. Agcy. Rev.,
   Homeowner Mtge.
Aa
  5.375       10/01/17      2,000        1,800,620
   Homeowner Mtge.
Aa
  8.05        10/01/21      3,110        3,314,576
New York St. Mun. Bond Bank Agcy., Spec. Proj. Rev., Ser.
   A
A+(c)
  6.75         3/15/11      3,000        3,186,870
New York St. Thrwy. Auth. Svc. Contract Rev.,
   Local Highway & Bridge
Baa1
  5.875        4/01/14      1,485        1,427,337
New York St. Urban Dev. Corp. Rev.,
   Correctional Cap. Facs., Ser. 5
Baa1
  6.00         1/01/04      4,415        4,527,936
   Correctional Cap. Facs.
Baa1
 Zero          1/01/08     10,000        4,834,800
   Correctional Cap. Facs.
Baa1
  5.25         1/01/21      2,960        2,562,146
Niagara Falls Bridge Comn., Toll Bridge Sys. Rev.,
   F.G.I.C.
Aaa
  5.25        10/01/21      2,350        2,150,673
Port Auth. of New York & New Jersey, Ser. 70
A1
  7.25         8/01/25      1,000        1,077,610
Suffolk Cnty. Ind. Dev. Agcy., Southwest Swr. Sys. Rev.,
   F.G.I.C.
Aaa
  6.00         2/01/07      1,000        1,068,170
Suffolk Cnty. Wtr. Auth., Waterworks Rev., M.B.I.A.
Aaa
  6.00         6/01/09      5,160        5,467,536
Triborough Bridge & Tunl. Auth. Rev.,
   Ser. A, M.B.I.A.
Aaa
  6.00         1/01/10      2,000        2,102,140
   Ser. A
Aa
  5.00         1/01/15      5,000        4,468,800
   Ser. M
Aaa
  7.50         1/01/15      2,035 (d)    2,228,122
Puerto Rico Comnwlth., Gen. Oblig.,
   A.M.B.A.C.
Aaa
  7.00         7/01/10      6,500        7,544,225
   A.M.B.A.C.
Aaa
  5.25         7/01/18      1,000          923,650
   A.M.B.A.C.
Aaa
  5.00         7/01/21      5,000        4,430,750
   Pub. Impvt. Ref.
Aaa
  7.00         7/01/10      1,250        1,450,812
Puerto Rico Hsg. Fin. Auth. Rev., Single Family
Baa
  5.25        12/01/06      2,000        1,914,600
Puerto Rico Hwy. & Trans. Auth.,
   Hwy. Rev. Ser. W
Baa1
  5.50         7/01/13      3,000        2,849,370
   Hwy. Rev. Ser. W, F.S.A.
Aaa
  5.25         7/01/20      2,215        2,031,044
   Hwy. Rev. Ser. X
Baa1
  5.50         7/01/19      3,450        3,199,530
   Hwy. Rev. Ser. X, F.S.A.
Aaa
  5.00         7/01/22      2,940        2,599,842
Puerto Rico Pub. Bldgs. Auth. Rev. Gtd. Gov't. Facs.,
   Ser. A, A.M.B.A.C.
Aaa
  6.25         7/01/15        850          902,938
Puerto Rico Tel. Auth. Rev.,
   Ser. I, M.B.I.A.
Aaa
  6.617        1/25/07      7,875        7,845,469
   Ser. I, M.B.I.A.
Aaa
  5.449        1/16/15      1,000          953,940

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
5

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  NEW YORK
SERIES
------------------------------------------------------------
--------------------

Moody's
                         Principal

Rating
Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
  Rate         Date        (000)        (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
Virgin Islands Pub. Fin. Auth. Rev.,
   Hwy. Trans. Trust Fund
BBB(c)
  7.70%       10/01/04   $  2,500     $  2,739,550
   Hwy. Trans. Trust Fund, Ser. A
NR
  7.25        10/01/18      2,550        2,690,148

                                      ------------
Total long-term investments (cost $280,229,855)
                                       299,472,213

                                      ------------
SHORT-TERM INVESTMENTS--7.5%
Babylon Ind. Dev. Agcy. Res. Rec. Rev., Ser. 89, F.R.D.D.
A1+(c)
  3.50         9/01/95      1,000        1,000,000
New York City, Gen. Oblig.,
   Ser. 94A-4, F.R.D.D.
VMIG1
  3.45         9/01/95        400          400,000
   Ser. A, F.R.D.D.
VMIG1
  3.45         9/01/95      2,200        2,200,000
New York City Hsg. Dev. Corp., E.17th St. Property,
   Ser. 93A, F.R.D.D.
A-1(c)
  3.50         9/01/95      4,300        4,300,000
New York St. Dorm. Auth. Rev.,
   St. Francis Center at the Knolls, F.R.D.D.
VMIG1
  3.45         9/01/95      2,600        2,600,000
New York St. Energy Resch. & Dev. Auth. Rev., F.R.D.D.,
   Energy & Gas, Ser. 94B
VMIG1
  3.15         9/01/95        300          300,000
   Niagara Mohawk Pwr. Corp., Ser. 85A
A1+(c)
  3.50         9/01/95      4,800        4,800,000
   Niagara Mohawk Pwr. Corp., Ser. 85B
P1
  3.45         9/01/95        800          800,000
   Niagara Mohawk Pwr. Corp., Ser. 86A
P1
  3.55         9/01/95      8,000        8,000,000

                                      ------------
Total short-term investments (cost $24,400,000)
                                        24,400,000

                                      ------------
Total Investments--99.2%
(cost $304,629,855; Note 4)
                                       323,872,213
Other assets in excess of liabilities--0.8%
                                         2,694,687

                                      ------------
Net Assets--100%
                                      $326,566,900

                                      ------------

                                      ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance
Corporation.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.S.A.--Financial Security Assurance.
  G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.

 (b) For purposes of amortized cost valuation, the maturity date of such security is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
 (c) Standard & Poor's rating.
 (d) Prerefunded issues are secured by escrowed cash and/or direct U.S.
guaranteed obligations.
 (e) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information
contains a description
of
Moody's and Standard & Poor's ratings.
------------------------------------------------------------
--------------------
6                                             See Notes to
Financial Statements.

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Statement of Assets and Liabilities             NEW YORK
SERIES
------------------------------------------------------------
--------------------

Assets
                                August 31, 1995
Investments, at value (cost
$304,629,855)...............................................
 .................
 ....      $323,872,213
Interest
receivable..................................................
 .................
 .......................         3,417,340
Receivable for Series shares
sold........................................................
 ....................
          65,397
Receivable for investments
sold........................................................
 .................
 .....            36,174
Prepaid expenses and other
assets......................................................
 .................
 .....             9,660

                                    ------------
   Total
assets......................................................
 .................
 .......................       327,400,784

                                    ------------
Liabilities
Payable for Series shares
reacquired..................................................
 .................
 ......           369,813
Dividends
payable.....................................................
 .................
 ......................           191,114
Management fee
payable.....................................................
 .................
 .................           123,502
Distribution fee
payable.....................................................
 .................
 ...............            82,783
Accrued expenses and other
liabilities.................................................
 .................
 .....            65,072
Deferred trustees'
fees........................................................
 .................
 .............             1,600

                                    ------------
   Total
liabilities.................................................
 .................
 .......................           833,884

                                    ------------
Net
Assets......................................................
 .................
 ............................      $326,566,900

                                    ------------

                                    ------------
Net assets were comprised of:
   Shares of beneficial interest, at
par.........................................................
 ............
$    274,187
   Paid-in capital in excess of
par.........................................................
 .................
     308,048,008

                                    ------------

                                     308,322,195
   Accumulated net realized loss on
investments.................................................
 .............
    (997,653)
   Net unrealized appreciation on
investments.................................................
 ...............
    19,242,358

                                    ------------
Net assets, August 31,
1995........................................................
 .................
 .........      $326,566,900

                                    ------------

                                    ------------
Class A:
   Net asset value and redemption price per share
      ($163,024,630 / 13,689,565 shares of beneficial
interest issued and
outstanding).......................            $11.91
   Maximum sales charge (3.0% of offering
price)......................................................
 .......
   .37
   Maximum offering price to
public......................................................
 ....................
          $12.28
Class B:
   Net asset value, offering price and redemption price per
share
      ($163,012,854 / 13,684,725 shares of beneficial
interest issued and
outstanding).......................            $11.91
Class C:
   Net asset value, offering price and redemption price per
share
      ($529,416 / 44,444 shares of beneficial interest
issued and
outstanding)...............................
$11.91

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
7

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK SERIES
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31,
1995
Income
   Interest and discount earned.............    $
20,849,233
                                               -------------
--
Expenses
   Management fee (net of fee waiver of
      $108,361).............................
1,518,552
   Distribution fee--Class A................
95,024
   Distribution fee--Class B................
1,150,164
   Distribution fee--Class C................
2,439
   Transfer agent's fees and expenses.......
183,000
   Custodian's fees and expenses............
115,000
   Registration fees........................
65,000
   Legal fees...............................
40,000
   Reports to shareholders..................
33,000
   Audit fee................................
11,000
   Trustees' fees...........................
3,200
   Miscellaneous............................
15,340
                                               -------------
--
      Total expenses........................
3,231,719
   Less: custodian fee credit...............
(15,291)
                                               -------------
--
      Net expenses..........................
3,216,428
                                               -------------
--
Net investment income.......................
17,632,805
                                               -------------
--
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on:
   Investment transactions..................
3,593
   Financial futures transactions...........
(428,642)
                                               -------------
--

(425,049)
                                               -------------
--
Net change in unrealized appreciation
   (depreciation) on:
   Investments..............................
5,028,670
   Financial futures contracts..............
(4,844)
                                               -------------
--

5,023,826
                                               -------------
--
Net gain on investments.....................
4,598,777
                                               -------------
--
Net Increase in Net Assets Resulting
from Operations.............................    $
22,231,582
                                               -------------
--
                                               -------------
--

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK SERIES
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1995            1994
                                       ------          -----
-
Operations
   Net investment income..........  $ 17,632,805    $
18,454,581
   Net realized loss on investment
      transactions................      (425,049)
(16,054)
   Net change in unrealized
      appreciation (depreciation)
      of investments..............     5,023,826
(25,211,565)
                                    ------------    --------
----
   Net increase (decrease) in net
      assets resulting from
      operations..................    22,231,582
(6,773,038)
                                    ------------    --------
----
Dividends from net investment
   income (Note 1)
   Class A........................    (5,367,852)
(734,832)
   Class B........................   (12,248,452)
(17,719,575)
   Class C........................       (16,501)
(174)
                                    ------------    --------
----
                                     (17,632,805)
(18,454,581)
                                    ------------    --------
----
Series share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares
      sold........................    18,761,553
41,684,512
   Net asset value of shares
      issued in reinvestment of
      dividends...................    10,361,213
11,015,273
   Cost of shares reacquired......   (52,939,335)
(52,115,672)
                                    ------------    --------
----
   Net increase (decrease) in net
      assets from Series share
      transactions................   (23,816,569)
584,113
                                    ------------    --------
----
Total decrease....................   (19,217,792)
(24,643,506)
Net Assets
Beginning of year.................   345,784,692
370,428,198
                                    ------------    --------
----
End of year.......................  $326,566,900
$345,784,692
                                    ------------    --------
----
                                    ------------    --------
----

------------------------------------------------------------
--------------------
8                                             See Notes to
Financial Statements.

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                   NEW YORK
SERIES
------------------------------------------------------------
--------------------
Prudential Municipal Series Fund (the ``Fund'') is
registered under the
Investment Company Act of 1940 as an open-end investment
company. The Fund was
organized as a Massachusetts business trust on May 18, 1984
and consists of
seventeen series. The monies of each series are invested in
separate,
independently managed portfolios. The New York Series (the
``Series'') commenced
investment operations in September, 1984. The Series is
diversified and seeks
to
achieve its investment objective of obtaining the maximum
amount of income
exempt from federal and applicable state and city income
taxes with the minimum
of risk by investing in ``investment grade'' tax-exempt
securities and whose
ratings are within the four highest ratings categories by a
nationally
recognized statistical rating organization or, if not rated, are of comparable
quality. The ability of the issuers of the securities held
by the Series to meet
their obligations may be affected by economic developments
in a specific state,
industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting
policies followed by the
Fund, and the Series, in the preparation of its financial
statements.
Securities Valuations: The Series values municipal
securities (including
commitments to purchase such securities on a ``when-issued''
basis) on the basis
of prices provided by a pricing service which uses
information with respect to
transactions in bonds, quotations from bond dealers, market
transactions in
comparable securities and various relationships between
securities in
determining values. If market quotations are not readily
available from such
pricing service, a security is valued at its fair value as
determined under
procedures established by the Trustees.
Short-term securities which mature in more than 60 days are
valued at current
market quotations. Short-term securities which mature in 60
days or less are
valued at amortized cost.
All securities are valued as of 4:15 P.M., New York time. Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of
securities at a set price
for delivery on a future date. Upon entering into a
financial futures contract,
the Series is required to pledge to the broker an amount of
cash and/or other
assets equal to a certain percentage of the contract amount.
This amount is
known as the ``initial margin''. Subsequent payments, known
as ``variation
margin'', are made or received by the Series each day,
depending on the daily
fluctuations in the value of the underlying security. Such
variation margin is
recorded for financial statement purposes on a daily basis
as unrealized gain
or
loss. When the contract expires or is closed, the gain or
loss is realized and
is presented in the statement of operations as net realized
gain (loss) on
financial futures contracts.
The Series invests in financial futures contracts in order
to hedge its existing
portfolio securities or securities the Series intends to
purchase, against
fluctuations in value caused by changes in prevailing
interest rates. Should
interest rates move unexpectedly, the Series may not achieve the anticipated
benefits of the financial futures contracts and may realize
a loss. The use of
futures transactions involves the risk of imperfect
correlation in movements in
the price of futures contracts, interest rates and the
underlying hedged assets.
There were no futures contracts outstanding at August 31,
1995.
Securities Transactions and Investment Income: Securities
transactions are
recorded on the trade date. Realized gains and losses on
sales of securities are
calculated on the identified cost basis. Interest income is
recorded on the
accrual basis. The Series amortizes premiums and original
issue discount paid
on
purchases of portfolio securities as adjustments to interest income.
Net investment income (other than distribution fees), and
unrealized and
realized gains or losses are allocated daily to each class
of shares based upon
the relative proportion of net assets of each class at the
beginning of the day.
Federal Income Taxes: For federal income tax purposes, each
series in the Fund
is treated as a separate taxpaying entity. It is the intent
of the Series to
continue to meet the requirements of the Internal Revenue
Code applicable to
regulated investment companies and to distribute all of its
net income to
shareholders. For this reason and because substantially all
of the Series' gross
income consists of tax-exempt interest, no federal income
tax provision is
required.
Dividends and Distributions: The Series declares daily
dividends from net
investment income. Payment of dividends is made monthly.
Distributions of net
capital gains, if any, are made annually.
Income distributions and capital gain distributions are
determined in accordance
with income tax regulations which may differ from generally
accepted accounting
principles.
------------------------------------------------------------
--------------------

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                   NEW YORK
SERIES
------------------------------------------------------------
--------------------
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual
Fund Management, Inc.
(``PMF''). Pursuant to this agreement, PMF has
responsibility for all investment
advisory services and supervises the subadviser's
performance of such services.
PMF has entered into a subadvisory agreement with The
Prudential Investment
Corporation (``PIC''); PIC furnishes investment advisory
services in connection
with the management of the Fund. PMF pays for the cost of
the subadviser's
services, the compensation of officers of the Fund,
occupancy and certain
clerical and bookkeeping costs of the Fund. The Fund bears
all other costs and
expenses.
The management fee paid PMF is computed daily and payable
monthly, at an annual
rate of .50 of 1% of the average daily net assets of the
Series. Effective
January 1, 1995, PMF has agreed to waive a portion (.05 of
1% of the Series'
average daily net assets) of its management fee, which
amounted to $108,361
($0.004 per share; 0.03% of average daily net assets). The
Series is not
required to reimburse PMF for such waiver.
The Fund has distribution agreements with Prudential Mutual
Fund Distributors,
Inc. (``PMFD''), which acts as the distributor of the Class
A shares of the
Fund, and with Prudential Securities Incorporated (``PSI''), which acts as
distributor of the Class B and Class C shares of the Fund
(collectively the
``Distributors''). The Fund compensates the Distributors for distributing and
servicing the Fund's Class A, Class B and Class C shares,
pursuant to plans of
distribution, (the ``Class A, B and C Plans'') regardless of expenses actually
incurred by them. The distribution fees are accrued daily
and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors
for distribution-related activities at an annual rate of up
to .30 of 1%, .50
of
1% and 1%, of the average daily net assets of the Class A, B and C shares,
respectively. Such expenses under the Plans were .10 of 1%,
 .50 of 1% and .75
of
1% of the average daily net assets of the Class A, B and C
shares, respectively,
for the fiscal year ended August 31, 1995.
PMFD has advised the Series that it has received
approximately $39,400 in
front-end sales charges resulting from sales of Class A
shares during the fiscal
year ended August 31, 1995. From these fees, PMFD paid such
sales charges to PSI
and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid
commissions to salespersons and incurred other distribution
costs.
PSI has advised the Series that for the year ended August
31, 1995, it received
approximately $360,200 in contingent deferred sales charges
imposed upon certain
redemptions by Class B and C shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC
are indirect,
wholly-owned subsidiaries of The Prudential Insurance
Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-
owned subsidiary of
PMF, serves as the Fund's transfer agent. During the fiscal
year ended August
31, 1995, the Series incurred fees of approximately $134,000 for the services
of
PMFS. As of August 31, 1995, approximately $11,000 of such
fees were due to
PMFS. Transfer agent fees and expenses in the Statement of
Operations include
certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series,
excluding short-term
investments, for the fiscal year ended August 31, 1995 were
$176,874,532 and
$219,612,500, respectively.
The cost basis of investments for federal income tax
purposes at August 31, 1995
was $304,658,055 and, accordingly, net unrealized
appreciation investments for
federal income tax purposes was $19,214,158 (gross
unrealized
appreciation--$19,976,506, gross unrealized depreciation--
$762,348).
For federal income tax purposes, the Series had a capital
loss carryforward as
of August 31, 1995 of approximately $1,041,800, of which
$15,700 expires in 1999
and $1,026,100 expires in 2003. Accordingly, no capital
gains distributions are
expected to be paid to shareholders until net gains have
been realized in excess
of such carryforward.
The Series elected to treat net capital losses of
approximately $531,600
incurred in the ten month period ended August 31, 1994 as
having occurred in the
current fiscal year.
------------------------------------------------------------
Note 5. Capital
The Series currently offers Class A, Class B and Class C
shares. Class A shares
are sold with a front-end sales charge of up to 3%. Class B
shares are sold with
a contingent deferred sales charge which declines from 5% to zero depending on
the period of time the shares are held. Class C
------------------------------------------------------------
--------------------
 10

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                   NEW YORK
SERIES
------------------------------------------------------------
--------------------
shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
Transactions in shares of beneficial interest for the years ended August 31,
1995 and 1994 were as follows:

Class A                               Shares          Amount
----------------------------------  -----------    ---------
----
Year ended August 31 1995:
Shares sold.......................      277,184    $
3,225,910
Shares issued in reinvestment of
  dividends.......................      267,148
3,155,429
Shares reacquired.................   (1,006,903)
(11,817,623)
                                    -----------    ---------
----
Net decrease in shares outstanding
  before conversion...............     (462,571)
(5,436,284)
Shares issued upon conversion from
  Class B.........................   12,985,377
149,561,617
                                    -----------    ---------
----
Net increase in shares
  outstanding.....................   12,522,806    $
144,125,333
                                    -----------    ---------
----
                                    -----------    ---------
----
Year ended August 31, 1994:
Shares sold.......................      568,443    $
6,979,928
Shares issued in reinvestment of
  dividends.......................       34,634
419,800
Shares reacquired.................     (379,015)
(4,536,278)
                                    -----------    ---------
----
Net increase in shares
  outstanding.....................      224,062    $
2,863,450
                                    -----------    ---------
----
                                    -----------    ---------
----

Class B                               Shares          Amount
----------------------------------  -----------    ---------
----
Year ended August 31, 1995:
Shares sold.......................    1,310,430    $
15,158,331
Shares issued in reinvestment of
  dividends.......................      627,938
7,192,642
Shares reacquired.................   (3,612,951)
(41,102,851)
                                    -----------    ---------
----
Net decrease in shares outstanding
  before conversion...............   (1,674,583)
(18,751,878)
Shares reacquired upon conversion
  into Class A....................  (12,985,377)
(149,561,617)
                                    -----------    ---------
----
Net decrease in shares
  outstanding.....................  (14,659,960)
$(168,313,495)
                                    -----------    ---------
----
                                    -----------    ---------
----
Year ended August 31, 1994:
Shares sold.......................    2,819,758    $
34,553,962
Shares issued in reinvestment of
  dividends.......................      873,809
10,595,424
Shares reacquired.................   (3,939,794)
(47,570,423)
                                    -----------    ---------
----
Net decrease in shares
  outstanding.....................     (246,227)   $
(2,421,037)
                                    -----------    ---------
----
                                    -----------    ---------
----

Class C
----------------------------------
Year ended August 31, 1995:
Shares sold.......................       32,796    $
377,312
Shares issued in reinvestment of
  dividends.......................        1,131
13,142
Shares reacquired.................       (1,612)
(18,861)
                                    -----------    ---------
----
Net increase in shares
  outstanding.....................       32,315    $
371,593
                                    -----------    ---------
----
                                    -----------    ---------
----
August 1, 1994(a) through
  August 31, 1994:
Shares sold.......................       12,897    $
150,622
Shares issued in reinvestment of
  dividends.......................            4
49
Shares reacquired.................         (772)
(8,971)
                                    -----------    ---------
----
Net increase in shares
  outstanding.....................       12,129    $
141,700
                                    -----------    ---------
----
                                    -----------    ---------
----
---------------
(a) Commencement of offering of Class C shares.

------------------------------------------------------------
--------------------

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                            NEW YORK
SERIES
------------------------------------------------------------
--------------------

Class
A

------------------------------------------------------

Year Ended
August 31,

------------------------------------------------------
                                                     1995
1994
1993        1992       1991
                                                   --------
-------
-------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.............    $  11.71
$ 12.54     $
11.75     $11.08     $10.62
                                                   --------
-------
-------     ------     ------
Income from investment operations
Net investment income..........................
 .66(a)      .67
 .70        .71        .72
Net realized and unrealized gain (loss) on
   investment transactions.....................         .20
(.83)
 .79        .67        .46
                                                   --------
-------
-------     ------     ------
   Total from investment operations............         .86
(.16)
1.49       1.38       1.18
Less dividends
Dividends from net investment income...........        (.66)
(.67)
(.70)      (.71)      (.72)
                                                   --------
-------
-------     ------     ------
Net asset value, end of year...................    $  11.91
$ 11.71     $
12.54     $11.75     $11.08
                                                   --------
-------
-------     ------     ------
                                                   --------
-------
-------     ------     ------
TOTAL RETURN(b):...............................        7.70%
(1.38)%
13.06%     12.73%     11.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..................    $163,025
$13,661
$11,821     $6,057     $2,729
Average net assets (000).......................    $ 95,024
$13,454     $
8,755     $4,024     $1,579
Ratios to average net assets:
   Expenses, including distribution fees.......
 .69%(a)     .74%
 .74%       .74%       .71%
   Expenses, excluding distribution fees.......
 .59%(a)     .64%
 .64%       .64%       .61%
   Net investment income.......................
5.65%(a)    5.46%
5.78%      6.19%      6.61%
Portfolio turnover rate........................          57%
49%
  44%        45%        78%

---------------
 (a) Net of fee waiver.
 (b) Total return does not consider the effects of sales
loads. Total return is
calculated assuming a purchase of shares on the
     first day and a sale on the last day of each year
reported and includes
reinvestment of dividends.

------------------------------------------------------------
--------------------
12                                            See Notes to
Financial Statements.

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                            NEW YORK
SERIES
------------------------------------------------------------
--------------------

                                       Class C

Class B                                ------------

------------------------------------------------------------
Year

Year Ended
August 31,                            Ended

------------------------------------------------------------
August 31,
                                                     1995
1994
1993         1992         1991           1995
                                                   --------
--------
--------     --------     --------        -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........    $  11.71
$  12.54     $
11.75     $  11.08     $  10.62        $11.71
                                                   --------
--------
--------     --------     --------       -------
Income from investment operations
Net investment income..........................
 .61(a)       .62
   .65          .66          .67           .58(a)
Net realized and unrealized gain (loss) on
  investment transactions......................         .20
(.83)
   .79          .67          .46           .20
                                                   --------
--------
--------     --------     --------       -------
   Total from investment operations............         .81
(.21)
  1.44         1.33         1.13           .78
Less dividends
Dividends from net investment income...........        (.61)
(.62)
  (.65)        (.66)        (.67)         (.58)
                                                   --------
--------
--------     --------     --------       -------
Net asset value, end of period.................    $  11.91
$  11.71     $
12.54     $  11.75     $  11.08        $11.91
                                                   --------
--------
--------     --------     --------       -------
                                                   --------
--------
--------     --------     --------       -------
TOTAL RETURN(b):...............................        7.27%
(1.77)%
 12.61%       12.32%       10.96%         7.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)................    $163,013
$331,982
$358,607     $316,472     $293,942        $  529
Average net assets (000).......................    $230,033
$350,564
$330,823     $303,016     $295,285        $  325
Ratios to average net assets:
   Expenses, including distribution fees.......
1.11%(a)     1.14%
  1.14%        1.14%        1.11%         1.36%(a)
   Expenses, excluding distribution fees.......
 .61%(a)      .64%
   .64%         .64%         .61%          .61%(a)
   Net investment income.......................
5.30%(a)     5.06%
  5.38%        5.79%        6.21%         5.05%(a)
Portfolio turnover rate........................          57%
49%
    44%          45%          78%           57%

                                                 August 1,
                                                  Through
                                                 August 31,
                                                    1994
                                                    -----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........    $11.74
                                                    -----

Income from investment operations
Net investment income..........................       .04
Net realized and unrealized gain (loss) on
  investment transactions......................      (.03)
                                                    -----

   Total from investment operations............       .01
Less dividends
Dividends from net investment income...........      (.04)
                                                    -----

Net asset value, end of period.................    $11.71
                                                    -----
                                                    -----

TOTAL RETURN(b):...............................      0.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)................    $  142
Average net assets (000).......................    $   42
Ratios to average net assets:
   Expenses, including distribution fees.......
1.62%(c)
   Expenses, excluding distribution fees.......
 .87%(c)
   Net investment income.......................
5.17%(c)
Portfolio turnover rate........................        49%

---------------
 (a) Net of fee waiver.
 (b) Total return does not consider the effects of sales
loads. Total return is
calculated assuming a purchase of shares on the
     first day and a sale on the last day of each period
reported and includes
reinvestment of dividends. Total returns for
     periods of less than a full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C shares.

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
13

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Independent Auditors' Report                    NEW YORK
SERIES
------------------------------------------------------------
--------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, New York Series
We have audited the accompanying statement of assets and
liabilities, including
the portfolio of investments, of Prudential Municipal Series
Fund, New York
Series, as of August 31, 1995, the related statements of
operations for the year
then ended and of changes in net assets for each of the two
years in the period
then ended, and the financial highlights for each of the
five years in the
period then ended. These financial statements and financial
highlights are the
responsibility of the Fund's management. Our responsibility
is to express an
opinion on these financial statements and financial
highlights based on our
audits.
We conducted our audits in accordance with generally
accepted auditing
standards. Those standards require that we plan and perform
the audit to obtain
reasonable assurance about whether the financial statements
and financial
highlights are free of material misstatement. An audit
includes examining, on
a
test basis, evidence supporting the amounts and disclosures
in the financial
statements. Our procedures included confirmation of the
securities owned as of
August 31, 1995 by correspondence with the custodian. An
audit also includes
assessing the accounting principles used and significant
estimates made by
management, as well as evaluating the overall financial
statement presentation.
We believe that our audits provide a reasonable basis for
our opinion.
In our opinion, such financial statements and financial
highlights present
fairly, in all material respects, the financial position of
Prudential Municipal
Series Fund, New York Series, as of August 31, 1995, the
results of its
operations, the changes in its net assets, and its financial highlights for the
respective stated periods in conformity with generally
accepted accounting
principles.
DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995
                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Federal Income Tax Information                  NEW YORK
SERIES
------------------------------------------------------------
--------------------
We are required by the Internal Revenue Code to advise you
within 60 days of the
Series' fiscal year end (August 31, 1995) as to the federal
tax status of
dividends paid by the Series during such fiscal year.
Accordingly, we are
advising you that in the fiscal year ended August 31, 1995,
dividends paid from
net investment income of $.66 per share for Class A shares,
$.61 per Class B
shares and $.58 per Class C shares were all federally tax-
exempt interest
dividends.
In January 1996, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV
as to the federal tax status of the dividends received by
you in calendar year
1995.
------------------------------------------------------------
--------------------

Getting
The Most
From Your
Prudential
Mutual
Fund

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services.

There's No Reward Without Risk; But Is This Risk Worth It? Your financial adviser or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.
A financial adviser or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial adviser or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Getting
The Most
From Your
Prudential
Mutual
Fund

Change Your Mind.
You can exchange your shares in most Prudential Mutual Funds for shares in most other Prudential Mutual Funds, without charges. This may be most helpful if your investment needs change.

Reinvest Dividends Free Of Charge.
Reinvest your dividends and/or capital gains distributions automatically -- without charge.

Invest For Retirement.
There is no minimum investment for an IRA. Plus, you defer taxes on your investment earnings by investing in an IRA.

If you'd like, you can contribute up to $2,000 a year in an IRA. If you are married, you and your spouse (if not working outside the home) can contribute up to $2,250 a year. (Withdrawals are taxed as ordinary income and may be subject to a 10% penalty prior to age 59 1/2.)

Change Your Job.
You can take your pension with you. Use a rollover IRA to manage your company-sponsored retirement plan while retaining the special tax-deferred advantages.

Invest In Your Children.
There's no fee to open a custodial account for a child's education or other needs.

Take Income.
Would you like to receive monthly or quarterly checks in any amount from your fund account? Just let us know. We'll take care of it. Of course, there are minimum amounts. And shares redeemed may be subject to tax, and Class B and
C shares may be subject to contingent deferred sales charges. We'll gladly answer your questions.

Keep Informed.
We want to keep you up-to-date. Of course, you receive account activity statements every quarter. But you also receive annual and semi-annual fund reports, as well as other important updates on events that affect your investments, including tax information.

This material is only authorized for distribution when preceded or accompanied by a current prospectus. Read the prospectus carefully before you invest or send money.

-Prudential Municipal Series Fund: New York Series
--Lehman Bros. General Municipal Debt Index

The Prudential Municipal Series Fund: New York Series and the Lehman Bros. Index: Comparing a $10,000 Investment.

Class A
(CHART)

Class B
(CHART)

Class C
(CHART)


Past performance is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, will be worth more or less than their original cost. The charts on the right are designed to give you an idea how much the Series' returns can fluctuate from year to year by measuring the best and worst years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Municipal Series Fund: New York
Series (Class A, Class B and Class C) with a similar investment in the Lehman
Brothers Municipal Bond Index by portraying the initial account values at the commencement of operations of Class A and C shares and for 10 years for the
Class B shares, and subsequent account values at the end of the most recent reporting period (August 31), as measured on a quarterly basis, beginning in
1990 for Class A shares, 1985 for Class B shares and 1994 for Class C Shares.
For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares;
(b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on August 31, 1995; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
Class B shares automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graph.The graph and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees.


The Index is a weighted index comprised of 21,000 municipal bonds (General obligation bonds, revenue bonds, insured bonds and prerefunded bonds) selected by Lehman Brothers as representative of the long-term investment grade municipal bond market. It is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the transaction costs and advisory fees paid by the Series' investors. The Index's holdings differ from the Series' portfolio. The Index is not the only one that may be used to characterize performance of bond funds and other indices may portray different comparative performance.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free (800) 225-1852
(LOGO)

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy Hays Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace Torres, Treasurer
S. Jane Rose, Secretary
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Assistant Secretary
Ronald Amblard, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributors
Prudential Mutual Fund Distributors, Inc.
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435M747                                          MF122E
74435M754
Cat.#6423319
74435M523


(ICON)
Prudential
Municipal
Series Fund

New York
Money Market Series

ANNUAL REPORT
Aug. 31, 1995
(LOGO)

Prudential Municipal Series Fund
New York Money Market Series

Performance At A Glance.

Over the past 12 months, New York's economy continued to show weakness and its credit rating as of August 31, 1995 was A, according to Moody's Investors
Service. Prudential Municipal Series Fund: New York Money
Market Series' 7-day
current yield on August 31, 1995 was 3.02%, compared to 3.31% six months ago.

Fund Facts
    As of 8/31/95

                    7-Day        Net Asset      Taxable
Equivalent Yield*
Weighted       Total
                 Current Yld.      Value        @31%
@36%     @39.6%
Avg. Mat.   Assets (mil.)


NY Money
Market Fund         3.02%          $1.00       4.75%
5.12%      5.43%
64 Days        $325

IBC/Donoghue
NY Tax-exempt       3.04            1.00       4.78
5.16       5.46
57 Days         N/A
Fund Average **

Note: Yields will fluctuate from time to time and past performance is no guarantee of future results.

An investment in the Series is neither insured nor guaranteed by the U.S.
government and there can be no assurance that the Series will be able to maintain a stable net asset value.

* Some investors may be subject to the federal alternative minimum tax.

**This is the average 7-day current yield, NAV and WAM of 38 funds in the
International Business Communications/Donoghue New York tax-exempt money market fund category as of August 31, 1995.

How Investments Compared.
(As of 8/31/95)
(GRAPH)

Source: Lipper Analytical Services.
Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns.
These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes a good deal) and their returns are historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Tax-Exempt Money Market Funds attempt to preserve a constant share value and provide tax-free income; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

*19 years for General Muni Debt Funds.
 17 years for Tax-Free Money Market Funds.

Colleen Meehan, Fund Manager

Portfolio
Manager's Report

Prudential Municipal Series Fund: New York Money Market Series seeks the highest current income that is exempt from federal, New York state, and New
York City income taxes, consistent with liquidity, the preservation of capital, and maintenance of a stable net asset value of $1 per share. The
Series invests in a portfolio of short-term debt securities and obligations of
New York state, its municipalities, local governments and other qualifying issuers.

Strategy Session.

The New York Money Market Series has followed a conservative, quality oriented investment strategy. We take a critical look not only at a security's current credit rating but also at the issuer as well. This includes examining the security's "linkage" between state and municipal governments.

The accounting mechanisms between state and local municipalities can be an important factor in weighing the true underlying value of a security. In some states taxes collected by the municipality are passed on to the state, which actually controls the revenues.

Orange County Lessons.

December's bankruptcy filing by California's Orange County after it suffered
$1.7 billion in investment losses surprised the municipal securities markets.
The sudden collapse of one of America's richest counties and highly rated bond issuers underscored the importance of quality credit research and diversification.

The New York Money Market Series invests across a broad spectrum of issues to lessen risk. We held approximately 70 securities representing 53 issuers from across the state. We actively monitor our exposure to certain areas with an eye toward maintaining a consistent level of diversification.

As of August 31, 1995, 67% of the portfolio was credit-enhanced by insurance, a letter of credit from a major money center bank, or prerefunded by U.S.
governments that are held in escrow. We should note that our credit research team also scrutinizes issuers of credit enhancements as to their quality and strength.

Interest Rates Trend Lower

(GRAPH)

Federal Funds Rate vs. One-Year Bond Buyer Index

Source: Bloomberg & the Bond Buyer. The One-Year Bond Buyer
Index is an average
of
one-year, tax-exempt notes of 10 issuers calculated by the Bond Buyer weekly on
Wednesdays.

State Of The State.

Problems Persisted.
A slowdown in the economic recovery in New York is apparent.
The state's
overall credit rating as of August 31, 1995, was A, according to Moody's.
Standard & Poor's lowered its credit rating for New York
City debt to BBB+
from A- in July affecting the city's $24.8 billion in outstanding debt.

Other points --

- Unemployment remains higher than the national average with acute losses in the services sector. Income growth was also down. The outlook for the remainder of 1995 was for more of the same.

- Despite talk of fiscal restraint and cutbacks, New York's state budget was reduced only by 1% compared to the previous year. Gov. George Pataki could claim it was the first time in 40 years that the state budget had actually been reduced. Unfortunately, most of the cuts were later restored and paid for by questionable funding methods.

- New York City Mayor Rudolph Giuliani has actively sought to downsize city government and has encouraged growth by holding the line on taxes. However, a budgetary balance continued to prove elusive because of softness in the city's economy. As of this writing, the outlook on the city's rating was said to be stable, according to S&P.

Looking Ahead.

Going forward, we believe that yields for tax-free money market funds will fall lower following the taxable short-term interest rate cut engineered by the
Federal Reserve. The central bank's next move may be to cut taxable rates again, but we don't know for sure by how much or when. We have and will continue to structure the Series' portfolio to produce a competitive yield while maintaining our ability to respond to changing markets and continuing credit quality.

A Word
About Quality.

Your Series typically will purchase securities with
maturities of one year or
less that are rated Aaa, Aa; Notes: MIG-1, MIG-2, P-1 or P-2 by Moody's
Investors Service, or AAA, AA; Notes: SP-1, SP-1+, A-1 or A-
2 by Standard &
Poor's or, if not rated, deemed to be of comparable quality
by the Fund's
investment adviser. Although there is never a guarantee that the share price
of the New York Money Market Series will stay at $1, we at
Prudential
emphasize a conservative, quality-oriented investment
approach.
------------------------------------------------------------
-------------------

President's Letter
October 11, 1995
(PHOTO)

Dear Shareholder:

We hope you like the fresh look and information we've given your shareholder letter. We've also introduced another feature, called
Getting the Most Out of
Your Prudential Mutual Fund, which will appear from time to time at the back of your report. Look for topics like "Understanding Risk &
Reward" as well as
easy-to-understand explanations of financial terms. Why are we providing such information? Because at Prudential Mutual Funds, we believe an informed investor makes smart investment decisions.

On the Hill

As an informed investor, you should know about the "American
Dream Savings
Account" that is part of the federal budget package now under debate in the
Senate. It is a type of Individual Retirement Account that offers a common-sense approach to long-term saving. Investors should like it because --

- You can withdraw funds -- without penalty -- to pay for certain expenses like buying a first home, medical care or educational needs;

- All account earnings would accumulate tax-free, not merely tax-deferred like the current IRA;

- You can make contributions past age 70 1/2, instead of having to take distributions as the current law requires.

Of course, the federal budget process is never easy and while we hope this measure is adopted, there's no way of knowing if it will be.
So why not let
your Senator and/or Representative know your opinion today?
Simply call
202-224-3121.

In Closing

One final note: if you're a Class B shareholder of other
Prudential Mutual
Funds, you'll begin noticing a change on your statements once you've held your shares for seven years. At that time, they will automatically begin to convert to Class A shares on a quarterly basis. Since Class A shares carry lower annual distribution charges than Class B shares, your total returns will be higher after the conversion than they would have been without it. Conversions started earlier this year and will take place during each calendar quarter --
December, March, June and September. It's our way of thanking you for your loyalty -- and rewarding you for maintaining a long-term investment program by helping you earn more total investment return on your Prudential Mutual Fund.
I hope you'll find this information useful as you work with your financial advisor or registered representative to develop your personal investment plan.

Thank you for choosing Prudential Mutual Funds for your mutual fund investment.

Sincerely,


Richard A. Redeker
President
------------------------------------------------------------
-------------------
2

Portfolio of Investments as                   PRUDENTIAL
MUNICIPAL SERIES FUND
of August 31, 1995                            NEW YORK MONEY
MARKET SERIES
------------------------------------------------------------
--------------------

Moody's
                         Principal

Rating
Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
  Rate         Date        (000)        (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
Albany City Sch. Dist., Ser. 95, B.A.N.
NR
  4.50%        5/03/96   $  2,000     $  2,002,175
Amherst Ind. Dev. Agcy. Rev., Gen. Accident Ins. Co., Ser.
   85, S.O.T.
A-1+(c)
  4.35        11/01/95      3,100        3,100,000
Babylon, Gen. Oblig., Ser. 94B, F.R.W.D., A.M.B.A.C.
VMIG1
  3.20         9/06/95      4,700        4,700,000
Babylon Ind. Dev. Agcy. Rev., Res. Rec. Rev., Ser. 89,
   F.R.D.D.
A-1+(c)
  3.50         9/01/95      6,500        6,500,000
Battery Park Auth. Rev., Ser. 90, F.R.W.D.
A-1(c)
  3.80         9/06/95      5,000        5,000,000
Commack Union Free Sch. Dist., Ser. 95, T.A.N.
NR
  4.25         6/28/96      2,500        2,509,916
East Islip Union Free Sch. Dist., Ser. 95, T.A.N.
NR
  4.50         6/28/96      7,110        7,144,911
Farmingdale Union Free Sch. Dist., Ser. 95, T.A.N.
NR
  4.25         6/27/96      3,675        3,684,313
Franklinville Central Sch. Dist., Ser 93, F.R.W.D.
NR
  3.75         9/07/95      4,250        4,250,000
Guilderland Ind. Dev. Agcy. Rev., Northeastern Ind'l.
   Park, Ser. 93A, F.R.W.D.
P-1
  3.50         9/06/95      1,500        1,500,000
Monroe Cnty. Ind. Dev. Agcy. Rev., Gen. Accident Ins. Co.,
   Ser. 84, S.O.T.
A-1+(c)
  3.85         9/01/95      7,000        7,000,000
Mt. Pleasant Ind. Dev. Agcy. Rev., Poll. Ctrl. Rev., Gen.
   Motors Corp. Proj., F.R.W.D.
VMIG2
  3.70         9/06/95      6,095        6,095,000
Nassau Cnty., Gen. Oblig., Ser. 95B, R.A.N.
SP-1(c)
  4.25         3/15/96      4,000        4,010,443
Nassau Cnty., Ser. 95F, B.A.N.
MIG1
  4.50         3/15/96      4,980        4,994,346
New York City, Gen. Oblig.,
   Ser. 94A-4, F.R.D.D.
VMIG1
  3.45         9/01/95      1,800        1,800,000
   Ser. 95, F.R.D.D., M.B.I.A.
VMIG1
  3.40         9/01/95        800          800,000
   Ser. 95, T.A.N.
MIG1
  4.50         2/15/96      8,000        8,030,247
   Ser. 95B-9, T.E.C.P.
VMIG1
  3.70        10/03/95      2,900        2,900,000
   Ser. 95F-3, F.R.W.D.
VMIG1
  3.60         9/06/95      6,300        6,300,000
   Ser. 95F-5, F.R.W.D.
VMIG1
  3.55         9/06/95        700          700,000
New York City Hsg. Dev. Corp.,
   E.17th St. Property, Ser. 93A, F.R.D.D.
A-1(c)
  3.50         9/01/95      4,600        4,600,000
   James Tower Proj., Ser. 94A, F.R.W.D.
A-1(c)
  3.40         9/06/95      4,200        4,200,000
   Related E. 96th St. Proj., Ser. 90A, F.R.W.D.
VMIG1
  3.50         9/07/95     13,500       13,500,000
New York City Ind. Dev. Agcy. Rev.,
   Japan Airlines, Ser. 91, F.R.D.D.
A-1+(c)
  3.65         9/01/95     15,200       15,200,000
   Viola Bakeries, Ser. 90, F.R.W.D.
VMIG1
  3.60         9/06/95      2,650        2,650,000
New York City Mun. Water Fin. Auth., Water & Sew. Rev.,
   Ser. 9-3, T.E.C.P.
VMIG1
  3.55         9/20/95      3,000        3,000,000
   Ser. 9-3, T.E.C.P.
P-1
  3.75        10/13/95      1,500        1,500,000
   Ser. 9-3, T.E.C.P.
P-1
  3.80        12/15/95      4,000        4,000,000
New York City Unltd. Tax Rev., JPM Putters, Ser. 33,
   F.R.W.D., M.B.I.A.
VMIG1
  3.55         9/07/95      3,100        3,100,000

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
3

Portfolio of Investments as                   PRUDENTIAL
MUNICIPAL SERIES FUND
of August 31, 1995                            NEW YORK MONEY
MARKET SERIES
------------------------------------------------------------
--------------------

Moody's
                         Principal

Rating
Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
  Rate         Date        (000)        (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
New York St., Gen. Oblig., Ser. P, T.E.C.P.
P-1
  3.75%       10/05/95   $  4,800     $  4,800,000
New York St. Dorm. Auth. Rev.,
   Mem. Sloan Kettering, Ser. 89A, T.E.C.P.
VMIG1
  3.10         9/21/95      4,500        4,500,000
   Miriam Osborn Memorial Home, F.R.W.D.
VMIG1
  3.30         9/06/95      4,700        4,700,000
   Rockefeller Univ., Ser. 91A, F.R.W.D.
Aaa
  3.76         9/06/95     13,600       13,600,000
   St. Francis Center at the Knolls, F.R.D.D.
VMIG1
  3.45         9/01/95      4,000        4,000,000
New York St. Energy Res. & Dev. Auth.,
   Long Island Ltg. Co. Proj.,
      Ser. 85B, A.M.T.
VMIG1
  4.70         3/01/96      7,500        7,500,000
      Ser. 95A, F.R.W.D.
VMIG1
  3.30         9/06/95      5,000        5,000,000
   New York St. Elec. & Gas Co., Ser. 84A, A.M.T.
A-1+(c)
  4.60        12/01/95      4,000        4,000,000
   Niagara Mohawk Pwr. Corp.,
      Ser. 85B, F.R.D.D.
P-1
  3.45         9/01/95        500          500,000
      Ser. 85C, F.R.D.D.
P-1
  3.45         9/01/95      2,600        2,600,000
      Ser. 86A, F.R.D.D.
P-1
  3.55         9/01/95      9,500        9,500,000
   Pollution Control Rev.,
      Ser. 85A, A.O.T.
A-1+(c)
  4.65         3/15/96      2,000        2,000,000
      Ser. 85B, A.O.T.
Aaa
  4.10        10/15/95      3,250        3,250,000
New York St. Hsg. Fin. Auth., Liberty View Apts.,
   Ser. 85A, F.R.W.D.
VMIG1
  3.60         9/06/95      5,400        5,400,000
New York St. Job Dev. Auth., F.R.M.D.,
   Ser. 84D
VMIG1
  3.70         9/01/95      1,655        1,655,000
   Ser. 84E
VMIG1
  3.70         9/01/95      3,900        3,900,000
   Ser. 84F
VMIG1
  3.70         9/01/95      1,525        1,525,000
   Ser. 86C
VMIG1
  3.80         9/01/95      1,185        1,185,000
New York St. Local Gov't. Assistance Corp.,
   Ser. 95E, F.R.W.D.
VMIG1
  3.50         9/06/95      3,000        3,000,000
   Ser. 95F, F.R.W.D.
VMIG1
  3.35         9/06/95     12,400       12,400,000
New York St. Power Auth. Rev., S.M.T.
MIG1
  3.85         9/01/95     10,000       10,000,000
New York St. Thruway Auth. Rev., Ser. C, F.R.W.D.,
   F.G.I.C.
NR
  3.70         9/07/95      7,000        7,000,000
New York St. Urban Dev. Corp. Rev.,
   Ser. 86
Aaa
  8.00         1/01/96      2,500        2,540,609
   Ser. B
Aaa
  8.00         1/01/96      5,000        5,156,148
Niagara Cnty. Ind. Dev. Agcy. Rev., Gen. Abrasive
   Treibacher,
   Ser. 91, F.R.W.D.
P-1
  3.65         9/06/95      4,600        4,600,000
Oswego Cnty. Ind. Dev. Agcy. Rev., Philip Morris Co., Ser.
   92, F.R.W.D.
P-1
  3.65         9/06/95      6,300        6,300,000
Oyster Bay, Gen. Oblig.,
   Ser. 94, B.A.N.
NR
  4.85        12/08/95      2,000        1,999,370
   Ser. 94, B.A.N.
NR
  5.00        12/08/95      3,000        3,000,597

------------------------------------------------------------
--------------------
4                                            See Notes to
Financial Statements.

Portfolio of Investments as                   PRUDENTIAL
MUNICIPAL SERIES FUND
of August 31, 1995                            NEW YORK MONEY
MARKET SERIES
------------------------------------------------------------
--------------------

Moody's
                         Principal

Rating
Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
  Rate         Date        (000)        (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
Port Auth. of New York & New Jersey, Kiac Partners,
      Ser. 3-2, F.R.W.D.
VMIG1
  3.40%        9/06/95   $  6,200     $  6,200,000
      Ser. 3-3, F.R.W.D.
VMIG1
  3.40         9/06/95      4,500        4,500,000
   Spec. Oblig. Rev.,
      Ser.1, F.R.D.D.
VMIG1
  3.45         9/01/95      2,500        2,500,000
      Ser. 93-1, F.R.W.D.
NR
  3.627        9/05/95     12,000       12,000,000
Puerto Rico Comnwlth., Gov't. Dev. Bank., Ser. 95,
   T.E.C.P.
A-1+(c)
  3.60         9/11/95      7,700        7,700,000
Rockland Cnty., Ser. 95, B.A.N
NR
  5.50         3/08/96      2,000        2,009,239
Sayville Union Free Sch. Dist., Ser. 95, T.A.N.
MIG1
  4.25         6/27/96      6,500        6,526,710
St. Lawrence Cnty. Ind. Dev. Agcy. Rev.,
   Clarkson Univ. Proj., Ser. 90, F.R.W.D.
VMIG1
  3.80         9/07/95      2,700        2,700,000
   Reynolds Metals, F.R.D.D.
P-1
  3.35         9/01/95      1,000        1,000,000
   Reynolds Metals, Ser. 95, F.R.W.D.
VMIG1
  3.50         9/06/95      3,000        3,000,000
United Nations Dev. Corp. Rev., Phase 2 & 3 Sr. Lien
Aaa
  7.875        7/01/96      4,000        4,204,061
Westchester Cnty., T.A.N.
NR
  5.00        12/14/95      7,000        7,009,650
Yates Cnty. Ind. Dev. Agcy. Rev., Clearplass Containers
   Inc.,
   Ser. 92A, F.R.W.D.
A-1(c)
  3.75         9/07/95      1,455        1,455,000

                                      ------------
Total Investments--102.0%
(amortized cost--$331,187,735(d))
                                       331,187,735
Liabilities in excess of other assets--(2.0)%
                                        (6,490,118)

                                      ------------
Net Assets--100%
                                      $324,697,617

                                      ------------

                                      ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance
Corporation.
    A.M.T.--Annual Mandatory Tender (b).
    A.O.T.--Annual Optional Tender (b).
    B.A.N.--Bond Anticipation Note.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.M.D.--Floating Rate (Monthly) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    M.B.I.A.--Municipal Bond Insurance Association.
    R.A.N.--Revenue Anticipation Note.
    S.M.T.--Semi-Annual Mandatory Tender (b).
    S.O.T.--Semi-Annual Optional Tender (b).
    T.A.N.--Tax Anticipation Note.
    T.E.C.P.--Tax-Exempt Commercial Paper.

 (b) For purposes of amortized cost valuation, the maturity date of such securities is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
 (c) Standard & Poor's rating.
 (d) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information
contains a description
of
Moody's and Standard & Poor's ratings.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.
5

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Statement of Assets and Liabilities            NEW YORK
MONEY MARKET SERIES
------------------------------------------------------------
--------------------

Assets
                                August 31, 1995
Investments, at amortized cost which approximates market
value...............................................
$331,187,735
Receivable for investments
sold........................................................
 .................
 .....        14,312,795
Receivable for Series shares
sold........................................................
 ....................
       2,544,647
Interest
receivable..................................................
 .................
 .......................         2,064,757
Deferred expenses and other
assets......................................................
 .................
 ....             7,167

                                    ------------
   Total
assets......................................................
 .................
 .......................       350,117,101

                                    ------------
Liabilities
Payable for investments
purchased...................................................
 .................
 ........        17,000,000
Payable for Series shares
reacquired..................................................
 .................
 ......         8,009,423
Accrued expenses and other
liabilities.................................................
 .................
 .....           143,748
Management fee
payable.....................................................
 .................
 .................           137,878
Dividends
payable.....................................................
 .................
 ......................           111,421
Distribution fee
payable.....................................................
 .................
 ...............            15,414
Deferred trustee
fees........................................................
 .................
 ...............             1,600

                                    ------------
   Total
liabilities.................................................
 .................
 .......................        25,419,484

                                    ------------
Net
Assets......................................................
 .................
 ............................      $324,697,617

                                    ------------

                                    ------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par
value.......................................................
 ...      $
3,246,976
   Paid-in capital in excess of
par.........................................................
 .................
     321,450,641

                                    ------------
Net assets, August 31,
1995........................................................
 .................
 .........      $324,697,617

                                    ------------

                                    ------------
Net asset value, offering price and redemption price per
share ($324,697,617 /
324,697,617
   shares of beneficial interest issued and outstanding;
unlimited number of
shares authorized)..............             $1.00

------------------------------------------------------------
--------------------
6                                             See Notes to
Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year
Ended
Net Investment Income                            August 31,
1995
                                                 -----------
----
Income
   Interest...................................    $
10,956,553
                                                 -----------
----
Expenses
   Management fee.............................
1,463,815
   Distribution fee...........................
365,954
   Transfer agent's fees and expenses.........
137,000
   Custodian's fees and expenses..............
80,000
   Reports to shareholders....................
40,000
   Registration fees..........................
16,000
   Audit fee..................................
10,500
   Legal fees.................................
10,000
   Trustees' fees.............................
3,200
   Miscellaneous..............................
11,886
                                                 -----------
----
      Total expenses..........................
2,138,355
   Less: custodian fee credit.................
(35,560)
                                                 -----------
----
      Net expenses............................
2,102,795
                                                 -----------
----
Net investment income.........................
8,853,758
                                                 -----------
----
Net Increase in Net Assets
Resulting from Operations.....................    $
8,853,758
                                                 -----------
----
                                                 -----------
----

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended August 31,
in Net Assets                         1995              1994
Operations
   Net investment income.......  $     8,853,758    $
4,997,969
                                 ---------------    --------
-----
   Net increase in net assets
      resulting from
      operations...............        8,853,758
4,997,969
                                 ---------------    --------
-----
Dividends to shareholders......       (8,853,758)
(4,997,969)
                                 ---------------    --------
-----
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      sold.....................    1,099,424,608
956,452,031
   Net asset value of shares
      issued to shareholders in
      reinvestment of
      dividends................        8,564,122
4,807,678
   Cost of shares reacquired...   (1,052,364,310)
(978,490,262)
                                 ---------------    --------
-----
   Net increase (decrease) in
      net assets from Series
      share transactions.......       55,624,420
(17,230,553)
                                 ---------------    --------
-----
Total increase (decrease)......       55,624,420
(17,230,553)
Net Assets
Beginning of year..............      269,073,197
286,303,750
                                 ---------------    --------
-----
End of year....................  $   324,697,617    $
269,073,197
                                 ---------------    --------
-----
                                 ---------------    --------
-----

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
7

                                             PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                NEW YORK MONEY
MARKET SERIES
------------------------------------------------------------
--------------------
Prudential Municipal Series Fund (the ``Fund'') is
registered under the
Investment Company Act of 1940 as an open-end investment
company. The Fund was
organized as a Massachusetts business trust on May 18, 1984
and consists of
seventeen series. The monies of each series are invested in
separate,
independently managed portfolios. The New York Money Market
Series (the
``Series'') commenced investment operations in April, 1985.
The Series is
diversified and seeks to achieve its investment objective of providing the
highest level of income that is exempt from New York State,
New York City and
federal income taxes with a minimum of risk by investing in
``investment grade''
tax-exempt securities having a maturity of thirteen months
or less whose ratings
are within the two highest ratings categories by two
nationally recognized
statistical rating organizations, or if not rated, are of
comparable quality.
The ability of the issuers of the securities held by the
Series to meet their
obligations may be affected by economic developments in a
specific state,
industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the
Fund, and the Series, in the preparation of its financial statements.

Securities Valuations Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 P.M., New York time.

Securities Transactions and Investment Income Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis.

Federal Income Taxes For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue
Code applicable to
regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends: The Series declares daily dividends from net investment income.
Payment of dividends are made monthly.

Income distributions and capital gain distributions are
determined in accordance
with income tax regulations which may differ from generally
accepted accounting
principles.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual
Fund Management, Inc.
(``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services.
PMF has entered into a subadvisory agreement with The
Prudential Investment
Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund has a distribution agreement with Prudential Mutual
Fund Distributors,
Inc. (``PMFD''). To reimburse PMFD for its expenses incurred pursuant to a plan of distribution, the Series pays PMFD a reimbursement, accrued daily and payable monthly, at an annual rate of .125 of 1% of the Series' average daily net assets. PMFD pays various broker-dealers, including Prudential Securities
Incorporated (``PSI'') and Pruco Securities Corporation, affiliated broker-dealers, for account servicing fees and other expenses incurred by such broker-dealers.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC
are (indirect)
wholly-owned subsidiaries of The Prudential Insurance
Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-
owned subsidiary of
PMF, serves as the Fund's transfer agent. During the year
ended August 31, 1995,
the Series incurred fees of approximately $126,000 for the
services of PMFS. As
of August 31, 1995, approximately $10,000 of such fees were
due to PMFS.
Transfer agent fees and expenses in the Statement of
Operations include certain
out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
--------------------
8

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                          NEW YORK MONEY
MARKET SERIES
------------------------------------------------------------
--------------------

              Year Ended August 31,

 -----------------------------------------------

   1995         1994         1993         1992

 --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
year..........................................
 $   1.00     $   1.00     $   1.00     $   1.00
Net investment income and net realized
gains................................
      .03          .02          .02          .03
Dividends and distributions to
shareholders.................................
     (.03)        (.02)        (.02)        (.03)

 --------     --------     --------     --------
Net asset value, end of
year................................................
 $   1.00     $   1.00     $   1.00     $   1.00

 --------     --------     --------     --------

 --------     --------     --------     --------
TOTAL
RETURN(a):..................................................
 ..........
     3.06%        1.80%        1.80%        2.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(000)...............................................
 $324,698     $269,073     $286,304     $249,785
Average net assets
(000)....................................................
 $292,763     $280,492     $275,640     $248,557
Ratios to average net assets:
  Expenses, including distribution
fee......................................
      .73%         .77%         .75%         .76%
  Expenses, excluding distribution
fee......................................
      .61%         .64%         .63%         .63%
  Net investment
income.....................................................
     3.02%        1.78%        1.75%        2.83%



 1991

--------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
year..........................................
$   1.00
Net investment income and net realized
gains................................
    .04
Dividends and distributions to
shareholders.................................
   (.04)

--------
Net asset value, end of
year................................................
$   1.00

--------

--------
TOTAL
RETURN(a):..................................................
 ..........
   4.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(000)...............................................
$236,361
Average net assets
(000)....................................................
$245,494
Ratios to average net assets:
  Expenses, including distribution
fee......................................
    .79%
  Expenses, excluding distribution
fee......................................
    .66%
  Net investment
income.....................................................
   4.23%

---------------
 (a) Total return includes reinvestment of dividends and distributions.

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
9

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Independent Auditors' Report                  NEW YORK MONEY
MARKET SERIES
------------------------------------------------------------
--------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, New York Money Market
Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, New York
Money Market Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of
August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal
Series Fund, New York Money Market Series, as of August 31,
1995, the results
of
its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995


                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Federal Income Tax Information                NEW YORK MONEY
MARKET SERIES
------------------------------------------------------------
--------------------
We are required by the Internal Revenue Code to advise you
within 60 days of the
Series' fiscal year end (August 31, 1995) as to the federal
tax status of
dividends paid by the Series during such fiscal year.
Accordingly, we are
advising you that in the fiscal year ended August 31, 1995,
dividends paid from
net investment income totalling $.03 per share were all
federally tax-exempt
interest dividends.
------------------------------------------------------------
--------------------
10

Getting
The Most
From Your
Prudential
Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco
Securities registered representative. Your advisor or representative can provide you with the following services.

There's No Reward Without Risk; But Is This Risk Worth It?

Your financial adviser or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.

A financial adviser or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.

Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial adviser or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Getting
The Most
From Your
Prudential
Mutual Fund

Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment.
Here's what you'll find in the report:

At A Glance

Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance
-- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report

The portfolio manager who invests your money for you reports on successful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio managers favors and any changes that are on the drawing board.

Portfolio Of Investments
This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities

The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period.
It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you and thus is not a realized loss. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of Operations

This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes In Net Assets

This schedule shows how income and expenses translate into changes in net assets, compared to last year's performance. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential Mutual
Funds prices securities. The Notes also explain who manages and distributes the
Fund's shares, and more importantly, how much they are paid for doing so.
Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights

This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report

Once a year, an outside auditor looks over our books and certifies that the information we've presented is fair and complies with generally accepted accounting principles.

Tax Information

This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison

These charts are included in the annual report and are required by the
Securities Exchange Commission. Performance is presented here as a hypothetical
$10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Prudential Mutual Funds
One Seaport Plaza
New York, NY  10292
Toll Free (800) 225-1852

Prudential Mutual Fund Management (LOGO)

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy Hays Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace Torres, Treasurer
S. Jane Rose, Secretary
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Assistant Secretary
Ronald Amblard, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Mutual Fund Distributors, Inc.
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                                          MF127E
74435M721                                 Cat. #642401A


(ICON)

Prudential
Municipal
Series Fund

Ohio Series

Annual Report
Aug. 31, 1995

(LOGO)

Prudential Municipal Series Fund
Ohio Series

Performance At A Glance.

It has been a good year for shareholders of the Prudential
Municipal Series
Fund: Ohio Series. Municipal bond investors not only earned their coupon income, but also saw a gain in net asset value as well. We are pleased to report that your Series performed in line with the average Ohio municipal bond fund measured by Lipper Analytical Services over the past 12 months.

Cumulative Total Returns1                                As
of 8/31/95

                                    One    Five     Ten
Since
                                   Year   Years    Years
Inception2
                     Class A       7.6%   49.0%     N/A
52.9%
                     Class B       7.2    46.2    109.1%
139.6
                     Class C       6.9    N/A     N/A
7.1
Lipper OH Muni Avg3                7.3    48.6    125.7
155.0


Average Annual Total Returns1
As of 9/30/95

                                    One    Five     Ten
Since
                                   Year   Years    Years
Inception2
                     Class A       6.4%   7.7%     N/A
7.3%
                     Class B       4.3    7.8      7.8%
8.3
                     Class C       8.0    N/A      N/A
6.4


Taxable Equivalent Yield
                          Total Dividends      30-Day
At Tax Rates of
                          Paid for 12 Mos.   SEC Yield
36%      39.6%
  Your         Class A       $0.65             4.58%
7.74%     8.20%
Dividend       Class B       $0.60             4.32
7.30      7.73
As of 8/31/95  Class C       $0.57             4.08
6.89      7.30

Past performance is not a guarantee of future results.
Principal and investment
return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper
Analytical Services. The
cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 3% for Class A shares and a contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years.

2Inception dates: 1/22/90 for Class A; 9/20/84 for Class B;
and 8/1/94 for
Class C.

3The Lipper Ohio Municipal Bond fund average includes 43
funds for one year, 17
funds for five years, five funds for 10 years, and two funds since inception of the Class B shares on 9/20/84.

How Investments Compared.
    (As of 8/31/95)

       (GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different
-- we provide
12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk.
The greater the
risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes a good deal) and their returns are historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes. (20-year returns are not available.)

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

*19 years for General Muni Debt Funds.

Christian Smith, Fund Manager

(PHOTO)

Portfolio
Manager's Report

The Series invests in carefully selected long-term municipal bonds that offer a high level of current income exempt from Ohio state and federal income taxes consistent with preservation of capital. Certain shareholders may be subject to the federal alternative minimum tax, however.

Overview.
The Series invests primarily in obligations of Ohio state, municipal and local governments, including U.S. territories (like Puerto Rico, the U.S. Virgin
Islands and Guam), the income of which is also exempt from federal and Ohio state income taxes.

Strategy Session.
It has been a positive year for tax-free municipal bonds. Although interest rates rose sharply in 1994 on inflation fears, they have tumbled back down slowly this year, as economic growth slowed. The Bond Buyer Revenue Bond Index
Yield stood at 6.4% on September 1, 1994 (the index is calculated on
Thursdays), and rose by a percentage point to a high of 7.4% in mid-October
1994, before falling to 6.3% on August 31, 1995. As you can see, when the dust had settled, long-term municipal bond interest rates ended the period lower.

This year we have been buying longer maturity bonds with discount coupons
(coupons lower than the prevailing market), and some zero coupon bonds, because these are more likely to appreciate if interest rates fall as we expect. In addition, we sold bonds maturing in five to seven years, because they had little appreciation potential.

Ohio has a healthy economy that benefits from a robust manufacturing base.
This is good news for the 6.7% of the fund that is invested in bonds issued by the Ohio State Building Authority, which are lease obligations of the State of
Ohio.

Sector Breakdown.
(CHART)

What Went Well.

We Held On
To Good Yields.
We increased assets invested in non-callable bonds (those that can not be paid off prematurely by the issuer to save on interest costs) to 23%, up from 12% a year ago. We did so by buying non-callable, deep discount bonds that have performed well in the market rally. These bonds not only offer attractive yields but also appreciate well when interest rates decline. They are valuable because not many bonds offer protection from call risk -- only about a third of the securities in the Lehman Brothers' Municipal Bond Index are non-callable.

It Paid To Buy Puerto
Rico and Guam Bonds.
The supply of new municipal bonds has declined in Ohio, by
13% this year alone.
So we looked elsewhere. We bought bonds issued by Puerto
Rico and Guam, because
they are tax-exempt federally and in virtually all states,
including Ohio. As
a
result, they are in demand. Our holdings in Puerto Rico and
Guam are now 16% of
assets, up from 4% a year ago.
------------------------------------------------------------
-------------------
And Not So Well.
A Longer Duration
Would Have Helped.
Duration measures the sensitivity of a bond's price to interest rate changes.
The longer the duration, the more a bond's price appreciates when interest rates fall and vice versa. Over the winter, our duration was shorter than that of some competing funds, because we expected economic growth to remain strong.
As the slowdown became apparent in the second quarter, we extended duration, ending on August 31, 1995 with a duration of 7.6 years, up from 6.7 years on
August 31, 1994.

Municipals Suffered
From Tax Talk.
Congress is considering various changes in the federal income tax, including a flat tax -- an income tax at a single, flat rate. One proposal would eliminate taxes on most investment income. Clearly, this has created uncertainty in the municipal market -- one reason why municipal bonds did not follow taxable bond prices higher this spring.

At this writing, we believe it is unlikely that a flat tax proposal in this form is likely to pass Congress -- especially not before next year's election.


Five Largest
Holdings.*

4.8%   Lucas County
Toledo Hospital
4.4%   Kings County
Local School District
4.1%   Puerto Rico
Highway & Transportation
3.7%   Franklin County
Doctors Hospital Revenue
3.6%   Ohio State
Air Quality Authority

* Expressed as a percentage of total net assets as of 8/31/95.

Looking Ahead.
Municipal bond yields are very attractive now. As we mentioned earlier, when
U.S. government and corporate bond yields fell this spring, municipal yields did not follow to the same extent. That means there are some very good buying opportunities now in the municipal market.

Should interest rates remain stable, investors may look forward to earning their coupon. Plus, if interest rates fall further, municipal bond investors could reasonably expect some price appreciation as well.

Nevertheless, municipal bond investors should be prepared to weather some volatility this year as various proposals to change the country's income tax structure are proposed and debated.

Overall, we believe municipal bonds still offer good value, and that volatility can offer some attractive buying opportunities.

President's Letter                          October 11, 1995

(PHOTO)

Dear Shareholder:
We hope you like the fresh look and information we've given
your shareholder
letter. We've also introduced another feature, called
Getting the Most Out of
Your Prudential Mutual Fund, which will appear from time to
time at the back of
your report. Look for topics like "Understanding Risk &
Reward" as well as
easy-to-understand explanations of financial terms. Why are
we providing such
information? Because at Prudential Mutual Funds, we believe
an informed
investor makes smart investment decisions.
------------------------------------------------------------
-------------------
On the Hill
As an informed investor, you should know about the "American
Dream
Savings Account" that is part of the federal budget package now under debate in the Senate. It is a type of Individual Retirement Account that offers a common-sense approach to long-term saving. Investors should like it because--
  - You can withdraw funds -- without penalty -- to pay for certain expenses like buying a first home, medical care or educational needs;
  - All account earnings would accumulate tax-free, not merely tax-deferred like the current IRA;
  - You can make contributions past age 70 1/2, instead of having to take distributions as the current law requires.

Of course, the federal budget process is never easy and
while we hope this
measure is adopted, there's no way of knowing if it will be.
So why not let
your Senator and/or Representative know your opinion today?
Simply call
202-224-3121.
------------------------------------------------------------
-------------------
In Closing
One final note: if you're a Class B shareholder of Prudential Mutual Funds, you'll begin noticing a change on your statements once you've held your shares for seven years. At that time, they will automatically begin to convert to
Class A shares on a quarterly basis. Since Class A shares carry lower annual distribution charges than Class B shares, your total returns will be higher after the conversion than they would have been without it. Conversions started earlier this year and beginning in December they will take place during each calendar quarter -- December, March, June and September. It's our way of thanking you for your loyalty -- and rewarding you for maintaining a long-term investment program by helping you earn more total investment return on your
Prudential Mutual Fund. I hope you'll find this information useful as you work with your financial advisor or registered representative to develop your personal investment plan.

Thank you for choosing Prudential Mutual Funds for your mutual fund investment.

Sincerely,

Richard A. Redeker
President

Portfolio of Investments as of                 PRUDENTIAL
MUNICIPAL SERIES FUND
August 31, 1995                                OHIO SERIES
------------------------------------------------------------
--------------------

Moody's
                         Principal

Rating
Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
  Rate         Date        (000)        (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
LONG-TERM INVESTMENTS--95.5%
------------------------------------------------------------
-----------------
-------------------------------------------------
Akron, Bath & Copley Twnshps., Hosp. Dist. Rev., Summa
   Health, Systems Proj., Ser. A
A
   5.75%      11/15/08   $  3,465     $  3,488,527
Akron, Gen. Oblig.
A
  10.50       12/01/04        200          281,188
Akron, Gen. Oblig., F.S.A.
Aaa
   4.50       12/01/12        645          544,309
Allen Cnty. Wtr. & Swr. Dist., A.M.B.A.C.
Aaa
   7.80       12/01/08      1,000(d)(f)  1,128,600
Bellefontaine City Sch. Dist.,
   A.M.B.A.C.
Aaa
  Zero        12/01/06        495          279,358
   A.M.B.A.C.
Aaa
  Zero        12/01/07        485          256,143
   A.M.B.A.C.
Aaa
  Zero        12/01/08        485          239,396
   A.M.B.A.C.
Aaa
  Zero        12/01/09        390          179,252
   A.M.B.A.C.
Aaa
  Zero        12/01/10        390          166,491
   A.M.B.A.C.
Aaa
  Zero        12/01/11        465          186,256
Berea City Sch. Dist., A.M.B.A.C.
Aaa
   5.00       12/15/17      4,375        3,939,863
Canton, Water Works Sys., Gen. Oblig.
Aaa
   5.85       12/01/15        700          706,020
Carroll Cnty. Econ. Dev. Rev., Great Trail Lake Ctr.,
   F.H.A.
NR
  11.75        8/01/14        680          781,211
Cleveland City Sch. Dist., Gen. Oblig.,
   Sch. Impvt., Ser. B, F.G.I.C.
Aaa
  Zero         6/01/05        490          301,879
   Sch. Impvt., Ser. B, F.G.I.C.
Aaa
  Zero         6/01/06        400          231,556
   Sch. Impvt., Ser. B, F.G.I.C.
Aaa
  Zero         6/01/07        315          170,752
   Sch. Impvt., Ser. B, F.G.I.C.
Aaa
  Zero        12/01/08        550          271,480
Columbus Citation Hsg. Dev. Corp., Mtge. Rev., F.H.A.
AA(b)
   7.625       1/01/22      1,885(d)     2,324,375
Columbus, Gen. Oblig., Mun. Arpt. No. 32
Aaa
   7.15        7/15/06        435          476,495
Cuyahoga Cnty. Hosp. Rev., Meridia Health Sys.
A1
   6.25        8/15/24      1,500        1,503,690
Dayton, Gen. Oblig., M.B.I.A
Aaa
   7.00       12/01/07        480          559,406
Dublin City Sch. Dist., Franklin, Delaware & Union Co.,
   A.M.B.A.C.
Aaa
  Zero        12/01/05      1,000          600,970
East Cleveland Rev., Local Gov't. Fund Notes
NR
   7.90       12/01/97        860          924,672
Franklin Cnty. Hosp. Rev.,
   Doctors Hosp. Rev.
A
   5.875      12/01/13      1,550        1,462,921
   Doctors Hosp. Rev.
A
   5.875      12/01/23      3,000        2,762,100
   Holy Cross Hlth. Sys., Ser. B, A.M.B.A.C.
Aaa
   7.65        6/01/10      2,500(d)     2,877,125
Franklin Cnty. Pub. Impvt., Ser. 93
Aaa
   5.375      12/01/20      1,690        1,590,949
Gahanna Jefferson City Sch. Dist., Gen. Oblig., A.M.B.A.C.
Aaa
  Zero        12/01/09        445          204,531
Greene Cnty. Swr. Sys. Rev., A.M.B.A.C.
Aaa
  Zero        12/01/08        450          222,120
Guam Pwr. Auth. Rev., Ser. A
BBB(b)
   6.75       10/01/24      3,110        3,175,434
Hamilton Cnty. Gas Sys. Rev., Ser. A, M.B.I.A.
Aaa
   4.75       10/15/23      3,250        2,749,565
Hilliard Ohio Sch. Dist.,
   Cap. Apprec. Impvt., Ser. A
Aaa
  Zero        12/01/09      2,855        1,312,215
   Cap. Apprec. Impvt., Ser. A
Aaa
  Zero        12/01/10      2,855        1,218,800
Kings Cnty. Local Sch. Dist., F.G.I.C.
Aaa
   5.50       12/01/21      5,230        5,019,231

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
3

Portfolio of Investments as of                 PRUDENTIAL
MUNICIPAL SERIES FUND
August 31, 1995                                OHIO SERIES
------------------------------------------------------------
--------------------

Moody's
                         Principal

Rating
Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
  Rate         Date        (000)        (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
Logan Hocking Local Sch. Dist., Hocking, Perry & Vinton
   Co.,
   Gen. Oblig., A.M.B.A.C.
Aaa
  Zero        12/01/09    $   650     $    298,753
Lucas Cnty. Hosp. Rev.,
   Toledo Hosp., Impvt. & Ref., M.B.I.A.
Aaa
   5.00%      11/15/13      2,000        1,796,460
   Toledo Hosp., Impvt. & Ref., M.B.I.A.
Aaa
   5.00       11/15/22      4,250        3,713,820
Montgomery Cnty. Swr. Sys. Rev.,
   Greater Moraine, Beaver Creek, F.G.I.C.
Aaa
  Zero         9/01/05      1,000          608,480
   Greater Moraine, Beaver Creek, F.G.I.C.
Aaa
  Zero         9/01/07        500          267,525
Mount Vernon City Sch. Dist., Gen. Oblig., F.G.I.C.
Aaa
   7.50       12/01/14        500          585,845
Newark Ltd. Tax Gen. Oblig., Wtr. Impvt., A.M.B.A.C.
Aaa
  Zero        12/01/06        805          454,310
Ohio Mun. Elec. Generation Agcy., A.M.B.A.C.
Aaa
   5.375       2/15/24      2,000        1,850,780
Ohio St. Air Quality Dev. Auth. Rev., Poll. Ctrl.,
   Edison Proj., Ser. A, F.G.I.C
Aaa
   7.45        3/01/16      3,750        4,137,787
   Cleveland Co., Proj., F.G.I.C.
Aaa
   8.00       12/01/13      2,500        2,953,200
Ohio St. Bldg. Auth.,
   Columbus St. Bldg. Proj., Ser. A
A
   7.75       10/01/07        750(d)       841,492
   Das Data Ctr. Proj.
Aaa
   6.00       10/01/08        615          657,620
   St. Correctional Facs.
A
   5.90       10/01/07      2,450        2,593,276
   St. Correctional Facs., Ser. A
Aaa
   8.00        8/01/06        600(d)       664,014
   St. Correctional Facs., Ser. A
Aaa
   8.00        8/01/08        500(d)       553,345
   Workers Comp. - W. Green Bldg. A
A
   4.75        4/01/14      2,740        2,359,304
Ohio St. Higher Edl. Fac. Comn. Rev.
Aa
   7.70       10/01/18        965(d)     1,044,892
Ohio St. Higher Edl. Fac. Comn. Rev.,
   Case Western Resv. Univ., Ser. A
Aa
   7.70       10/01/18         35           37,898
   Case Western Resv. Univ., Ser. B
Aa
   6.50       10/01/20        750          818,895
   Oberlin Coll.
NR
   7.375      10/01/14      1,000(d)     1,127,770
Ohio St. Mtge. Rev., Ser. A, F.H.A.
AAA(b)
   8.15        8/01/17      3,500        3,817,345
Ohio St. Poll. Ctrl. Rev., Standard Oil Co.
AA-(b)
   6.75       12/01/15      1,350        1,547,181
Ohio St. Wtr. Dev. Auth. Rev., Ser. I
Aaa
   7.50       12/01/08      1,200(d)     1,326,108
Ottawa Cnty. San. Sew. Sys. Rev., Danbury Proj.,
   A.M.B.A.C.
Aaa
   7.375      10/01/14      1,000(d)     1,131,190
Oxford Hosp. Facs. Rev., 1st Mtge., McCullough Hyde Mem.
NR
   8.00        5/01/17      1,445        1,490,532
Pickerington Local Sch. Dist.,
   Gen. Oblig., A.M.B.A.C.
Aaa
  Zero        12/01/08        890          439,304
   Gen. Oblig., A.M.B.A.C.
Aaa
  Zero        12/01/09        935          429,745
   Gen. Oblig., A.M.B.A.C.
Aaa
  Zero        12/01/13        525          185,246
Puerto Rico Comnwlth., Aqueduct & Swr. Auth. Rev., Ser. A
Baa
   7.875       7/01/17      1,000        1,113,750
Puerto Rico Comnwlth., Hwy. & Trans. Auth. Rev.
Baa1
   5.50        7/01/15      5,000        4,700,800
Puerto Rico Comnwlth., Hwy. & Trans. Auth. Rev., Ser. W
Baa1
   5.25        7/01/20      1,005          897,535
Puerto Rico Comnwlth., Reg. Linked Bonds, M.B.I.A.
Aaa
   5.782       7/01/08      2,000(e)     2,068,460
Puerto Rico Elec. Pwr. Auth. Rev., Ser. O
Baa1
   5.00        7/01/12      1,720        1,539,142
Puerto Rico Pub. Bldgs. Auth., Gtd. Pub. Ed. & Hlth.
   Facs., Ser. J
Baa1
  Zero         7/01/06      3,000        1,668,390

------------------------------------------------------------
--------------------
4                                            See Notes to
Financial Statements.

Portfolio of Investments as of                 PRUDENTIAL
MUNICIPAL SERIES FUND
August 31, 1995                                OHIO SERIES
------------------------------------------------------------
--------------------

Moody's
                         Principal

Rating
Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
  Rate         Date        (000)        (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
Rural Lorain Cnty. Wtr. Auth. Res. Rev., A.M.B.A.C.
Aaa
   7.70%      10/01/08   $  2,000(d)  $  2,241,100
Scioto Cnty. Hosp. Fac. Rev., Portsmouth Proj., Ser. B,
   M.B.I.A.
Aaa
   7.625       5/15/08      2,290        2,528,687
Sugarcreek Local Sch. Dist., F.G.I.C.
Aaa
  Zero        12/01/08        500          243,010
Summit Cnty. Ind. Dev. Rev., Century Products, Gerber
   Foods
A2
  7.75        11/01/05      3,250        3,445,163
Trumbull Cnty.,
   Cap. Apprec.
Aaa
  Zero        12/01/08      1,250          617,000
   Cap. Apprec.
Aaa
  Zero        12/01/09      1,250          574,525
Tuscarawas Cnty. Hosp. Fac. Rev., Union Hosp. Proj., Ser.
   A
Baa
   6.50       10/01/21        200          186,716
Univ. of Puerto Rico Revs., Ref. Ser. M, M.B.I.A.
Aaa
   5.25        6/01/25      1,545        1,412,856
Univ. of Puerto Rico Revs., Cap. Apprec. Ref. Ser. N,
   M.B.I.A.,
Aaa
  Zero         6/01/13      4,245        1,557,236
Univ. of Toledo, Gen. Receipts, M.B.I.A.
Aaa
   7.70        6/01/18      1,000(d)     1,110,240
Virgin Islands Pub. Fin. Auth. Rev., Ser. A
NR
   7.25       10/01/18      1,000        1,054,960
Virgin Islands Terr., Hugo Ins. Claims Fund Prog., Ser. 91
NR
   7.75       10/01/06        440          479,459
Virgin Islands Wtr. & Pwr. Auth., Elec. Sys. Rev., Ser. A
NR
   7.40        7/01/11      1,000        1,063,240
Woodmore Indpt. Sch. Dist., Gen. Oblig.,
   A.M.B.A.C.
Aaa
  Zero        12/01/05        490          294,475
   A.M.B.A.C.
Aaa
  Zero        12/01/06        480          270,893

                                      ------------
Total long-term investments (cost $102,265,313)
                                       108,936,634

                                      ------------
SHORT-TERM INVESTMENTS--3.3%
Cuyahoga Cnty., Univ. Hosp. of Cleveland, Ser. 85,
   F.R.D.D.
   (cost $3,800,000)
VMIG1
   3.55        9/01/95      3,800        3,800,000

                                      ------------
Total Investments--98.8%
(cost $106,065,313; Note 4)
                                       112,736,634
Other assets in excess of liabilities--1.2%
                                         1,326,563

                                      ------------
Net Assets--100%
                                      $114,063,197

                                      ------------

                                      ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance
Corporation.
     F.G.I.C.--Financial Guaranty Insurance Company.
     F.H.A.--Federal Housing Administration.
     F.R.D.D.--Floating Rate (Daily) Demand Note (c).
     F.S.A.--Financial Security Assurance.
     M.B.I.A.--Municipal Bond Insurance Association.
(b) Standard & Poor's rating.
(c) For purposes of amortized cost valuation, the maturity date of such securities is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(d) Prerefunded issues are secured by escrowed cash and/or direct U.S.
    guaranteed obligations.
(e) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(f) Pledged as initial margin on financial futures contracts.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information
contains a description
of Moody's and Standard & Poor's ratings.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.
5

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Statement of Assets and Liabilities            OHIO SERIES
------------------------------------------------------------
--------------------

Assets
                                August 31, 1995
Investments, at value (cost
$106,065,313)...............................................
 .................
 ....      $112,736,634
Interest
receivable..................................................
 .................
 .......................         1,729,925
Receivable for Series shares
sold........................................................
 ....................
           4,846
Deferred expenses and other
assets......................................................
 .................
 ....             3,072

                                    ------------
   Total
assets......................................................
 .................
 .......................       114,474,477

                                    ------------
Liabilities
Payable for Series shares
reacquired..................................................
 .................
 ......           139,123
Accrued expenses and other
liabilities.................................................
 .................
 .....           102,276
Dividends
payable.....................................................
 .................
 ......................            58,627
Management fee
payable.....................................................
 .................
 .................            43,272
Due to broker-variation
margin......................................................
 .................
 ........            35,406
Distribution fee
payable.....................................................
 .................
 ...............            30,976
Deferred trustee's
fees........................................................
 .................
 .............             1,600

                                    ------------
   Total
liabilities.................................................
 .................
 .......................           411,280

                                    ------------
Net
Assets......................................................
 .................
 ............................      $114,063,197

                                    ------------

                                    ------------
Net assets were comprised of:
   Shares of beneficial interest, at
par.........................................................
 ............
$     95,644
   Paid-in capital in excess of
par.........................................................
 .................
     107,058,560

                                    ------------

                                     107,154,204
   Accumulated net realized gain on
investments.................................................
 .............
     329,547
   Net unrealized appreciation on
investments.................................................
 ...............
     6,579,446

                                    ------------
   Net assets, August 31,
1995........................................................
 .................
 ......      $114,063,197

                                    ------------

                                    ------------
Class A:
   Net asset value and redemption price per share
      ($51,132,450 / 4,289,011 shares of beneficial interest
issued and
outstanding).........................            $11.92
   Maximum sales charge (3.0% of offering
price)......................................................
 .......
   .37
   Maximum offering price to
public......................................................
 ....................
          $12.29
Class B:
   Net asset value, offering price and redemption price per
share
      ($62,804,534 / 5,264,771 shares of beneficial interest
issued and
outstanding).........................            $11.93
Class C:
   Net asset value, offering price and redemption price per
share
      ($126,213 / 10,580 shares of beneficial interest
issued and
outstanding)...............................
$11.93

------------------------------------------------------------
--------------------
6                                            See Notes to
Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND             PRUDENTIAL
MUNICIPAL SERIES FUND
OHIO SERIES                                  OHIO SERIES
Statement of Operations                      Statement of
Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

                                                   Year
Ended
Net Investment Income                            August 31,
1995
Income
   Interest...................................     $
7,429,419
                                                 -----------
----
Expenses
   Management fee, net of waiver of $38,218...
538,657
   Distribution fee--Class A..................
29,904
   Distribution fee--Class B..................
427,051
   Distribution fee--Class C..................
458
   Custodian's fees and expenses..............
89,000
   Transfer agent's fees and expenses.........
76,000
   Reports to shareholders....................
75,000
   Registration fees..........................
40,000
   Audit fee..................................
11,000
   Legal fee..................................
10,000
   Trustees' fees.............................
3,200
   Miscellaneous..............................
819
                                                 -----------
----
      Total expenses..........................
1,301,089
   Less: custodian fee credit.................
(8,848)
                                                 -----------
----
      Net expenses............................
1,292,241
                                                 -----------
----
Net investment income.........................
6,137,178
                                                 -----------
----
Realized and Unrealized Gain
(Loss) on Investments
Net realized gain (loss) on:
   Investment transactions....................
1,393,375
   Financial futures transactions.............
(586,229)
                                                 -----------
----

807,146
                                                 -----------
----
Net change in unrealized appreciation
   (depreciation) on:
   Investments................................
917,581
   Financial futures contracts................
(49,375)
                                                 -----------
----

868,206
                                                 -----------
----
Net gain on investments.......................
1,675,352
                                                 -----------
----
Net Increase in Net Assets
Resulting from Operations.....................     $
7,812,530
                                                 -----------
----
                                                 -----------
----

Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1995            1994
Operations
   Net investment income..........  $  6,137,178    $
6,388,587
   Net realized gain on investment
      transactions................       807,146
800,646
   Net change in unrealized
      appreciation (depreciation)
      of investments..............       868,206
(7,741,847)
                                    ------------    --------
----
   Net increase (decrease) in net
      assets resulting from
      operations..................     7,812,530
(552,614)
                                    ------------    --------
----
Dividends to shareholders from net
   investment income (Note 1)
   Class A........................    (1,643,462)
(258,026)
   Class B........................    (4,490,813)
(6,130,561)
   Class C........................        (2,903)
--
                                    ------------    --------
----
                                      (6,137,178)
(6,388,587)
                                    ------------    --------
----
Series share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares
      sold........................     6,780,605
16,655,835
   Net asset value of shares
      issued in reinvestment of
      dividends...................     3,526,725
3,713,106
   Cost of shares reacquired......   (20,943,985)
(16,986,967)
                                    ------------    --------
----
   Net increase (decrease) in net
      assets from Series share
      transactions................   (10,636,655)
3,381,974
                                    ------------    --------
----
Total decrease....................    (8,961,303)
(3,559,227)
Net Assets
Beginning of year.................   123,024,500
126,583,727
                                    ------------    --------
----
End of year.......................  $114,063,197
$123,024,500
                                    ------------    --------
----
                                    ------------    --------
----

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
7

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                 OHIO SERIES
------------------------------------------------------------
--------------------
Prudential Municipal Series Fund (the ``Fund'') is
registered under the
Investment Company Act of 1940, as an open-end investment
company. The Fund was
organized as a Massachusetts business trust on May 18, 1984
and consists of
seventeen series. The monies of each series are invested in
separate,
independently managed portfolios. The Ohio Series (the
``Series'') commenced
investment operations in September, 1984. The Series is
diversified and seeks
to
achieve its investment objective of obtaining the maximum
amount of income
exempt from federal and applicable state income taxes with
the minimum of risk
by investing in ``investment grade'' tax-exempt securities
whose ratings are
within the four highest ratings categories by a nationally
recognized
statistical rating organization or, if not rated, are of
comparable quality. The
ability of the issuers of the securities held by the Series
to meet their
obligations may be affected by economic developments in a
specific state,
industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting
policies followed by the
Fund, and the Series, in the preparation of its financial
statements.
Securities Valuations: The Series values municipal
securities (including
commitments to purchase such securities on a ``when-issued''
basis) on the basis
of prices provided by a pricing service which uses
information with respect to
transactions in bonds, quotations from bond dealers, market
transactions in
comparable securities and various relationships between
securities in
determining values. If market quotations are not readily
available from such
pricing service, a security is valued at its fair value as
determined under
procedures established by the Trustees.
Short-term securities which mature in more than 60 days are
valued at current
market quotations. Short-term securities which mature in 60
days or less are
valued at amortized cost.
All securities are valued as of 4:15 P.M., New York time. Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of
securities at a set price
for delivery on a future date. Upon entering into a
financial futures contract,
the Series is required to pledge to the broker an amount of
cash and/or other
assets equal to a certain percentage of the contract amount.
This amount is
known as the ``initial margin''. Subsequent payments, known
as ``variation
margin'', are made or received by the Series each day,
depending on the daily
fluctuations in the value of the underlying security. Such
variation margin is
recorded for financial statement purposes on a daily basis
as unrealized gain
or
loss. When the contract expires or is closed, the gain or
loss is realized and
is presented in the statement of operations as net realized
gain (loss) on
financial futures contracts.
The Series invests in financial futures contracts in order
to hedge its existing
portfolio securities or securities the Series intends to
purchase, against
fluctuations in value caused by changes in prevailing
interest rates. Should
interest rates move unexpectedly, the Series may not achieve the anticipated
benefits of the financial futures contracts and may realize
a loss. The use of
futures transactions involves the risk of imperfect
correlation in movements in
the price of futures contracts, interest rates and the
underlying hedged assets.
Securities Transactions and Investment Income: Securities
transactions are
recorded on the trade date. Realized gains and losses on
sales of securities are
calculated on the identified cost basis. Interest income is
recorded on the
accrual basis. The Series amortizes premiums and original
issue discount paid
on
purchases of portfolio securities as adjustments to interest income.
Net investment income (other than distribution fees) and
unrealized and realized
gains or losses are allocated daily to each class of shares
based upon the
relative proportion of net assets of each class at the
beginning of the day.
Federal Income Taxes: For federal income tax purposes, each
series in the Fund
is treated as a separate taxpaying entity. It is the intent
of the Series to
continue to meet the requirements of the Internal Revenue
Code applicable to
regulated investment companies and to distribute all of its
net income to
shareholders. For this reason and because substantially all
of the Series' gross
income consists of tax-exempt interest, no federal income
tax provision is
required.
Dividends and Distributions: The Series declares daily
dividends from net
investment income. Payment of dividends is made monthly.
Distributions of net
capital gains, if any, are made annually.
Income distributions and capital gain distributions are
determined in accordance
with income tax regulations which may differ from generally
accepted accounting
principles.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual
Fund Management, Inc.
(``PMF''). Pursuant to this agreement PMF has responsibility for all investment
advisory services and supervises the subadviser's
------------------------------------------------------------
--------------------
8

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                  OHIO SERIES
------------------------------------------------------------
--------------------
performance of such services. PMF has entered into a
subadvisory agreement with
The Prudential Investment Corporation (``PIC''); PIC
furnishes investment
advisory services in connection with the management of the
Fund. PMF pays for
the cost of the subadviser's services, the compensation of
officers of the Fund,
occupancy and certain clerical and bookkeeping costs of the
Fund. The Fund bears
all other costs and expenses.
The management fee paid PMF is computed daily and payable
monthly, at an annual
rate of .50 of 1% of the average daily net assets of the
Series. Effective
January 1, 1995, PMF has agreed to waive a portion (.05 of
1% of the Series'
average daily net assets) of its management fee, which
amounted to $38,218
($0.004 per share; 0.03% of average daily net assets). The
Series is not
required to reimburse PMF for such waiver.
The Fund has distribution agreements with Prudential Mutual
Fund Distributors,
Inc. (``PMFD''), which acts as the distributor of the Class
A shares of the
Fund, and with Prudential Securities Incorporated (``PSI''), which acts as
distributor of the Class B and Class C shares of the Fund
(collectively the
``Distributors''). The Fund compensates the Distributors for distributing and
servicing the Fund's Class A, Class B and Class C shares,
pursuant to plans of
distribution, (the ``Class A, B and C Plans'') regardless of expenses actually
incurred by them. The distribution fees are accrued daily
and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors
for distribution-related activities at an annual rate of up
to .30 of 1%, .50
of
1% and 1%, of the average daily net assets of the Class A, B and C shares,
respectively. Such expenses under the Plans were .10 of 1%,
 .50 of 1% and .75
of
1% of the average daily net assets of the Class A, B and C
shares, respectively,
for the fiscal year ended August 31, 1995.
PMFD has advised the Series that it has received
approximately $14,300 in
front-end sales charges resulting from sales of Class A
shares during the fiscal
year ended August 31, 1995. From these fees, PMFD paid such
sales charges to PSI
and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid
commissions to salespersons and incurred other distribution
costs.
PSI has advised the Series that for the fiscal year ended
August 31, 1995, it
received approximately $165,700 in contingent deferred sales charges imposed
upon certain redemptions by Class B and C shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC
are indirect,
wholly-owned subsidiaries of The Prudential Insurance
Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-
owned subsidiary of
PMF, serves as the Fund's transfer agent. During the fiscal
year ended August
31, 1995 the Series incurred fees of approximately $53,000
for the services of
PMFS. As of August 31, 1995, approximately $4,000 of such
fees were due to PMFS.
Transfer agent fees and expenses in the Statement of
Operations include certain
out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series,
excluding short-term
investments, for the fiscal year ended August 31, 1995 were
$42,529,053 and
$57,876,505, respectively.
The cost basis of investments for federal income tax
purposes at August 31, 1995
was substantially the same as for financial reporting
purposes and, accordingly,
net unrealized appreciation of investments for federal
income tax purposes was
$6,671,321 (gross unrealized appreciation--$7,261,271; gross unrealized
depreciation--$589,950).
The Series utilized its capital loss carryforward of
approximately $279,400 to
offset the Series net taxable gains realized and recognized
in the fiscal year
ended August 31, 1995.
At August 31, 1995 the Series sold 17 financial futures
contracts on the
Municipal Bond Index and sold 48 financial futures contracts on U.S. Treasury
Bonds both of which expire in September 1995. The value at
sale of such
contracts was $7,285,063. The value of such contracts on
August 31, 1995 was
$7,376,938, thereby resulting in an unrealized loss of
$91,875.
------------------------------------------------------------
Note 5. Capital
The Series currently offers Class A, Class B and Class C
shares. Class A shares
are sold with a front-end sales charge of up to 3%. Class B
shares are sold with
a contingent deferred sales charge which declines from 5% to zero depending on
the period of time the shares are held. Class C shares are
sold with a
contingent deferred sales charge of 1% during the first
year. Class B shares
automatically convert to Class A shares on a
------------------------------------------------------------
--------------------

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                  OHIO SERIES
------------------------------------------------------------
--------------------
quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
Transactions in shares of beneficial interest for the fiscal years ended August
31, 1995 and 1994 were as follows:

Class A                                 Shares
Amount
------------------------------------  ----------    --------
----
Year ended August 31, 1995:
Shares sold.........................      66,566    $
777,944
Shares issued in reinvestment of
  dividends.........................      76,044
896,433
Shares reacquired...................    (429,023)
(5,024,610)
                                      ----------    --------
----
Net decrease in shares outstanding
  before conversion.................    (286,413)
(3,350,233)
Shares issued upon conversion from
  Class B...........................   4,170,236
48,050,779
                                      ----------    --------
----
Net increase in shares
  outstanding.......................   3,883,823    $
44,700,546
                                      ----------    --------
----
                                      ----------    --------
----
Year ended August 31, 1994:
Shares sold.........................     163,929    $
1,993,081
Shares issued in reinvestment of
  dividends.........................      12,343
148,632
Shares reacquired...................    (146,584)
(1,788,120)
                                      ----------    --------
----
Net increase in shares
  outstanding.......................      29,688    $
353,593
                                      ----------    --------
----
                                      ----------    --------
----
Class B
------------------------------------
Year ended August 31, 1995:
Shares sold.........................     508,275    $
5,874,263
Shares issued in reinvestment of
  dividends.........................     228,476
2,627,480
Shares reacquired...................  (1,391,757)
(15,906,486)
                                      ----------    --------
----
Net decrease in shares outstanding
  before conversion.................    (655,006)
(7,404,743)
Shares reacquired upon conversion
  into Class A......................  (4,166,740)
(48,050,779)
                                      ----------    --------
----
Net decrease in shares
  outstanding.......................  (4,821,746)
$(55,455,522)
                                      ----------    --------
----
                                      ----------    --------
----
Year ended August 31, 1994:
Shares sold.........................   1,210,935    $
14,657,554
Shares issued in reinvestment of
  dividends.........................     295,981
3,564,474
Shares reacquired...................  (1,270,756)
(15,198,847)
                                      ----------    --------
----
Net increase in shares
  outstanding.......................     236,160    $
3,023,181
                                      ----------    --------
----
                                      ----------    --------
----
Class C                                 Shares
Amount
------------------------------------  ----------    --------
----
Year ended August 31, 1995:
Shares sold.........................      11,057    $
128,398
Shares issued in reinvestment of
  dividends.........................         237
2,812
Shares reacquired...................      (1,160)
(12,889)
                                      ----------    --------
----
Net increase in shares
  outstanding.......................      10,134    $
118,321
                                      ----------    --------
----
                                      ----------    --------
----
August 1, 1994(a) through
  August 31, 1994:
Shares sold.........................         446    $
5,203
                                      ----------    --------
----
                                      ----------    --------
----

---------------
(a) Commencement of offering of Class C shares.
------------------------------------------------------------
--------------------
10

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                          OHIO SERIES
------------------------------------------------------------
--------------------

Class
A

---------------------------------------------------

Year Ended
August 31,

---------------------------------------------------
                                                   1995
1994       1993
     1992       1991
                                                  -------
------     ------
   ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $ 11.72
$12.38     $11.69
   $11.17     $10.71
                                                  -------
------     ------
   ------     ------
Income from investment operations
Net investment income.........................        .65(a)
 .66        .69
      .70        .70
Net realized and unrealized gain (loss) on
  investment transactions.....................        .20
(.66)       .69
      .52        .46
                                                  -------
------     ------
   ------     ------
  Total from investment operations............        .85
--       1.38
     1.22       1.16
                                                  -------
------     ------
   ------     ------
Less dividends
Dividends from net investment income..........       (.65)
(.66)      (.69)
    (.70)      (.70)
                                                  -------
------     ------
   ------     ------
Net asset value, end of year..................    $ 11.92
$11.72     $12.38
   $11.69     $11.17
                                                  -------
------     ------
   ------     ------
                                                  -------
------     ------
   ------     ------
TOTAL RETURN(b):..............................       7.59%
(0.01)%    12.12%
   11.26%     11.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $51,132
$4,749     $4,647
   $2,095     $  923
Average net assets (000)......................    $29,904
$4,733     $2,904
   $1,289     $  615
Ratios to average net assets:
   Expenses, including distribution fees......
 .83%(a)    .84%       .84%
     .81%       .93%
   Expenses, excluding distribution fees......
 .73%(a)    .74%       .74%
     .71%       .83%
   Net investment income......................
5.50%(a)   5.45%      5.73%
    6.34%      6.34%
Portfolio turnover rate.......................         38%
20%        28%
      37%        37%

---------------
(a) Net of fee waiver.
(b) Total return does not consider the effects of sales
loads. Total return is
    calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each year reported and includes reinvestment
of dividends.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.
11

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                          OHIO SERIES
------------------------------------------------------------
--------------------

Class B                                Class C

-----------------------------------------------------------
Year

Year Ended
August 31,                          Ended

-----------------------------------------------------------
August 31,
                                                   1995
1994
1993         1992         1991          1995
                                                  -------
--------
--------     --------     --------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $ 11.73
$  12.38     $
11.70     $  11.18     $  10.71      $  11.73
                                                  -------
--------
--------     --------     --------     ----------
Income from investment operations
Net investment income.........................        .60(a)
 .61
 .65          .65          .65           .57(a)
Net realized and unrealized gain (loss) on
  investment transactions.....................        .20
(.65)
 .68          .52          .47           .20
                                                  -------
--------
--------     --------     --------     ----------
  Total from investment operations............        .80
(.04)
1.33         1.17         1.12           .77
                                                  -------
--------
--------     --------     --------     ----------
Less dividends
Dividends from net investment income..........       (.60)
(.61)
(.65)        (.65)        (.65)         (.57)
                                                  -------
--------
--------     --------     --------     ----------
Net asset value, end of period................    $ 11.93
$  11.73     $
12.38     $  11.70     $  11.18      $  11.93
                                                  -------
--------
--------     --------     --------     ----------
                                                  -------
--------
--------     --------     --------     ----------
TOTAL RETURN(b):..............................       7.16%
(0.33)%
11.58%       10.79%       10.74%         6.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $62,805
$118,270
$121,937     $102,199     $ 92,572      $    126
Average net assets (000)......................    $85,410
$121,365
$110,053     $ 96,178     $ 90,437      $     61
Ratios to average net assets:
   Expenses, including distribution fees......
1.22%(a)     1.24%
1.24%        1.21%        1.33%         1.49%(a)
   Expenses, excluding distribution fees......
 .72%(a)      .74%
 .74%         .71%         .83%          .74%(a)
   Net investment income......................
5.27%(a)     5.05%
5.33%        5.73%        5.94%         4.76%(a)
Portfolio turnover rate.......................         38%
20%
  28%          37%          37%           38%

                                                August 1,
                                                 Through
                                                August 31,
                                                   1994
                                                ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $11.75
                                                   -----

Income from investment operations
Net investment income.........................       .05
Net realized and unrealized gain (loss) on
  investment transactions.....................      (.02)
                                                   -----

  Total from investment operations............       .03
                                                   -----

Less dividends
Dividends from net investment income..........      (.05)
                                                   -----

Net asset value, end of period................    $11.73
                                                   -----
                                                   -----

TOTAL RETURN(b):..............................      0.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............        $5
Average net assets (000)......................        $2
Ratios to average net assets:
   Expenses, including distribution fees......      2.28%(c)
   Expenses, excluding distribution fees......      1.53%(c)
   Net investment income......................      4.73%(c)
Portfolio turnover rate.......................        20%

---------------
(a) Net of fee waiver.
(b) Total return does not consider the effects of sales
loads. Total return is
    calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each period reported and includes
reinvestment of dividends.
    Total returns for periods of less than a full year are
not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
------------------------------------------------------------
--------------------
12                                            See Notes to
Financial Statements.

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Independent Auditors' Report                   OHIO SERIES
------------------------------------------------------------
--------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Ohio Series
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Ohio Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of
August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal
Series Fund, Ohio Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995
                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Federal Income Tax Information                 OHIO SERIES
------------------------------------------------------------
--------------------
We are required by the Internal Revenue Code to advise you
within 60 days of the
Series' fiscal year end (August 31, 1995) as to the federal
tax status of
dividends paid by the Series during such fiscal year.
Accordingly, we are
advising you that in the fiscal year ended August 31, 1995,
dividends paid from
net investment income of $.65 per Class A share, $.60 per
Class B share and $.57
per Class C share were all federally tax-exempt interest
dividends.
In January 1996, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV
as to the federal tax status of the dividends received by
you in calendar year
1995.
------------------------------------------------------------
--------------------

Getting The Most From Your Prudential Mutual Fund
Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable.These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand.
So when most people
run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment.
Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past performance is not indicative of future results.

Portfolio
Manager's Report
The portfolio manager who invests your money for you reports on successful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio managers favors and any changes that are on the drawing board.

Portfolio Of
Investments
This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets
And Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period.
It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you and thus is not a realized loss. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of
Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes
In Net Assets
This schedule shows how income and expenses translate into changes in net assets, compared to last year's performance. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial
Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how
Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent
Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information we've presented is fair and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance
Comparison
These charts are included in the annual report and are required by the
Securities Exchange Commission. Performance is presented here as a hypothetical
$10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Getting The Most From Your Prudential Mutual Fund
When you invest through Prudential Mutual Funds, you receive financial advice
through a Prudential Securities financial advisor or
Prudential/Pruco
Securities registered representative. Your advisor or
representative can
provide you with the following services.
------------------------------------------------------------
-------------------
There's No Reward Without Risk; But Is This Risk Worth It? Your financial adviser or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to
gauge -- sometimes even the simplest investments bear
surprising risks. The
educated investor knows that markets seldom move in just one direction -- there
are times when a market sector or asset class will lose
value or provide little
in the way of total return. Managing your own expectations
is easier with help
from someone who understands the markets and who knows you!
------------------------------------------------------------
-------------------
Keeping Up With The Joneses.
A financial adviser or registered representative can help
you wade through the
numerous mutual funds available to find the ones that fit
your own individual
investment profile and risk tolerance. While the newspapers
and popular
magazines are full of advice about investing, they are aimed at generic groups
of people or representative individuals, not at you
personally. Your financial
advisor or registered representative will review your
investment objectives
with you. This means you can make financial decisions based
on the assets and
liabilities in your current portfolio and your risk
tolerance -- not just
based on the current investment fad.
------------------------------------------------------------
-------------------
Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial adviser or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Prudential Municipal Series Fund: Ohio Seies
Lehman Bros. General Municipal Debt Index

The Prudential Municipal Series Fund: Ohio Series and the Lehman Bros. Index: Comparing a $10,000 Investment.

Class A

(CHART)


Class B

(CHART)


Class C

(CHART)

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, will be worth more or less than their original cost. The charts on the right are designed to give you an idea how much the Series' returns can fluctuate from year to year by measuring the best and worst years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Municipal Series Fund: Ohio
Series (Class A, Class B and Class C) with a similar investment in the Lehman
Brothers Municipal Bond Index by portraying the initial account values at the commencement of operations of Class A and C shares and for 10 years for Class
B
shares, and subsequent account values at the end of the most recent reporting period (August 31), as measured on a quarterly basis, beginning in 1990 for the
Class A shares, in 1985 for the Class B shares, and in 1994 for the Class C shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in
Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on August 31, 1995; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graph. The graph and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees.

The Index is a weighted index comprised of 21,000 municipal bonds (General obligation bonds, revenue bonds, insured bonds and prerefunded bonds) selected by Lehman Brothers as representative of the long-term investment grade municipal bond market. It is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the transaction costs and advisory fees paid by the Series' investors. The Index's holdings differ from the Series' portfolio. The Index is not the only one that may be used to characterize performance of bond funds and other indices may portray different comparative performance.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free (800) 225-1852
(LOGO)

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy Hays Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace Torres, Treasurer
S. Jane Rose, Secretary
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Assistant Secretary
Ronald Amblard, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributors
Prudential Mutual Fund Distributors, Inc.
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435M838
74435M846            MF123E
74435M499            Cat. # 6425323


(ICON)

Prudential
Municipal
Series Fund

Pennsylvania Series

ANNUAL
REPORT
Aug. 31, 1995

(LOGO)

Prudential Municipal Series Fund
Pennsylvania Series

Performance At A Glance.

It has been a good year for shareholders of the Prudential
Municipal Series
Fund: Pennsylvania Series. Municipal bond investors earned not only their coupon income, but also saw a gain in net asset value as well. We are pleased to report that your Series performed in line with the average Pennsylvania municipal bond fund measured by Lipper Analytical Services over the past 12 months.

Cumulative Total Returns1               As of 8/31/95
                          One      Five       Since
                          Year     Years    Inception2
            Class A       7.4%     49.8%      51.9%
            Class B       6.9      46.8       76.7
            Class C       6.7       N/A        6.8
Lipper PA Muni Avg3       7.4      50.3       79.0

Average Annual Total Returns1           As of 9/30/95
                          One      Five       Since
                          Year     Years    Inception2
            Class A       6.3%      7.9%       7.1%
            Class B       4.2       8.0        7.0
            Class C       7.9       N/A        6.2



Taxable Equivalent
Yield
                            Total Dividends     30-Day
At Tax Rates of
                            Paid for 12 Mos.   SEC Yield
36%        39.6%
Your
Dividend          Class A       $0.60            4.77%
7.67%      8.12%
As of 8/31/95     Class B       $0.56            4.52
7.27       7.70
                  Class C       $0.53            4.27
6.86       7.27

Past performance is not a guarantee of future results.
Principal and investment
return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Mutual Fund Management and Lipper
Analytical Services.
The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The
Series charges a maximum front-end sales load of 3% for Class A shares and a contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years.

2Inception dates: 1/22/90 for Class A; 4/3/87 for Class B;
and 8/1/94 for
Class C.

3The Lipper Pennsylvania Municipal Bond fund average includes 53 funds for one year, 18 funds for five years and eight funds since inception of the Class B shares on 4/3/87.

How Investments Compared.
(As of 8/31/95)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

General Bond Funds
provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes
a good deal) and their returns are historically lower than those of stock funds.

General Municipal Debt Funds   invest in bonds issued by
state
governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes. (20-year data not available.)

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

* 19 years for General Muni Debt Funds.

Peter Allegrini, Fund Manager
(PHOTO)

Manager Named.
Peter Allegrini was appointed portfolio manager of the Prudential Municipal
Series Fund: Pennsylvania Series in May.  Peter oversees
Prudential Mutual
Funds' municipal bond team and also manages the Prudential
Municipal Bond
Fund/High Yield Series.

Portfolio
Manager's Report
The Series invests in carefully selected long-term municipal bonds that offer a high level of current income exempt from Pennsylvania state and federal income taxes consistent with preservation of capital. Certain shareholders may be subject to the federal alternative minimum tax.
The Series invests primarily in obligations of Pennsylvania state, municipal and local governments, including U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam), the income of which is also exempt from Pennsylvania state and federal income taxes.

Strategy Session.

It has been a positive year for tax-free municipals. Although interest rates rose sharply in 1994 on inflation fears, they have tumbled back down slowly so far in 1995, as economic growth slowed. The Bond Buyer
Revenue Bond Index Yield stood at 6.4% on September 1, 1994 (the index is calculated on Thursdays) and rose by a percentage point to a high of
7.4% in mid-October 1994, before falling to 6.3% on August
31, 1995.
When the dust had settled, long-term municipal bond interest rates ended the period lower.

As interest rates fell, we increased our holdings in revenue bonds, which typically offer higher interest rates than general obligation bonds. Our revenue bond holdings are concentrated in the higher yielding sectors of health care (17% of assets) and industrial development (12%).
To enhance our price appreciation potential, we have been buying more insured bonds, bonds with longer maturities and discount coupons (coupons lower than the prevailing market), and some zero coupon bonds. These bonds have the potential to appreciate more if interest rates fall, as we expect they will this year.

State Of The State.
The market for tax-free municipal bonds in Pennsylvania has been more favorable than other states -- demand has been strong and prices have been relatively resistant to declines. This is testimony to Pennsylvania's improving economy, which is growing at a faster rate than some of its neighbors in the Northeast (although it does lag the nation). Employment in 1994 increased by 1.3%, mostly in the services and construction.

Tax-free municipals are also in demand because the state's
fiscal situation
is improving.  For the first time in several years, the
state government ran
at a surplus last year.   What's more, Philadelphia's credit
rating this
spring was raised back to investment grade by two major rating agencies after it operated on a balanced budget for three consecutive years.

What Went Well.

We Held On
To Good Yields.
We increased assets invested in non-callable bonds (those that can not be paid off prematurely by the issuer to save on interest costs) to 18%, up from 10% a year ago. These bonds not only offer attractive yields but also appreciate well when interest rates decline. They are valuable because not many bonds offer protection from call risk -- only about a third of the securities in Lehman Brothers' Municipal Bond Index are non-callable.
We also reduced our holdings in pre-refunded bonds.

It Paid To Buy
Puerto Rico Bonds.
The supply of new municipal bonds has declined sharply in Pennsylvania, by 43% this year alone. So we looked elsewhere. We bought bonds sold by Puerto Rico, because they are tax-exempt federally and in virtually all states, including Pennsylvania. As a result, they are in demand, which offers appreciation potential. Our holdings in Puerto Rico are now
10% of assets, up from 7% a year ago.

And Not So Well.
A Longer Duration Would Have Helped.
Duration measures the sensitivity of a bond's price to interest rate changes. The longer the duration, the more the bond's price appreciates when interest rates fall and vice versa. Over the winter, our duration was shorter than that of some competing funds, because we expected economic strength to remain strong. As the slowdown became apparent in the second quarter, we extended duration. Duration generally ranged from 7.0 years to 7.3 years, and was 7.3 years on August 31.

Municipals Suffered From Tax Talk.
Congress is considering various changes in the federal income tax, including a flat tax -- an income tax at a single, flat rate. One proposal would eliminate taxes on most investment income.
Clearly,
this has created uncertainty in the municipal market -- one reason why municipal bonds did not follow taxable bond prices higher this spring. At this writing, we believe it is unlikely that a flat tax proposal in this form is likely to pass Congress -- especially not before next year's election.

Looking Ahead.
Municipal bond yields are very attractive now. As we mentioned earlier, when U.S. government and corporate bond yields fell this spring, municipal yields did not follow to the same extent. That means there are some good buying opportunities now in the municipal market. Should interest rates remain stable, municipal bond investors may look forward to earning their coupon income. Plus, if interest rates fall further, investors could reasonably expect some price appreciation as well.

Nevertheless, municipal bond investors should be prepared to weather
some volatility this year as various proposals to change the country's
income tax structure are debated.   Overall, we believe
municipal bonds
still offer good value, and that volatility can offer some attractive buying opportunities.

Five Largest
Issuers.*

8.2%   Puerto Rico Comnwlth.
4.5%   Phila. Ind. Dev. Rev.
4.4%   Phila. Wtr. & Swr. Rev.
4.1%   Pa. State Higher Edl. Facs.
3.2%   Pa. Econ. Dev. Auth.

* Expressed as a percentage of total net assets as of 8/31/95.

President's Letter
October 11, 1995
(PHOTO)

Dear Shareholder:
We hope you like the fresh look and information we've given your shareholder letter. We've also introduced another feature, called
Getting the Most Out
of Your Prudential Mutual Fund, which will appear from time to time at the back of your report. Look for topics like "Understanding
Risk & Reward" as
well as easy-to-understand explanations of financial terms.
Why are we
providing such information? Because at Prudential Mutual
Funds, we
believe an informed investor makes smart investment decisions.

On the Hill
As an informed investor, you should know about the "American
Dream Savings
Account" that is part of the federal budget package now under debate in the Senate. It is a type of Individual Retirement Account that offers a common-sense approach to long-term saving. Investors should like it because --

--You can withdraw funds -- without penalty -- to pay for certain expenses like buying a first home, medical care or educational needs;

--All account earnings would accumulate tax-free, not merely tax-deferred like the current IRA;

--You can make contributions past age 70 1/2, instead of having to take distributions as the current law requires.

Of course, the federal budget process is never easy and while we hope this measure is adopted, there's no way of knowing if it will be. So why not let your Senator and/or Representative know your opinion today?
Simply call 202-224-3121.

In Closing
One final note: if you're a Class B shareholder of Prudential Mutual Funds, you'll begin noticing a change on your statements once you've held your shares for seven years. At that time, they will automatically begin to convert to Class A shares on a quarterly basis. Since Class A shares carry lower annual distribution charges than Class B shares, your total returns will be higher after the conversion than they would have been without it.
Conversions started earlier this year and beginning in December they will take place during each calendar quarter -- December, March, June and September. It's our way of thanking you for your loyalty -- and rewarding you for maintaining a long-term investment program by helping you earn more total investment return on your Prudential Mutual Fund. I hope you'll find this information useful as you work with your financial advisor or registered representative to develop your personal investment plan.

Thank you for choosing Prudential Mutual Funds for your mutual fund investment.

Sincerely,

Richard A. Redeker
President

Portfolio of Investments as of                 PRUDENTIAL
MUNICIPAL SERIES FUND
August 31, 1995                                PENNSYLVANIA
SERIES
------------------------------------------------------------
--------------------

Moody's
                         Principal

Rating
Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
  Rate         Date        (000)        (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
LONG-TERM INVESTMENTS--99.2%
------------------------------------------------------------
-----------------
-------------------------------------------------
Allegheny Cnty. Arpt. Rev.,
   Greater Pittsburgh Int'l. Arpt., Ser. A, F.S.A.
Aaa
  6.60%        1/01/04   $  1,000     $  1,089,080
   Greater Pittsburgh Int'l. Arpt., F.S.A.
Aaa
  5.625        1/01/23      1,230        1,154,171
Allegheny Cnty. Higher Ed. Bldg. Auth. Rev.,
   Robert Morris Coll., M.B.I.A.
Aaa
  7.00         6/15/08      1,000        1,089,450
Allegheny Cnty. Hosp. Dev. Auth. Rev.,
   Allegheny Gen. Hosp., Ser. S, M.B.I.A.
Aaa
  6.25         9/01/20      1,750        1,779,540
   Magee Womens Hosp., F.G.I.C.
Aaa
 Zero         10/01/14      2,000          647,220
   Magee Womens Hosp., F.G.I.C.
Aaa
 Zero         10/01/16      2,000          568,020
   Magee Womens Hosp., F.G.I.C.
Aaa
 Zero         10/01/18      2,000          499,620
   Magee Womens Hosp., F.G.I.C.
Aaa
 Zero         10/01/19      4,000          935,440
   Presbyterian Univ. Hosp., Ser. C, M.B.I.A.
Aaa
  7.625        7/01/15      1,100        1,219,108
   West Penn. Hosp. Hlth. Ctr.
NR
  8.50         1/01/20      2,000        2,211,780
Allegheny Cnty. Ind. Dev. Auth. Rev., USX Proj., Ser. A
Baa3
  6.70        12/01/20      4,500        4,554,315
Allegheny Cnty. Residential Fin. Auth., Mtge. Rev.,
   G.N.M.A.,
   Ser. F
Aaa
  9.00         6/01/17        375          407,831
   Ser. Q
Aaa
  7.40        12/01/22        970        1,032,051
Allegheny Cnty. San. Auth. Swr. Rev., F.G.I.C.,
Aaa
 Zero         12/01/05      2,620        1,544,909
   Ser. A
Aaa
 Zero          6/01/06      1,640          930,667
Allegheny Cnty., Ser. C-37, M.B.I.A.
Aaa
  7.30        12/01/10      1,500(c)     1,696,530
Allentown Wtr. Impvt., A.M.B.A.C.
Aaa
  5.65         7/15/10      1,430        1,445,687
Beaver Cnty. Ind. Dev. Auth. Poll. Ctrl. Rev.,
   Ohio Edison Proj., Ser. A, F.G.I.C.
Aaa
  7.75         9/01/24      1,150        1,291,600
Berks Cnty. Ind. Dev. Auth. Rev., Lutheran Home Proj.
NR
  6.875        1/01/23      1,500        1,459,305
Berks Cnty. Mun. Auth. Hosp. Rev.,
   Reading Hosp. Med. Ctr. Proj. M.B.I.A.
Aaa
  5.70        10/01/14      1,250        1,228,538
Bethlehem Auth. Wtr. Rev., M.B.I.A.
Aaa
  5.20        11/15/21      3,000        2,728,710
Boyertown Area Sch. Dist., Ser. B, A.M.B.A.C.
Aaa
  5.25         2/01/17      2,000        1,856,700
Bucks Cnty. Wtr. & Swr. Auth. Rev.,
   Neshaminy Interceptor Swr. Sys., F.G.I.C.
Aaa
 Zero         12/01/15      2,175          651,804
Butler Cnty. Hosp. Auth. Rev., North Hills, Passavant
   Hosp.,
   Ser. A, C.G.I.C.
AAA(b)
  7.00         6/01/22      1,000        1,088,130
Chester Cnty., Gen. Oblig., Ser. B
Aa
  5.625       11/15/16      2,090        2,020,946
Chester Upland Sch. Auth., Sch. Rev.
A(b)
  6.375        9/01/21      1,000        1,017,180
Dauphin Cnty. Gen. Auth. Rev., B.I.G
Aaa
  7.40         1/01/06      1,000        1,060,570
Delaware Cnty., Gen. Oblig.
Aa
  5.50        10/01/15      3,000        2,866,470
Delaware Cnty. Auth. Rev.,
   Crozer Chester Med. Ctr., Ser. A,B,C; M.B.I.A.
Aaa
  7.15        12/15/05      2,550        2,908,836
   Villanova Univ., M.B.I.A.
Aaa
  5.50         8/01/23      3,000        2,840,460

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
3

Portfolio of Investments as of                 PRUDENTIAL
MUNICIPAL SERIES FUND
August 31, 1995                                PENNSYLVANIA
SERIES
------------------------------------------------------------
--------------------

Moody's
                         Principal

Rating
Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
  Rate         Date        (000)        (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
Delaware Cnty. Ind. Dev. Auth. Rev., Res. Recovery Proj.,
   Ser. A
A1
  8.10%       12/01/13   $  2,000     $  2,099,700
Delaware River Jt. Toll Bridge Comm. Rev., F.G.I.C.
Aaa
  6.00         7/01/18      5,500        5,526,950
Doylestown Hosp. Auth. Rev., Pine Run Retirement, Ser. A
NR
  7.20         7/01/23      3,180        3,141,904
Emmaus Gen. Auth. Rev., Local Gov't. Bond, B.I.G.
   Ser. B
Aaa
  8.00         5/15/18      1,000(e)     1,108,450
   Ser. C
Aaa
  7.90         5/15/18      1,250        1,381,100
   Ser. E
Aaa
  7.90         5/15/18      2,000        2,209,760
   Ser. F
Aaa
  7.90         5/15/18      1,600        1,767,808
Erie Higher Ed. Bldg. Auth., College Rev.,
   Mercyhurst Coll. Proj.
BBB(b)
  7.85         9/15/19      1,000(c)     1,130,700
   Mercyhurst Coll. Proj., Ser. B
BBB(b)
  5.75         3/15/23      3,250        2,798,932
Harrisburg Auth. Lease Rev., Green Cnty. Prison Proj.,
   F.G.I.C.
Aaa
  6.625        6/01/13      1,500        1,645,800
Harrisburg Redev. Auth. Rev., Cap. Impvt., Ser. A,
   F.G.I.C.
Aaa
  7.875       11/02/16        900          970,200
Lancaster Cnty. Solid Waste Mgmt. Auth. Rev.,
   Res. Rec. Sys. Landfill Rev.
A1
  7.875       12/15/09        500          514,595
   Res. Rec. Sys. Landfill Rev.
A1
  7.75        12/15/04        750          775,800
   Res. Rec. Sys. Rev.
A1
  8.375       12/15/04      1,000        1,061,060
Langhorne Manor Boro. Higher Ed. & Hlth. Auth Rev.,
   Lower Bucks Hosp.
Ba1
  7.35         7/01/22      3,275        3,120,322
Latrobe Ind. Dev. Auth. Coll. Rev.,
   St. Vincent Coll. Proj.
Baa1
  6.75         5/01/14      1,800        1,838,178
   St. Vincent Coll. Proj.
Baa1
  6.75         5/01/24      1,500        1,520,280
Lehigh Cnty. Gen. Purpose Auth. Revs.,
   Horizon Hlth. Sys. Inc., Ser. A
NR
  8.25         7/01/13        500          550,575
   St. Lukes Hosp. of Bethlehem Proj., A.M.B.A.C.
Aaa
  5.30        11/15/06        750          761,978
   St. Lukes Hosp. of Bethlehem Proj., A.M.B.A.C.
Aaa
  5.30        11/15/07      1,000        1,004,380
Lower Pottsgrove Township Auth. Swr. Rev.,
   Montgomery Cnty., A.M.B.A.C.,
   Ser. A
Aaa
  Zero        11/01/13      1,155          397,389
   Ser. A
Aaa
  Zero        11/01/15      1,185          356,887
Luzerne Cnty. Ind. Dev. Auth. Exmpt. Facs. Rev., Gas &
   Water,
   Ser. B
Baa3
  7.125       12/01/22      6,000        6,139,560
Montgomery Cnty. Higher Ed. & Hlth. Auth. Hosp. Rev.,
   Jeanes Hlth. Sys. Proj.
BBB(b)
  8.625        7/01/07      4,000(c)     4,764,000
Montgomery Cnty. Ind. Dev. Auth. Rev., Poll. Ctrl.,
   Philadelphia Elec. Co., Ser. A
Baa1
  7.60         4/01/21      1,000        1,080,830
   Res. Recovery
AA-(b)
  7.50         1/01/12      2,000        2,147,420
Montgomery Cnty. Redev. Auth., Multi-family Hsg., Ser. A
NR
  6.50         7/01/25      2,000        1,913,680
Northampton Cnty. Higher Ed. Auth. Rev.,
   Lehigh Univ., M.B.I.A.
Aaa
  7.10        11/15/09      1,500        1,658,025
   Moravian Coll.
BBB-(b)
  8.20         6/01/11      2,095        2,493,699
   Moravian Coll., A.M.B.A.C.
Aaa
  6.25         7/01/11      2,195        2,350,472
Northeastern Hosp. & Ed. Auth. Coll. Rev., Kings Coll.
   Proj., Ser. B
BBB(b)
  6.00         7/15/18      3,235        3,084,087

------------------------------------------------------------
--------------------
4                                             See Notes to
Financial Statements.

Portfolio of Investments as of                 PRUDENTIAL
MUNICIPAL SERIES FUND
August 31, 1995                                PENNSYLVANIA
SERIES
------------------------------------------------------------
--------------------

Moody's
                         Principal

Rating
Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
  Rate         Date        (000)        (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
Northumberland Cnty. Ind. Dev. Auth. Rev., Roaring Creek
   Wtr.
NR
  6.375%      10/15/23    $ 1,000     $    929,270
Pennsylvania Econ. Dev. Auth.,
   Macmillan Ltd. Partnership Proj.
Baa2
  7.60        12/01/20      3,000        3,240,990
   Wastewater Treatment Rev., Sun Co. R & M Proj., Ser. A
Baa1
  7.60        12/01/24      4,500        4,899,015
Pennsylvania Hsg. Fin. Agcy.,
   Sngl. Fam. Mtge.
Aa
  7.80        10/01/20      2,930        3,122,940
   Sngl. Fam. Mtge.
Aa
  7.604        4/01/25      1,050(d)       977,813
   Sngl. Fam. Mtge., Ser. X
Aa
  8.10        10/01/10        780          830,583
   Sngl. Fam. Mtge., Ser. X
Aa
  8.15         4/01/24        420          432,474
Pennsylvania Intergovernmental Cooperation Auth.,
   Spec.Tax Rev., M.B.I.A.
Aaa
  5.60         6/15/15      4,000        3,856,040
Pennsylvania St. Cert. of Part., F.S.A.
Aaa
  6.25        11/01/06      1,900        2,039,954
Pennsylvania St. Higher Edl. Facs. Auth. Rev.,
   Allegheny Coll.
BBB+(b)
  6.00        11/01/22      2,000        1,863,380
   Hahnemann Univ. Proj., M.B.I.A.
Aaa
  7.20         7/01/09      1,500        1,652,880
   La Salle Univ., M.B.I.A.
Aaa
  7.70         5/01/10      1,100        1,215,456
   Med. Coll. of Penn., Ser. A
Baa
  8.375        3/01/11        355          384,458
   Med. Coll. of Penn., Ser. A
Baa
  7.50         3/01/14      2,350        2,403,956
   St. Sys, Ser. J, A.M.B.A.C.
Aaa
  5.625        6/15/19      1,520        1,459,245
   Thomas Jefferson Univ.
AAA(b)
  8.00         1/01/18      1,250(c)     1,379,750
Pennsylvania St. Ind. Dev. Auth., Econ. Rev., A.M.B.A.C.
Aaa
  5.50         1/01/14      4,250        4,065,295
Pennsylvania St. Tpke. Comn. Rev.,
   Ser. D, F.G.I.C.
Aaa
  7.625       12/01/17      1,375(c)     1,544,579
   Ser. K
Aaa
  7.50        12/01/19      4,650(c)     5,301,418
Philadelphia Arpt. Rev., Philadelphia Arpt. Sys.
Baa
  9.00         6/15/15      2,000        2,068,200
Philadelphia Gas Wks. Rev.,
   Ser. 13
Baa1
  7.70         6/15/11        215          251,337
   Ser. 13
Baa1
  7.20         6/15/98        500          532,670
   Ser. 13
Baa1
  7.30         6/15/99        625          676,231
   Ser. 13
Aaa
  7.70         6/15/21      3,430(c)     4,025,037
Philadelphia Hosps. & Higher Ed. Fac. Auth. Rev.,
   Childrens' Hosp. Proj., Ser. A
Aa
  5.00         2/15/21      2,000        1,715,100
   Childrens' Seashore House, Ser. A
A-(b)
  7.00         8/15/12      1,000        1,052,200
   Childrens' Seashore House, Ser. A
A-(b)
  7.00         8/15/17      1,000        1,052,200
   Grad. Hlth. Systems
Baa1
  7.25         7/01/18      2,750        2,854,802
   Grad. Hlth. Systems, Ser. A
Baa1
  6.25         7/01/18      1,000          922,460
Philadelphia Ind. Dev. Rev.,
   Inst. for Cancer Research Proj., Ser. B
AA-(b)
  7.25         7/01/10      5,770        6,230,504
   Nat'l. Brd. of Med. Examiners Proj.
A+(b)
  6.75         5/01/12      5,000        5,253,450
Philadelphia Mun. Auth. Rev., F.G.I.C.
Aaa
  5.625       11/15/14      2,000        1,937,080
Philadelphia Mun. Auth. Rev., F.G.I.C.
Aaa
  5.625       11/15/18      1,500        1,440,750
Philadelphia Pkg. Auth. Rev., Arpt. Pkg., A.M.B.A.C.
Aaa
  7.375        9/01/18      2,200        2,435,092

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
5

Portfolio of Investments as of                 PRUDENTIAL
MUNICIPAL SERIES FUND
August 31, 1995                                PENNSYLVANIA
SERIES
------------------------------------------------------------
--------------------

Moody's
                         Principal

Rating
Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
  Rate         Date        (000)        (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
Philadelphia Redev. Auth. Rev.,
   Home Impvt. Loan, Ser. A
A
  7.40%        6/01/08   $    350     $    376,162
   Home Impvt. Loan, Ser. A
A
  7.375        6/01/03        355          371,167
Philadelphia Sch. Dist., Gen. Oblig., Ser. A, M.B.I.A.
Aaa
  5.85         7/01/09      1,710        1,765,729
Philadelphia Wtr. & Swr. Rev., M.B.I.A.
Aaa
  6.25         8/01/08      2,000        2,175,960
Philadelphia Wtr. & Swr. Rev., M.B.I.A.
Aaa
  5.25         6/15/23      2,775        2,519,228
Philadelphia Wtr. & Swr. Rev., M.B.I.A.,
   Ser. 15
Aaa
 Zero         10/01/02      7,900        5,616,347
   Ser. 15
Aaa
  6.875       10/01/06        700          764,498
Pittsburgh Stadium Auth. Rev., F.G.I.C.
Aaa
  7.50        10/15/01        500          529,915
Pittsburgh Urban Redev. Auth., Mtge. Rev., Ser. B
A1
  8.30         4/01/17        795          858,179
Pittsburgh Wtr. & Swr., Ser. A. F.G.I.C.
Aaa
  5.60         9/01/22      3,000        2,886,990
Pottsgrove Sch. Dist., Gen. Oblig., Ser. A, A.M.B.A.C.
Aaa
  5.30        10/15/14      2,000        1,885,220
Pottstown Boro. Auth., Swr. Rev., F.G.I.C.
Aaa
 Zero         11/01/03      1,200          802,992
Puerto Rico Comnwlth.,
   Gen. Oblig., M.B.I.A.
Aaa
  5.40         7/01/07      1,500        1,548,930
   Gen. Oblig., M.B.I.A.
Aaa
  5.50         7/01/08      3,340        3,442,171
   Gen. Oblig., A.M.B.A.C.
Aaa
  7.00         7/01/10      4,030        4,677,419
   Gen. Oblig., M.B.I.A.
Aaa
  7.00         7/01/10        720          835,668
   Gen. Oblig., F.S.A.
Aaa
  7.682        7/01/20      4,250(d)     4,159,688
   Gen. Oblig.
AAA(b)
  7.70         7/01/20      5,250(c)     6,087,742
Puerto Rico Elec. Pwr. Auth., Pwr. Rev., Ser. S
Baa1
  7.00         7/01/06      1,800        2,030,526
Puerto Rico Hsg. Bank & Fin. Agcy.
Baa
  5.125       12/01/05        750          720,173
Puerto Rico Hsg. Bank & Fin. Agcy.
Baa
  5.25        12/01/06      2,000        1,914,600
Sayre Hlth. Care Facs. Auth. Rev., A.M.B.A.C.,
   Cap. Asset Fin. Prog. C
Aaa
  7.70        12/01/13        500          565,695
   Cap. Asset Fin. Prog. C
Aaa
  7.625       12/01/15      1,000        1,127,700
Scranton Pkg. Auth. Rev.
A+(b)
  8.125        9/15/14      1,600        1,777,840
Scranton-Lackawanna Hlth. & Welfare Auth. Rev.,
   Univ. Of Scranton Proj., Ser. C
A-(b)
  7.50         6/15/06      1,000(c)     1,141,670
   Univ. Of Scranton Proj., Ser. C
A-(b)
  6.50         3/01/15      2,250        2,288,138
So. Fork Mun. Auth. Hosp. Rev., Lee Hosp. Proj., Ser. A
A-(b)
  5.50         7/01/23      2,500        2,143,000
Swarthmore Boro. Gen. Auth. Rev., Pennsylvania Coll. Rev.
A-(b)
  7.25         9/15/10        600(c)       676,980
Unity Township Mun. Auth., Gtd. Swr. Rev., A.M.B.A.C.,
   Capital Appreciation
Aaa
 Zero         11/01/11      1,035          405,554
   Capital Appreciation
Aaa
 Zero         11/01/12      1,035          380,166
   Capital Appreciation
Aaa
 Zero         11/01/13      1,035          356,102
Venango Cnty. Gen. Oblig., Ser. B, F.G.I.C.
Aaa
  5.25         7/15/18      2,265        2,097,345
Virgin Islands Pub. Fin. Auth. Rev.,
   Hwy. Trans. Trust Fund
BBB(b)
  7.70        10/01/04      1,000        1,095,820
   Ref. Matching Loan Notes, Ser. A
NR
  7.25        10/01/18      1,950        2,057,172
Virgin Islands Terr., Hugo Ins. Claims Fund Prog., Ser. 91
NR
  7.75        10/01/06      1,055        1,149,612

------------------------------------------------------------
--------------------
6                                             See Notes to
Financial Statements.

Portfolio of Investments as of                 PRUDENTIAL
MUNICIPAL SERIES FUND
August 31, 1995                                PENNSYLVANIA
SERIES
------------------------------------------------------------
--------------------

Moody's
                         Principal

Rating
Interest     Maturity     Amount         Value
Description (a)
(Unaudited)
  Rate         Date        (000)        (Note 1)
------------------------------------------------------------
-----------------
-------------------------------------------------
Washington Cnty. Auth. Lease Rev., Mun. Fac., Shadyside
   Hosp., Ser. C-1D, A.M.B.A.C.
Aaa
  7.45%       12/15/18   $  2,900(c)  $  3,338,944
Washington Cnty. Hosp. Auth. Rev., Monongahela Valley
   Hosp.
A
  6.75        12/01/08      2,750        2,810,225
York Cnty. Solid Waste & Refuse Auth. Ind. Dev. Rev., Res.
   Rec. Proj., Ser. C
AA-(b)
  8.20        12/01/14      1,000        1,103,990

                                      ------------
Total long-term investments (cost $237,031,397)
                                       251,671,055
SHORT-TERM INVESTMENT--0.4%
Schuylkill Cnty. Ind. Dev. Auth., Westwood Energy Pty.,
   Ser. 85, F.R.D.D. (cost $900,000)
P1
  3.60         9/01/95        900          900,000

                                      ------------
Total Investments--99.6%
(cost $237,931,397; Note 4)
                                       252,571,055
Other assets in excess of liabilities--0.4%
                                         1,094,434

                                      ------------
Net Assets--100%
                                      $253,665,489

                                      ------------

                                      ------------

---------------
(a) The following abbreviations are used in portfolio
descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance
Corporation.
    B.I.G.--Bond Investors Guaranty Insurance Company.
    C.G.I.C.--Capital Guaranty Insurance Company.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (f).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.
(b) Standard & Poor's rating.
(c) Prerefunded issues are secured by escrowed cash and/or
direct U.S.
    guaranteed obligations.
(d) Inverse floating rate bond. The coupon is inversely
indexed to a floating
    interest rate. The rate shown is the rate at the period
end.
(e) Pledged as initial margin on financial futures
contracts.
(f) For purposes of amortized cost valuation, the maturity
date of these
    securities are considered to be the later of the next
date on which the
    security can be redeemed at par, or the next date on
which the rate of
    interest is adjusted.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information
contains a description
of Moody's and Standard & Poor's ratings.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.
7

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Statement of Assets and Liabilities            PENNSYLVANIA
SERIES
------------------------------------------------------------
--------------------

Assets
                                August 31, 1995
Investments, at value (cost
$237,931,397)...............................................
 .................
 ....      $252,571,055
Cash........................................................
 .................
 ................................            72,184
Interest
receivable..................................................
 .................
 .......................         3,846,415
Receivable for investments
sold........................................................
 .................
 .....         1,346,313
Receivable for Series shares
sold........................................................
 ....................
          66,608
Deferred expenses and other
assets......................................................
 .................
 ....            10,420

                                    ------------
   Total
assets......................................................
 .................
 .......................       257,912,995

                                    ------------
Liabilities
Payable for investments
purchased...................................................
 .................
 ........         3,480,977
Payable for Series shares
reacquired..................................................
 .................
 ......           371,999
Dividends
payable.....................................................
 .................
 ......................           134,934
Management fee
payable.....................................................
 .................
 .................            95,759
Distribution fee
payable.....................................................
 .................
 ...............            89,757
Accrued
expenses....................................................
 .................
 ........................            62,324
Due to broker-variation
margin......................................................
 .................
 ........            10,156
Deferred trustees'
fees........................................................
 .................
 .............             1,600

                                    ------------
   Total
liabilities.................................................
 .................
 .......................         4,247,506

                                    ------------
Net
Assets......................................................
 .................
 ............................      $253,665,489

                                    ------------

                                    ------------
Net assets were comprised of:
   Shares of beneficial interest, at
par.........................................................
 ............
$    240,517
   Paid-in capital in excess of
par.........................................................
 .................
     240,634,533

                                    ------------

                                     240,875,050
   Accumulated net realized loss on
investments.................................................
 .............
  (1,792,188)
   Net unrealized appreciation on
investments.................................................
 ...............
    14,582,627

                                    ------------
Net assets, August 31,
1995........................................................
 .................
 .........      $253,665,489

                                    ------------

                                    ------------
Class A:
   Net asset value and redemption price per share
      ($50,696,456 / 4,806,652 shares of beneficial interest
issued and
outstanding).........................            $10.55
   Maximum sales charge (3.0% of offering
price)......................................................
 .......
   .33
   Maximum offering price to
public......................................................
 ....................
          $10.88
Class B:
   Net asset value, offering price and redemption price per
share
      ($202,633,238 / 19,213,229 shares of beneficial
interest issued and
outstanding).......................            $10.55
Class C:
   Net asset value, offering price and redemption price per
share
      ($335,795 / 31,838 shares of beneficial interest
issued and
outstanding)...............................
$10.55

------------------------------------------------------------
--------------------
8                                             See Notes to
Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND              PRUDENTIAL
MUNICIPAL SERIES FUND
PENNSYLVANIA SERIES                           PENNSYLVANIA
SERIES
Statement of Operations                       Statement of
Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

                                                   Year
Ended
Net Investment Income                            August 31,
1995
Income
   Interest...................................
$16,725,737
                                                 -----------
----
Expenses
   Management fee, net of waiver of $84,187...
1,182,799
   Distribution fee--Class A..................
30,092
   Distribution fee--Class B..................
1,115,411
   Distribution fee--Class C..................
1,672
   Transfer agent's fees and expenses.........
187,000
   Reports to shareholders....................
156,000
   Custodian's fees and expenses..............
109,000
   Registration fees..........................
36,000
   Audit fee..................................
11,000
   Legal fees.................................
10,000
   Trustees' fees.............................
3,200
   Miscellaneous..............................
30,887
                                                 -----------
----
      Total expenses..........................
2,873,061
   Less custodian fee credit..................
(17,396)
                                                 -----------
----
      Net expenses............................
2,855,665
                                                 -----------
----
Net investment income.........................
13,870,072
                                                 -----------
----
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions....................
504,596
   Financial futures contracts................
(1,012,601)
                                                 -----------
----

(508,005)
                                                 -----------
----
Net change in unrealized appreciation on:
   Investments................................
2,796,532
   Financial futures contracts................
82,281
                                                 -----------
----

2,878,813
                                                 -----------
----
Net gain on investments.......................
2,370,808
                                                 -----------
----
Net Increase in Net Assets
Resulting from Operations.....................
$16,240,880
                                                 -----------
----
                                                 -----------
----

Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1995            1994
Operations
   Net investment income..........  $ 13,870,072    $
14,193,314
   Net realized loss on investment
      transactions................      (508,005)
(7,799)
   Net change in unrealized
      appreciation/depreciation of
      investments.................     2,878,813
(17,783,224)
                                    ------------    --------
----
   Net increase (decrease) in net
      assets resulting from
      operations..................    16,240,880
(3,597,709)
                                    ------------    --------
----
Dividends and distributions (Note 1)
   Dividends to shareholders from
      net investment income
      Class A.....................    (1,734,468)
(569,122)
      Class B.....................   (12,124,140)
(13,624,192)
      Class C.....................       (11,464)
--
                                    ------------    --------
----
                                     (13,870,072)
(14,193,314)
                                    ------------    --------
----
   Distributions to shareholders
      from net realized gain on
      investment transactions
      Class A.....................            --
(97,328)
      Class B.....................            --
(2,598,620)
                                    ------------    --------
----
                                              --
(2,695,948)
                                    ------------    --------
----
Series share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares
      sold........................    19,260,042
46,954,314
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     7,902,987
9,903,212
   Cost of shares reacquired......   (44,342,507)
(40,990,785)
                                    ------------    --------
----
   Net increase (decrease) in net
      assets from Series share
      transactions................   (17,179,478)
15,866,741
                                    ------------    --------
----
Total decrease....................   (14,808,670)
(4,620,230)
Net Assets
Beginning of year.................   268,474,159
273,094,389
                                    ------------    --------
----
End of year.......................  $253,665,489
$268,474,159
                                    ------------    --------
----
                                    ------------    --------
----

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
9

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                  PENNSYLVANIA
SERIES
------------------------------------------------------------
--------------------
Prudential Municipal Series Fund (the ``Fund'') is
registered under the
Investment Company Act of 1940 as an open-end investment
company. The Fund was
organized as a Massachusetts business trust on May 18, 1984
and consists of
seventeen series. The monies of each series are invested in
separate,
independently managed portfolios. The Pennsylvania Series
(the ``Series'')
commenced investment operations in April, 1987. The Series
is diversified and
seeks to achieve it's investment objective of obtaining the
maximum amount of
income exempt from federal and applicable state income taxes with the minimum
of
risk by investing in ``investment grade'' tax-exempt
securities whose ratings
are within the four highest ratings categories by a
nationally recognized
statistical rating organization or, if not rated, are of
comparable quality. The
ability of the issuers of the securities held by the Series
to meet their
obligations may be affected by economic developments in a
specific state,
industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting
policies followed by the
Fund, and the Series, in the preparation of its financial
statements.
Securities Valuations: The Series values municipal
securities (including
commitments to purchase such securities on a ``when-issued''
basis) on the basis
of prices provided by a pricing service which uses
information with respect to
transactions in bonds, quotations from bond dealers, market
transactions in
comparable securities and various relationships between
securities in
determining values. If market quotations are not readily
available from such
pricing service, a security is valued at its fair value as
determined under
procedures established by the Trustees.
Short-term securities which mature in more than 60 days are
valued at current
market quotations. Short-term securities which mature in 60
days or less are
valued at amortized cost.
All securities are valued as of 4:15 P.M., New York time. Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt
securities at a set
price for delivery on a future date. Upon entering into a
financial futures
contract, the Series is required to pledge to the broker an
amount of cash
and/or other assets equal to a certain percentage of the
contract amount. This
amount is known as the ``initial margin''. Subsequent
payments, known as
``variation margin'', are made or received by the Series
each day, depending on
the daily fluctuations in the value of the underlying
security. Such variation
margin is recorded for financial statement purposes on a
daily basis as
unrealized gain or loss. When the contract expires or is
closed, the gain or
loss is realized and is presented in the statement of
operations as net realized
gain (loss) on financial futures. The Series invests in
financial futures
contracts in order to hedge its existing portfolio
securities or securities the
Series intends to purchase against fluctuations in value
caused by changes in
prevailing interest rates. Should interest rates move
unexpectedly, the Series
may not achieve the anticipated benefits of the financial
futures contracts and
may realize a loss. The use of futures transactions involves the risk of
imperfect correlation in movements in the price of futures
contracts, interest
rates and the underlying hedged assets.
Securities Transactions and Investment Income: Securities
transactions are
recorded on the trade date. Realized gains and losses on
sales of securities are
calculated on the identified cost basis. Interest income is
recorded on the
accrual basis. The Series amortizes premiums and original
issue discount paid
on
purchases of portfolio securities as adjustments to interest income.
Net investment income (other than distribution fees) and
unrealized and realized
gains or losses are allocated daily to each class of shares
based upon the
relative proportion of net assets of each class at the
beginning of the day.
Federal Income Taxes: For federal income tax purposes, each
series in the Fund
is treated as a separate taxpaying entity. It is the intent
of the Series to
continue to meet the requirements of the Internal Revenue
Code applicable to
regulated investment companies and to distribute all of its
net income to
shareholders. For this reason and because substantially all
of the Series' gross
income consists of tax-exempt interest, no federal income
tax provision is
required.
Reclassification of Capital Accounts: The Series accounts
and reports for
distributions to shareholders in accordance with Statement
of Position 93-2:
Determination, Disclosure, and Financial Statement
Presentation of Income,
Capital Gain, and Return of Capital Distributions by
Investment Companies.
During the fiscal year the Series decreased paid-in capital
and decreased
accumulated net realized losses by $15,560 compared to
amounts previously
reported through August 31, 1994. Current year net
investment income, net
realized gains and net assets were not affected by this
change.
Dividends and Distributions: The Series declares daily
dividends from net
investment income. Payment of dividends are made monthly.
Distributions of net
capital gains, if any, are made annually. Income
distributions and capital gain
distributions are determined in accordance with income
------------------------------------------------------------
--------------------
10

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                   PENNSYLVANIA
SERIES
------------------------------------------------------------
--------------------
tax regulations which may differ from generally accepted
accounting principles.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual
Fund Management, Inc.
(``PMF''). Pursuant to this agreement, PMF has
responsibility for all investment
advisory services and supervises the subadviser's
performance of such services.
PMF has entered into a subadvisory agreement with The
Prudential Investment
Corporation (``PIC''); PIC furnishes investment advisory
services in connection
with the management of the Fund. PMF pays for the cost of
the subadviser's
services, the compensation of officers of the Fund,
occupancy and certain
clerical and bookkeeping costs of the Fund. The Fund bears
all other costs and
expenses.
The management fee paid PMF is computed daily and payable
monthly, at an annual
rate of .50 of 1% of the average daily net assets of the
Series. Effective
January 1, 1995, PMF has agreed to waive a portion (.05 of
1% of the Series'
average daily net assets) of its management fee, which
amounted to $84,187
($0.004 per share for Class A, B and C shares: .03% of
average net assets). The
Series is not required to reimburse PMF for such waiver.
The Fund has distribution agreements with Prudential Mutual
Fund Distributors,
Inc. (``PMFD''), which acts as the distributor of the Class
A shares of the
Fund, and with Prudential Securities Incorporated (``PSI''), which acts as
distributor of the Class B and Class C shares of the Fund
(collectively the
``Distributors''). The Fund compensates the Distributors for distributing and
servicing the Fund's Class A, Class B and Class C shares,
pursuant to plans of
distribution, (the ``Class A, B and C Plans'') regardless of expenses actually
incurred by them. The distribution fees are accrued daily
and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors
for distribution-related activities at an annual rate of up
to .30 of 1%, .50
of
1% and 1%, of the average daily net assets of the Class A, B and C shares,
respectively. Such expenses under the Plans were .10 of 1%,
 .50 of 1% and .75
of
1% of the average daily net assets of the Class A, B and C
shares, respectively,
for the fiscal year ended August 31, 1995.
PMFD has advised the Series that it has received
approximately $32,000 in
front-end sales charges resulting from sales of Class A
shares during the fiscal
year ended August 31, 1995. From these fees, PMFD paid such
sales charges to PSI
and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid
commissions to salespersons and incurred other distribution
costs.
PSI has advised the Series that for the fiscal year ended
August 31, 1995, it
received approximately $427,000 and $600 in contingent
deferred sales charges
imposed upon certain redemptions by Class B and Class C
shareholders,
respectively.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC
are indirect,
wholly-owned subsidiaries of The Prudential Insurance
Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-
owned subsidiary of
PMF, serves as the Fund's transfer agent. During the fiscal
year ended August
31, 1995, the Series incurred fees of approximately $129,000 for the services
of
PMFS. As of August 31, 1995, approximately $11,000 of such
fees were due to
PMFS. Transfer agent fees and expenses in the Statement of
Operations includes
certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series,
excluding short-term
investments, for the year ended August 31, 1995 were
$47,151,056 and
$59,872,361, respectively.
The cost basis of investments for federal income tax
purposes was $237,963,978
and, accordingly, as of August 31, 1995 net unrealized
appreciation of
investments for federal income tax purposes is $14,607,077
(gross unrealized
appreciation--$16,370,301; gross unrealized depreciation--
$1,763,224).
At August 31, 1995 the Series sold 25 financial futures
contracts on the
Municipal Bond Index expiring September 1995. The value at
disposition of such
contracts was $2,803,906. The value of such contracts on
August 31, 1995 was
$2,860,937 thereby resulting in an unrealized loss of
$57,031.
For federal income tax purposes, the Series has a capital
loss carryforward as
of August 31, 1995 of approximately $1,452,000 which expires in 2003.
Accordingly, no capital gains distribution is expected to be paid to
shareholders until net gains have been realized in excess of such carryforward.
------------------------------------------------------------
--------------------

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                   PENNSYLVANIA
SERIES
------------------------------------------------------------
--------------------
The Series will elect to treat net capital losses of
approximately $231,500
incurred in the ten month period ended August 31, 1995 as
being incurred in the
next fiscal year.
------------------------------------------------------------
Note 5. Capital
The Series offers both Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest for the fiscal years ended August 31, 1995 and August 31, 1994 were as follows:

Class A                                 Shares
Amount
-----------------------------------   ----------    --------
----
Year ended August 31, 1995:
Shares sold........................      299,314    $
3,060,202
Shares issued in reinvestment of
  dividends........................       94,611
981,883
Shares reacquired..................     (429,242)
(4,432,346)
                                      ----------    --------
----
Net decrease in shares outstanding
  before conversion................      (35,317)
(390,261)
Shares issued upon conversion from
  Class B..........................    3,820,038
39,180,753
                                      ----------    --------
----
Net increase in shares
  outstanding......................    3,784,721    $
38,790,492
                                      ----------    --------
----
                                      ----------    --------
----
Year ended August 31, 1994:
Shares sold........................      319,034    $
3,481,332
Shares issued in reinvestment of
  dividends and distributions......       36,716
396,391
Shares reacquired..................     (167,304)
(1,791,755)
                                      ----------    --------
----
Net increase in shares
  outstanding......................      188,446    $
2,085,968
                                      ----------    --------
----
                                      ----------    --------
----
Class B                                 Shares
Amount
-----------------------------------   ----------    --------
----
Year ended August 31, 1995
Shares sold........................    1,556,154    $
15,906,587
Shares issued in reinvestment of
  dividends........................      676,394
6,911,570
Shares reacquired..................   (3,929,313)
(39,845,757)
                                      ----------    --------
----
Net decrease in shares outstanding
  before conversion................   (1,696,765)
(17,027,600)
Shares reacquired upon conversion
  into Class A.....................   (3,820,038)
(39,180,753)
                                      ----------    --------
----
Net decrease in shares
  outstanding......................   (5,516,803)
$(56,208,353)
                                      ----------    --------
----
                                      ----------    --------
----
Year ended August 31, 1994:
Shares sold........................    3,979,725    $
43,382,782
Shares issued in reinvestment of
  dividends and distributions......      879,774
9,506,821
Shares reacquired..................   (3,665,816)
(39,199,030)
                                      ----------    --------
----
Net increase in shares
  outstanding......................    1,193,683    $
13,690,573
                                      ----------    --------
----
                                      ----------    --------
----
Class C
-----------------------------------
Year ended August 31, 1995:
Shares sold........................       28,444    $
293,253
Shares issued in reinvestment of
  dividends........................          926
9,534
Shares reacquired..................       (6,201)
(64,404)
                                      ----------    --------
----
Net increase in shares
  outstanding......................       23,169    $
238,383
                                      ----------    --------
----
                                      ----------    --------
----
August 1, 1994(a) through
  August 31, 1994:
Shares sold........................        8,669    $
90,200
                                      ----------    --------
----
                                      ----------    --------
----

---------------
(a) Commencement of offering of Class C shares.
------------------------------------------------------------
--------------------
12

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                           PENNSYLVANIA
SERIES
------------------------------------------------------------
--------------------

Class A

----------------------------------------------------

Year Ended August
31,

----------------------------------------------------
                                                 1995
1994        1993
     1992       1991
                                                -------
-------     ------
   ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............  $ 10.42
$ 11.21     $10.55
   $ 9.96     $ 9.60
                                                -------
-------     ------
   ------     ------
Income from investment operations
Net investment income.........................      .60(a)
 .59        .62
      .62        .62(a)
Net realized and unrealized gain (loss) on
   investment transactions....................      .13
(.68)       .70
      .59        .39
                                                -------
-------     ------
   ------     ------
   Total from investment operations...........      .73
(.09)      1.32
     1.21       1.01
                                                -------
-------     ------
   ------     ------
Less distributions
Dividends from net investment income..........     (.60)
(.59)      (.62)
    (.62)      (.62)
Distributions from net realized gains.........       --
(.11)      (.04)
      --       (.03)
                                                -------
-------     ------
   ------     ------
   Total distributions........................     (.60)
(.70)      (.66)
    (.62)      (.65)
                                                -------
-------     ------
   ------     ------
Net asset value, end of year..................  $ 10.55
$ 10.42     $11.21
   $10.55     $ 9.96
                                                -------
-------     ------
   ------     ------
                                                -------
-------     ------
   ------     ------
TOTAL RETURN(b):..............................     7.35%
(.82)%    12.86%
   12.44%     10.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................  $50,696
$10,651     $9,342
   $5,908     $3,521
Average net assets (000)......................  $30,092
$10,315     $7,354
   $4,439     $2,366
Ratios to average net assets:
   Expenses, including distribution fees......      .80%(a)
 .75%       .78%
     .81%       .83%(a)
   Expenses, excluding distribution fees......      .70%(a)
 .65%       .68%
     .71%       .74%(a)
   Net investment income......................     5.76%(a)
5.52%      5.69%
    5.99%      6.32%(a)
Portfolio turnover rate.......................       19%
22%        13%
      25%        62%

---------------
 (a) Net of expense subsidy/management fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment dividends and distributions.

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
13

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                           PENNSYLVANIA
SERIES
------------------------------------------------------------
--------------------

Class
B

---------------------------------------------------

                                    Year

Year Ended
August 31,                           Ended

------------------------------------------------------------
August 31,
                                                  1995
1994         1993
       1992         1991          1995
                                                --------
--------
--------     --------     --------       ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........  $  10.42
$  11.21     $
10.54     $   9.96     $   9.60       $10.42
                                                --------
--------
--------     --------     --------       ------
Income from investment operations
Net investment income.........................       .56(a)
 .55
 .57          .58          .58(a)       .53(a)
Net realized and unrealized gain (loss) on
   investment transactions....................       .13
(.68)
 .71          .58          .39          .13
                                                --------
--------
--------     --------     --------       ------
   Total from investment operations...........       .69
(.13)
1.28         1.16          .97          .66
                                                --------
--------
--------     --------     --------       ------
Less distributions
Dividends from net investment income..........      (.56)
(.55)
(.57)        (.58)       (.58)         (.53)
Distributions from net realized gains.........        --
(.11)
(.04)          --        (.03)           --
                                                --------
--------
--------     --------     --------       ------
   Total distributions........................      (.56)
(.66)
(.61)        (.58)       (.61)         (.53)
                                                --------
--------
--------     --------     --------       ------
Net asset value, end of period................  $  10.55
$  10.42     $
11.21     $  10.54     $   9.96       $10.55
                                                --------
--------
--------     --------     --------       ------
                                                --------
--------
--------     --------     --------       ------
TOTAL RETURN(b):..............................      6.92%
(1.22)%
12.54%       11.92%       10.39%        6.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............  $202,633
$257,732
$263,752     $206,028     $170,162       $  336
Average net assets (000)......................  $223,082
$266,594
$229,955     $186,113     $146,591       $  223
Ratios to average net assets:
   Expenses, including distribution fees......      1.17%(a)
1.15%
1.18%        1.21%        1.23%(a)     1.44%(a)
   Expenses, excluding distribution fees......       .67%(a)
 .65%
 .68%         .71%         .74%(a)      .69%(a)
   Net investment income......................      5.44%(a)
5.11%
5.29%        5.59%        5.94%(a)     5.14%(a)
Portfolio turnover rate.......................        19%
22%
 13%          25%          62%          19%


                                                August 1,
                                                 Through
                                                August 31,
                                                   1994
                                                ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $10.44
                                                   -----

Income from investment operations
Net investment income.........................       .04
Net realized and unrealized gain (loss) on
   investment transactions....................      (.02)
                                                   -----

   Total from investment operations...........       .02
                                                   -----

Less distributions
Dividends from net investment income..........      (.04)
Distributions from net realized gains.........        --
                                                   -----
   Total distributions........................      (.04)
                                                   -----
Net asset value, end of period................    $10.42
                                                   -----
                                                   -----

TOTAL RETURN(b):..............................       .14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $   90
Average net assets (000)......................    $    1
Ratios to average net assets:
   Expenses, including distribution fees......      2.00%(c)
   Expenses, excluding distribution fees......      1.25%(c)
   Net investment income......................      8.51%(c)
Portfolio turnover rate.......................        22%

---------------
 (a) Net of expense subsidy/management fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C shares.


------------------------------------------------------------
--------------------
14                                            See Notes to
Financial Statements.

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Independent Auditors' Report                   PENNSYLVANIA
SERIES
------------------------------------------------------------
--------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Pennsylvania Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Pennsylvania
Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of
August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal
Series Fund, Pennsylvania Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Federal Income Tax Information                 PENNSYLVANIA
SERIES
------------------------------------------------------------
--------------------
We are required by the Internal Revenue Code to advise you
within 60 days of the
Series' fiscal year end (August 31, 1995) as to the federal
tax status of
dividends and distributions paid by the Series during such
fiscal year.
Accordingly, we are advising you that in the fiscal year
ended August 31, 1995,
dividends paid from net investment income of $.60 per share
for Class A shares,
$.56 per share for Class B shares and $.53 per share for
Class C shares were all
federally tax-exempt interest dividends.
------------------------------------------------------------
--------------------

Getting The Most From Your Prudential Mutual Fund
When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco
Securities registered representative. Your advisor or representative can provide you with the following services.

There's No Reward Without Risk; But Is This Risk Worth It? Your financial adviser or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.
A financial adviser or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial adviser or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

-Prudential Municipal Series Fund: Pennsylvania Series
--Lehman Bros. General Municipal Debt Index

The Prudential Municipal Series Fund: Pennsylvania Series and the Lehman Bros. Index: Comparing a $10,000 Investment.

Class A
(CHART)

Class B
(CHART)

Class C
(CHART)

Past performance is no guarantee of future results.
Investment
return and principal value will fluctuate so an investor's shares, when redeemed, will be worth more or less than their original cost. The charts on the right are designed to give you an idea how much the Series' returns can fluctuate from year to year by measuring the best and worst years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Municipal Series Fund:
Pennsylvania Series (Class A, Class B and Class C) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the commencement of operations of each class, and subsequent account values at the end of the most recent reporting period (August 31), as measured on a quarterly basis, beginning in 1990 for Class A Shares,
1987 for Class B shares and 1994 for Class C shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on August 31, 1995; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
Class B shares automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graph.The graph and accompanying tables reflect the past subsidy and/or waiver of expenses, and/or management fees.

*Without waivers and expense subsidies the value of the $10,000 investment in the Series and the Series' average annual total return, as illustrated above, would have been lower, as indicated in parentheses (
).

The Index is a weighted index comprised of 21,000 municipal bonds (General obligation bonds, revenue bonds, insured bonds and prerefunded bonds) selected by Lehman Brothers as representative of the long-term investment grade municipal bond market. It is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the transaction costs and advisory fees paid by the Series's investors. The Index's holdings differ from the Series's portfolio. The Index is not the only one that may be used to characterize performance of bond funds and other indices may portray different comparative performance.

Prudential Mutual Funds
One Seaport Plaza
New York, NY  10292
Toll Free (800) 225-1852
(LOGO)

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy Hays Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace Torres, Treasurer
S. Jane Rose, Secretary
Stephen M. Ungerman, Assistant Treasurer
Ronald Amblard, Assistant Secretary
Deborah A. Docs, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Mutual Fund Distributors, Inc.
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435M879                                     MF132E
74435M481                                     Cat. #642130F
74435M887